As Filed with the Securities and Exchange Commission on April 24, 2013

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 13	☒
and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 35	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

Ken Reitz

TIAA-CREF Life Insurance Company

8500 Andrew Carnegie Boulevard, MS C2-08

Charlotte, North Carolina 28262-8500

(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2013

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single Premium immediate variable annuity Contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the Fund prospectus, and keep it for future reference.

The Contracts are designed to provide you with a stream of income for the life of the named Annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single Premium to a TIAA-CREF Life Fixed Account or to one or more of the following eight separate account variable Investment Accounts:

■Growth Equity ■Growth & Income ■International Equity ■Large-Cap Value	■Small-Cap Equity ■Stock Index ■Social Choice Equity ■Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the Investment Account’s underlying Fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the Funds or the Investment Accounts, and you bear the entire investment risk.

A separate prospectus for the Funds provides more information about the Funds listed above. Note that the prospectus for the Funds may provide information for other Funds that are not available through the contract. When you consult the prospectus, you should be careful to refer only to the information regarding the Funds listed above.

More information about the separate account and the Contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2013. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Contracts or certain investment options under the Contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the single Premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contractowner or any prospective Contractowner.

1940 Act.  The Investment Company Act of 1940, as amended.

Annuitant.  The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the Annuitant may not be changed.

Annuity Unit.  A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return.  4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary.  The person or institution selected by the Contractowner to become the new Contractowner if the Contractowner dies while any annuity payments remain due.

Business Day.  Any day that the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year.

Commuted Value.  The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the Fixed Account, the Commuted Value is the sum of payments less the interest that would have been earned from the effective date of the Commuted Value calculation to the date each payment would have been made. For any variable Investment Account, the Commuted Value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the Annuity Unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts.  The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single Premium immediate annuity Contracts.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Current Value.  The Present Value of the future annuity payments, which for variable payments is computed using the assumption that the relevant Investment Account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the Present Value is determined based on the age of the Annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “Current Value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account.  The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund.  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account.  All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.  The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual Income Change Method.

Income Option.  The form of annuity benefit that you select under the Two-Life Annuity. The Income Options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account.  A sub-account of the separate account that invests its assets in shares of a corresponding Fund.

IRC.  The Internal Revenue Code of 1986, as amended.

Issue Date.  The day that the contract is issued and becomes effective.

NYSE.  The New York Stock Exchange.

Premium.  The amount you invest in the contract.

Single Premium Immediate Annuities ■ Prospectus	3

Present Value.  The Present Value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant.  The natural person whose life, together with the Annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

Separate Account.  TIAA-CREF Life Separate Account VA-1.

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day.  Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA-CREF LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity Contracts and receive a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of Contracts we offer are:

■	One-Life Annuity, which pays income as long as the Annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

■

Two-Life Annuity, which pays income as long as either the Annuitant or the second Annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an Annuitant, continues at either the same or a reduced level for the life of the other Annuitant; and

■	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single Premium to the Fixed Account or to one or more of the separate account’s variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on how well the Funds underlying the Investment Account perform over time. Your payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable Investment Accounts which invest in the following Funds of the TIAA-CREF Life Funds:

• Growth Equity	• Small-Cap Equity
• Growth & Income	• Stock Index
• International Equity	• Social Choice Equity
• Large-Cap Value	• Real Estate Securities

TIAA-CREF Life doesn’t guarantee the investment performance of the Funds or the variable Investment Accounts, and you bear the entire investment risk.

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the Premium to the variable Investment Accounts, that portion of the Premium will initially be applied to the General Account until seven days plus the number of days in the free look period applicable in your state have passed from the Issue Date of your contract. At that time, the amount applied to the General Account, plus any interest credited on the amount, will automatically be transferred to the variable Investment Accounts you have chosen, and the number of Annuity Units payable from each variable Investment Account will be determined as of that date. While this amount is held in the General Account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), with certain conditions. Once a

4	Prospectus ■ Single Premium Immediate Annuities

year you also may change how frequently your payments from a variable Investment Account are valued, i.e., you may change your Income Change Method. For more details on transfers and changing your Income Change Method, see “Changing Investment Accounts and Income Change Methods”.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of Contractowner transaction expenses for comparative purposes. State Premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of Premiums)	None
Deferred sales load (as a percentage of Premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of Premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this Premium tax, it may deduct the amount of the Premium tax paid from any Premium payment.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees(1)	Fee Waiver(1)	Current
Charges(1)
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

(1)

TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of Fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these Funds for the year ended December 31, 2012. The next table provides greater detail on the total operating expenses charged by each Fund, and shows the total separate account and Fund annual expenses. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from Fund assets, including management fees and other expenses	0.09%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses(1)	Other Expenses	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements		Net Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(8)
Growth Equity Fund	0.45%	None	0.29%	0.74%	0.22%	(2)	0.52%	1.12%
Growth & Income Fund	0.45%	None	0.24%	0.69%	0.17%	(2)	0.52%	1.12%
International Equity Fund	0.50%	None	0.30%	0.80%	0.20%	(3)	0.60%	1.20%
Large-Cap Value Fund	0.45%	None	0.25%	0.70%	0.18%	(2)	0.52%	1.12%
Small-Cap Equity Fund	0.48%	0.02%	0.27%	0.77%	0.20%	(4)	0.57%	1.17%
Stock Index Fund	0.06%	None	0.19%	0.25%	0.16%	(5)	0.09%	0.69%
Social Choice Equity Fund	0.15%	None	0.28%	0.43%	0.21%	(6)	0.22%	0.82%
Real Estate Securities Fund	0.50%	None	0.21%	0.71%	0.14%	(7)	0.57%	1.17%

(1)

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

Single Premium Immediate Annuities ■ Prospectus	5

(2)

Under the Funds’ expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

(3)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

(4)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

(5)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

(6)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

(7)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

(8)

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and Fund expenses would be 1.72% for the Growth Equity Fund, 1.72% for the Growth & Income Fund, 1.80% for the International Equity Fund, 1.72% for the Large-Cap Value Fund, 1.77% for the Small-Cap Equity Fund, 1.29% for the Stock Index Fund, 1.42% for the Social Choice Equity Fund, and 1.77% for the Real Estate Securities Fund.

Fund expenses are deducted from each underlying Fund before TIAA-CREF Life is provided with the Fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding Investment Account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity Contracts. These costs include Contractowner transaction expenses, separate account annual expenses, and maximum Fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the Funds. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014 but that there will be no waiver or expense reimbursement agreement in effect thereafter.

The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE WITHOUT FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$197	$609	$1,047	$2,264
Growth & Income Account	$192	$594	$1,021	$2,212
International Equity Account	$203	$627	$1,078	$2,327
Large-Cap Value Account	$193	$597	$1,026	$2,222
Small-Cap Equity Account	$200	$618	$1,062	$2,296
Stock Index Account	$148	$459	$792	$1,735
Social Choice Equity Account	$166	$514	$887	$1,933
Real Estate Securities Account	$194	$600	$1,032	$2,233

EXAMPLE WITH FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$114	$403	$713	$1,594
Growth & Income Account	$114	$392	$691	$1,542
International Equity Account	$122	$423	$747	$1,662
Large-Cap Value Account	$114	$394	$696	$1,552
Small-Cap Equity Account	$119	$414	$731	$1,629
Stock Index Account	$70	$255	$456	$1,034
Social Choice Equity Account	$84	$307	$548	$1,240
Real Estate Securities Account	$119	$401	$705	$1,567

6	Prospectus ■ Single Premium Immediate Annuities

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

For condensed financial information pertaining to each Investment Account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a Premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the Current Value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the Current Value of your contract may be less than your Premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your Premium, we’ll refund the greater of your contract value or your full Premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any Premium taxes and expense charges deducted from the Premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single Premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the Contracts are summarized below. However, the descriptions you read here are qualified entirely by the Contracts themselves.

The Contracts are approved in all states including the District of Columbia.

Under the SPIA Contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the Contracts to provide you with a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA Contracts include both fixed and variable components—that is, you can allocate your single Premium between the Fixed Account or one or more separate account variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on how well the Funds underlying the Investment Account perform over time. Your variable payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive in good order at our Administrative Office your completed application and your Premium. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

New Business Department

TIAA-CREF Life Insurance Company

P.O. Box 1291

Charlotte, NC 28201-9908

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payer to the account owner cannot be identified from the face of the check. The Premium must be for at least $25,000. Additional Premiums are not permitted. We will credit your Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your Premium unless you instruct us otherwise upon being contacted.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contractowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Single Premium Immediate Annuities ■ Prospectus	7

Electronic Payment. You may pay your Premium by electronic payment. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA Contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your Premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your Premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract Issue Date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your Premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	the interest rates then in effect

•	the Income Option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the Annuitant’s death). The amount of each annuity payment from the Fixed Account does not change as a result of the investment experience of any variable Investment Account.

There are significant limits on your right to “transfer” all or part of your future annuity payments from the Fixed Account to the variable Investment Accounts. Due to these limitations, if you want to transfer all of your future annuity payments from the Fixed Account to one or more variable Investment Accounts, it may take several years to do so. You should carefully consider whether payments from the Fixed Account meet your investment needs. See “Changing Investment Accounts and Income Change Methods.”

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your Annuity Units in a particular Investment Account. The number of Annuity Units you purchase is determined on the contract Issue Date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units you purchase will

8	Prospectus ■ Single Premium Immediate Annuities

be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the Issue Date of your contract.) Annuity unit values are calculated as of each Valuation Day based primarily on the net investment results of the Funds underlying the particular Investment Account. For the formulas used to determine Annuity Unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your Premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	in the case of the Two-Life Annuity, the Income Option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the Funds underlying the variable Investment Accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of Income Change Method). In general, your payments will increase if the performance of the variable Investment Account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly Income Change Method for your variable annuity payments. Under the annual Income Change Method, the amount of payments from the variable Investment Accounts will change each May 1, based on the net investment results of the Funds underlying the Investment Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation day in March of the current year). Under the monthly Income Change Method, payments from the variable Investment Accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a Business Day, the prior Business Day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these Contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your Beneficiary) may be less than the Premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your Beneficiary income as long as the Annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the Annuitant dies before it’s over, annuity income payments will continue to you or your Beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the Annuitant dies—so that it’s possible for you to receive only one payment if the Annuitant dies before the second payment is made, two payments if the Annuitant dies before the third payment is made, etc.

•

Two-Life Annuity. This option pays income to you or your Beneficiary as long as the Annuitant or second Annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of Income Options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your Beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Due to this limitation, it may take several years to transfer all of your future annuity payments from the Fixed Account to the variable Investment Accounts. Once income has been transferred from the Fixed Account to a variable Investment Account it cannot be transferred back to the Fixed Account.

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You may not transfer payments from the Fixed Account to the variable Investment Accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the Business Day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future Business Day, or the last Calendar Day of the current or any future month, even if it’s not a Business Day. Transfers under the annual Income Change Method will affect your annuity payments beginning on the May 1 following the March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day) which is on or after the effective date of the transfer. Transfers under the monthly Income Change Method and all transfers into or out of the Fixed Account will affect your annuity payments beginning with the first payment due after the monthly payment Valuation Day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your Premium is temporarily held in the General Account, no transfers may be made. For more on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly Income Change Methods at any time, but only once a year, and the switch will go into effect on March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day).

To request a transfer or to switch your Income Change Method, call our Insurance Planning Center, toll-free at 877 825-4011, or write to TIAA-CREF

Life’s home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contract owners could try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying Funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for Funds invested primarily in foreign securities. These costs are borne by all contract owners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. Transfers of the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contractowners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the market timing and excessive trading policies established by the Fund.

We seek to apply our transfer policies uniformly to all Contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your Beneficiary have the right to receive in a lump sum the Commuted Value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the Annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable Investment Accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of Annuitant(s), or if the Annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the Fixed Account is only available to your beneficiaries after your death.)

The Commuted Value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the Commuted Value is the Business Day on which we receive the request for a Commuted Value, in a form acceptable to us. You can also defer the effective date to a future Business Day acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

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DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated Beneficiar(y)(ies) or, if none, the person chosen as the Annuitant or second Annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving Beneficiary and the Annuitant and second Annuitant, if any, has died before the end of a guaranteed period, the Commuted Value of any payments remaining due will be paid in one sum to your estate.

If your spouse (as defined under Federal law) is the sole Beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act (“DOMA”) currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Recently, however, several U.S. Courts of Appeals and U.S. District Courts held DOMA to be unconstitutional, and the Supreme Court is expected to hear a case on DOMA in 2013. Therefore, it is currently uncertain as to whether the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your Beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each Investment Account is equal to the number of Annuity Units payable multiplied by the then-Current Value of one Annuity Unit for the variable Investment Account and Income Change Method you chose.

Determining the Number of Annuity Units Payable. The number of Annuity Units you purchase under the contract is derived by dividing the portion of the Premium (net of any Premium taxes) you allocated to a particular Investment Account and Income Change Method by the product of the Annuity Unit value for that Investment Account and Income Change Method, and an annuity factor that represents the Present Value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of Annuity Units for each variable Investment Account and Income Change Method under a contract is generally determined on the contract Issue Date and remains fixed unless there is a “transfer” of Annuity Units or you change your Income Change Method. The number of Annuity Units payable from a particular Investment Account and Income Change Method under your contract will be reduced by the number of Annuity Units you transfer out of that Investment Account or Income Change Method. The number of Annuity Units payable will be increased by any internal transfers you make to that Investment Account and Income Change Method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units payable from each variable Investment Account will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. The Annuity Unit value for each Investment Account is calculated separately for each Income Change Method for each Business Day and, as of the date of this prospectus, for the last Calendar Day of each month (which could fall on a weekend or holiday, and thus on a day that is not a Business Day). Beginning in or around the fourth quarter of 2011, we anticipate that, subject to any necessary approvals, such Annuity Unit valuations will occur only on Business Days, and thus the last Calendar Day of each month will not be a Valuation Day unless it falls on a Business Day. If the last Calendar Day of a month does not fall on a Business Day, the last Valuation Day for such months shall be deemed to be the last Business Day of the month. The Annuity Unit value for each Income Change Method is determined by updating the Annuity Unit value from the previous Valuation Day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent Assumed Investment Return. We further adjust the Annuity Unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those Annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual Income Change Method, the value of the Annuity Unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the Annuity Unit for payments due on and after the next succeeding May 1 is equal to the Annuity Unit value determined as of the last Valuation Day in March. For participants under the monthly Income Change Method, the value of the Annuity Unit for payments changes on the payment Valuation Day of each month for the payment due on the first of the following month.

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TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly Income Change Methods.

For the more detailed formula we use for determining Annuity Unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the Premium to the separate account, which currently has eight subaccounts, or variable Investment Accounts. These variable Investment Accounts invest in shares of the Funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten Funds but may add other Funds in the future.

Note that not all of the ten Funds described in the prospectus for the TIAA-CREF Life Funds are available under your contract.  When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the Funds listed below.

The Funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the Funds, are described fully in their prospectus and SAI. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the Premium to the variable Investment Accounts, that portion of the Premium will initially be applied to the TIAA-CREF Life General Account until seven days plus the number of days in the free look period applicable in your state have passed from the Issue Date of your contract. At that time, the amount applied to the General Account, plus any interest credited on the amount, will automatically be transferred to the variable Investment Accounts you have chosen, and the number of Annuity Units payable from each variable Investment Account will be determined as of that date. While this amount is held in the General Account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable Investment Accounts.

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THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Valuation Day from the assets of each variable Investment Account for various services required to administer the separate account and the Contracts and to cover certain insurance risks borne by TIAA-CREF Life. The Contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each Investment Account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the Premium and administering the Contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the Annuitant(s) may live or whether the mortality experience of Annuitants as a group is better than expected.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its General Account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each Investment Account purchases shares of the corresponding Fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a Fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each Fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on Fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The Contracts do not provide for charges or other deductions from the Premium.

Premium Taxes. Currently, residents of several states may be subject to Premium taxes on their contract. We will deduct any charges for Premium taxes from your Premium before it’s applied to provide annuity payments. State Premium taxes currently range from 1.00 percent to 3.50 percent of Premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the Contracts qualify as annuity Contracts for federal income tax purposes (see the SAI for more information). The following discussion is general in nature and is not intended as tax advice. It is based on our understanding of current federal income tax law, and is subject to change. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. For complete information on your personal tax situation, check with a qualified tax adviser.

NON-NATURAL PERSONS

If a non-natural person (e.g., a corporation or a trust) owns a Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of Premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire Premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

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Currently capital gains tax rates are not applicable to annuities.

If, after the contract Issue Date, annuity payments stop because an Annuitant died, any Premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Transferring, assigning, pledging, or exchanging a Contract, designating an Annuitant, payee, or other Beneficiary who is not the owner, or the selection of certain maturity dates may have adverse tax consequences including treatment as a distribution. An owner contemplating any such actions should consult a tax advisor.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from certain distributions from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with exceptions enumerated above. You should consult a tax advisor with regard to exceptions from the penalty tax.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the Annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or Annuitant’s death. That is, the “investment in the contract” remains generally the total Premium payments, less amounts received, which were not includable in gross income.

MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity Contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity Contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract. We also have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

MULTIPLE CONTRACTS

All nonqualified deferred annuity Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its Contracts (other than Premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

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DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2013, the federal estate tax, GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management

Single Premium Immediate Annuities ■ Prospectus	15

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate Investment Account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the New York Department of Financial Services and the insurance departments of some other jurisdictions in which the Contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the Contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable Investment Accounts, which invest in shares of the Funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable Investment Accounts. Following is a brief description of the Fixed Account. Amounts allocated to the Fixed Account become part of the General Account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The General Account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the Investment Accounts) or in any other TIAA-CREF Life separate account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the Fixed Account registered as an investment company under the 1940 Act. Neither the Fixed Account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the Fixed Account, see your contract. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

The Contracts are offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of TIAA which is registered with the SEC as broker-dealers and a member of Financial Industry Regulatory Authority or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contracts. TC Services is considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of TC Services or have entered into a selling agreement with TC Services. The main offices of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TC Services or any other entity in connection with the distribution of the Contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA-CREF to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account Contractowners. In addition, transfers of accounts from and within the fixed and variable Investment Accounts may be deferred under these circumstances.

If, pursuant to Securities and Exchange Commission rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer or annuity payment from the TIAA-CREF Life Money Market Sub-Account until the Fund is liquidated.

If a check has been submitted as the Premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract.

If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contractowners may control the outcome of a vote. TIAA-CREF Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

16	Prospectus ■ Single Premium Immediate Annuities

The number of votes that a Contractowner has the right to instruct are calculated separately for each variable Investment Account, and include fractional votes. The Contractowner has a voting interest in each Investment Account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable Investment Account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new Investment Accounts in the future that would invest in other Funds. We don’t guarantee that the separate account, any existing Investment Account or any Investment Account added in the future, will always be available. We reserve the right to add or close accounts, substitute one Fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the Investment Accounts or add, delete or stop providing Contracts for use with any Investment Account. We can also stop or start providing certain contract options or Income Options under either the annual or monthly Income Change Methods from current or future Investment Accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required New York Department of Financial Services, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA-CREF LIFE

The benefits under your Contract are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contractowners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

Single Premium Immediate Annuities ■ Prospectus	17

How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.

CONTACTING TIAA-CREF LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our administrative office. You can ask questions by calling toll-free 800 842 2252.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 852 2252, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one Contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the Funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

OTHER INFORMATION

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contractowners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates can be communicated in writing to TIAA-CREF 8500 Andrew Carnegie Blvd., Charlotte, NC 28262; or by calling us between the hours of 8:00 a.m. and 10:00 p.m. ET, Monday-Friday and 9:00 a.m. to 6:00 p.m. ET Saturday at 800 842 2252; or 24 hours a day via our website www.tiaa-cref.org.

18	Prospectus ■ Single Premium Immediate Annuities

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Calculating Annuity Unit Values

B-2	Tax Status of the Contracts

B-3	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-4	Financial Statements

B-5	Index to Financial Statements

Single Premium Immediate Annuities ■ Prospectus	19

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20	Prospectus ■ Single Premium Immediate Annuities

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, and Real Estate Securities variable Investment Accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

					For the year ended December 31
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)
TIAA-CREF Life Growth Equity Sub-Account
2012	1,353	$16.57	$19.27	$27,451	0.71%	0.60%	16.29%
2011	1,426	$16.37	$16.57	$24,877	0.27%	0.60%	1.22%
2010	1,450	$14.52	$16.37	$24,804	0.47%	0.60%	12.74%
2009	1,609	$10.78	$14.52	$24,282	0.93%	0.60%	34.66%
2008	1,554	$18.30	$10.78	$17,451	0.87%	0.60%	(41.05)%
2007	1,683	$15.12	$18.30	$31,942	0.82%	0.60%	21.03%
2006	1,513	$14.41	$15.12	$23,582	0.76%	0.60%	4.98%
2005	1,733	$13.75	$14.41	$25,602	0.65%	0.60%	4.80%
2004	1,848	$13.00	$13.75	$26,002	0.89%	0.60%	5.75%
2003	2,119	$10.18	$13.00	$27,938	1.27%	0.47%	27.71%

TIAA-CREF Life Growth & Income Equity Sub-Account
2012	1,227	$29.49	$34.13	$46,469	1.78%	0.60%	15.73%
2011	1,268	$28.82	$29.49	$40,088	1.07%	0.60%	2.32%
2010	1,342	$25.56	$28.82	$40,422	1.29%	0.60%	12.73%
2009	1,406	$20.13	$25.56	$37,317	1.74%	0.60%	27.00%
2008	1,506	$31.05	$20.13	$31,512	1.70%	0.60%	(35.16)%
2007	1,634	$26.31	$31.05	$52,889	1.54%	0.60%	18.02%
2006	1,485	$22.66	$26.31	$40,516	1.59%	0.60%	16.15%
2005	1,553	$21.39	$22.66	$36,489	1.35%	0.60%	5.93%
2004	1,639	$19.57	$21.39	$35,832	1.62%	0.60%	9.28%
2003	1,653	$15.55	$19.57	$32,820	2.04%	0.47%	25.81%

TIAA-CREF Life International Equity Sub-Account
2012	1,285	$18.72	$24.42	$33,558	1.74%	0.60%	30.49%
2011	1,423	$24.74	$18.72	$28,003	1.54%	0.60%	(24.33)%
2010	1,618	$20.80	$24.74	$41,512	1.28%	0.60%	18.92%
2009	1,822	$15.88	$20.80	$38,962	3.77%	0.60%	30.96%
2008	1,966	$31.95	$15.88	$32,107	0.04%	0.60%	(50.29)%
2007	2,569	$26.94	$31.95	$83,930	2.03%	0.60%	18.60%
2006	2,203	$20.85	$26.94	$60,301	1.78%	0.60%	29.17%
2005	1,840	$18.24	$20.85	$39,020	1.81%	0.60%	14.32%
2004	1,572	$15.59	$18.24	$29,078	2.17%	0.60%	17.01%
2003	1,290	$11.10	$15.59	$20,361	2.36%	0.47%	40.41%

TIAA-CREF Life Large-Cap Value Sub-Account
2012	292	$42.58	$50.85	$16,543	1.91%	0.60%	19.42%
2011	321	$45.55	$42.58	$14,932	1.47%	0.60%	(6.52)%
2010	354	$38.71	$45.55	$17,099	1.56%	0.60%	17.65%
2009	383	$29.63	$38.71	$15,557	1.96%	0.60%	30.68%
2008	384	$50.28	$29.63	$11,969	1.49%	0.60%	(41.07)%
2007	491	$50.12	$50.28	$25,979	1.90%	0.60%	0.31%
2006	503	$41.47	$50.12	$25,759	9.24%	0.60%	20.85%
2005	443	$39.76	$41.47	$18,800	8.18%	0.60%	4.31%
2004	406	$33.13	$39.76	$16,615	19.92%	0.60%	20.03%
2003	194	$24.98	$33.13	$6,581	13.19%	0.55%	32.62%

Single Premium Immediate Annuities ■ Prospectus	21

CONDENSED FINANCIAL INFORMATION

concluded

					For the year ended December 31
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)
TIAA-CREF Life Small-Cap Equity Sub-Account
2012	258	$51.38	$58.24	$16,104	1.11%	0.60%	13.34%
2011	288	$53.98	$51.38	$15,621	0.52%	0.60%	(4.82)%
2010	317	$42.57	$53.98	$17,661	0.83%	0.60%	26.78%
2009	277	$33.53	$42.57	$12,166	1.39%	0.60%	26.99%
2008	309	$49.89	$33.53	$10,653	1.51%	0.60%	(32.79)%
2007	333	$53.17	$49.89	$17,330	1.38%	0.60%	(6.17)%
2006	409	$45.39	$53.17	$22,291	9.56%	0.60%	17.13%
2005	388	$43.67	$45.39	$18,045	14.65%	0.60%	3.94%
2004	415	$36.67	$43.67	$18,452	17.94%	0.60%	19.11%
2003	328	$24.73	$36.67	$12,208	29.18%	0.57%	48.26%

TIAA-CREF Life Stock Index Sub-Account
2012	3,056	$34.36	$39.74	$128,944	2.15%	0.60%	15.65%
2011	3,214	$34.24	$34.36	$116,331	1.82%	0.60%	0.35%
2010	3,362	$29.50	$34.24	$120,888	1.81%	0.60%	16.09%
2009	3,518	$23.12	$29.50	$107,829	2.01%	0.60%	27.59%
2008	3,672	$36.95	$23.12	$88,233	1.84%	0.60%	(37.44)%
2007	3,915	$35.35	$36.95	$150,569	1.80%	0.60%	4.53%
2006	4,056	$30.76	$35.35	$147,889	2.66%	0.60%	14.92%
2005	4,303	$29.18	$30.76	$136,162	1.69%	0.60%	5.41%
2004	4,449	$26.24	$29.18	$132,964	1.86%	0.60%	11.22%
2003	4,397	$20.14	$26.24	$117,326	4.01%	0.47%	30.26%

TIAA-CREF Life Social Choice Sub-Account
2012	451	$29.10	$32.98	$16,020	1.91%	0.60%	13.33%
2011	476	$29.29	$29.10	$14,675	1.72%	0.60%	(0.65)%
2010	487	$25.40	$29.29	$14,877	1.85%	0.60%	15.32%
2009	521	$19.28	$25.40	$13,691	2.22%	0.60%	31.73%
2008	555	$30.34	$19.28	$11,103	1.35%	0.60%	(36.45)%
2007	594	$29.28	$30.34	$18,828	1.79%	0.60%	3.62%
2006	619	$25.70	$29.28	$18,655	2.25%	0.60%	13.95%
2005	682	$24.13	$25.70	$17,928	1.61%	0.60%	6.47%
2004	639	$21.60	$24.13	$15,490	1.88%	0.60%	11.71%
2003	586	$16.69	$21.60	$12,696	2.18%	0.48%	29.44%

TIAA-CREF Life Real Estate Securities Sub-Account
2012	352	$57.06	$67.95	$25,720	1.90%	0.60%	19.07%
2011	353	$53.79	$57.06	$21,199	1.22%	0.60%	6.08%
2010	366	$41.25	$53.79	$20,662	2.36%	0.60%	30.38%
2009	341	$33.17	$41.25	$14,857	4.13%	0.60%	24.36%
2008	376	$54.07	$33.17	$13,218	4.26%	0.60%	(38.64)%
2007	453	$64.84	$54.07	$26,024	2.76%	0.60%	(16.61)%
2006	681	$48.67	$64.84	$45,401	10.27%	0.60%	33.24%
2005	611	$45.67	$48.67	$30,623	15.47%	0.60%	6.56%
2004	613	$34.55	$45.67	$28,643	22.68%	0.60%	32.18%
2003	403	$24.81	$34.55	$14,151	3.42%	0.55%	39.24%

(a)	Does not include expenses of underlying Fund.
(b)	These amounts represent the dividends, excluding distributions of long-term capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(c)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(d)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account.

22	Prospectus ■ Single Premium Immediate Annuities

For more information about Single Premium Immediate Annuity

How to reach us

TIAA-CREF website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

800 842-2252

8:00 a.m. to 10:00 p.m. ET Monday–Friday

9:00 a.m. to 6:00 p.m. ET Saturday

To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Contract than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI or to request other information about the Contract, please call or write to us at our Administrative Office 800 842-2252.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

Investment Company Act of 1940

Registration File No. 811-08963

A10861

5/13

STATEMENT OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

Funded through

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

and

TIAA-CREF LIFE INSURANCE COMPANY

MAY 1, 2013

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2013 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

TABLE OF CONTENTS

B-2	Calculating Annuity Unit Values
B-2	Tax Status of the Contract
B-3	Statements and Reports
B-3	General Matters
B-3	State Regulation

B-3	Legal Matters
B-3	Experts
B-4	Additional Information
B-4	Financial Statements
B-5	Index to Financial Statements

CALCULATING ANNUITY UNIT VALUES

Separate Annuity Unit values are maintained for Annuity Units payable from each Investment Account under each Income Change Method. The values are calculated as of each Valuation Day. Annuity unit values for an Income Change Method are determined by multiplying each account’s Annuity Unit value at the end of the previous Valuation Day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that Income Change Method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an Income Change Method, and those who start or stop receiving annuity income under that Income Change Method between the two dates.

An Investment Account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous Valuation Day. An Investment Account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the Fund(s) held by the account as of the end of the Valuation Day, excluding the net effect of Contractholders’ transactions (i.e., Premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous Valuation Day.
B equals		the value of the shares in the Fund(s) held by the account as of the end of the prior Valuation Day, including the net effect of Contractowners’ transactions made during the prior Valuation Day.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (“IRC”) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The Internal Revenue Service (IRS) has published rulings stating that a variable Contractowner will be considered the owner of separate account assets if the Contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that Contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life Insurance Company (TIAA-CREF Life) reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a Contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your Beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your Beneficiary or over a period not to exceed your Beneficiary’s life expectancy, as defined in the Code. If your spouse (as defined under Federal law) is the sole Beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the Annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

B-2	Statement of Additional Information ■ Single Premium Immediate Annuities

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your Premium, or make a “transfer” to or from the separate account or among the variable Investment Accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

GENERAL MATTERS

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

FINANCIAL SUPPORT AGREEMENT

The Contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA-CREF Life with recourse to TIAA.

MANAGEMENT RELATED SERVICE CONTRACTS

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA-CREF Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2012, 2011, and 2010 TIAA-CREF Life provided total compensation for product administrative services of $12,281,977, $7,410,628, and $4,219,092 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2012, 2011, and 2010, TIAA-CREF Life paid custody fees of $305,206, $288,019, and $293,748. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2012, 2011, and 2010, TIAA-CREF Life provided compensation for trade settlement services of $77,644, $87,944, and $77,287.

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Department periodic statements on forms promulgated by the Department. The separate account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including TIAA-CREF Life’s right to issue the Contracts, have been passed upon by Meredith Kornreich General Counsel of TIAA-CREF Life.

EXPERTS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VA-1. PricewaterhouseCoopers LLP is also the independent auditor of TIAA CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

The financial statements of TIAA-CREF Life Separate Account VA-1 as of December 31, 2012 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-3

TIAA CREF LIFE INSURANCE COMPANY STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 214 North Tryon Street, Charlotte, North Carolina 28202, given on the authority of said firm as experts in auditing and accounting.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life, and TIAA follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ■ Single Premium Immediate Annuities

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 Audited Financial Statements For the Fiscal Year Ended December 31, 2012:
B-6	Report of Independent Registered Public Accounting Firm
B-7	Statements of Assets and Liabilities
B-7	Statements of Operations
B-17	Statements of Changes in Net Assets
B-42	Notes to Financial Statements

Single Premium Immediate Annuities ■ Statement of Additional Information	B-5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and

the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA-CREF Life Separate Account VA-1 at December 31, 2012, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares at December 31, 2012 with the transfer agent of the investee mutual funds or the investee mutual funds directly, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2013

B-6	Statement of Additional Information ■ Single Premium Immediate Annuities

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2012

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large-Cap Value Sub-Account

ASSETS
Investments, at value	$105,122,596	$40,297,091	$71,578,405	$72,464,397	$42,657,895
Total assets	$105,122,596	$40,297,091	$71,578,405	$72,464,397	$42,657,895

NET ASSETS
Accumulation fund	$105,122,596	$38,920,082	$66,975,854	$70,280,430	$40,987,937
Annuity fund	—	1,377,009	4,602,551	2,183,967	1,669,958

Net assets	$105,122,596	$40,297,091	$71,578,405	$72,464,397	$42,657,895

Investments, at cost	$102,950,615	$32,934,953	$60,130,495	$74,592,245	$36,928,803
Shares held in corresponding Funds	4,019,984	2,133,250	2,356,878	4,365,325	1,451,443

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$19.27	$34.13	$24.42	$50.85
Lifetime Variable Select Annuity	36.79	19.29	34.11	24.43	50.86

Intelligent Variable Annuity
Band 1	36.98	19.38	34.29	24.54	51.09
Band 2	37.26	19.53	34.55	24.73	51.48
Band 3	37.45	19.63	34.73	24.85	51.74
Band 5	36.79	19.28	34.12	24.41	50.83
Band 6	37.07	19.43	34.38	24.60	51.22
Band 7	37.26	19.53	34.55	24.73	51.48

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2012

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large-Cap Value Sub-Account

INVESTMENT INCOME
Dividends	$3,640,568	$281,632	$1,229,858	$1,147,405	$781,132

Expenses
Administrative expenses	132,570	78,124	125,382	113,573	69,167
Mortality and expense risk charges	294,607	159,668	257,063	231,554	142,007
Guaranteed minimum death benefits	17,706	1,510	3,050	3,690	3,016
Total expenses	444,883	239,302	385,495	348,817	214,190
Net investment income (loss)	3,195,685	42,330	844,363	798,588	566,942

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	809,290	2,342,557	2,616,166	(4,385,404)	180,455
Capital gain distributions	1,029,518	—	—	—	—
Net realized gain (loss)	1,838,808	2,342,557	2,616,166	(4,385,404)	180,455
Net change in unrealized appreciation (depreciation) on investments	738,651	3,735,085	5,958,432	21,015,618	6,189,921
Net realized and unrealized gain (loss) on investments	2,577,459	6,077,642	8,574,598	16,630,214	6,370,376
Net increase (decrease) in net assets from operations	$5,773,144	$6,119,972	$9,418,961	$17,428,802	$6,937,318

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-7

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2012

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account

ASSETS
Investments, at value	$50,771,560	$51,699,278	$31,876,019	$28,360,048	$196,353,678
Total assets	$50,771,560	$51,699,278	$31,876,019	$28,360,048	$196,353,678

NET ASSETS
Accumulation fund	$50,771,560	$49,919,537	$30,824,426	$27,197,039	$188,852,952
Annuity fund	—	1,779,741	1,051,593	1,163,009	7,500,726

Net assets	$50,771,560	$51,699,278	$31,876,019	$28,360,048	$196,353,678

Investments, at cost	$50,771,560	$41,121,651	$26,618,404	$25,229,739	$167,373,257
Shares held in corresponding Funds	50,771,560	1,761,475	1,032,589	1,030,151	6,237,410

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$67.95	$58.24	$32.98	$39.74
Lifetime Variable Select Annuity	11.38	67.99	58.27	33.10	39.72

Intelligent Variable Annuity
Band 1	11.45	68.29	58.52	33.13	39.93
Band 2	11.54	68.81	58.97	33.38	40.23
Band 3	11.60	69.16	59.27	33.55	40.44
Band 5	11.39	67.94	58.23	32.96	39.73
Band 6	11.48	68.46	58.67	33.21	40.03
Band 7	11.54	68.81	58.97	33.38	40.23

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE PERIOD OR YEAR ENDED DECEMBER 31, 2012

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account

INVESTMENT INCOME
Dividends	$12,234	$910,967	$357,164	$535,552	$4,119,510

Expenses
Administrative expenses	72,057	89,746	60,760	48,651	341,805
Mortality and expense risk charges	161,289	183,112	123,751	100,545	687,999
Guaranteed minimum death benefits	7,462	1,908	1,157	1,665	4,339
Total expenses	240,808	274,766	185,668	150,861	1,034,143
Net investment income (loss)	(228,574)	636,201	171,496	384,691	3,085,367

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	373,316	819,231	482,429	5,541,112
Capital gain distributions	—	—	—	—	1,216,853
Net realized gain (loss)	—	373,316	819,231	482,429	6,757,965
Net change in unrealized appreciation (depreciation) on investments	—	7,001,468	2,923,380	2,402,820	17,062,846
Net realized and unrealized gain (loss) on investments	—	7,374,784	3,742,611	2,885,249	23,820,811
Net increase (decrease) in net assets from operations	$(228,574)	$8,010,985	$3,914,107	$3,269,940	$26,906,178

B-8	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Calamos Growth and Income Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account

ASSETS
Investments, at value	$3,576,209	$405,233	$390,487	$416,845	$664,128
Total assets	$3,576,209	$405,233	$390,487	$416,845	$664,128

NET ASSETS
Accumulation fund	$3,576,209	$405,233	$390,487	$416,845	$664,128

Net assets	$3,576,209	$405,233	$390,487	$416,845	$664,128

Investments, at cost	$3,454,655	$414,672	$380,821	$404,893	$668,215
Shares held in corresponding Funds	254,173	37,211	38,283	37,486	65,111

UNIT VALUE
Intelligent Variable Annuity
Band 1	$17.16	$25.62	$26.19	$27.08	$25.00
Band 2	17.30	25.65	26.22	27.11	25.03
Band 3	17.38	25.67	26.24	27.12	25.05
Band 5	17.08	25.61	26.18	27.06	24.99
Band 6	17.21	25.63	26.20	27.09	25.01
Band 7	17.30	25.65	—	—	25.03

	Calamos Growth and Income Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account*	DFA VA International Small Portfolio Sub-Account#	DFA VA International Value Portfolio Sub-Account^	DFA VA Short-Term Fixed Portfolio Sub-Account@

INVESTMENT INCOME
Dividends	$73,740	$6,718	$9,186	$12,425	$3,474

Expenses
Administrative expenses	3,670	92	101	98	182
Mortality and expense risk charges	9,114	208	237	190	474
Guaranteed minimum death benefits	1,645	47	3	3	33
Total expenses	14,429	347	341	291	689
Net investment income (loss)	59,311	6,371	8,845	12,134	2,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	83,733	295	2	(2,157)	716
Capital gain distributions	46,053	4,423	6,136	—	772
Net realized gain (loss)	129,786	4,718	6,138	(2,157)	1,488
Net change in unrealized appreciation (depreciation) on investments	89,857	(9,439)	9,666	11,952	(4,087)
Net realized and unrealized gain (loss) on investments	219,643	(4,721)	15,804	9,795	(2,599)
Net increase (decrease) in net assets from operations	$278,954	$1,650	$24,649	$21,929	$186

*	For the period May 9, 2012 (commencement of operations) to December 31, 2012.
#	For the period May 7, 2012 (commencement of operations) to December 31, 2012.
^	For the period July 10, 2012 ( commencement of operations) to December 31, 2012.
@	For the period June 27, 2012 (commencement of operations) to December 31, 2012.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2012

	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account

ASSETS
Investments, at value	$388,655	$327,809	$30,503,568	$7,380,086	$5,993,334
Total assets	$388,655	$327,809	$30,503,568	$7,380,086	$5,993,334

NET ASSETS
Accumulation fund	$388,655	$327,809	$30,503,568	$7,380,086	$5,993,334

Net assets	$388,655	$327,809	$30,503,568	$7,380,086	$5,993,334

Investments, at cost	$386,149	$319,525	$30,049,455	$7,160,624	$5,724,598
Shares held in corresponding Funds	22,662	25,081	2,755,517	731,426	180,849

UNIT VALUE
Intelligent Variable Annuity
Band 1	$27.16	$27.06	$14.88	$12.16	$38.39
Band 2	27.19	27.09	15.00	12.25	38.68
Band 3	27.21	27.11	15.07	12.31	38.88
Band 5	27.14	27.04	14.81	12.09	38.19
Band 6	27.17	27.07	14.92	12.19	38.48
Band 7	—	—	15.00	12.25	38.68

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE PERIOD OR YEAR ENDED DECEMBER 31, 2012

	DFA VA US Large Value Portfolio Sub-Account^	DFA VA US Targeted Value Portfolio Sub-Account#	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account

INVESTMENT INCOME
Dividends	$6,852	$4,599	$1,044,226	$131,366	$44,157

Expenses
Administrative expenses	90	80	24,212	5,765	5,259
Mortality and expense risk charges	181	173	59,528	13,009	10,390
Guaranteed minimum death benefits	3	3	8,792	1,304	661
Total expenses	274	256	92,532	20,078	16,310
Net investment income (loss)	6,578	4,343	951,694	111,288	27,847

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	2	121	(37,709)	(204,906)	37,269
Capital gain distributions	—	—	284,449	—	328,339
Net realized gain (loss)	2	121	246,740	(204,906)	365,608
Net change in unrealized appreciation (depreciation) on investments	2,506	8,284	312,093	930,357	259,080
Net realized and unrealized gain (loss) on investments	2,508	8,405	558,833	725,451	624,688
Net increase (decrease) in net assets from operations	$9,086	$12,748	$1,510,527	$836,739	$652,535

^	For the period July 10, 2012 (commencement of operations) to December 31, 2012.
#	For the period May 7, 2012 (commencement of operations) to December 31, 2012.

B-10	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	ING Clarion Global Real Estate Portfolio— Class I Sub-Account

ASSETS
Investments, at value	$5,175,801	$1,467,831	$1,694,535	$6,727,056	$2,437,047
Total assets	$5,175,801	$1,467,831	$1,694,535	$6,727,056	$2,437,047

NET ASSETS
Accumulation fund	$5,175,801	$1,467,831	$1,694,535	$6,727,056	$2,437,047

Net assets	$5,175,801	$1,467,831	$1,694,535	$6,727,056	$2,437,047

Investments, at cost	$4,919,733	$1,474,830	$1,546,517	$6,533,361	$2,159,692
Shares held in corresponding Funds	334,570	67,116	97,108	635,828	218,178

UNIT VALUE
Intelligent Variable Annuity
Band 1	$21.58	$25.67	$20.11	$14.59	$32.69
Band 2	21.75	25.87	20.26	14.70	32.83
Band 3	21.86	26.00	20.36	14.77	32.91
Band 5	21.47	25.54	20.01	14.52	32.61
Band 6	21.64	25.74	20.16	14.63	32.74
Band 7	21.75	25.87	20.26	14.70	32.83

	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	ING Clarion Global Real Estate Portfolio— Class I Sub-Account

INVESTMENT INCOME
Dividends	$281,179	$—	$34,594	$85,127	$14,064

Expenses
Administrative expenses	4,619	1,487	1,480	5,212	1,775
Mortality and expense risk charges	11,387	3,939	3,531	11,242	4,365
Guaranteed minimum death benefits	1,909	374	715	911	548
Total expenses	17,915	5,800	5,726	17,365	6,688
Net investment income (loss)	263,264	(5,800)	28,868	67,762	7,376

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	51,333	(37,872)	13,202	(91,448)	7,260
Capital gain distributions	—	105,310	—	—	—
Net realized gain (loss)	51,333	67,438	13,202	(91,448)	7,260
Net change in unrealized appreciation (depreciation) on investments	217,874	65,015	150,848	592,751	368,969
Net realized and unrealized gain (loss) on investments	269,207	132,453	164,050	501,303	376,229
Net increase (decrease) in net assets from operations	$532,471	$126,653	$192,918	$569,065	$383,605

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2012

	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS
Investments, at value	$3,853,945	$3,624,830	$6,689,354	$1,315,037	$5,226,677
Total assets	$3,853,945	$3,624,830	$6,689,354	$1,315,037	$5,226,677

NET ASSETS
Accumulation fund	$3,853,945	$3,624,830	$6,689,354	$1,315,037	$5,226,677

Net assets	$3,853,945	$3,624,830	$6,689,354	$1,315,037	$5,226,677

Investments, at cost	$3,450,729	$4,210,788	$6,565,311	$1,235,782	$5,145,131
Shares held in corresponding Funds	94,113	95,491	423,109	69,176	643,679

UNIT VALUE
Intelligent Variable Annuity
Band 1	$40.65	$52.93	$19.97	$19.51	$14.23
Band 2	40.96	53.33	20.12	19.65	14.34
Band 3	41.17	53.60	20.22	19.75	14.41
Band 5	40.45	52.66	19.86	19.41	14.16
Band 6	40.75	53.06	20.02	19.55	14.26
Band 7	40.96	53.33	20.12	19.65	14.34
STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2012

	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

INVESTMENT INCOME
Dividends	$26,816	$30,474	$60,065	$5,257	$355,099

Expenses
Administrative expenses	3,495	4,594	5,887	1,294	4,017
Mortality and expense risk charges	8,533	10,390	14,895	3,028	9,154
Guaranteed minimum death benefits	847	1,827	2,111	222	1,494
Total expenses	12,875	16,811	22,893	4,544	14,665
Net investment income (loss)	13,941	13,663	37,172	713	340,434

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	133,388	(660,345)	72,931	74,966	7,977
Capital gain distributions	—	508,305	364,924	47,938	—
Net realized gain (loss)	133,388	(152,040)	437,855	122,904	7,977
Net change in unrealized appreciation (depreciation) on investments	501,210	554,797	98,117	82,689	289,177
Net realized and unrealized gain (loss) on investments	634,598	402,757	535,972	205,593	297,154
Net increase (decrease) in net assets from operations	$648,539	$416,420	$573,144	$206,306	$637,588

B-12	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account

ASSETS
Investments, at value	$542,432	$815,895	$1,274,050	$1,090,633	$1,131,391
Total assets	$542,432	$815,895	$1,274,050	$1,090,633	$1,131,391

NET ASSETS
Accumulation fund	$542,432	$815,895	$1,274,050	$1,090,633	$1,131,391

Net assets	$542,432	$815,895	$1,274,050	$1,090,633	$1,131,391

Investments, at cost	$514,149	$782,901	$1,150,069	$1,030,088	$1,091,950
Shares held in corresponding Funds	30,890	28,300	84,151	89,323	40,948

UNIT VALUE
Intelligent Variable Annuity
Band 1	$20.02	$28.35	$17.48	$13.43	$38.50
Band 2	20.18	28.57	17.61	13.54	38.79
Band 3	20.28	28.71	17.70	13.61	38.99
Band 5	19.92	28.21	17.39	13.37	38.30
Band 6	20.07	28.42	17.53	13.47	38.60
Band 7	20.18	28.57	17.61	13.54	38.79

	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account

INVESTMENT INCOME
Dividends	$3,846	$—	$10,452	$9,505	$66,247

Expenses
Administrative expenses	447	658	938	859	1,041
Mortality and expense risk charges	1,283	1,644	2,279	2,134	2,785
Guaranteed minimum death benefits	81	194	367	432	423
Total expenses	1,811	2,496	3,584	3,425	4,249
Net investment income (loss)	2,035	(2,496)	6,868	6,080	61,998

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	13,149	68,224	25,739	57,845	35,598
Capital gain distributions	19,215	—	21,449	31,624	—
Net realized gain (loss)	32,364	68,224	47,188	89,469	35,598
Net change in unrealized appreciation (depreciation) on investments	36,756	19,728	131,108	40,018	26,745
Net realized and unrealized gain (loss) on investments	69,120	87,952	178,296	129,487	62,343
Net increase (decrease) in net assets from operations	$71,155	$85,456	$185,164	$135,567	$124,341

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2012

	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account

ASSETS
Investments, at value	$653,995	$3,194,087	$9,103,765	$5,526,144	$34,366,521
Total assets	$653,995	$3,194,087	$9,103,765	$5,526,144	$34,366,521

NET ASSETS
Accumulation fund	$653,995	$3,194,087	$9,103,765	$5,526,144	$34,366,521

Net assets	$653,995	$3,194,087	$9,103,765	$5,526,144	$34,366,521

Investments, at cost	$604,336	$3,665,212	$8,867,684	$5,682,635	$34,019,371
Shares held in corresponding Funds	56,379	264,192	793,011	402,780	2,411,686

UNIT VALUE
Intelligent Variable Annuity
Band 1	$17.99	$17.13	$16.26	$18.78	$17.94
Band 2	18.12	17.26	16.38	18.92	18.08
Band 3	18.22	17.35	16.46	19.02	18.17
Band 5	17.90	17.04	16.18	18.69	17.85
Band 6	18.03	17.17	16.30	18.83	17.99
Band 7	18.12	17.26	16.38	18.92	18.08

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2012

	Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME
Dividends	$2,525	$17,281	$393,624	$318,324	$1,936,184

Expenses
Administrative expenses	564	2,517	6,003	5,285	30,241
Mortality and expense risk charges	1,452	6,065	13,675	13,597	73,571
Guaranteed minimum death benefits	222	795	1,042	1,342	8,680
Total expenses	2,238	9,377	20,720	20,224	112,492
Net investment income (loss)	287	7,904	372,904	298,100	1,823,692

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(5,459)	(10,874)	(33,002)	(17,282)	912,780
Capital gain distributions	—	743,940	—	86,791	154,763
Net realized gain (loss)	(5,459)	733,066	(33,002)	69,509	1,067,543
Net change in unrealized appreciation (depreciation) on investments	95,090	(404,673)	443,731	(46,077)	(517,247)
Net realized and unrealized gain (loss) on investments	89,631	328,393	410,729	23,432	550,296
Net increase (decrease) in net assets from operations	$89,918	$336,297	$783,633	$321,532	$2,373,988

B-14	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account

ASSETS
Investments, at value	$14,551,093	$2,926,040	$3,527,198	$3,155,080	$5,039,065
Total assets	$14,551,093	$2,926,040	$3,527,198	$3,155,080	$5,039,065

NET ASSETS
Accumulation fund	$14,551,093	$2,926,040	$3,527,198	$3,155,080	$5,039,065

Net assets	$14,551,093	$2,926,040	$3,527,198	$3,155,080	$5,039,065

Investments, at cost	$13,171,386	$2,680,711	$3,398,842	$3,839,036	$4,446,881
Shares held in corresponding Funds	854,439	61,992	226,538	94,153	276,872

UNIT VALUE
Intelligent Variable Annuity
Band 1	$20.67	$21.59	$18.36	$54.07	$26.04
Band 2	20.83	21.75	18.50	54.48	26.24
Band 3	20.94	21.86	18.60	54.76	26.37
Band 5	20.57	21.48	18.27	53.80	25.91
Band 6	20.72	21.64	18.41	54.21	26.11
Band 7	20.83	21.75	18.50	54.48	26.24

	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio-Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account

INVESTMENT INCOME
Dividends	$389,775	$18,181	$112,535	$257,308	$26,713

Expenses
Administrative expenses	12,561	2,199	3,227	3,205	4,885
Mortality and expense risk charges	32,206	5,401	8,366	7,818	12,924
Guaranteed minimum death benefits	4,061	534	686	1,019	1,450
Total expenses	48,828	8,134	12,279	12,042	19,259
Net investment income (loss)	340,947	10,047	100,256	245,266	7,454

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	519,201	130,791	103,922	(314,638)	123,249
Capital gain distributions	—	32,904	—	—	—
Net realized gain (loss)	519,201	163,695	103,922	(314,638)	123,249
Net change in unrealized appreciation (depreciation) on investments	591,228	190,609	100,386	(35,260)	499,341
Net realized and unrealized gain (loss) on investments	1,110,429	354,304	204,308	(349,898)	622,590
Net increase (decrease) in net assets from operations	$1,451,376	$364,351	$304,564	$(104,632)	$630,044

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-15

STATEMENTS OF ASSETS AND LIABILITIES

concluded

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2012

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account

ASSETS
Investments, at value	$916,516	$4,805,689	$5,564,393	$5,846,032	$1,681,727	$908,745
Total assets	$916,516	$4,805,689	$5,564,393	$5,846,032	$1,681,727	$908,745

NET ASSETS
Accumulation fund	$916,516	$4,805,689	$5,564,393	$5,846,032	$1,681,727	$908,745

Net assets	$916,516	$4,805,689	$5,564,393	$5,846,032	$1,681,727	$908,745

Investments, at cost	$882,863	$4,455,306	$5,583,985	$5,731,706	$1,580,468	$897,096
Shares held in corresponding Funds	83,700	435,693	1,117,348	187,433	61,065	26,854

UNIT VALUE
Intelligent Variable Annuity
Band 1	$16.09	$13.14	$25.27	$45.36	$28.60	$43.33
Band 2	16.21	13.24	25.30	45.71	28.82	43.66
Band 3	16.29	13.31	25.32	45.94	28.97	43.88
Band 5	16.01	13.08	25.25	45.13	28.46	43.11
Band 6	16.13	13.18	25.28	45.47	28.67	43.44
Band 7	16.21	13.24	25.30	45.71	28.82	—

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE PERIOD OR YEAR ENDED DECEMBER 31, 2012

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account†	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account

INVESTMENT INCOME
Dividends	$—	$5,142	$29,866	$66,687	$7,329	$2,787

Expenses
Administrative expenses	932	4,421	1,550	4,555	1,497	858
Mortality and expense risk charges	2,100	11,618	3,228	11,177	3,722	1,790
Guaranteed minimum death benefits	250	1,300	917	1,518	409	77
Total expenses	3,282	17,339	5,695	17,250	5,628	2,725
Net investment income (loss)	(3,282)	(12,197)	24,171	49,437	1,701	62

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(37,592)	123,016	3,518	(204,352)	(21,435)	(18,107)
Capital gain distributions	19,557	118,355	9,773	395,195	—	41,633
Net realized gain (loss)	(18,035)	241,371	13,291	190,843	(21,435)	23,526
Net change in unrealized appreciation (depreciation) on investments	93,460	255,059	(19,592)	592,014	227,487	130,878
Net realized and unrealized gain (loss) on investments	75,425	496,430	(6,301)	782,857	206,052	154,404
Net increase (decrease) in net assets from operations	$72,143	$484,233	$17,870	$832,294	$207,753	$154,466

†	For the period March 19, 2012 (commencement of operations) to December 31, 2012.

B-16	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Bond Sub-Account		TIAA-CREF Life Growth Equity Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$3,195,685	$2,300,975	$42,330	$(113,918)
Net realized gain (loss)	1,838,808	405,971	2,342,557	1,290,950
Net change in unrealized appreciation (depreciation) on investments	738,651	1,507,341	3,735,085	(1,002,774)
Net increase (decrease) in net assets from operations	5,773,144	4,214,287	6,119,972	174,258

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	11,777,631	9,104,393	1,648,426	1,492,711
Net contractowner transfers	8,327,814	6,386,957	(2,623,866)	3,169,150
Annuity payments	—	—	(174,074)	(165,350)
Withdrawals and death benefits (b)	(4,393,681)	(4,241,719)	(3,484,810)	(1,365,590)
Net increase (decrease) in net assets resulting from contractowner transactions	15,711,764	11,249,631	(4,634,324)	3,130,921
Net increase (decrease) in net assets	21,484,908	15,463,918	1,485,648	3,305,179

NET ASSETS
Beginning of period	83,637,688	68,173,770	38,811,443	35,506,264
End of period	$105,122,596	$83,637,688	$40,297,091	$38,811,443

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,404,268	2,074,412	2,263,842	2,101,448
Units purchased	326,577	269,753	88,842	81,773
Units sold/transferred	106,936	60,103	(336,422)	80,621
End of period	2,837,781	2,404,268	2,016,262	2,263,842

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-17

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Growth & Income Sub-Account		TIAA-CREF Life International Equity Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$844,363	$301,741	$798,588	$763,354
Net realized gain (loss)	2,616,166	1,767,364	(4,385,404)	(4,348,634)
Net change in unrealized appreciation (depreciation) on investments	5,958,432	(878,335)	21,015,618	(15,362,784)
Net increase (decrease) in net assets from operations	9,418,961	1,190,770	17,428,802	(18,948,064)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,807,147	3,174,657	3,445,691	3,398,707
Net contractowner transfers	2,408,257	3,305,452	(695,007)	(2,511,450)
Annuity payments	(540,905)	(446,490)	(251,613)	(277,408)
Withdrawals and death benefits (b)	(4,015,208)	(4,225,922)	(5,020,073)	(5,270,938)
Net increase (decrease) in net assets resulting from contractowner transactions	3,659,291	1,807,697	(2,521,002)	(4,661,089)
Net increase (decrease) in net assets	13,078,252	2,998,467	14,907,800	(23,609,153)

NET ASSETS
Beginning of period	58,500,153	55,501,686	57,556,597	81,165,750
End of period	$71,578,405	$58,500,153	$72,464,397	$57,556,597

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,890,378	1,864,876	2,995,040	3,216,435
Units purchased	176,274	82,075	158,499	135,226
Units sold/transferred	(107,685)	(56,573)	(286,628)	(356,621)
End of period	1,958,967	1,890,378	2,866,911	2,995,040

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-18	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account		TIAA-CREF Life Money Market Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$566,942	$375,257	$(228,574)	$(252,058)
Net realized gain (loss)	180,455	(995,502)	—	—
Net change in unrealized appreciation (depreciation) on investments	6,189,921	(1,896,261)	—	—
Net increase (decrease) in net assets from operations	6,937,318	(2,516,506)	(228,574)	(252,058)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,937,242	2,211,804	37,404,382	35,636,997
Net contractowner transfers	(114,956)	349,329	(24,257,057)	(25,190,475)
Annuity payments	(140,397)	(127,101)	—	—
Withdrawals and death benefits (b)	(3,165,851)	(2,306,614)	(14,868,817)	(13,361,924)
Net increase (decrease) in net assets resulting from contractowner transactions	(483,962)	127,418	(1,721,492)	(2,915,402)
Net increase (decrease) in net assets	6,453,356	(2,389,088)	(1,950,066)	(3,167,460)

NET ASSETS
Beginning of period	36,204,539	38,593,627	52,721,626	55,889,086
End of period	$42,657,895	$36,204,539	$50,771,560	$52,721,626

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	818,862	824,338	4,580,248	4,834,960
Units purchased	60,835	41,375	3,261,623	3,091,163
Units sold/transferred	(76,349)	(46,851)	(3,414,617)	(3,345,875)
End of period	803,348	818,862	4,427,254	4,580,248

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-19

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Real Estate Securities Sub-Account		TIAA-CREF Life Small-Cap Equity Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$636,201	$278,483	$171,496	$(16,927)
Net realized gain (loss)	373,316	(2,326,582)	819,231	167,790
Net change in unrealized appreciation (depreciation) on investments	7,001,468	4,358,889	2,923,380	(1,838,267)
Net increase (decrease) in net assets from operations	8,010,985	2,310,790	3,914,107	(1,687,404)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,816,034	2,291,669	1,903,002	1,484,825
Net contractowner transfers	(199,480)	1,420,591	(1,242,797)	(1,305,710)
Annuity payments	(166,664)	(137,421)	(105,685)	(95,297)
Withdrawals and death benefits (b)	(3,535,243)	(2,529,821)	(3,155,910)	(2,481,584)
Net increase (decrease) in net assets resulting from contractowner transactions	914,647	1,045,018	(2,601,390)	(2,397,766)
Net increase (decrease) in net assets	8,925,632	3,355,808	1,312,717	(4,085,170)

NET ASSETS
Beginning of period	42,773,646	39,417,838	30,563,302	34,648,472
End of period	$51,699,278	$42,773,646	$31,876,019	$30,563,302

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	729,658	714,419	578,217	630,978
Units purchased	74,063	38,412	33,877	20,594
Units sold/transferred	(70,491)	(23,173)	(83,665)	(73,355)
End of period	733,230	729,658	528,429	578,217

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-20	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Social Choice Equity Sub-Account		TIAA-CREF Life Stock Index Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$384,691	$282,759	$3,085,367	$2,267,536
Net realized gain (loss)	482,429	240,907	6,757,965	4,405,466
Net change in unrealized appreciation (depreciation) on investments	2,402,820	(704,870)	17,062,846	(5,880,945)
Net increase (decrease) in net assets from operations	3,269,940	(181,204)	26,906,178	792,057

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,954,859	1,597,388	10,687,639	7,138,680
Net contractowner transfers	683,858	1,159,856	(961,748)	3,841,023
Annuity payments	(121,522)	(108,401)	(824,649)	(779,193)
Withdrawals and death benefits (b)	(1,378,458)	(876,526)	(11,953,273)	(9,050,242)
Net increase (decrease) in net assets resulting from contractowner transactions	1,138,737	1,772,317	(3,052,031)	1,150,268
Net increase (decrease) in net assets	4,408,677	1,591,113	23,854,147	1,942,325

NET ASSETS
Beginning of period	23,951,371	22,360,258	172,499,531	170,557,206
End of period	$28,360,048	$23,951,371	$196,353,678	$172,499,531

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	793,663	741,038	4,839,052	4,807,384
Units purchased	61,763	43,024	278,017	181,004
Units sold/transferred	(33,166)	9,601	(377,485)	(149,336)
End of period	822,260	793,663	4,739,584	4,839,052

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-21

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Calamos Growth and Income Portfolio Sub-Account		DFA VA Global Bond Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the period ended December 31, 2012*	For the period ended December 31, 2012#

FROM OPERATIONS
Net investment income (loss)	$59,311	$36,850	$6,371	$8,845
Net realized gain (loss)	129,786	225,772	4,718	6,138
Net change in unrealized appreciation (depreciation) on investments	89,857	(300,960)	(9,439)	9,666
Net increase (decrease) in net assets from operations	278,954	(38,338)	1,650	24,649

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	82,520	541,458	199,993	253,331
Net contractowner transfers	(162,763)	(24,981)	205,499	112,986
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(151,624)	(273,769)	(1,909)	(479)
Net increase (decrease) in net assets resulting from contractowner transactions	(231,867)	242,708	403,583	365,838
Net increase (decrease) in net assets	47,087	204,370	405,233	390,487

NET ASSETS
Beginning of period	3,529,122	3,324,752	—	—
End of period	$3,576,209	$3,529,122	$405,233	$390,487

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	220,911	203,287	—	—
Units purchased	4,883	33,939	7,814	10,238
Units sold/transferred	(18,578)	(16,315)	7,989	4,652
End of period	207,216	220,911	15,803	14,890

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
*	For the period May 9, 2012 (commencement of operations) to December 31, 2012.
#	For the period May 7, 2012 (commencement of operations) to December 31, 2012.

B-22	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account
	For the period ended December 31, 2012^	For the period ended December 31, 2012@	For the period ended December 31, 2012^	For the period ended December 31, 2012#

FROM OPERATIONS
Net investment income (loss)	$12,134	$2,785	$6,578	$4,343
Net realized gain (loss)	(2,157)	1,488	2	121
Net change in unrealized appreciation (depreciation) on investments	11,952	(4,087)	2,506	8,284
Net increase (decrease) in net assets from operations	21,929	186	9,086	12,748

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	250,798	1,430,622	271,865	261,422
Net contractowner transfers	144,757	(766,514)	108,495	54,276
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(639)	(166)	(791)	(637)
Net increase (decrease) in net assets resulting from contractowner transactions	394,916	663,942	379,569	315,061
Net increase (decrease) in net assets	416,845	664,128	388,655	327,809

NET ASSETS
Beginning of period	—	—	—	—
End of period	$416,845	$664,128	$388,655	$327,809

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	9,820	57,164	10,208	9,990
Units sold/transferred	5,552	(30,619)	4,082	2,107
End of period	15,372	26,545	14,290	12,097

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
^	For the period July 10, 2012 (commencement of operations) to December 31, 2012.
@	For the period June 27, 2012 (commencement of operations) to December 31, 2012.
#	For the period May 7, 2012 (commencement of operations) to December 31, 2012.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-23

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Delaware VIP Diversified Income Series—Standard Class Sub-Account		Delaware VIP International Value Equity Series—Standard Class Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$951,694	$612,194	$111,288	$61,803
Net realized gain (loss)	246,740	192,708	(204,906)	233,302
Net change in unrealized appreciation (depreciation) on investments	312,093	(110,316)	930,357	(1,440,640)
Net increase (decrease) in net assets from operations	1,510,527	694,586	836,739	(1,145,535)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	7,154,331	6,230,223	1,530,192	855,023
Net contractowner transfers	4,493,579	4,093,622	531,767	(1,216,111)
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(853,585)	(410,265)	(172,654)	(131,143)
Net increase (decrease) in net assets resulting from contractowner transactions	10,794,325	9,913,580	1,889,305	(492,231)
Net increase (decrease) in net assets	12,304,852	10,608,166	2,726,044	(1,637,766)

NET ASSETS
Beginning of period	18,198,716	7,590,550	4,654,042	6,291,808
End of period	$30,503,568	$18,198,716	$7,380,086	$4,654,042

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,298,313	573,884	436,080	501,923
Units purchased	492,014	456,964	133,933	71,722
Units sold/transferred	247,002	267,465	32,659	(137,565)
End of period	2,037,329	1,298,313	602,672	436,080

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account		Franklin Income Securities Fund— Class 1 Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$27,847	$9,804	$263,264	$259,989
Net realized gain (loss)	365,608	301,362	51,333	7,733
Net change in unrealized appreciation (depreciation) on investments	259,080	(364,350)	217,874	(215,088)
Net increase (decrease) in net assets from operations	652,535	(53,184)	532,471	52,634

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	659,445	501,343	565,339	366,659
Net contractowner transfers	163,806	(265,487)	96,707	(99,414)
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(141,044)	(47,787)	(116,223)	(131,196)
Net increase (decrease) in net assets resulting from contractowner transactions	682,207	188,069	545,823	136,049
Net increase (decrease) in net assets	1,334,742	134,885	1,078,294	188,683

NET ASSETS
Beginning of period	4,658,592	4,523,707	4,097,507	3,908,824
End of period	$5,993,334	$4,658,592	$5,175,801	$4,097,507

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	136,477	130,286	212,361	207,263
Units purchased	17,871	14,796	26,863	19,521
Units sold/transferred	308	(8,605)	(827)	(14,423)
End of period	154,656	136,477	238,397	212,361

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-25

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Franklin Small-Mid Cap Growth Securities Fund—Class 1 Sub-Account		Mutual Shares Securities Fund— Class 1 Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$(5,800)	$(5,144)	$28,868	$27,146
Net realized gain (loss)	67,438	168,406	13,202	(1,224)
Net change in unrealized appreciation (depreciation) on investments	65,015	(231,300)	150,848	(46,359)
Net increase (decrease) in net assets from operations	126,653	(68,038)	192,918	(20,437)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	284,651	330,841	203,924	198,799
Net contractowner transfers	(164,535)	83,375	69,675	89,495
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(114,920)	(143,481)	(20,183)	(10,069)
Net increase (decrease) in net assets resulting from contractowner transactions	5,196	270,735	253,416	278,225
Net increase (decrease) in net assets	131,849	202,697	446,334	257,788

NET ASSETS
Beginning of period	1,335,982	1,133,285	1,248,201	990,413
End of period	$1,467,831	$1,335,982	$1,694,535	$1,248,201

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	57,271	46,143	70,494	55,249
Units purchased	11,163	13,238	10,607	11,103
Units sold/transferred	(11,574)	(2,110)	2,692	4,142
End of period	56,860	57,271	83,793	70,494

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Templeton Developing Markets Securities Fund—Class 1 Sub-Account		ING Clarion Global Real Estate Portfolio— Class I Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$67,762	$35,125	$7,376	$28,359
Net realized gain (loss)	(91,448)	115,627	7,260	(4,231)
Net change in unrealized appreciation (depreciation) on investments	592,751	(936,547)	368,969	(104,995)
Net increase (decrease) in net assets from operations	569,065	(785,795)	383,605	(80,867)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	855,110	652,283	501,746	622,052
Net contractowner transfers	1,193,533	327,406	457,523	410,584
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(167,810)	(138,736)	(67,400)	(45,664)
Net increase (decrease) in net assets resulting from contractowner transactions	1,880,833	840,953	891,869	986,972
Net increase (decrease) in net assets	2,449,898	55,158	1,275,474	906,105

NET ASSETS
Beginning of period	4,277,158	4,222,000	1,161,573	255,468
End of period	$6,727,056	$4,277,158	$2,437,047	$1,161,573

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	328,577	272,525	44,482	9,245
Units purchased	62,124	45,657	16,708	22,901
Units sold/transferred	66,644	10,395	13,112	12,336
End of period	457,345	328,577	74,302	44,482

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-27

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account		Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$13,941	$907	$13,663	$12,300
Net realized gain (loss)	133,388	106,630	(152,040)	(834,844)
Net change in unrealized appreciation (depreciation) on investments	501,210	(290,025)	554,797	(1,955,884)
Net increase (decrease) in net assets from operations	648,539	(182,488)	416,420	(2,778,428)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	391,517	536,644	196,167	634,457
Net contractowner transfers	436,594	169,534	(1,110,299)	1,128,902
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(142,003)	(113,997)	(215,172)	(274,348)
Net increase (decrease) in net assets resulting from contractowner transactions	686,108	592,181	(1,129,304)	1,489,011
Net increase (decrease) in net assets	1,334,647	409,693	(712,884)	(1,289,417)

NET ASSETS
Beginning of period	2,519,298	2,109,605	4,337,714	5,627,131
End of period	$3,853,945	$2,519,298	$3,624,830	$4,337,714

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	76,154	59,255	92,040	80,650
Units purchased	10,191	15,598	4,012	10,022
Units sold/transferred	7,844	1,301	(28,019)	1,368
End of period	94,189	76,154	68,033	92,040

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$37,172	$18,298
Net realized gain (loss)	437,855	204,397
Net change in unrealized appreciation (depreciation) on investments	98,117	(371,542)
Net increase (decrease) in net assets from operations	573,144	(148,847)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,096,360	1,146,157
Net contractowner transfers	567,484	598,391
Annuity payments	—	—
Withdrawals and death benefits (b)	(288,866)	(177,998)
Net increase (decrease) in net assets resulting from contractowner transactions	1,374,978	1,566,550
Net increase (decrease) in net assets	1,948,122	1,417,703

NET ASSETS
Beginning of period	4,741,232	3,323,529
End of period	$6,689,354	$4,741,232

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	261,465	177,721
Units purchased	57,183	61,961
Units sold/transferred	14,443	21,783
End of period	333,091	261,465

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-29

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account		Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$713	$(1,557)	$340,434	$186,501
Net realized gain (loss)	122,904	158,521	7,977	103,399
Net change in unrealized appreciation (depreciation) on investments	82,689	(128,395)	289,177	(277,923)
Net increase (decrease) in net assets from operations	206,306	28,569	637,588	11,977

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	77,477	91,000	513,527	241,671
Net contractowner transfers	(14,869)	264,163	1,722,200	(7,229)
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(24,954)	(23,432)	(75,572)	(62,255)
Net increase (decrease) in net assets resulting from contractowner transactions	37,654	331,731	2,160,155	172,187
Net increase (decrease) in net assets	243,960	360,300	2,797,743	184,164

NET ASSETS
Beginning of period	1,071,077	710,777	2,428,934	2,244,770
End of period	$1,315,037	$1,071,077	$5,226,677	$2,428,934

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	64,538	43,713	200,025	187,315
Units purchased	4,043	5,418	38,748	19,799
Units sold/transferred	(1,621)	15,407	125,884	(7,089)
End of period	66,960	64,538	364,657	200,025

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account		MFS Growth Series—Initial Class Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$2,035	$(3,245)	$(2,496)	$(988)
Net realized gain (loss)	32,364	148,768	68,224	41,326
Net change in unrealized appreciation (depreciation) on investments	36,756	(3,870)	19,728	(39,489)
Net increase (decrease) in net assets from operations	71,155	141,653	85,456	849

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	27,114	45,560	276,824	147,043
Net contractowner transfers	173,201	(3,054,256)	(6,125)	(163,708)
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(78,615)	(18,318)	(5,924)	(2,204)
Net increase (decrease) in net assets resulting from contractowner transactions	121,700	(3,027,014)	264,775	(18,869)
Net increase (decrease) in net assets	192,855	(2,885,361)	350,231	(18,020)

NET ASSETS
Beginning of period	349,577	3,234,938	465,664	483,684
End of period	$542,432	$349,577	$815,895	$465,664

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	20,668	192,790	19,109	19,692
Units purchased	1,404	2,640	9,911	5,953
Units sold/transferred	4,897	(174,762)	(433)	(6,536)
End of period	26,969	20,668	28,587	19,109

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-31

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	MFS Global Equity Series—Initial Class Sub-Account		MFS Investors Growth Stock Series—Initial Class Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$6,868	$3,602	$6,080	$1,370
Net realized gain (loss)	47,188	48,257	89,469	77,283
Net change in unrealized appreciation (depreciation) on investments	131,108	(98,638)	40,018	(76,306)
Net increase (decrease) in net assets from operations	185,164	(46,779)	135,567	2,347

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	54,067	102,076	230,048	33,214
Net contractowner transfers	309,417	146,933	(34,102)	(27,407)
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(39,934)	(47,460)	(79,128)	(34,033)
Net increase (decrease) in net assets resulting from contractowner transactions	323,550	201,549	116,818	(28,226)
Net increase (decrease) in net assets	508,714	154,770	252,385	(25,879)

NET ASSETS
Beginning of period	765,336	610,566	838,248	864,127
End of period	$1,274,050	$765,336	$1,090,633	$838,248

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	53,487	40,638	72,354	74,677
Units purchased	3,394	6,521	17,698	2,752
Units sold/transferred	15,542	6,328	(9,249)	(5,075)
End of period	72,423	53,487	80,803	72,354

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Utilities Series—Initial Class Sub-Account		Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$61,998	$32,484	$287	$(2,521)
Net realized gain (loss)	35,598	53,248	(5,459)	16,165
Net change in unrealized appreciation (depreciation) on investments	26,745	(48,714)	95,090	(102,223)
Net increase (decrease) in net assets from operations	124,341	37,018	89,918	(88,579)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	191,040	131,707	83,234	56,218
Net contractowner transfers	(370,006)	402,764	36,185	(54,030)
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(58,929)	(82,396)	(90,028)	(31,430)
Net increase (decrease) in net assets resulting from contractowner transactions	(237,895)	452,075	29,391	(29,242)
Net increase (decrease) in net assets	(113,554)	489,093	119,309	(117,821)

NET ASSETS
Beginning of period	1,244,945	755,852	534,686	652,507
End of period	$1,131,391	$1,244,945	$653,995	$534,686

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	36,344	23,483	34,328	36,977
Units purchased	5,211	3,818	4,932	3,324
Units sold/transferred	(12,317)	9,043	(3,084)	(5,973)
End of period	29,238	36,344	36,176	34,328

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-33

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account		PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$7,904	$6,885	$372,904	$246,352
Net realized gain (loss)	733,066	40,929	(33,002)	(29,008)
Net change in unrealized appreciation (depreciation) on investments	(404,673)	(179,455)	443,731	(216,434)
Net increase (decrease) in net assets from operations	336,297	(131,641)	783,633	910

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	750,356	749,031	1,008,084	711,307
Net contractowner transfers	278,423	720,532	3,333,418	1,503,746
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(122,063)	(42,058)	(225,748)	(387,945)
Net increase (decrease) in net assets resulting from contractowner transactions	906,716	1,427,505	4,115,754	1,827,108
Net increase (decrease) in net assets	1,243,013	1,295,864	4,899,387	1,828,018

NET ASSETS
Beginning of period	1,951,074	655,210	4,204,378	2,376,360
End of period	$3,194,087	$1,951,074	$9,103,765	$4,204,378

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	130,239	40,714	294,698	169,345
Units purchased	45,937	48,871	64,194	49,874
Units sold/transferred	9,166	40,654	196,123	75,479
End of period	185,342	130,239	555,015	294,698

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account		PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$298,100	$256,421	$1,823,692	$1,018,246
Net realized gain (loss)	69,509	190,749	1,067,543	799,120
Net change in unrealized appreciation (depreciation) on investments	(46,077)	(148,449)	(517,247)	525,926
Net increase (decrease) in net assets from operations	321,532	298,721	2,373,988	2,343,292

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	456,000	524,562	5,281,055	6,745,177
Net contractowner transfers	(984,890)	1,873,061	3,521,685	1,651,237
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(909,458)	(188,162)	(2,277,631)	(3,384,424)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,438,348)	2,209,461	6,525,109	5,011,990
Net increase (decrease) in net assets	(1,116,816)	2,508,182	8,899,097	7,355,282

NET ASSETS
Beginning of period	6,642,960	4,134,778	25,467,424	18,112,142
End of period	$5,526,144	$6,642,960	$34,366,521	$25,467,424

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	374,807	250,619	1,530,878	1,212,856
Units purchased	24,865	30,552	302,619	423,530
Units sold/transferred	(107,049)	93,636	69,768	(105,508)
End of period	292,623	374,807	1,903,265	1,530,878

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-35

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	PVC Equity Income Account—Class 1 Sub-Account		PVC MidCap Blend Class 1 Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$340,947	$8,304	$10,047	$(5,768)
Net realized gain (loss)	519,201	336,952	163,695	124,453
Net change in unrealized appreciation (depreciation) on investments	591,228	100,560	190,609	(67,276)
Net increase (decrease) in net assets from operations	1,451,376	445,816	364,351	51,409

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,176,072	1,824,945	606,162	424,186
Net contractowner transfers	1,006,703	869,480	153,445	290,236
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(634,962)	(440,103)	(59,642)	(44,531)
Net increase (decrease) in net assets resulting from contractowner transactions	2,547,813	2,254,322	699,965	669,891
Net increase (decrease) in net assets	3,999,189	2,700,138	1,064,316	721,300

NET ASSETS
Beginning of period	10,551,904	7,851,766	1,861,724	1,140,424
End of period	$14,551,093	$10,551,904	$2,926,040	$1,861,724

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	571,469	446,513	101,990	67,341
Units purchased	109,305	102,606	29,270	23,127
Units sold/transferred	19,127	22,350	3,411	11,522
End of period	699,901	571,469	134,671	101,990

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II Sub-Account		Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$100,256	$(10,819)	$245,266	$(13,138)
Net realized gain (loss)	103,922	95,252	(314,638)	218,059
Net change in unrealized appreciation (depreciation) on investments	100,386	(225,849)	(35,260)	(1,195,072)
Net increase (decrease) in net assets from operations	304,564	(141,416)	(104,632)	(990,151)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	341,190	264,394	92,376	418,879
Net contractowner transfers	86,630	150,385	159,022	661,186
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(61,720)	(82,921)	(55,554)	(201,734)
Net increase (decrease) in net assets resulting from contractowner transactions	366,100	331,858	195,844	878,331
Net increase (decrease) in net assets	670,664	190,442	91,212	(111,820)

NET ASSETS
Beginning of period	2,856,534	2,666,092	3,063,868	3,175,688
End of period	$3,527,198	$2,856,534	$3,155,080	$3,063,868

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	170,442	151,328	54,473	45,331
Units purchased	18,868	15,056	1,735	6,235
Units sold/transferred	1,602	4,058	1,782	2,907
End of period	190,912	170,442	57,990	54,473

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-37

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Prudential Series Fund—Value Portfolio—Class II Sub-Account		Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$7,454	$6,797	$(3,282)	$24,529
Net realized gain (loss)	123,249	166,745	(18,035)	190,861
Net change in unrealized appreciation (depreciation) on investments	499,341	(490,086)	93,460	(347,667)
Net increase (decrease) in net assets from operations	630,044	(316,544)	72,143	(132,277)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	108,891	219,710	48,369	82,886
Net contractowner transfers	(92,917)	(345,865)	(185,072)	(173,696)
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(246,138)	(263,789)	(51,465)	(89,138)
Net increase (decrease) in net assets resulting from contractowner transactions	(230,164)	(389,944)	(188,168)	(179,948)
Net increase (decrease) in net assets	399,880	(706,488)	(116,025)	(312,225)

NET ASSETS
Beginning of period	4,639,185	5,345,673	1,032,541	1,344,766
End of period	$5,039,065	$4,639,185	$916,516	$1,032,541

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	201,465	217,567	68,317	77,895
Units purchased	4,353	8,714	2,998	4,889
Units sold/transferred	(13,381)	(24,816)	(14,776)	(14,467)
End of period	192,437	201,465	56,539	68,317

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account		T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the period ended December 31, 2012†

FROM OPERATIONS
Net investment income (loss)	$(12,197)	$(733)	$24,171
Net realized gain (loss)	241,371	244,142	13,291
Net change in unrealized appreciation (depreciation) on investments	255,059	(366,879)	(19,592)
Net increase (decrease) in net assets from operations	484,233	(123,470)	17,870

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	451,979	846,673	3,500,710
Net contractowner transfers	247,326	38,107	2,099,370
Annuity payments	—	—	—
Withdrawals and death benefits (b)	(168,332)	(190,812)	(53,557)
Net increase (decrease) in net assets resulting from contractowner transactions	530,973	693,968	5,546,523
Net increase (decrease) in net assets	1,015,206	570,498	5,564,393

NET ASSETS
Beginning of period	3,790,483	3,219,985	—
End of period	$4,805,689	$3,790,483	$5,564,393

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	321,458	262,980	—
Units purchased	36,138	70,375	138,850
Units sold/transferred	5,975	(11,897)	81,134
End of period	363,571	321,458	219,984

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
†	For the period March 19, 2012 (commencement of operations) to December 31, 2012.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-39

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Wanger International Sub-Account		Wanger Select Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$49,437	$106,917	$1,701	$16,537
Net realized gain (loss)	190,843	75,442	(21,435)	121,370
Net change in unrealized appreciation (depreciation) on investments	592,014	(641,893)	227,487	(339,272)
Net increase (decrease) in net assets from operations	832,294	(459,534)	207,753	(201,365)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,382,605	1,273,652	234,325	450,349
Net contractowner transfers	651,571	964,160	230,708	(117,250)
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(214,702)	(80,049)	(47,369)	(160,102)
Net increase (decrease) in net assets resulting from contractowner transactions	1,819,474	2,157,763	417,664	172,997
Net increase (decrease) in net assets	2,651,768	1,698,229	625,417	(28,368)

NET ASSETS
Beginning of period	3,194,264	1,496,035	1,056,310	1,084,678
End of period	$5,846,032	$3,194,264	$1,681,727	$1,056,310

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	84,774	33,747	43,304	36,430
Units purchased	32,971	30,420	8,619	16,965
Units sold/transferred	10,340	20,607	6,519	(10,091)
End of period	128,085	84,774	58,442	43,304

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

concluded

	Wanger USA Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$62	$(2,935)
Net realized gain (loss)	23,526	162,947
Net change in unrealized appreciation (depreciation) on investments	130,878	(279,416)
Net increase (decrease) in net assets from operations	154,466	(119,404)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	55,892	33,404
Net contractowner transfers	(78,911)	252,126
Annuity payments	—	—
Withdrawals and death benefits (b)	(66,500)	(17,664)
Net increase (decrease) in net assets resulting from contractowner transactions	(89,519)	267,866
Net increase (decrease) in net assets	64,947	148,462

NET ASSETS
Beginning of period	843,798	695,336
End of period	$908,745	$843,798

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	23,091	18,293
Units purchased	1,360	837
Units sold/transferred	(3,671)	3,961
End of period	20,780	23,091

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-41

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 51 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account.

On November 1, 2007, the Intelligent VA was launched as an additional variable annuity contract funded through the Separate Account. Intelligent VA allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks. The Annuity 2000 Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after April 1, 1998. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

The following Sub-Accounts were added to the Separate Account:

Sub-Account	Inception Date	Commencement Date
DFA VA Global Bond Portfolio	May 1, 2012	May 9, 2012
DFA VA International Small Portfolio	May 1, 2012	May 7, 2012
DFA VA International Value Portfolio	May 1, 2012	July 10, 2012
DFA VA Short-Term Fixed Portfolio	May 1, 2012	June 27, 2012

Sub-Account	Inception Date	Commencement Date
DFA VA US Large Value Portfolio	May 1, 2012	July 10, 2012
DFA VA US Targeted Value Portfolio	May 1, 2012	May 7, 2012
T. Rowe Price® Limited-Term Bond Portfolio	March 5, 2012	March 19, 2012

Effective May 1, 2012, the Neuberger Berman Advisers Management Trust Partners Portfolio—I Class and the Neuberger Berman Advisers Management Trust Regency Portfolio-I Class changed their names to the Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class and the Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class, respectively.

On July 30, 2012, the Calamos Growth and Income Portfolio closed to new investors.

Effective November 1, 2012, the Legg Mason Western Asset Management Variable Global High Yield Bond Portfolio—Class l changed its name to the Western Asset Variable Global High Yield Bond Portfolio—Class l.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years (2007-2012) and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

B-42	Statement of Additional Information ■ Single Premium Immediate Annuities

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ending December 31, 2012, there were no transfers between levels by the Sub-Accounts. As of December 31, 2012, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The total expenses as presented in the Statement of Operations is net of fee waivers. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum contractual fee	0.30%	0.20%	0.20%
Fee waiver	0.20%	0.00%	0.00%
Current fee	0.10%	0.20%	0.20%

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select
Maximum contractual fee	1.00%	1.00%
Fee waiver	0.60%	0.60%
Current fee	0.40%	0.40%

Intelligent Variable Annuity

	Maximum contractual fee	Fee waiver	Current fee
If accumulation value is less than $100,000	0.40%	0.00%	0.40%
If accumulation value is between $100,000-$500,000	0.25%	0.00%	0.25%
If accumulation value is greater than $500,000	0.15%	0.00%	0.15%
After the first 10 contract years	0.00%	0.00%	0.00%

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25
Optional guaranteed minimum death benefit charge	0.10%	None	None
Premium taxes (a)	1.00% to 3.50%	1.00% to 3.50%	1.00% to 3.50%
Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2012 were as follows:

Sub-Accounts	Purchases	Sales
TIAA-CREF Life Bond	$34,586,752	$14,649,784
TIAA-CREF Life Growth Equity	4,918,942	9,540,626
TIAA-CREF Life Growth & Income	15,663,329	11,206,305
TIAA-CREF Life International Equity	16,941,313	18,694,894
TIAA-CREF Life Large-Cap Value	7,946,562	7,876,309
TIAA-CREF Life Money Market	52,156,154	54,106,219
TIAA-CREF Life Real Estate	12,523,121	10,983,672
TIAA-CREF Life Small-Cap Equity	4,780,070	7,217,937
TIAA-CREF Life Social Choice	4,821,563	3,323,468
TIAA-CREF Life Stock Index	25,392,480	24,203,320
Calamos Growth and Income Portfolio	1,110,799	1,237,301
DFA VA Global Bond Portfolio	472,946	58,570
DFA VA International Small Portfolio	381,632	813
DFA VA International Value Portfolio	454,612	47,562
DFA VA Short-Term Fixed Portfolio	1,907,729	1,240,230
DFA VA US Large Value Portfolio	389,117	2,969
DFA VA US Targeted Value Portfolio	331,042	11,639
Delaware VIP Diversified Income Series—Standard Class	16,834,951	4,804,484
Delaware VIP International Value Equity Series—Standard Class	3,748,996	1,748,403

Single Premium Immediate Annuities ■ Statement of Additional Information	B-43

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Sub-Accounts	Purchases	Sales
Delaware VIP Small Cap Value Series—Standard Class	$2,198,183	$1,159,790
Franklin Income Securities Fund—Class 1	2,371,898	1,562,811
Franklin Small-Mid Cap Growth Securities Fund—Class 1	1,009,080	904,374
Mutual Shares Securities Fund—Class 1	1,125,384	843,099
Templeton Developing Markets Securities Fund—Class 1	3,765,159	1,816,564
ING Clarion Global Real Estate Portfolio—Class I	1,368,833	469,588
Janus Aspen Forty Portfolio—Institutional Shares	1,637,320	937,271
Janus Aspen Overseas Portfolio—Institutional Shares	2,099,289	2,706,624
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	2,868,242	1,091,168
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	976,093	889,786
Western Asset Variable Global High Yield Bond Portfolio—Class I	3,822,354	1,321,764
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	412,704	269,753
MFS Growth Series—Initial Class	940,342	678,063
MFS Global Equity Series—Initial Class	806,604	454,738
MFS Investors Growth Stock Series—Initial Class	809,968	655,445
MFS Utilities Series—Initial Class	975,560	1,151,459

Sub-Accounts	Purchases	Sales
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	$177,074	$147,396
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	2,326,751	668,192
PIMCO VIT All Asset Portfolio—Institutional Class	7,063,759	2,575,102
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	2,560,502	3,613,958
PIMCO VIT Real Return Portfolio—Institutional Class	17,195,942	8,692,379
PVC Equity Income Account—Class 1	6,186,594	3,297,835
PVC MidCap Blend Account—Class 1	1,768,708	1,025,792
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	1,506,057	1,039,701
Prudential Series Fund—Natural Resources Portfolio—Class II	1,565,479	1,124,370
Prudential Series Fund—Value Portfolio—Class II	912,789	1,135,498
Royce Capital Fund Micro-Cap Portfolio—Investment Class	185,674	357,567
Royce Capital Fund Small-Cap Portfolio—Investment Class	1,529,094	891,963
T. Rowe Price® Limited-Term Bond Portfolio	6,871,371	1,290,904
Wanger International	3,496,256	1,232,150
Wanger Select	697,718	278,353
Wanger USA	220,256	268,082

B-44	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 5—condensed financial information

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000's)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000's)	Ratio of Investment Income to Average Net Assets(d)(f)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(d)(g)	Total Return Lowest to Highest(c)(h)
TIAA-CREF Life Bond Sub-Account
2012		2,838	$34.62 to $35.12	$36.79 to $37.45	$105,123	3.88%	0.25% to 0.60%	6.27% to 6.65%
2011		2,404	$32.76 to $33.11	$34.62 to $35.12	$83,638	3.57%	0.25% to 0.60%	5.68% to 6.05%
2010		2,074	$30.83 to $31.05	$32.76 to $33.11	$68,174	3.70%	0.25% to 0.60%	6.27% to 6.64%
2009		1,668	$28.87 to $28.98	$30.83 to $31.05	$51,508	4.79%	0.25% to 0.60%	6.76% to 7.14%
2008	(e)	970	$28.93	$28.87	$28,003	4.91%	0.60%	(0.21)%
2008	(i)	157	$29.48 to $29.51	$28.88 to $28.98	$4,538	9.46%	0.25% to 0.60%	(0.21)% to 0.14%

TIAA-CREF Life Growth Equity Sub-Account
2012		2,016	$16.57 to $16.82	$19.27 to $19.63	$40,297	0.68%	0.25% to 0.60%	16.29% to 16.70%
2011		2,264	$16.37 to $16.55	$16.57 to $16.82	$38,811	0.28%	0.25% to 0.60%	1.24% to 1.60%
2010		2,101	$14.52 to $14.63	$16.37 to $16.55	$35,506	0.48%	0.25% to 0.60%	12.74% to 13.13%
2009		2,304	$10.78 to $10.83	$14.52 to $14.63	$34,383	0.97%	0.25% to 0.60%	34.66% to 35.13%
2008	(b)	2,016	$18.30	$10.78 to $10.79	$22,431	0.87%	0.60%	(41.05)%, (41.04)%
2008	(i)	77	$16.06 to $16.07	$10.79 to $10.83	$830	1.72%	0.25% to 0.60%	(41.06)% to (40.86)%

TIAA-CREF Life Growth & Income Equity Sub-Account
2012		1,959	$29.48 to $29.90	$34.11 to $34.73	$71,578	1.82%	0.25% to 0.60%	15.73% to 16.14%
2011		1,890	$28.80 to $29.11	$29.48 to $29.90	$58,500	1.09%	0.25% to 0.60%	2.35% to 2.71%
2010		1,865	$25.55 to $25.74	$28.80 to $29.11	$55,502	1.30%	0.25% to 0.60%	12.73% to 13.13%
2009		1,957	$20.12 to $20.20	$25.55 to $25.74	$51,421	1.77%	0.25% to 0.60%	26.99% to 27.44%
2008	(b)	1,996	$31.05	$20.12 to $20.13	$41,380	1.73%	0.60%	(35.19)%, (35.16)%
2008	(i)	56	$27.93 to $27.95	$20.12 to $20.20	$1,133	3.04%	0.25% to 0.60%	(35.19)% to (34.96)%

TIAA-CREF Life International Equity Sub-Account
2012		2,867	$18.71 to $18.98	$24.41 to $24.85	$72,464	1.76%	0.25% to 0.60%	30.49% to 30.95%
2011		2,995	$24.73 to $24.99	$18.71 to $18.98	$57,557	1.61%	0.25% to 0.60%	(24.33)% to (24.07)%
2010		3,216	$20.79 to $20.94	$24.73 to $24.99	$81,166	1.40%	0.25% to 0.60%	18.92% to 19.34%
2009		3,248	$15.88 to $15.94	$20.79 to $20.94	$68,666	3.93%	0.25% to 0.60%	30.95% to 31.41%
2008	(b)	2,958	$31.95	$15.88 to $15.89	$47,861	0.04%	0.60%	(50.29)%, (50.28)%
2008	(i)	98	$27.40 to $27.42	$15.88 to $15.94	$1,549	0.11%	0.25% to 0.60%	(50.31)% to (50.14)%

TIAA-CREF Life Large-Cap Value Sub-Account
2012		803	$42.57 to $43.18	$50.83 to $51.74	$42,658	1.97%	0.25% to 0.60%	19.42% to 19.84%
2011		819	$45.54 to $46.03	$42.57 to $43.18	$36,205	1.54%	0.25% to 0.60%	(6.51)% to (6.19)%
2010		824	$38.70 to $38.98	$45.53 to $46.03	$38,594	1.61%	0.25% to 0.60%	17.65% to 18.06%
2009		831	$29.62 to $29.73	$38.70 to $38.98	$32,932	1.96%	0.25% to 0.60%	30.67% to 31.13%
2008	(b)	744	$50.28	$29.63	$22,646	1.57%	0.60%	(41.07)%
2008	(i)	45	$46.14 to $46.18	$29.62 to $29.73	$1,330	3.00%	0.25% to 0.60%	(41.10)% to (40.89)%

TIAA-CREF Life Money Market Sub-Account
2012		4,427	$11.45 to $11.62	$11.38 to $11.60	$50,772	0.02%	0.25% to 0.60%	(0.58)% to (0.23)%
2011		4,580	$11.52 to $11.65	$11.45 to $11.62	$52,722	0.03%	0.25% to 0.60%	(0.57)% to (0.22)%
2010		4,835	$11.57 to $11.66	$11.52 to $11.65	$55,889	0.12%	0.25% to 0.60%	(0.48)% to (0.13)%
2009		5,908	$11.58 to $11.63	$11.57 to $11.66	$68,467	0.58%	0.25% to 0.60%	(0.06)% to 0.29%
2008	(e)	7,395	$11.32	$11.58	$85,614	2.84%	0.60%	2.24%
2008	(i)	2,128	$11.38	$11.59 to $11.63	$24,724	1.82%	0.25% to 0.60%	2.25% to 2.60%

See notes to condensed financial information.	Single Premium Immediate Annuities ■ Statement of Additional Information	B-45

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000's)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000's)	Ratio of Investment Income to Average Net Assets(d)(f)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(d)(g)	Total Return Lowest to Highest(c)(h)
TIAA-CREF Life Real Estate Securities Sub-Account
2012		733	$57.06 to $57.87	$67.94 to $69.16	$51,699	1.89%	0.25% to 0.60%	19.07% to 19.49%
2011		730	$53.78 to $54.36	$57.06 to $57.87	$42,774	1.24%	0.25% to 0.60%	6.09% to 6.46%
2010		714	$41.25 to $41.55	$53.78 to $54.36	$39,418	2.38%	0.25% to 0.60%	30.38% to 30.84%
2009		645	$33.17 to $33.29	$41.25 to $41.55	$27,414	4.30%	0.25% to 0.60%	24.36% to 24.79%
2008	(b)	646	$54.07	$33.17 to $33.20	$22,168	4.32%	0.60%	(38.64)%, (38.60)%
2008	(i)	21	$52.38 to $52.42	$33.17 to $33.29	$713	9.55%	0.25% to 0.60%	(38.65)% to (38.43)%

TIAA-CREF Life Small-Cap Equity Sub-Account
2012		528	$51.37 to $52.11	$58.23 to $59.27	$31,876	1.11%	0.25% to 0.60%	13.34% to 13.74%
2011		578	$53.97 to $54.55	$51.37 to $52.11	$30,563	0.53%	0.25% to 0.60%	(4.81)% to (4.47)%
2010		631	$42.57 to $42.88	$53.97 to $54.55	$34,648	0.83%	0.25% to 0.60%	26.78% to 27.23%
2009		529	$33.52 to $33.65	$42.57 to $42.88	$22,878	1.43%	0.25% to 0.60%	26.99% to 27.43%
2008	(b)	541	$49.89	$33.52 to $33.54	$18,452	1.49%	0.60%	(32.79)%, (32.78)%
2008	(i)	16	$45.78 to $45.82	$33.52 to $33.65	$511	2.52%	0.25% to 0.60%	(32.83)% to (32.60)%

TIAA-CREF Life Social Choice Sub-Account
2012		822	$29.09 to $29.50	$32.96 to $33.55	$28,360	2.02%	0.25% to 0.60%	13.33% to 13.72%
2011		794	$29.27 to $29.59	$29.09 to $29.50	$23,951	1.79%	0.25% to 0.60%	(0.64)% to (0.29)%
2010		741	$25.39 to $25.52	$29.27 to $29.59	$22,360	1.88%	0.25% to 0.60%	15.32% to 15.72%
2009		759	$19.27 to $19.35	$25.39 to $25.52	$19,768	2.24%	0.35% to 0.60%	31.72% to 32.05%
2008	(b)	770	$30.34	$19.28 to $19.35	$15,260	1.37%	0.60%	(36.45)%, (36.23)%
2008	(i)	15	$27.74 to $27.76	$19.27 to $19.32	$290	3.06%	0.35% to 0.60%	(36.47)% to (36.31)%

TIAA-CREF Life Stock Index Sub-Account
2012		4,740	$34.35 to $34.84	$39.72 to $40.44	$196,354	2.20%	0.25% to 0.60%	15.65% to 16.06%
2011		4,839	$34.23 to $34.60	$34.35 to $34.84	$172,500	1.86%	0.25% to 0.60%	0.35% to 0.70%
2010		4,807	$29.48 to $29.70	$34.23 to $34.60	$170,557	1.87%	0.25% to 0.60%	16.10% to 16.50%
2009		4,853	$23.11 to $23.20	$29.48 to $29.70	$147,271	2.05%	0.25% to 0.60%	27.59% to 28.04%
2008	(b)	4,508	$36.95	$23.11 to $23.12	$107,551	1.84%	0.60%	(37.44)% to (37.47)%
2008	(i)	109	$33.76 to $33.79	$23.11 to $23.20	$2,520	5.97%	0.25% to 0.60%	(37.46)% to (37.24)%

Calamos Growth & Income Portfolio Sub-Account
2012		207	$15.84 to $16.07	$17.08 to $17.38	$3,576	2.01%	0.25% to 0.60%	7.78% to 8.16%
2011		221	$16.24 to $16.42	$15.84 to $16.07	$3,529	1.47%	0.25% to 0.60%	(2.46)% to (2.12)%
2010		203	$14.65 to $14.75	$16.24 to $16.42	$3,325	1.90%	0.25% to 0.60%	10.92% to 11.31%
2009		118	$10.57 to $10.61	$14.65 to $14.75	$1,732	2.76%	0.25% to 0.60%	38.59% to 39.07%
2008	(j)	58	$14.24 to $14.25	$10.57 to $10.61	$611	0.34%	0.25% to 0.60%	(32.14)% to (31.91)%

DFA VA Global Bond Portfolio Sub-Account
2012	(k)	16	$25.07	$25.61 to $25.67	$405	3.04%	0.25% to 0.60%	(0.12)% to 2.23%

DFA VA International Small Portfolio Sub-Account
2012	(l)	15	$24.28	$26.18 to $26.24	$390	4.68%	0.25% to 0.60%	5.03% to 15.18%

DFA VA International Value Portfolio Sub-Account
2012	(m)	15	$22.87	$27.06 to $27.12	$417	6.75%	0.25% to 0.60%	3.38% to 18.40%

DFA VA Short-Term Fixed Portfolio Sub-Account
2012	(n)	27	$24.99	$24.99 to $25.05	$664	1.53%	0.25% to 0.60%	(0.10)% to 0.17%

B-46	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to condensed financial information.

continued

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000's)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000's)	Ratio of Investment Income to Average Net Assets(d)(f)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(d)(g)	Total Return Lowest to Highest(c)(h)
DFA VA US Large Value Portfolio Sub-Account
2012	(m)	14	$23.57	$27.14 to $27.21	$389	4.42%	0.25% to 0.60%	1.56% to 15.22%

DFA VA US Targeted Value Portfolio Sub-Account
2012	(l)	12	$24.30	$27.04 to $27.11	$328	2.33%	0.25% to 0.60%	2.30% to 11.35%

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2012		2,037	$13.90 to $14.10	$14.81 to $15.07	$30,504	4.33%	0.25% to 0.60%	6.55% to 6.93%
2011		1,298	$13.14 to $13.28	$13.90 to $14.10	$18,199	5.31%	0.25% to 0.60%	5.76% to 6.13%
2010		574	$12.23 to $12.32	$13.14 to $13.28	$7,591	4.13%	0.25% to 0.60%	7.41% to 7.79%
2009		289	$9.69 to $9.73	$12.23 to $12.32	$3,548	4.59%	0.25% to 0.60%	26.20% to 26.64%
2008	(j)	121	$10.40 to $10.41	$9.69 to $9.73	$1,181	0.00%	0.25% to 0.60%	(5.11)% to (4.78)%

Delaware VIP International Value Equity Series—Standard Class Sub-Account
2012		603	$10.56 to $10.71	$12.09 to $12.31	$7,380	2.29%	0.25% to 0.60%	14.51% to 14.91%
2011		436	$12.42 to $12.55	$10.56 to $10.71	$4,654	1.24%	0.25% to 0.60%	(14.95)% to (14.65)%
2010		502	$11.26 to $11.35	$12.42 to $12.55	$6,292	3.55%	0.25% to 0.60%	10.26% to 10.65%
2009		224	$8.41 to $8.44	$11.26 to $11.35	$2,538	2.76%	0.25% to 0.60%	33.92% to 34.39%
2008	(j)	25	$13.23 to $13.24	$8.41 to $8.44	$210	0.00%	0.25% to 0.60%	(42.77)% to (42.57)%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2012		155	$33.73 to $34.22	$38.19 to $38.88	$5,993	0.84%	0.25% to 0.60%	13.22% to 13.62%
2011		136	$34.39 to $34.76	$33.73 to $34.22	$4,659	0.52%	0.25% to 0.60%	(1.92)% to (1.58)%
2010		130	$26.16 to $26.35	$34.39 to $34.76	$4,524	0.45%	0.25% to 0.60%	31.48% to 31.94%
2009		28	$19.96 to $20.04	$26.16 to $26.35	$746	0.90%	0.25% to 0.60%	31.04% to 31.50%
2008	(j)	14	$27.29 to $27.32	$19.96 to $20.04	$287	0.00%	0.25% to 0.60%	(30.30)% to (30.05)%

Franklin Income Securities Fund—Class 1 Sub-Account
2012		238	$19.13 to $19.41	$21.47 to $21.86	$5,176	6.10%	0.25% to 0.60%	12.23% to 12.63%
2011		212	$18.74 to $18.94	$19.13 to $19.41	$4,098	6.20%	0.25% to 0.60%	2.10% to 2.46%
2010		207	$16.70 to $16.82	$18.74 to $18.94	$3,909	6.43%	0.25% to 0.60%	12.19% to 12.58%
2009		105	$12.37 to $12.41	$16.70 to $16.82	$1,756	6.92%	0.25% to 0.60%	35.07% to 35.55%
2008	(j)	53	$17.11 to $17.13	$12.37 to $12.41	$652	2.67%	0.25% to 0.60%	(29.83)% to (29.59)%

Franklin Small-Mid Cap Growth Securities Fund—Class 1 Sub-Account
2012		57	$23.12 to $23.46	$25.54 to $26.00	$1,468	0.00%	0.25% to 0.60%	10.45% to 10.84%
2011		57	$24.38 to $24.65	$23.12 to $23.46	$1,336	0.00%	0.25% to 0.60%	(5.16)% to (4.83)%
2010		46	$19.17 to $19.31	$24.38 to $24.65	$1,133	0.00%	0.25% to 0.60%	27.17% to 27.62%
2009		25	$13.40 to $13.45	$19.17 to $19.31	$487	0.00%	0.25% to 0.60%	43.09% to 43.59%
2008	(j)	10	$20.59 to $20.61	$13.40 to $13.45	$137	0.00%	0.25% to 0.60%	(42.69)% to (42.49)%

Mutual Shares Securities Fund—Class 1 Sub-Account
2012		84	$17.56 to $17.81	$20.01 to $20.36	$1,695	2.34%	0.25% to 0.60%	13.92% to 14.32%
2011		70	$17.81 to $18.00	$17.56 to $17.81	$1,248	2.87%	0.25% to 0.60%	(1.38)% to (1.04)%
2010		55	$16.07 to $16.19	$17.81 to $18.00	$990	1.75%	0.25% to 0.60%	10.80% to 11.19%
2009		44	$12.80 to $12.84	$16.07 to $16.19	$705	2.20%	0.25% to 0.60%	25.60% to 26.03%
2008	(j)	29	$18.88 to $18.90	$12.80 to $12.84	$376	3.65%	0.25% to 0.60%	(37.31)% to (37.09)%

Templeton Developing Markets Securities Fund—Class 1 Sub-Account
2012		457	$12.88 to $13.06	$14.52 to $14.77	$6,727	1.64%	0.25% to 0.60%	12.72% to 13.12%
2011		329	$15.36 to $15.53	$12.88 to $13.06	$4,277	1.14%	0.25% to 0.60%	(16.17)% to (15.88)%
2010		273	$13.12 to $13.21	$15.36 to $15.53	$4,222	1.32%	0.25% to 0.60%	17.13% to 17.54%
2009		182	$7.61 to $7.63	$13.12 to $13.21	$2,399	3.26%	0.25% to 0.60%	72.29% to 72.89%
2008	(j)	18	$14.04 to $14.05	$7.61 to $7.63	$137	0.60%	0.35% to 0.60%	(52.90)% to (52.78)%

See notes to condensed financial information.	Single Premium Immediate Annuities ■ Statement of Additional Information	B-47

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000's)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000's)	Ratio of Investment Income to Average Net Assets(d)(f)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(d)(g)	Total Return Lowest to Highest(c)(h)
ING Clarion Global Real Estate Portfolio—Class I Sub-Account
2012		74	$26.02 to $26.17	$32.61 to $32.91	$2,437	0.80%	0.25% to 0.60%	25.33% to 25.77%
2011		44	$27.59 to $27.66	$26.02 to $26.17	$1,162	4.11%	0.25% to 0.60%	(5.72)% to (5.39)%
2010	(o)	9	$25.00	$27.59 to $27.66	$255	4.21%	0.25% to 0.60%	10.38% to 10.64%

Janus Aspen Forty Portfolio—Institutional Shares Sub-Account
2012		94	$32.77 to $33.24	$40.45 to $41.17	$3,854	0.77%	0.25% to 0.60%	23.41% to 23.85%
2011		76	$35.33 to $35.72	$32.77 to $33.24	$2,519	0.40%	0.25% to 0.60%	(7.25)% to (6.93)%
2010		59	$33.30 to $33.54	$35.33 to $35.72	$2,110	0.38%	0.25% to 0.60%	6.11% to 6.48%
2009		44	$22.89 to $22.98	$33.30 to $33.54	$1,480	0.04%	0.25% to 0.60%	45.46% to 45.97%
2008	(j)	20	$36.87 to $36.90	$22.89 to $22.98	$450	0.08%	0.25% to 0.60%	(44.49)% to (44.29)%

Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account
2012		68	$46.69 to $47.36	$52.66 to $53.60	$3,625	0.66%	0.25% to 0.60%	12.79% to 13.18%
2011		92	$69.25 to $69.99	$46.69 to $47.36	$4,338	0.58%	0.25% to 0.60%	(32.57)% to (32.34)%
2010		81	$55.60 to $56.00	$69.25 to $69.99	$5,627	0.74%	0.25% to 0.60%	24.56% to 24.99%
2009		50	$31.15 to $31.27	$55.60 to $56.00	$2,794	0.63%	0.25% to 0.60%	78.49% to 79.11%
2008	(j)	8	$60.86 to $60.91	$31.15 to $31.27	$242	(0.03)%	0.25% to 0.60%	(52.40)% to (52.23)%

Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account
2012		333	$17.98 to $18.24	$19.86 to $20.22	$6,689	1.02%	0.25% to 0.60%	10.47% to 10.86%
2011		261	$18.58 to $18.78	$17.98 to $18.24	$4,741	0.84%	0.25% to 0.60%	(3.22)% to (2.89)%
2010		178	$16.16 to $16.28	$18.58 to $18.78	$3,324	0.79%	0.25% to 0.60%	14.97% to 15.37%
2009		207	$12.16 to $12.21	$16.16 to $16.28	$3,370	0.72%	0.25% to 0.60%	32.90% to 33.36%
2008	(j)	40	$16.37 to $16.39	$12.16 to $12.21	$483	1.67%	0.25% to 0.60%	(28.20)% to (27.95)%

Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
2012		67	$16.44 to $16.68	$19.41 to $19.75	$1,315	0.41%	0.25% to 0.60%	18.01% to 18.43%
2011		65	$16.14 to $16.32	$16.44 to $16.68	$1,071	0.20%	0.25% to 0.60%	1.86% to 2.22%
2010		44	$12.99 to $13.09	$16.14 to $16.32	$711	0.19%	0.25% to 0.60%	24.26% to 24.70%
2009		17	$9.72	$12.99 to $13.09	$217	0.00%	0.25% to 0.60%	33.76% to 34.23%
2008	(j)	2	$15.30 to $15.31	$9.72	$17	0.00%	0.50%	(40.70)%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2012		365	$12.04 to $12.21	$14.16 to $14.41	$5,227	8.88%	0.25% to 0.60%	17.62% to 18.03%
2011		200	$11.90 to $12.03	$12.04 to $12.21	$2,429	7.54%	0.25% to 0.60%	1.11% to 1.46%
2010		187	$10.42 to $10.50	$11.90 to $12.03	$2,245	9.20%	0.25% to 0.60%	14.23 to 14.63%
2009		237	$6.74 to $6.77	$10.42 to $10.50	$2,488	12.06%	0.25% to 0.60%	54.63% to 55.17%
2008	(j)	57	$9.56 to $9.57	$6.74 to $6.77	$387	10.94%	0.25% to 0.60%	(31.24)% to (30.99)%

Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2012		27	$16.78 to $17.02	$19.92 to $20.28	$542	0.86%	0.25% to 0.60%	18.71% to 19.13%
2011		21	$16.65 to $16.83	$16.78 to $17.02	$350	0.00%	0.25% to 0.60%	0.78% to 1.13%
2010		193	$13.38 to $13.48	$16.65 to $16.83	$3,235	0.00%	0.25% to 0.60%	24.43 to 24.87%
2009		10	$9.43 to $9.45	$13.38 to $13.48	$134	0.00%	0.25% to 0.60%	41.92% to 42.42%
2008	(j)	3	$14.36 to $14.37	$9.43 to $9.45	$27	0.00%	0.35% to 0.60%	(37.64)% to (37.48)%

MFS Growth Series—Initial Class Sub-Account
2012		29	$24.18 to $24.42	$28.21 to $28.71	$816	0.00%	0.25% to 0.60%	(1.50)% to 16.97%
2011		19	$24.40 to $24.59	$24.18 to $24.42	$466	0.17%	0.35% to 0.60%	(0.92)% to (0.67)%
2010		20	$21.28 to $21.39	$24.40 to $24.59	$484	0.08%	0.35% to 0.60%	14.65% to 14.93%
2009		8	$15.55 to $15.59	$21.28 to $21.39	$166	0.33%	0.35% to 0.60%	36.85% to 37.19%
2008	(j)	4	$10.69 to $10.70	$15.55 to $15.59	$66	0.00%	0.35% to 0.60%	(37.79)% to (37.63)%

B-48	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to condensed financial information.

continued

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000's)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000's)	Ratio of Investment Income to Average Net Assets(d)(f)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(d)(g)	Total Return Lowest to Highest(c)(h)
MFS Global Equity Series—Initial Class Sub-Account
2012		72	$14.19 to $14.39	$17.39 to $17.70	$1,274	1.12%	0.25% to 0.60%	22.60% to 23.03%
2011		53	$14.92 to $15.08	$14.19 to $14.39	$765	0.88%	0.25% to 0.60%	(4.89)% to (4.56)%
2010		41	$13.36 to $13.45	$14.92 to $15.08	$611	0.99%	0.25% to 0.60%	11.69% to 12.08%
2009		46	$10.18 to $10.22	$13.36 to $13.45	$614	1.88%	0.25% to 0.60%	31.20% to 31.65%
2008	(j)	33	$13.93 to $13.94	$10.18 to $10.22	$340	0.00%	0.35% to 0.60%	(34.17)% to (33.94)%

MFS Investors Growth Stock Series—Initial Class Sub-Account
2012		81	$11.50 to $11.66	$13.37 to $13.61	$1,091	1.11%	0.25% to 0.60%	16.27% to 16.68%
2011		72	$11.50 to $11.62	$11.50 to $11.66	$838	0.55%	0.25% to 0.60%	(0.02)% to 0.33%
2010		75	$10.29 to $10.34	$11.50 to $11.62	$864	0.41%	0.25% to 0.60%	11.80% to 12.19%
2009		37	$7.41 to $7.44	$10.29 to $10.34	$384	0.75%	0.35% to 0.60%	38.72% to 39.07%
2008	(j)	27	$22.34 to $22.36	$7.41 to $7.44	$198	0.00%	0.25% to 0.60%	(37.25)% to (37.03)%

MFS Utilities Series—Initial Class Sub-Account
2012		29	$33.96 to $34.44	$38.30 to $38.99	$1,131	6.37%	0.25% to 0.60%	12.80% to 13.20%
2011		36	$31.99 to $32.33	$33.96 to $34.44	$1,245	3.85%	0.25% to 0.60%	6.15% to 6.52%
2010		23	$28.28 to $28.42	$31.99 to $32.33	$756	3.05%	0.25% to 0.60%	13.13% to 13.52%
2009		16	$21.38 to $21.43	$28.28 to $28.42	$467	3.74%	0.35% to 0.60%	32.42% to 32.75%
2008	(j)	5	$31.54 to $31.56	$21.38 to $21.43	$105	0.00%	0.25% to 0.50%	(37.98)% to (37.82)%

Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class Sub-Account
2012		36	$15.44 to $15.66	$17.90 to $18.22	$654	0.45%	0.25% to 0.60%	15.90% to 16.31%
2011		34	$17.52 to $17.71	$15.44 to $15.66	$535	0.00%	0.25% to 0.60%	(11.89)% to (11.58)%
2010		37	$15.24 to $15.35	$17.52 to $17.71	$653	0.60%	0.25% to 0.60%	14.97% to 15.38%
2009		46	$9.82 to $9.86	$15.24 to $15.35	$707	14.62%	0.25% to 0.60%	55.14% to 55.69%
2008	(j)	21	$18.76 to $18.78	$9.82 to $9.86	$205	0.82%	0.25% to 0.50%	(52.68)% to (52.51)%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2012		185	$14.84 to $15.05	$17.04 to $17.35	$3,194	0.69%	0.25% to 0.60%	14.84% to 15.24%
2011		130	$15.97 to $16.14	$14.84 to $15.05	$1,951	0.87%	0.25% to 0.60%	(7.06)% to (6.73)%
2010		41	$12.73 to $12.82	$15.97 to $16.14	$655	0.89%	0.25% to 0.60%	25.43% to 25.87%
2009		17	$8.74 to $8.76	$12.73 to $12.82	$224	1.92%	0.25% to 0.60%	45.69% to 46.20%
2008	(j)	6	$14.81 to $14.82	$8.74 to $8.76	$52	0.51%	0.35% to 0.50%	(46.14)% to (46.01)%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2012		555	$14.14 to $14.34	$16.18 to $16.46	$9,104	6.58%	0.25% to 0.60%	14.42% to 14.82%
2011		295	$13.93 to $14.08	$14.14 to $14.34	$4,204	7.78%	0.25% to 0.60%	1.47% to 1.82%
2010		169	$12.37 to $12.46	$13.93 to $14.08	$2,376	7.35%	0.25% to 0.60%	12.64% to 13.03%
2009		118	$10.22 to $10.25	$12.37 to $12.46	$1,464	10.76%	0.25% to 0.60%	21.01% to 21.43%
2008	(j)	19	$12.31 to $12.32	$10.22 to $10.25	$190	7.84%	0.35% to 0.60%	(16.21)% to (16.00)%

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
2012		293	$17.55 to $17.80	$18.69 to $19.02	$5,526	6.04%	0.25% to 0.60%	6.47% to 6.84%
2011		375	$16.39 to $16.56	$17.55 to $17.80	$6,643	5.33%	0.25% to 0.60%	7.09% to 7.47%
2010		251	$14.74 to $14.85	$16.39 to $16.56	$4,135	3.36%	0.25% to 0.60%	11.16% to 11.55%
2009		168	$12.67 to $12.72	$14.74 to $14.85	$2,491	3.28%	0.25% to 0.60%	16.34% to 16.75%
2008	(j)	83	$13.38 to $13.39	$12.67 to $12.72	$1,049	2.31%	0.25% to 0.60%	(1.28)% to (0.94)%

See notes to condensed financial information.	Single Premium Immediate Annuities ■ Statement of Additional Information	B-49

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000's)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000's)	Ratio of Investment Income to Average Net Assets(d)(f)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(d)(g)	Total Return Lowest to Highest(c)(h)
PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2012		1,903	$16.49 to $16.72	$17.85 to $18.17	$34,367	6.42%	0.25% to 0.60%	8.27% to 8.65%
2011		1,531	$14.83 to $14.99	$16.49 to $16.72	$25,467	5.02%	0.25% to 0.60%	11.18% to 11.57%
2010		1,213	$13.78 to $13.88	$14.83 to $14.99	$18,112	2.54%	0.25% to 0.60%	7.62% to 8.01%
2009		863	$11.69 to $11.74	$13.78 to $13.88	$11,946	3.10%	0.25% to 0.60%	17.86% to 18.28%
2008	(j)	167	$13.19 to $13.21	$11.69 to $11.74	$1,952	2.18%	0.25% to 0.60%	(7.47)% to (7.15)%

PVC Equity Income Account Sub-Account
2012		700	$18.31 to $18.57	$20.57 to $20.94	$14,551	3.11%	0.25% to 0.60%	12.34% to 12.73%
2011		571	$17.47 to $17.66	$18.31 to $18.57	$10,552	0.48%	0.25% to 0.60%	4.81% to 5.17%
2010		447	$15.13 to $15.24	$17.47 to $17.66	$7,852	4.40%	0.25% to 0.60%	15.48% to 15.89%
2009		170	$12.68 to $12.71	$15.13 to $15.24	$2,586	6.51%	0.25% to 0.60%	(19.29)% to (19.71)%
2008	(j)	14	$17.63 to $17.65	$12.68 to $12.71	$181	0.00%	0.35% to 0.60%	(34.34)% to (34.17)%

PVC MidCap Blend Account—Class 1 Sub-Account
2012		135	$18.09 to $18.35	$21.48 to $21.86	$2,926	0.83%	0.25% to 0.60%	18.73% to 19.15%
2011		102	$16.80 to $16.99	$18.09 to $18.35	$1,862	0.00%	0.25% to 0.60%	7.64% to 8.02%
2010		67	$13.62 to $13.72	$16.80 to $16.99	$1,140	2.45%	0.25% to 0.60%	23.36% to 23.79%
2009	(p)	50	$13.12 to $13.20	$13.62 to $13.72	$684	0.00%	0.25% to 0.60%	3.84% to 3.91%

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
2012		191	$16.62 to $16.85	$18.27 to $18.60	$3,527	3.50%	0.25% to 0.60%	9.95% to 10.34%
2011		170	$17.50 to $17.69	$16.62 to $16.85	$2,857	0.00%	0.25% to 0.60%	(5.08)% to (4.74)%
2010		151	$16.40 to $16.52	$17.50 to $17.69	$2,666	0.00%	0.25% to 0.60%	6.72% to 7.10%
2009		123	$10.48 to $10.54	$16.40 to $16.52	$2,033	0.00%	0.25% to 0.60%	56.46% to 57.01%
2008	(j)	23	$15.71 to $15.72	$10.48 to $10.54	$240	0.00%	0.25% to 0.60%	(39.76)% to (39.55)%

Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
2012		58	$55.75 to $56.55	$53.80 to $54.76	$3,155	8.05%	0.25% to 0.60%	(3.50)% to (3.16)%
2011		54	$69.54 to $70.29	$55.75 to $56.55	$3,064	0.00%	0.25% to 0.60%	(19.83)% to (19.55)%
2010		45	$54.88 to $55.27	$69.54 to $70.29	$3,176	0.06%	0.25% to 0.60%	26.72% to 27.16%
2009		32	$31.29 to $31.46	$54.88 to $55.27	$1,756	0.24%	0.25% to 0.60%	75.36% to 75.97%
2008	(j)	8	$62.09 to $62.14	$31.29 to $31.46	$251	0.03%	0.25% to 0.60%	(53.47)% to (53.30)%

Prudential Series Fund—Value Portfolio—Class II Sub-Account
2012		192	$22.84 to $23.17	$25.91 to $26.37	$5,039	0.55%	0.25% to 0.60%	13.45% to 13.85%
2011		201	$24.41 to $24.68	$22.84 to $23.17	$4,639	0.52%	0.25% to 0.60%	(6.45)% to (6.12)%
2010		218	$21.66 to $21.82	$24.41 to $24.68	$5,346	0.31%	0.25% to 0.60%	12.71% to 13.10%
2009		92	$15.41 to $15.47	$21.66 to $21.82	$2,008	1.08%	0.25% to 0.60%	40.54% to 41.04%
2008	(j)	22	$24.84 to $24.86	$15.41 to $15.47	$343	0.00%	0.25% to 0.60%	(42.90)% to (42.70)%

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2012		57	$14.97 to $15.18	$16.01 to $16.29	$917	0.00%	0.25% to 0.60%	6.96% to 7.34%
2011		68	$17.13 to $17.31	$14.97 to $15.18	$1,033	2.42%	0.25% to 0.60%	(12.63)% to (12.32)%
2010		78	$13.26 to $13.36	$17.13 to $17.31	$1,345	2.74%	0.25% to 0.60%	29.18% to 29.64%
2009		45	$8.44 to $8.47	$13.26 to $13.36	$605	0.00%	0.25% to 0.60%	57.10% to 57.65%
2008	(j)	19	$13.75 to $13.76	$8.44 to $8.47	$156	4.97%	0.25% to 0.60%	(43.61)% to (43.41)%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2012		364	$11.70 to $11.86	$13.08 to $13.31	$4,806	0.12%	0.25% to 0.60%	11.83% to 12.22%
2011		321	$12.16 to $12.30	$11.70 to $11.86	$3,790	0.37%	0.25% to 0.60%	(3.86)% to (3.52)%
2010		263	$10.15 to $10.23	$12.16 to $12.30	$3,220	0.15%	0.25% to 0.60%	19.80% to 20.22%
2009		148	$7.55 to $7.58	$10.15 to $10.23	$1,515	0.00%	0.25% to 0.60%	34.40% to 34.86%
2008	(j)	38	$10.01 to $10.02	$7.55 to $7.58	$286	1.31%	0.25% to 0.60%	(27.62)% to (27.36)%

B-50	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to condensed financial information.

continued

						For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000's)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000's)	Ratio of Investment Income to Average Net Assets(d)(f)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(d)(g)	Total Return Lowest to Highest(c)(h)
T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2012	(q)	220	$24.97	$25.25 to $25.32	$5,564	1.48%	0.25% to 0.60%	1.02% to 1.26%

Wanger International Sub-Account
2012		128	$37.35 to $37.88	$45.13 to $45.94	$5,846	1.47%	0.25% to 0.60%	20.83% to 21.26%
2011		85	$44.01 to $44.48	$37.35 to $37.88	$3,194	4.82%	0.25% to 0.60%	(15.13)% to (14.83)%
2010		34	$35.44 to $35.70	$44.01 to $44.48	$1,496	2.75%	0.25% to 0.60%	24.17% to 24.61%
2009		21	$23.80 to $23.87	$35.44 to $35.70	$748	3.13%	0.25% to 0.60%	48.89% to 49.41%
2008	(j)	4	$39.08 to $39.11	$23.80 to $23.87	$85	0.00%	0.35% to 0.60%	(45.93)% to (45.79)%

Wanger Select Sub-Account
2012		58	$24.17 to $24.51	$28.46 to $28.97	$1,682	0.49%	0.25% to 0.60%	17.75% to 18.16%
2011		43	$29.54 to $29.85	$24.17 to $24.51	$1,056	1.86%	0.25% to 0.60%	(18.17)% to (17.89)%
2010		36	$23.48 to $23.65	$29.54 to $29.85	$1,085	0.49%	0.25% to 0.60%	25.81% to 26.25%
2009		46	$14.21 to $14.25	$23.48 to $23.65	$1,078	0.00%	0.25% to 0.60%	65.19% to 65.77%
2008	(j)	5	$25.59 to $25.62	$14.21 to $14.25	$67	0.00%	0.35% to 0.60%	(49.39)% to (49.25)%

Wanger USA Sub-Account
2012		21	$36.14 to $36.65	$43.11 to $43.88	$909	0.33%	0.25% to 0.60%	19.30% to 19.72%
2011		23	$37.67 to $38.08	$36.14 to $36.65	$844	0.00%	0.25% to 0.60%	(4.07)% to (3.73)%
2010		18	$30.72 to $30.95	$37.67 to $38.08	$695	0.00%	0.25% to 0.60%	22.61% to 23.04%
2009		14	$21.73 to $21.81	$30.72 to $30.95	$430	0.00%	0.25% to 0.60%	41.38% to 41.87%
2008	(j)	2	$33.07 to $33.09	$21.73 to $21.81	$43	0.00%	0.25% to 0.60%	(40.05)% to (39.84)%

NOTES TO CONDENSED FINANCIAL INFORMATION

(a)	Does not include expenses of underlying Fund.
(b)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts.
(c)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(e)	The values shown represent Lifetime Variable Select Accounts.
(f)	These amounts represent the dividends, excluding distributions of long-term capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(g)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.
(i)	Intelligent Variable Annuity commenced operations on February 5, 2008.
(j)	Sub-Account commenced operations on February 5, 2008.
(k)	Sub-Account commenced operations on May 9, 2012.
(l)	Sub-Account commenced operations on May 7, 2012.
(m)	Sub-Account commenced operations on July 10, 2012.
(n)	Sub-Account commenced operations on June 27, 2012.
(o)	Sub-Account commenced operations on May 1, 2010.
(p)	Sub-Account commenced operations on October 23, 2009.
(q)	Sub-Account commenced operations on March 19, 2012.

See notes to condensed financial information.	Single Premium Immediate Annuities ■ Statement of Additional Information	B-51

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	concluded

Note 6—subsequent events

The Janus Aspen Overseas Portfolio—Institutional Shares and the MFS Growth Series—Initial Class was closed to new investors effective February 18, 2013.

The following Sub-Accounts will change names on April 29, 2013:

Old Name	New Name
Legg Mason Clearbridge Variable Aggressive Growth Portfolio—Class l	ClearBridge Variable Aggressive Growth Portfolio—Class l
Legg Mason Clearbridge Variable Small Cap Growth Portfolio—Class l	ClearBridge Variable Small Cap Growth Portfolio—Class l

On May 1, 2013, the PVC MidCap Blend Account—Class l will change its name to the PVC Mid-Cap Account—Class l.

B-52	Statement of Additional Information ■ Single Premium Immediate Annuities

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY December 31, 2012
Page
B-54	Independent Auditor’s Report

Statutory–Basis Financial Statements:
B-55	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-56	Statements of Operations
B-57	Statements of Changes in Capital and Surplus
B-58	Statements of Cash Flows
B-59	Notes to Financial Statements

Single Premium Immediate Annuities ■ Statement of Additional Information	B-53

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for the three years ended December 31, 2012.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

PricewaterhouseCoopers LLP

Charlotte, NC

April 9, 2013

B-54	Statement of Additional Information ■ Single Premium Immediate Annuities

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
	2012	2011
	(in thousands)

ADMITTED ASSETS
Bonds	$3,684,513	$3,182,147
Preferred stocks	2,470	7,343
Common stocks	271	163
Mortgage loans	—	13,726
Cash, cash equivalents and short-term investments	87,953	106,502
Contract loans	7,129	4,227
Other long-term investments	12,803	12,821
Investment income due and accrued	37,935	36,382
Federal income tax recoverable from TIAA	9,581	774
Net deferred federal income tax asset	6,272	5,441
Other assets	17,586	12,579
Separate account assets	1,789,814	867,988
Total admitted assets	$5,656,327	$4,250,093

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$3,440,716	$2,969,775
Asset valuation reserve	14,164	10,594
Interest maintenance reserve	6,934	6,427
Other liabilities	21,093	23,171
Separate account liabilities	1,760,489	841,741
Total liabilities	5,243,396	3,851,708

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	357,500
Surplus	52,931	35,048
Deferred income taxes	—	3,337
Total capital and surplus	412,931	398,385
Total liabilities, capital and surplus	$5,656,327	$4,250,093

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-55

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
	2012	2011	2010
	(in thousands)

REVENUES
Insurance and annuity premiums and other considerations	$284,892	$225,388	$218,934
Net investment income	147,749	132,685	129,279
Other revenue	31,935	13,775	12,524
Total revenues	$464,576	$371,848	$360,737

EXPENSES
Policy and contract benefits	$131,742	$128,247	$125,285
Increase in policy and contract reserves	128,507	83,741	74,327
Insurance expenses and taxes (excluding Federal income and capital gain taxes)	88,373	56,214	46,493
Interest on deposit-type contracts	26,374	17,580	28,537
Net transfers to separate accounts	57,976	37,938	48,360
Other benefits and expenses	9,858	17,268	3,433
Total expenses	$442,830	$340,988	$326,435

Income before federal income tax and net realized capital gains (losses)	21,746	30,860	34,302
Federal income tax expense	1,243	10,545	8,509
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(2,360)	9,190	(849)
Net income	$18,143	$29,505	$24,944

B-56	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2009	$2,500	$357,500	$(6,687)	$353,313
Net income			24,944	24,944
Net unrealized capital loss on investments			(672)	(672)
Change in asset valuation reserve			(7,513)	(7,513)
Change in surplus in separate accounts			455	455
Change in liability for reinsurance in unauthorized companies			1,692	1,692
Change in net deferred income tax			(2,676)	(2,676)
Change in non-admitted assets:
Deferred federal income tax asset			213	213
Amount recoverable from reinsurers			(225)	(225)
Deferred premium asset limitation			146	146
Incremental deferred federal income tax asset			(189)	(189)
Other invested assets			1,089	1,089
Other assets			4	4
Balance, December 31, 2010	$2,500	$357,500	$10,581	$370,581

Net income			29,505	29,505
Net unrealized capital gains on investments			2,723	2,723
Change in asset valuation reserve			(2,789)	(2,789)
Change in surplus in separate accounts			(82)	(82)
Change in net deferred income tax			(14,040)	(14,040)
Change in non-admitted assets:
Deferred federal income tax asset			13,773	13,773
Amount recoverable from reinsurers			225	225
Deferred premium asset limitation			(1,070)	(1,070)
Incremental deferred federal income tax asset			(441)	(441)
Balance, December 31, 2011	$2,500	$357,500	$38,385	$398,385

Net income			18,143	18,143
Net unrealized capital gains on investments			129	129
Change in asset valuation reserve			(3,570)	(3,570)
Change in surplus in separate accounts			1,978	1,978
Change in liability for reinsurance in unauthorized companies			(1,190)	(1,190)
Change in net deferred income tax			(7,005)	(7,005)
Change in non-admitted assets:
Deferred federal income tax asset			7,836	7,836
Deferred premium asset limitation			(1,775)	(1,775)
Balance, December 31, 2012	$2,500	$357,500	$52,931	$412,931

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-57

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
	2012	2011	2010
	(in thousands)

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$288,626	$223,405	$218,701
Miscellaneous income	19,036	12,494	11,419
Net investment income	146,894	132,287	140,012
Total Receipts	454,556	368,186	370,132
Policy and contract benefits	131,364	126,558	125,883
Commissions and expenses paid	97,489	68,319	52,128
Federal income tax expense (benefit)	7,097	(7,346)	10,960
Net transfers to separate accounts	59,157	36,345	50,081
Total Disbursements	295,107	223,876	239,052
Net cash from operations	159,449	144,310	131,080

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	484,231	383,016	425,289
Stocks	5,129	—	—
Mortgage loans	13,726	38,926	8,452
Miscellaneous proceeds	(8)	51	5,163
Cost of investments acquired:
Bonds	992,311	1,067,103	569,674
Stocks	—	—	1,968
Miscellaneous applications	—	4,990	—
Net increase in contract loans	2,901	202	2,197
Net cash from investments	(492,134)	(650,302)	(134,935)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	317,384	520,049	(22,396)
Other cash provided (applied)	(3,248)	4,437	3,374
Net cash from financing and other	314,136	524,486	(19,022)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(18,549)	18,494	(22,877)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	106,502	88,008	110,885

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$87,953	$106,502	$88,008

B-58	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2012

Note 1—Organization and Operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term-life insurance and single premium immediate annuities.

Note 2—Significant Accounting Policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

	For the Years Ended December 31,
(in thousands)	2012	2011	2010
Net Income, New York SAP	$18,143	$29,505	$24,944
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	349	107	87
Deferred and Payout Annuities issued after 2000	—	—	(1)
Net Income, NAIC SAP	$18,492	$29,612	$25,030
Capital and Surplus, New York SAP	$412,931	$398,385	$370,581
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	27,747	25,972	24,903
Additional Reserves for:
Term Conversions	1,589	1,240	1,133
Deferred and Payout Annuities issued after 2000	2	2	2
Capital and Surplus, NAIC SAP	$442,269	$425,599	$396,619

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable

Single Premium Immediate Annuities ■ Statement of Additional Information	B-59

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss is projected to occur;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Declines in fair value of derivatives are recorded through earnings under GAAP rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP.

•	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2012 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent

B-60	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, with the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured securities’ effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the securities or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI recognized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed and structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying U.S. GAAP, International Financial Reporting Standard or U.S. Tax basis equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was $11,713 thousand at December 31, 2012.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase, and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any

Single Premium Immediate Annuities ■ Statement of Additional Information	B-61

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, asset-liability management and asset replication purposes. Derivatives used by the Company may include interest rate swaps, credit default swaps, foreign currency forwards, equity index options and foreign currency swaps.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated for the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are generally accounted for at fair value, except the SVSA products which are accounted for at book value in accordance with NAIC guidance.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. The non-admitted portion of the Deferred Federal Income Tax (“DFIT”) asset was $16,398 thousand and $24,234 thousand at December 31, 2012 and 2011, respectively. The non-admitted portion of deferred premium assets was $27,747 thousand and $25,972 thousand at December 31, 2012 and 2011, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was never a 6 during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold may be interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

B-62	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction. OTTI for non-loan backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

APPLICATION OF NEW ACCOUNTING PRONOUNCEMENTS:

SSAP No. 101—Income Taxes, a Replacement of SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10 and SSAP No. 10—Income Taxes effective January 1, 2012. For purposes of accounting for federal and foreign income taxes, the Company adopted FASB Statement No. 109, Accounting for Income Taxes (FAS 109) with modifications for state income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. Adoption of SSAP No. 101 did not have a material impact on the current and deferred taxes that had been presented under SSAP No. 10R.

SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14, effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). If the fair value of plan assets exceeds the projected benefit obligation, the asset shall be considered a non-admitted asset. Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company has determined that SSAP No. 92 will not have a material impact.

SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities effective for years beginning on and after January 1, 2013 and shall be applied prospectively for interim and annual reporting periods. Earlier application is prohibited. This statement must be applied to transfers occurring on or after the effective date. On and after the effective date, the concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The unit of account for sale treatment is defined to be an entire financial asset or a pro rata participating interest without subordination. The disclosure provisions of this statement shall be applied to transfers that occurred both before and after the effective date of this statement. The Company does not expect SSAP No. 103 to have a significant impact.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-63

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

Note 3—Long Term Bonds, Preferred Stocks and Common Stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31 are shown below (in thousands):

	2012
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$204,896	$13,802	$(7)	$218,691
States, territories & possessions	25,287	1,446	—	26,733
Political subdivisions of states, territories, & possessions	11,957	119	(50)	12,026
Special revenue & special assessment, non-guaranteed agencies & government	373,789	23,452	(186)	397,055
Industrial & miscellaneous	3,052,644	235,989	(9,171)	3,279,462
Credit tenant loans	7,619	762	—	8,381
Hybrids	8,321	301	—	8,622
Total bonds	3,684,513	275,871	(9,414)	3,950,970
Preferred stocks	2,470	849	—	3,319
Total bonds and preferred stocks	$3,686,983	$276,720	$(9,414)	$3,954,289

	2011
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$140,136	$9,234	$—	$149,370
States, territories & possessions	8,970	851	—	9,821
Political subdivisions of states, territories, & possessions	7,459	371	—	7,830
Special revenue & special assessment, non-guaranteed agencies & government	318,694	26,051	(228)	344,517
Industrial & miscellaneous	2,686,380	196,283	(35,041)	2,847,622
Credit tenant loans	9,235	1,577	—	10,812
Hybrids	11,273	56	(75)	11,254
Total bonds	3,182,147	234,423	(35,344)	3,381,226
Preferred stocks	7,343	1,170	—	8,513
Total bonds and preferred stocks	$3,189,490	$235,593	$(35,344)	$3,389,739

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, rating agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2012 and 2011, were not deemed to be other than temporarily impaired.

B-64	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for bonds and preferred stocks by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2012
All other bonds	$152,915	$(843)	$152,072	$21,960	$(1,332)	$20,628
Loaned-backed and structured bonds	—	—	—	71,292	(7,239)	64,053
Total bonds	$152,915	$(843)	$152,072	$93,252	$(8,571)	$84,681
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$152,915	$(843)	$152,072	$93,252	$(8,571)	$84,681

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2011
All other bonds	$219,793	$(4,050)	$215,743	$44,410	$(2,852)	$41,558
Loaned-backed and structured bonds	13,090	(3,041)	10,049	109,943	(25,401)	84,542
Total bonds	$232,883	$(7,091)	$225,792	$154,353	$(28,253)	$126,100
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$232,883	$(7,091)	$225,792	$154,353	$(28,253)	$126,100

As of December 31, 2012, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in public utilities (28%), revenue and special obligations (21%) and manufacturing (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (55%) and residential mortgage-backed securities (21%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (38%), manufacturing (24%) and finance (21%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (72%) and residential mortgage backed securities (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by credit spreads. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-65

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2012			December 31, 2011
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$338,034	9.2%	$345,739	$158,966	5.0%	$161,783
Due after one year through five years	1,361,867	37.0	1,422,373	1,436,179	45.1	1,496,322
Due after five years through ten years	827,612	22.5	891,555	575,910	18.1	618,883
Due after ten years	619,507	16.7	727,905	464,264	14.6	551,272
Subtotal	3,147,020	85.4	3,387,572	2,635,319	82.8	2,828,260
Residential mortgage-backed securities	333,499	9.0	354,369	315,503	9.9	339,993
Commercial mortgage-backed securities	87,345	2.4	85,587	105,052	3.3	83,104
Asset-backed securities	116,649	3.2	123,442	126,273	4.0	129,869
Subtotal	537,493	14.6	563,398	546,828	17.2	552,966
Total	$3,684,513	100.0%	$3,950,970	$3,182,147	100.0%	$3,381,226

For the year ended December 31, 2012, the preceding table includes no NAIC 6 long-term bond investments.

For the year ended December 31, 2012, the preceding table includes sub-prime mortgage investments totaling $13,248 thousand under residential mortgage-backed securities. 68% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2011, the preceding table includes NAIC 6 long-term bond investments totaling approximately $11 thousand which are categorized as residential mortgage-backed securities.

For the year ended December 31, 2011, the preceding table includes sub-prime mortgage investments totaling $16,462 thousand under residential mortgage-backed securities. 70% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2012	2011
Manufacturing	25.0%	24.0%
Public utilities	13.7	15.8
Finance and financial services	12.4	11.7
Residential mortgage-backed securities	9.1	9.9
Oil and gas	8.1	9.1
Communication	4.9	5.0
U.S. and other governments	3.9	2.4
Mining	3.6	2.4
Transportation	3.5	3.6
Asset Backed Securities	3.2	4.0
Real estate investment trusts	3.1	1.8
Services	2.9	3.9
Commercial mortgage backed securities	2.4	3.3
Revenue and Special Obligation	2.4	1.0
Retail and wholesale trade	1.8	2.1
Total	100.0%	100.0%

Troubled Debt Restructuring: During 2012 and 2011, the Company did not acquire any bonds or stocks through troubled debt restructurings.

Exchanges: The Company acquired bonds and stocks through exchanges aggregating $14,961 thousand and $37,907 thousand during the year ended December 31, 2012 and 2011, respectively. When exchanging securities, the Company generally accounts for assets at their fair value with any gain or loss realized at the date of exchange, unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2012 (in thousands):

	1	2		3
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized
a. Intent to sell	$7,731	$1,486	$2,111	$4,134
b. Inability to retain	—	—	—	—
Total	$7,731	$1,486	$2,111	$4,134

The Company had no OTTI on securities which it lacked the ability to hold or had the intent to sell for the year ended December 31, 2011.

B-66	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The following table represents loan-backed and structured securities with a recognized OTTI and currently held at December 31, 2012 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported
05947US74	$2,725,844	$—	¹	$(1,317,969)	$1,407,875	$1,407,875	12/31/2012
52521RAS0	1,023,943	1,015,918		(8,025)	1,015,918	1,066,677	12/31/2012
05947US74	5,005,561	—	¹	(2,279,717)	2,725,844	2,725,844	9/30/2012
361849N57	1,604,649	—	*	(1,604,649)	—	1,488,402	6/30/2012
52521RAS0	1,218,036	1,194,916		(23,120)	1,194,916	1,048,376	6/30/2012
361849N57	4,799,529	1,865,385		(2,934,144)	1,865,385	2,129,365	3/31/2012
52521RAS0	1,457,118	1,341,799		(115,319)	1,341,799	1,230,650	3/31/2012
78443CAR5	4,723,286	1,661,987		(3,061,299)	1,661,987	1,643,859	12/31/2011
52521RAS0	1,619,808	1,564,385		(55,423)	1,564,385	1,726,363	9/30/2011
525221EB9	3,980,520	3,884,257		(96,263)	3,884,257	3,470,812	6/30/2011
361849N57	9,826,091	5,057,748		(4,768,343)	5,057,748	6,399,080	3/31/2011
525221EB9	4,247,625	4,113,923		(133,702)	4,113,923	3,491,099	3/31/2011
76113GAC2	220,904	168,594		(52,310)	168,594	387,051	3/31/2011
361849N57	10,019,085	9,845,076		(174,009)	9,845,076	6,149,360	12/31/2010
525221EB9	4,506,525	4,491,161		(15,364)	4,491,161	3,593,739	12/31/2010
52521RAS0	1,893,411	1,794,754		(98,657)	1,794,754	1,195,473	12/31/2010
52521RAS0	2,357,222	1,999,845		(357,377)	1,999,845	1,262,735	9/30/2010
525221EB9	4,788,617	4,629,945		(158,672)	4,629,945	3,612,550	9/30/2010
05948KZV4	821,818	799,825		(21,993)	799,825	738,142	6/30/2010
126171AQ0	4,279,102	3,221,462		(1,057,640)	3,221,462	1,920,795	6/30/2010
161551GA8	3,525	3,112		(413)	3,112	1,742	6/30/2010
52521RAS0	2,469,848	2,467,918		(1,930)	2,467,918	1,318,571	6/30/2010
161551GA8	3,552	3,547		(5)	3,547	1,616	3/31/2010
05948KZV4	1,663,136	873,300		(789,836)	873,300	712,928	3/31/2010
525221EB9	4,971,258	4,803,741		(167,517)	4,803,741	3,475,458	3/31/2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	3/31/2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	3/31/2010
126171AQ0	4,979,133	4,294,375		(684,758)	4,294,375	1,184,275	12/31/2009
161551GA8	8,692	3,568		(5,124)	3,568	727	12/31/2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	12/31/2009
33848JAC9	4,999,895	3,183,306		(1,816,589)	3,183,306	2,894,035	9/30/2009
161551GA8	3,129	—	¹	(2,168)	961	961	6/30/2009
52521RAS0	3,173,729	—	¹	(1,672,517)	1,501,212	1,501,212	6/30/2009
161551GA8	6,290	—	¹	(5,623)	667	667	3/31/2009
05948KZV4	5,974,533	—	¹	(4,889,875)	1,084,658	1,084,658	12/31/2008
161551GA8	12,971	—	¹	(6,764)	6,207	6,207	12/31/2008
76113GAC2	4,756,743	—	¹	(4,437,090)	319,653	319,653	12/31/2008
20847TBL4	2,370,132	—	¹	(1,780,189)	589,943	589,943	12/31/2008
Total				$(35,515,780)

¹	Impairment based on Fair Value

*	Securities identified as having a net present value of $0

Single Premium Immediate Annuities ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

OTHER DISCLOSURES:

At December 31, 2012 and 2011, the carrying value of common stock denominated in foreign currency was $271 thousand and $163 thousand, respectively. The Company had no bonds denominated in foreign currency as of December 31, 2012 or 2011.

Debt securities amounting to approximately $8,401 thousand and $8,476 thousand at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company had no restricted stock as of December 31, 2012 or 2011.

Note 4—mortgage loans

As of December 31, 2012, the Company did not have any mortgage loans. The Company did not originate conventional loans or acquire mezzanine loans during 2012 or 2011; therefore, there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the originated loans for 2012 or 2011.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values are written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale are written down to the current fair value of the loan.

There were no investments in impaired mortgage loans at December 31, 2012 and 2011.

There were no allowances for mortgage loan credit losses where any impairment was determined to be temporary at December 31, 2012 and 2011.

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic region (in thousands):

	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type
Shopping centers	$—	—%	$8,562	62.4%
Apartments	—	—%	5,164	37.6%
Total	$—	—%	$13,726	100.0%

	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Region
Mountain	$—	—%	$8,562	62.4%
South Central	—	—%	5,164	37.6%
Total	$—	—%	$13,726	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

At December 31, 2011, the entire mortgage portfolio in the Mountain region consisted of an investment in Arizona and the South Central region consisted of an investment in Texas.

Scheduled Mortgage Loan Maturities: The following table sets forth the contractual maturity schedule of mortgage loans (in thousands):

	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$—	—%	$8,562	62.4%
Due after one year through five years	—	—%	5,164	37.6%
Total	$—	—%	$13,726	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2012 and 2011. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2012 or 2011.

During 2012 and 2011, the Company did not reduce the interest rate of any outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2012 and 2011.

The Company has no reverse mortgages as of December 31, 2012 and 2011.

The Company has no mortgage loans denominated in foreign currency as of December 31, 2012 and 2011.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

B-68	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. Agency’s carrying value of $1,128 thousand and $1,108 thousand at December 31, 2012 and 2011, respectively, is included in other long-term investments on the statutory-basis statements of admitted assets, liabilities and capital and surplus. The carrying value of Agency was not audited or other-than-temporarily impaired for the years ended December 31, 2012 or 2011.

At December 31, 2012 and 2011, respectively, the Company reported $11,744 thousand and $19,935 thousand as amounts due to parent, subsidiaries and affiliates.

Note 6—commitments

At December 31, 2012, the Company had no outstanding commitments to fund future investments.

Note 7—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in thousands):

	2012	2011	2010
Bonds	$145,961	$131,395	$127,521
Stocks	385	491	458
Mortgage loans	496	1,006	1,533
Cash, cash equivalents and short-term investments	441	514	705
Other long-term investments	1,047	457	142
Total gross investment income	$148,330	$133,863	$130,359
Less investment expenses	(2,831)	(2,224)	(1,666)
Net investment income before amortization of IMR	145,499	131,639	128,693
Amortization of IMR	2,250	1,046	586
Net investment income	$147,749	$132,685	$129,279

The Company had no due and accrued income excluded from net income for the years ended December 31, 2012, 2011 and 2010.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31 were as follows (in thousands):

	2012	2011	2010
Bonds	$(2,804)	$(5,022)	$1,225
Stocks	256	—	(127)
Mortgage loans	—	—	(342)
Derivative instruments	—	—	171
Cash, cash equivalent and short-term investments	(7)	51	1
Total before capital loss tax and transfers to IMR	(2,555)	(4,971)	928
Transfers to IMR	(2,757)	(1,299)	(1,777)
Capital loss tax benefit	2,952	15,460	—
Net realized capital gains (losses) less capital loss tax, after transfers to IMR	$(2,360)	$9,190	$(849)

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in thousands):

	2012	2011	2010
Other-than-temporary impairments:
Bonds	$8,287	$8,243	$4,189
Preferred stocks	—	—	127
Mortgage loans	—	—	2,379
Total	$8,287	$8,243	$6,695

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2012, 2011 and 2010 were $199,747 thousand, $104,382 thousand and $62,289 thousand, respectively. Gross gains of $5,668 thousand, $5,143 thousand and $7,041 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $184 thousand, $1,922 thousand and $1,627 thousand were realized during 2012, 2011 and 2010, respectively.

Wash Sales: The Company does not engage in the practice of wash sales. There were no NAIC 3—6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2012, 2011 and 2010.

Unrealized Capital Gains and Losses: For the years ended December 31, 2012, 2011 and 2010, the net change in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in carrying value of investments was $129 thousand, $2,723 thousand and $(672) thousand, respectively.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

Note 8—disclosures about fair value of financial instruments

FAIR VALUE OF FINANCIAL INSTRUMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2012 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$3,950,970	$3,684,513	$—	$3,919,926	$31,044	$—
Common Stock	271	271	271	—	—	—
Preferred Stock	3,319	2,470	3,319	—	—	—
Separate Accounts	1,797,512	1,789,814	951,704	845,808	—	—
Contract Loans	7,129	7,129	—	—	7,129	—
Cash, Cash Equivalent and Short Term Investments	87,951	87,953	22,457	65,494	—	—
Total	$5,847,152	$5,572,150	$977,751	$4,831,228	$38,173	$—

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type Contracts	$1,859,466	$1,859,466	$—	$—	$1,859,466	$—
Separate Account	1,760,489	1,760,489	—	—	1,760,489	—
Total	$3,619,955	$3,619,955	$—	$—	$3,619,955	$—

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2011 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$3,381,226	$3,182,147	$—	$3,315,901	$65,325	$—
Common Stock	163	163	163	—	—	—
Preferred Stock	8,513	7,343	8,513	—	—	—
Mortgage Loans	14,181	13,726	—	—	14,181	—
Separate Accounts	867,988	867,988	777,056	90,932	—	—
Contract Loans	4,227	4,227	—	—	4,227	—
Cash, Cash Equivalent and Short Term Investments	106,502	106,502	18,523	87,979	—	—
Total	$4,382,800	$4,182,096	$804,255	$3,494,812	$83,733	$—

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type Contracts	$1,515,775	$1,515,775	$—	$—	$1,515,775	$—
Separate Account	841,741	841,741	—	—	841,741	—
Total	$2,357,516	$2,357,516	$—	$—	$2,357,516	$—

B-70	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2012 and 2011. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AND REPORTED AT FAIR VALUE

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1: Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2: Other than quoted prices within Level 1 inputs that are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,
•	Quoted prices for identical or similar assets or liabilities in markets that are not active,
•	Inputs other than quoted prices that are observable for the asset or liability,
•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

(1) Financial assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31 (in thousands):

	2012
Description	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$271	$—	$—	$271
Separate accounts assets, net	951,704	91,397	—	1,043,101
Total assets at fair value	$951,975	$91,397	$—	$1,043,372

Total liabilities at fair value	$—	$—	$—	$—

	2011
Description	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$163	$—	$—	$163
Separate accounts assets, net	777,056	90,932	—	867,988
Total assets at fair value	$777,219	$90,932	$—	$868,151

Total liabilities at fair value	$—	$—	$—	$—

For assets and liabilities held at December 31, 2012 and 2011, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy. The Company’s policy is to recognize transfers between levels at the actual date of the event or change in circumstances that caused the transfer.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stocks and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange traded equities.

Level 2 financial instruments

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Level 3 financial instruments

There are no securities measured and reported at fair value in Level 3 as of December 31, 2012 and 2011.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using tools such as matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

(2) Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2012 and 2011, there were no assets or liabilities measured and reported at fair value using Level 3 inputs.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2011 (in thousands):

	Beginning Balance at 01/01/2011	Transfers into Level 3	Transfers out of Level 3		Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2011
Bonds	$4,458	$—	$(4,308	)a	$(3)	$(147)	$—	$—	$—	$—	$—
Total	$4,458	$—	$(4,308)		$(3)	$(147)	$—	$—	$—	$—	$—

(a)	The Company transferred bonds out of Level 3 that are not measured and reported at fair value as of December 31, 2011.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 9—eurozone exposure

The Company’s investment portfolio includes direct investment exposure to the Eurozone region. The Eurozone region consists of 17 member countries from within the European Union that have adopted the euro as their common currency and sole legal tender. The Eurozone countries are Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. The Company has direct investment exposure to a group of peripheral countries within the Eurozone which had recently faced economic and fiscal strains, and includes Greece, Italy, Ireland, Portugal and Spain (collectively “GIIPS”). Specific country exposure is determined based on the issuer’s country of incorporation.

The Company does not have any direct sovereign debt exposure to the GIIPS countries, attributable to the general account, as of December 31, 2012 and 2011.

The following table sets forth the composition of the Company’s direct non-sovereign exposure to the GIIPS countries, by country of incorporation, attributable to the Company’s general account, as of December 31, (in thousands):

	2012		2011
	Non-Sovereign Exposure		Non-Sovereign Exposure
	Statement Value	Fair Value	Statement Value	Fair Value
Ireland
Bonds	$4,248	$4,365	$4,246	$4,243
Total	$4,248	$4,365	$4,246	$4,243
Spain
Bonds	$24,250	$25,346	$24,250	$23,605
Total	$24,250	$25,346	$24,250	$23,605
Grand Total	$28,498	$29,711	$28,496	$27,848

The Company has no direct non-sovereign exposure to Greece, Portugal, and Italy as of December 31, 2012 and 2011. The Company has no direct non-sovereign exposure to financial institutions within the GIIPS countries as of December 31, 2012 and 2011.

The Company has no gross unfunded commitments for investments in the GIIPS countries as of December 31, 2012 and 2011.

100% of the GIIPS countries’ investments shown in the table above are rated investment grade (NAIC 1 and 2). The Company’s investments in the GIIPS countries are subjected to the Company’s OTTI evaluation process.

The Company is not liable for any credit default protection underwritten for sovereign debt issued by the GIIPS countries as of December 31, 2012 and 2011.

B-72	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. As of December 31, 2012, the Company did not hold any derivative instruments and no collateral was held or posted.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. As of December 31, 2012, there were no unrealized gains or losses on foreign currency swap contracts. There were no realized gains or (losses) from foreign currency swap contracts for the years ended December 31, 2012 and 2011.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as economic cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of rate changes. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as economic fair value hedges in connection with certain interest sensitive products, and are carried at fair value as hedge accounting is not applied. For the year ended December 31, 2012 and 2011, there were no realized gains or losses from interest rate swap contracts.

Credit Default Swaps: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events in selective investments in the Company’s portfolio. This type of derivative is traded over-the-counter, and the Company is exposed to market, credit, and counterparty risk. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. For the year ended December 31, 2012 and 2011, there were no realized gains or losses from credit default swaps contracts.

Note 11—separate accounts

SEPARATE ACCOUNT ACTIVITY

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2012, the Company reported separate account assets and liabilities for the following products: Variable Life; Variable Annuities, Modified Guaranteed Annuity and Group Annuity GIC.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate accounts classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life MVA—1	Modified Guaranteed Annuity	Section 4240 of the New York Insurance Law
TC Life SVSA—1	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA—2	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life VA—1	Variable Annuity	Section 4240 of the New York Insurance Law
TC Life VLI—1	Variable Life	Section 4240 of the New York Insurance Law
TC Life VLI—2	Variable Life/Group Life	Section 4240 of the New York Insurance Law

In accordance with the products recorded within the separate account, some assets are considered legally insulated where others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $1,698,417 thousand and $777,056 thousand, respectively. The assets legally insulated from the general account are attributed to the following products (in thousands):

	December 31, 2012		December 31, 2011
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TC Life Separate Account VLI—1	$59,367	$—	$45,996	$—
TC Life Separate Account VLI—2	6,277	—	—	—
TC Life Separate Account VA—1	886,060	—	731,060	—
TC Life MVA—1	—	91,397	—	90,932
TC Life SVSA—1	746,713	—	—	—
Total	$1,698,417	$91,397	$777,056	$90,932

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $3,801 thousand. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

As of December 31, 2012, the general account of the Company had paid $203 thousand towards separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as following (in thousands):

2011	$197
2010	$111
2009	$341
2008	$460

The Company does not engage in securities lending transactions within the separate account.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized on May 23, 2001, and established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 was established on July 23, 2008, as a non-unitized Separate Account that will support flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-1 (“SVSA-1”) was established on May 14, 2012 as a non-unitized guaranteed separate account that supports book value separate account contracts issued to certain externally managed stable value funds. Participant withdrawals are subject to restrictions and would typically be funded through a cash buffer account managed outside of the contract. Any excess benefit withdrawals would then be paid by the Company from the contract at book value. Plan sponsor withdrawals and certain participant-initiated withdrawals in excess of the cash buffer account are paid at the lesser of book or market value, or at book value if 12 months advance notice is provided. The assets of this account are carried at book value.

The Company’s Stable Value Separate Account-2 (“SVSA-2”) was established on May 21, 2012 as a non-unitized guaranteed separate account that supports book value separate account contracts issued to certain externally managed stable value funds. As of December 31, 2012, no funds have been received. The assets of this account are carried at book value.

The Company’s Separate Account VLI-2 (“VLI-2”) is a unit investment trust and was organized on February 15, 2012 and established under New York Law for the purpose of issuing and funding group and individual variable life insurance policies. The assets of this account are carried at fair value.

Although the Company owns the assets of these separate accounts, the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate accounts’ without regard to the Company’s other income, gains or losses.

Information regarding separate accounts of the Company is as follows (in thousands):

	December 31, 2012
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$726,731	$—	$152,204	$878,935
Reserves at 12/31/2012 for accounts with assets at:
Fair value	$35,999	$24,499	$952,048	$1,012,546
Amortized cost	728,526	—	—	728,526
Total reserves	$764,525	$24,499	$952,048	$1,741,072

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$32,123	$24,214	$—	$56,337
At fair value	728,526	—	952,048	1,680,574
At book value without fair value adjustment and with current surrender charge less than 5%	3,876	285	—	4,161
Total reserves	$764,525	$24,499	$952,048	$1,741,072

B-74	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	December 31, 2011
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$3,979	$—	$118,256	$122,235
Reserves at 12/31/2011 for accounts with assets at:
Fair value	$41,352	$23,235	$777,106	$841,693
Amortized cost	—	—	—	—
Total reserves	$41,352	$23,235	$777,106	$841,693

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$32,839	$23,216	$—	$56,055
At fair value	—	—	777,106	777,106
At book value without fair value adjustment and with current surrender charge less than 5%	8,513	19	—	8,532
Total reserves	$41,352	$23,235	$777,106	$841,693

	December 31, 2010
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$12,740	$—	$108,301	$121,041
Reserves at 12/31/2010 for accounts with assets at:
Fair value	$48,364	$22,170	$751,131	$821,665
Amortized cost	—	—	—	—
Total reserves	$48,364	$22,170	$751,131	$821,665

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$31,354	$22,170	$—	$53,524
At fair value	—	—	751,131	751,131
At book value without fair value adjustment and with current surrender charge less than 5%	17,010	—	—	17,010
Total reserves	$48,364	$22,170	$751,131	$821,665

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2012	2011	2010
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$167,500	$133,624	$134,991
Transfers from Separate Accounts	(109,352)	(96,582)	(86,507)
Net transfers to Separate Accounts	58,148	37,042	48,484

Reconciling Adjustments:
Fund transfer exchange gain (loss)	(172)	896	(124)
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$57,976	$37,938	$48,360

Note 12—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an

Investment Management Agreement. Reimbursements of $72,085 thousand, $53,231 thousand and $42,192 thousand were made to TIAA for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA.

The Company maintains a $100.0 million unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 16, 2013. As of December 31, 2012, $30.0 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 10.0 basis points on the unused committed amount. During the period ending December 31, 2012, 46 draw-downs totaling $150.5 million were made under this line

Single Premium Immediate Annuities ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

of credit arrangement, with $32 million interest paid on these draw-downs, of which none were outstanding as of December 31, 2012.

The Company subcontracts administrative services for VA-1, VLI-1, VLI-2, MVA–1, SVSA-1 and SVSA-2 to TIAA pursuant to a Service Agreement. TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for VA-1, VLI-1, VLI-2 and the Company’s Investment Horizon Annuity (“IHA” or “MVA-1”). Teachers Advisors, Inc. (“Advisors”), a subsidiary of TIAA-CREF Asset Management, Inc., which is a wholly owned subsidiary of TIAA, provides investment advisory services and other administrative services for the TIAA-CREF Life Funds, the underlying investment vehicle for TIAA-CREF Life VA-1, VLI-1 and VLI-2 in accordance with an Investment Management Agreement between the TIAA-CREF Life Funds and Advisors. Teachers Personal Investors Services, LLC (“TPIS”), a subsidiary of TIAA, is authorized to distribute contracts for SVSA-1 and SVSA-2.

Effective May 1, 2012, the Company reimbursed TPIS and Services, on an at cost basis, for distribution services for variable life and after tax annuities. Prior to May 1, 2012, the distribution services were paid for under a fee arrangement. Expenses associated with the distribution services agreement were $7,062 thousand, $705 thousand and $921 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA-CREF Asset Management, Inc., is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI. Payments associated with this service agreement were $6,544 thousand, $4,621 thousand and $4,985 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

Note 13—federal income taxes

SSAP No. 101 became effective January 1, 2012 and included revised disclosure requirements. Calendar year 2011 data has been revised to follow the SSAP 101 disclosure requirements to allow for better comparison. In revising the calendar year 2011 information no amounts have been recalculated or changed. The Company has met the necessary RBC levels to admit the greatest amount of deferred tax assets available under SSAP 101, Income Taxes—A Replacement of SSAP No. 10R and SSAP No. 10. The admissibility is consistent with the Company’s prior year election under SSAP No. 10R and has resulted in no material adoption impact. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized.

B-76	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”) at December 31 are as follows (in thousands):

	2012			2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$18,299	$9,521	$27,820	$14,502	$19,185	$33,687	$3,797	$(9,664)	$(5,867)
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a – b)	$18,299	$9,521	$27,820	$14,502	$19,185	$33,687	$3,797	$(9,664)	$(5,867)
d) Deferred Tax Assets Non-admitted	7,321	9,077	16,398	5,455	18,779	24,234	1,866	(9,702)	(7,836)
e) Subtotal Net Admitted Deferred Tax Asset (c – d)	10,978	444	11,422	9,047	406	9,453	1,931	38	1,969
f) Deferred Tax Liabilities	5,055	95	5,150	3,955	57	4,012	1,100	38	1,138
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e – f)	$5,923	$349	$6,272	$5,092	$349	$5,441	$831	$—	$831

	2012			2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$5,923	$349	$6,272	$5,092	$—	$5,092	$831	$349	$1,180
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b) 2 below)	$—	$—	$—	$—	$349	$349	$—	$(349)	$(349)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	$—	$—	$—	$—	$—	$—	$—	$—	$—
2. Adjusted Gross DTA Allowed per Limitation Threshold.	$—	$—	$—	$—	$—	$—	$—	$—	$—
c) Adjusted Gross DTA (Excluding the Amount of DTA From (a) and (b) above) Offset by Gross DTL.	$5,055	$95	$5,150	$3,955	$57	$4,012	$1,100	$38	$1,138
d) DTA Admitted as the result of application of SSAP No. 101. Total (a)+(b)+(c)	$10,978	$444	$11,422	$9,047	$406	$9,453	$1,931	$38	$1,969

	2012	2011
Ratio Percentage Used to Determine Recovery Period and Threshold limitation Amount	1571%	N/A

	12/31/2012			12/31/2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital		(9) (Col 7+8) Total
Impact of Tax Planning Strategies:
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	$—	$—	$—	$—	$—	$—	$—	$—		$—
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	$—	$—	$—	$—	$—	$—	$—	$—		$—
(c) Does the Company’s tax-planning strategies include the use of reinsurance?								Yes	☐	No	☒

The Company does not have any deferred tax liabilities that are not recognized.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

Current income taxes (benefit) incurred for the years ended December 31, consist of the following major components (in thousands):

	2012	2011	Change
Current Income Tax:
Federal	$1,243	$10,545	$(9,302)
Foreign	—	—	—
Total income taxes from gain of operations	$1,243	$10,545	$(9,302)
Federal income taxes benefit on capital losses	(2,953)	(15,460)	12,507
Federal and foreign income taxes (benefit) incurred	$(1,710)	$(4,915)	$3,205

The changes in the main components of deferred income tax amounts at December 31 are as follows (in thousands):

	2012	2011	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$4,976	$4,610	$366
Deferred acquisition costs	12,595	9,632	2,963
Other (including items < 5% of total ordinary tax assets	312	260	52
Unauthorized reinsurance	416	—	416
Subtotal	$18,299	$14,502	$3,797
Statutory valuation allowance adjustment	—	—	—
Non-admitted	7,321	5,455	1,866
Admitted ordinary deferred tax assets	$10,978	$9,047	$1,931

Capital
Investments	$9,521	$19,185	$(9,664)
Net capital loss carry-forward	—	—	—
Subtotal	$9,521	$19,185	$(9,664)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	9,077	18,779	(9,702)
Admitted capital deferred tax assets	$444	$406	$38
Admitted deferred tax assets	$11,422	$9,453	$1,969

Deferred Tax Liabilities:
Ordinary
Investments	$5,055	$3,955	$1,100
Capital	95	57	38
Deferred tax liabilities	$5,150	$4,012	$1,138

Net Deferred Tax Assets / Liabilities:
Assets/Liabilities	$6,272	$5,441	$831

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) for the years ended December 31, (in thousands):

	2012	2011	Change
Total deferred tax assets	$27,820	$33,687	$(5,867)
Total deferred tax liabilities	(5,150)	(4,012)	(1,138)
Net deferred tax assets/liabilities	$22,670	$29,675	$(7,005)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets/liabilities after SVA	$22,670	$29,675	$(7,005)

Tax effect of unrealized gains/(losses)			45
Statutory valuation allowance adjustment allocated to unrealized			—
Other intra-period allocation of deferred tax movement			—
Change in net deferred income tax (charge)/benefit			$(6,960)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2012 are as follows (in thousands):

Description	Amount	Effective Tax Rate
Provision computed at statutory rate	$6,717	35.00%
Tax exempt income deduction	—	—%
Dividends received deduction	(368)	(1.92)%
Tax differentials on foreign earnings	—	—%
Change in Statutory valuation allowance adjustment	—	—%
Amortization of interest maintenance reserve	(788)	(4.11)%
Prior year true-up	19	0.10%
Other	86	0.45%
Total	$5,666	29.52%

Federal and foreign income tax incurred	$(1,710)	(8.91)%
Unauthorized reinsurance	416	2.17%
Change in net deferred income tax charge (benefit)	7,005	36.50%
Tax effect on unrealized gain	(45)	(0.24)%
Total statutory income taxes	$5,666	29.52%

At December 31, 2012, the Company had no net operating loss carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA pursuant to the Tax Sharing Agreement, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total
2010	$9,072	$—	$9,072
2011	10,379	—	10,379
2012	1,240	—	1,240
Total	$20,691	$—	$20,691

There were no deposits reported as admitted assets under IRC Section 6603.

B-78	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Asset Management, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) Savannah Teachers Properties, Inc.

8) TCT Holdings, Inc.

9) Teachers Advisors, Inc.

10) Teachers Personal Investors Service, Inc.

11) T-Investment Properties Corp.

12) T-Land Corp. Company Inc.

13) WRC Properties, Inc.

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA-CREF Trust Company, FSB

16) 730 Texas Forest Holdings, Inc.

17) TIAA Global Markets, Inc.

18) T-C Sports Co., Inc.

19) TIAA Board of Overseers

20) TIAA Realty, Inc.

21) TIAA Park Evanston, Inc.

22) Oleum Holding Company, Inc.

23) Covariance Capital Management, Inc.

24) Westchester Group Investment Management, Inc.

25) Westchester Group Investment Management Holding

26) GreenWood Resources, Inc.

The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The Company has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R. Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101, for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The IRS examination for tax years 2007, 2008, and 2009 federal income tax returns is scheduled to begin in 2013.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $2,022 thousand, $1,334 thousand and $1,357 thousand for the years ended December 31, 2012, 2011 and 2010, respectively and for other postretirement benefit plans was $463 thousand, $270 thousand and $217 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees (payout annuities), the reserves are calculated as the present value of guaranteed benefits using the valuation interest and mortality table. Variable annuity reserves are calculated using AG43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows ($ in thousands):

	2012
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$56,337	$—	$56,337	1.2%
At book value less current surrender charge of 5% or more	562	—	—	562	0.0%
At fair value	—	728,526	886,396	1,614,922	33.4%
Total with adjustment or at fair value	$562	$784,863	$886,396	$1,671,821	34.5%
At book value without adjustment (minimal or no charge or adjustment)	3,076,125	4,161	—	3,080,286	63.6%
Not subject to discretionary withdrawal	89,688	—	—	89,688	1.9%
Total (gross)	$3,166,375	$789,024	$886,396	$4,841,795	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$3,166,375	$789,024	$886,396	$4,841,795

Single Premium Immediate Annuities ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

	2011
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$56,055	$—	$56,055	1.6%
At book value less current surrender charge of 5% or more	1,152	—	—	1,152	0.0%
At fair value	—	—	731,099	731,099	20.4%
Total with adjustment or at fair value	$1,152	$56,055	$731,099	$788,306	22.0%
At book value without adjustment (minimal or no charge or adjustment)	2,710,346	8,532	—	2,718,878	75.8%
Not subject to discretionary withdrawal	81,840	—	—	81,840	2.2%
Total (gross)	$2,793,338	$64,587	$731,099	$3,589,024	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$2,793,338	$64,587	$731,099	$3,589,024

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2012	2011
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$1,305,083	$1,276,145
Supplementary contracts with life contingencies	1,826	1,418
Deposit-type contracts	1,859,466	1,515,775
Subtotal	$3,166,375	$2,793,338

Separate Accounts:
Annuities	942,318	791,726
Supplementary contracts with life contingencies	186	140
Deposit-type contracts	732,916	3,820
Subtotal	$1,675,420	$795,686
Total	$4,841,795	$3,589,024

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4.0%. Based on the asset adequacy analysis, the Company continues to maintain an additional $10 million of life insurance reserves which was originally recorded in 2009. On this basis, it was determined that the Company’s reserves were sufficient to meet its obligations.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2012 or December 31, 2011. The

Company had $25.6 billion and $24.3 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2012 and 2011, respectively. Premium deficiency reserves related to the above insurance totaled $11,242 thousand and $6,367 thousand at December 31, 2012 and 2011, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 16—reinsurance

In 2004, TIAA and the Company entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and the Company, an indemnity reinsurance agreement where TIAA and the Company ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has been offering the Company policyholders the option of transferring the liability for policies from TIAA and the Company to MetLife. At December 31, 2012 and 2011, there were still premiums in force of $6,242 thousand and $6,172 thousand, respectively.

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of

B-80	Statement of Additional Information ■ Single Premium Immediate Annuities

concluded

the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2012	2011	2010
Reinsurance ceded:
Insurance and annuity premiums	$56,650	$41,247	$39,273
Policy and contract benefits	$14,005	$15,014	$12,671
Increase in policy and contract reserves	$40,128	$40,654	$28,497
Reduction in reserves for life and health insurance	$397,767	$357,638	$316,984

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2012	2011
Net unrealized capital losses	$129	$2,723
Asset valuation reserve	$(3,570)	$(2,789)
Net deferred federal income tax	$(7,005)	$(14,040)
Change in non-admitted assets	$6,061	$12,487
Change in liability for reinsurance of unauthorized companies	$(1,190)	$—
Change in surplus of separate accounts	$1,978	$(82)

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Death Claim Notification and Unclaimed Property Practices.

Throughout the U.S. insurance industry, there are multiple state actions addressing insurer practices regarding death claim notification and escheatment of unclaimed property. Currently, regarding these issues as they pertain to life insurance, annuities and retained asset accounts, the Company is: (1) responding to subpoenas from the New York Attorney General; (2) subject to a multi-state market conduct exam by at least 23 state insurance departments, with the Illinois Department of Insurance as the lead examiner; and (3) subject to a multi-state unclaimed property audit by at least 23 state treasurers, with Verus Financial, LLC as the appointed auditor. These actions are expected to last through most of 2013.

Note 19—subsequent event

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 9, 2013, the date the financial statements were available to be issued. No such items were identified by the Company.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-81

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-83	Report of Management Responsibility
B-84	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-85	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-86	Statements of Operations
B-87	Statements of Changes in Capital and Contingency Reserves
B-88	Statements of Cash Flows
B-89	Notes to Financial Statements

B-82	Statement of Additional Information ■ Single Premium Immediate Annuities

REPORT OF MANAGEMENT RESPONSIBILITY

April 8, 2013

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2012, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2012, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2012, 2011 and 2010. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respect on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and
Chief Financial Officer

Single Premium Immediate Annuities ■ Statement of Additional Information	B-83

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory statements of admitted assets, liabilities, and capital and contingency reserves as of December 31, 2012 and 2011 and the related statutory statements of operations, changes in capital and contingency reserves and cash flows for each of the three years in the period ended December 31, 2012. We also have audited the Company’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management is responsible for the preparation and fair presentation of these financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for maintaining effective internal control over financial reporting, and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management’s Responsibility. Our responsibility is to express an opinion on these financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows thereof for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 on the basis of accounting described in Note 2. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

New York, New York

April 8, 2013

B-84	Statement of Additional Information ■ Single Premium Immediate Annuities

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2012	2011

ADMITTED ASSETS
Bonds	$173,954	$167,931
Preferred stocks	38	82
Common stocks	3,495	3,582
Mortgage loans	12,956	13,133
Real estate	1,623	1,595
Cash, cash equivalents and short-term investments	1,681	597
Contract loans	1,358	1,301
Derivatives	96	185
Other long-term investments	17,973	16,197
Investment income due and accrued	1,772	1,805
Federal income taxes	—	5
Net deferred federal income tax asset	3,235	3,070
Other assets	437	430
Separate account assets	18,420	16,019
Total admitted assets	$237,038	$225,932

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$180,020	$175,395
Dividends due to policyholders	1,854	1,731
Interest maintenance reserve	1,687	1,229
Federal income taxes	3	—
Borrowed money	52	809
Asset valuation reserve	3,424	2,825
Derivatives	346	326
Other liabilities	2,276	1,662
Separate account liabilities	18,067	14,824
Total liabilities	207,729	198,801

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	27,306	23,650
Deferred income taxes	—	1,478
Total capital and contingency reserves	29,309	27,131
Total liabilities, capital and contingency reserves	$237,038	$225,932

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-85

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2012	2011	2010

REVENUES
Insurance and annuity premiums and other considerations	$12,085	$12,703	$12,938
Annuity dividend additions	1,312	1,325	1,048
Net investment income	11,042	10,910	10,534
Other revenue	231	182	143
Total revenues	$24,670	$25,120	$24,663

BENEFITS AND EXPENSES
Policy and contract benefits	$11,733	$11,341	$10,922
Dividends to policyholders	3,128	3,082	2,733
Increase in policy and contract reserves	4,604	5,460	5,062
Net operating expenses	922	859	798
Net transfers to separate accounts	1,518	1,661	2,130
Other benefits and expenses	318	53	235
Total benefits and expenses	$22,223	$22,456	$21,880

Income before federal income taxes and net realized capital gains (losses)	$2,447	$2,664	$2,783
Federal income tax (benefit)	(11)	(139)	(28)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(416)	(444)	(1,430)
Net income	$2,042	$2,359	$1,381

B-86	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
Balance, December 31, 2009	$3	$22,841	$22,844
Net Income		1,381	1,381
Net unrealized capital gains on investments		1,361	1,361
Change in asset valuation reserve		(1,417)	(1,417)
Change in surplus of separate accounts		121	121
Change in net deferred income tax		(1,507)	(1,507)
Prior year surplus adjustment		(45)	(45)
Change in non-admitted assets:
Deferred federal income tax asset		2,320	2,320
Other assets		98	98
Balance, December 31, 2010	$3	$25,153	$25,156

Net Income		2,359	2,359
Net unrealized capital gains on investments		390	390
Change in asset valuation reserve		(802)	(802)
Change in accounting principle		(23)	(23)
Change in surplus of separate accounts		134	134
Change in net deferred income tax		(1,129)	(1,129)
Change in non-admitted assets:
Deferred federal income tax asset		953	953
Other assets		93	93
Balance, December 31, 2011	$3	$27,128	$27,131

Net Income		2,042	2,042
Net unrealized capital gains on investments		490	490
Change in asset valuation reserve		(599)	(599)
Change in surplus of separate accounts		64	64
Change in net deferred income tax		(1,119)	(1,119)
Prior year surplus adjustment		(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset		1,285	1,285
Other assets		20	20
Balance, December 31, 2012	$3	$29,306	$29,309

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-87

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2012	2011	2010

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,084	$12,705	$12,941
Net investment income	10,590	10,948	10,361
Miscellaneous income	199	180	142
Total Receipts	22,873	23,833	23,444
Policy and contract benefits	11,722	11,321	10,574
Operating expenses	1,127	853	972
Dividends paid to policyholders	1,693	1,709	1,720
Federal income tax expense (benefit)	(16)	(141)	106
Net transfers to separate accounts	597	1,666	2,149
Total Disbursements	15,123	15,408	15,521
Net cash from operations	7,750	8,425	7,923

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	26,689	19,042	29,718
Stocks	843	669	772
Mortgage loans and real estate	2,954	2,162	4,432
Other invested assets	2,184	2,197	2,252
Miscellaneous proceeds	13	66	130
Cost of investments acquired:
Bonds	31,963	24,768	40,026
Stocks	559	486	863
Mortgage loans and real estate	2,784	1,922	373
Other invested assets	3,472	5,320	3,204
Miscellaneous applications	270	448	167
Net cash from investments	(6,365)	(8,808)	(7,329)

CASH FROM FINANCING AND OTHER
Borrowed money	(757)	(151)	21
Net deposits on deposit-type contracts funds	53	32	51
Other cash provided (applied)	403	(266)	171
Net cash from financing and other	(301)	(385)	243
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	1,084	(768)	837
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	597	1,365	528

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,681	$597	$1,365

B-88	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA  ■   DECEMBER 31, 2012

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates (in millions).

	For the Years Ended December 31,
	2012	2011	2010
Net Income, New York SAP	$2,042	$2,359	$1,381
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	2	1	2
Deferred and Payout Annuities issued after 2000	63	171	186
Net Income, NAIC SAP	$2,107	$2,531	$1,569

Capital and Contingency Reserves, New York SAP	$29,309	$27,131	$25,156
New York SAP Prescribed Practices:
Intangible Asset Limitation	—	—	12
Additional Reserves for:
Term Conversions	18	16	15
Deferred and Payout Annuities issued after 2000	3,917	3,854	3,683
Capital and Contingency Reserves, NAIC SAP	$33,244	$31,001	$28,866

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations under GAAP rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC

Single Premium Immediate Annuities ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	The calculation for the defined benefit and post-retirement benefit obligations include both vested and non-vested employees. Prior to January 1, 2013, non-vested employees are not considered under NAIC SAP;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met under GAAP. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2012 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an other-than-temporary impairment (“OTTI”) has occurred because the Company does not expect to recover the entire amortized cost basis of the security, with the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

B-90	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances in-

dicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying U.S. GAAP, International Financial Reporting Standard or U.S. Tax basis equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company include foreign currency, interest rate and credit default swaps and foreign currency forwards.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally certain investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets). Investment related non-admitted assets totaled $267 million and $441 million at December 31, 2012 and 2011, respectively. The non-admitted portion of the DFIT asset was $8,964 million and $10,249 million at December 31, 2012 and 2011, respectively. Other non-admitted assets were $625 million and $470 million at December 31, 2012 and 2011, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years and the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $1,008 million and $782 million at December 31, 2012 and 2011, respectively. Related depreciation expenses allocated to TIAA were $51 million, $34 million and $45 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $444 million and $443 million at December 31, 2012, and 2011, respectively. Related depreciation expenses allocated to TIAA were $18 million, $25 million and $25 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting

B-92	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5, or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Other liabilities.”

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

APPLICATION OF NEW ACCOUNTING PRONOUNCEMENTS:

SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14, effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). If the fair value of plan assets exceeds the projected benefit obligation, the asset shall be considered a non-admitted asset. Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company has determined that SSAP No. 92 will not have a material impact.

SSAP No. 101—Income Taxes, a Replacement of SSAP No. 10—Income Taxes and SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10 is effective January 1, 2012. For purposes of accounting for federal and foreign income taxes, reporting entities shall adopt FASB Statement No. 109, Accounting for Income Taxes (“FAS 109”) with modifications for state

Single Premium Immediate Annuities ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. The Company has determined that SSAP No. 101 did not have a material impact on the current and deferred taxes presented under SSAP No. 10R.

SSAP No. 102—Accounting for Pensions, A Replacement of SSAP No. 89, effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers pension benefits to its employees. Any unfunded defined benefit pension amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). If the fair value of plan assets exceeds the projected benefit obligation, the asset shall be considered a non-admitted asset. Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company has determined that SSAP No. 102 will not have a material impact.

SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities effective for years beginning on and after January 1, 2013 and shall be applied prospectively. This statement must be applied as of the beginning of the reporting entity’s first annual reporting period after the effective date, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. This statement must be applied to transfers occurring on or after the effective date. On and after the effective date, the concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The disclosure provisions of this statement shall be applied to transfers that occurred both before and after the effective date of this statement. The Company does not expect that SSAP No. 103 will have a significant impact.

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2012
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,456	$5,966	$(55)	$47,367
All Other Governments	3,677	802	(3)	4,476
States, Territories and Possessions	491	76	—	567
Political Subdivisions of States, Territories, and Possessions	345	30	—	375
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,256	2,398	(16)	22,638
Credit Tenant Loans	5,025	431	(23)	5,433
Industrial and Miscellaneous	99,209	10,556	(1,060)	108,705
Hybrids	1,334	90	(28)	1,396
Parent, Subsidiaries and Affiliates	2,161	75	(2)	2,234
Total Bonds	173,954	20,424	(1,187)	193,191
Preferred Stocks	38	13	—	51
Total Bonds and Preferred Stocks	$173,992	$20,437	$(1,187)	$193,242

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continued

	2011
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,576	$5,998	$(1)	$47,573
All Other Governments	3,119	612	(6)	3,725
States, Territories and Possessions	472	48	(7)	513
Political Subdivisions of States, Territories, and Possessions	300	23	—	323
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,171	2,575	(23)	22,723
Credit Tenant Loans	4,351	773	(3)	5,121
Industrial and Miscellaneous	94,212	8,879	(2,678)	100,413
Hybrids	2,039	77	(196)	1,920
Parent, Subsidiaries and Affiliates	1,691	95	(13)	1,773
Total Bonds	167,931	19,080	(2,927)	184,084
Preferred Stocks	82	17	(19)	80
Total Bonds and Preferred Stocks	$168,013	$19,097	$(2,946)	$184,164

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2012 and 2011, were not deemed to be other-than-temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2012
Loan-backed and structured bonds	$1,719	$(47)	$1,672	$7,887	$(1,131)	$6,756
All other bonds	5,988	(154)	5,834	608	(46)	562
Total bonds	$7,707	$(201)	$7,506	$8,495	$(1,177)	$7,318
Unaffiliated common stocks	138	(22)	116	—	—	—
Preferred stocks	10	(2)	8	—	—	—
Total bonds and stocks	$7,855	$(225)	$7,630	$8,495	$(1,177)	$7,318

Single Premium Immediate Annuities ■ Statement of Additional Information	B-95

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2011
Loan-backed and structured bonds	$4,829	$(239)	$4,590	$13,126	$(2,641)	$10,485
All other bonds	4,178	(158)	4,020	1,916	(204)	1,712
Total bonds	$9,007	$(397)	$8,610	$15,042	$(2,845)	$12,197
Unaffiliated common stocks	55	(7)	48	42	(12)	30
Preferred stocks	7	—	7	25	(19)	6
Total bonds and stocks	$9,069	$(404)	$8,665	$15,109	$(2,876)	$12,233

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S., Canada and other government (25%), asset-backed securities (12%) and manufacturing (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (73%) and residential mortgage-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (32%), commercial mortgage-backed securities (19%) and finance (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (62%) and residential mortgage-backed securities (26%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by credit spreads. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions):

	December 31, 2012			December 31, 2011
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$3,923	2.3%	$4,019	$2,992	1.8%	$3,051
Due after one year through five years	20,380	11.6	22,183	21,249	12.7	22,855
Due after five years through ten years	34,773	20.0	38,505	31,277	18.6	34,383
Due after ten years	38,912	22.4	46,050	34,564	20.5	41,324
Subtotal	97,988	56.3	110,757	90,082	53.6	101,613
Residential mortgage-backed securities	51,170	29.5	56,525	52,101	31.0	56,412
Commercial mortgage-backed securities	9,467	5.4	9,328	11,522	6.9	10,513
Asset-backed securities	15,329	8.8	16,581	14,226	8.5	15,546
Subtotal	75,966	43.7	82,434	77,849	46.4	82,471
Total	$173,954	100.0%	$193,191	$167,931	100.0%	$184,084

B-96	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

For the year ended December 31, 2012, the preceding table includes sub-prime mortgage investments totaling $3,126 million under residential mortgage-backed securities. $2,511 million or 80% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2011, the preceding table includes sub-prime mortgage investments totaling $3,171 million under residential mortgage-backed securities. $2,594 million or 82% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2012	2011
Residential mortgage-backed securities	29.4%	31.0%
U.S. and other governments	12.2	12.9
Manufacturing	9.8	8.7
Asset-backed securities	8.8	8.5
Public utilities	7.7	7.3
Commercial mortgage-backed securities	5.5	6.9
Finance and financial services	5.5	5.5
Oil and gas	5.1	4.9
Services	3.5	3.1
Communications	3.2	3.0
Revenue and special obligations	2.5	2.2
Retail and wholesale trade	1.8	1.8
Mining .	1.4	1.3
Transportation	1.3	1.1
Real estate investment trusts	0.9	0.8
Other	1.4	1.0
Total	100.0%	100.0%

At December 31, 2012 and 2011, 92.5% and 91.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities (NAIC 1 and 2).

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) at December 31, (in millions):

	2012		2011
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$48,144	$53,539	$48,773	$53,472
2	1,640	1,667	1,376	1,245
3	985	974	1,288	1,144
4	175	154	473	378
5	214	176	105	83
6	12	15	86	90
Total	$51,170	$56,525	$52,101	$56,412

With respect to the RMBS in the above table, approximately 97% and 96% were rated investment grade (NAIC 1 and 2) at December 31, 2012 and 2011, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2012		2011
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$7,301	$7,528	$8,455	$8,387
2	246	230	501	388
3	607	481	839	594
4	585	467	936	585
5	564	409	566	325
6	164	213	225	234
Total	$9,467	$9,328	$11,522	$10,513

With respect to the CMBS in the above table, approximately 80% and 78% were rated investment grade (NAIC 1 and 2) and approximately 66% and 69% were issued prior to 2006 (based on carrying value) at December 31, 2012 and 2011, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2012	2011
Due in one year or less	$—	$4
Due after one year through five years	3	13
Due after five years through ten years	—	5
Due after ten years	2	—
Subtotal	5	22
Residential mortgage-backed securities	12	86
Commercial mortgage-backed securities	164	225
Asset-backed securities	53	49
Total	$234	$382

Single Premium Immediate Annuities ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Troubled Debt Restructuring: There were no troubled debt restructurings during 2012 and 2011.

Exchanges: During 2012 and 2011, the Company also acquired bonds and stocks through exchanges aggregating $3,094 million and $1,619 million, of which approximately $26 million and $15 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following table represents OTTI on securities with the intent to sell or the inability to retain for the years ended December 31, (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized, 2012
a. Intent to sell	$743	$98	$130	$515
b. Inability to retain	—	—	—	—
Total 2012	$743	$98	$130	$515

OTTI recognized, 2011
a. Intent to sell	$429	$21	$57	$351
b. Inability to retain	—	—	—	—
Total 2011	$429	$21	$57	$351

At December 31, 2012, the Company held loan-backed and structured securities with a recognized OTTI where the present value of cash flows expected to be collected is less than the amortized cost. See Note 25 for listing of securities.

Other Disclosures: During 2012 and 2011, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $47 million and $24 million, respectively.

Debt securities on deposit with governmental authorities or trustees, as required by law, were $7 million at December 31, 2012 and 2011.

At December 31, 2012 and 2011, the carrying amount of restricted unaffiliated common stock was $516 million and $441 million, respectively. At December 31, 2012 and 2011, the carrying amount of restricted preferred stock was $4 million and $18 million, respectively. The restrictions include share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2012 and 2011, the carrying amount of bonds and stocks denominated in a foreign currency was $3,766 million and $3,158 million, respectively. Bonds denominated in foreign currency that totaled $2,120 million and $1,547 million at December 31, 2012 and 2011, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2012 ranged from 3.80% to 5.71% and from 4.00% to 6.00% for 2011. The coupon rates for mezzanine mortgage loans originated during 2012 ranged from 6.75% to 7.96%. There were no mezzanine mortgage loans originated or acquired during 2011.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 98% and 94% for commercial loans for the years ended December 31, 2012 and 2011, respectively. In 2012, there was one loan issued with a loan to value of 98% with a value of $64 million at December 31, 2012. The loan is a full recourse construction loan with a committed tenant.

At December 31, 2012 and 2011, the carrying value of mezzanine real estate loans was $224 million and $186 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2012 and 2011 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2012	2011	2010
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$29
Related temporary allowances for credit losses	$—	$—	$(2)
Investment in impaired mortgage loans, net of OTTI losses recognized	$206	$248	$251
Related write-downs for OTTI	$—	$—	$(21)
Average investment in impaired mortgage loans	$34	$35	$35
Interest income recognized on impaired mortgage loans during the period	$14	$16	$16
Interest income recognized on a cash basis during the period	$14	$16	$16

	2012	2011	2010
Allowance for credit losses:
Balance at the beginning of the period	$—	$2	$—
Additions charged to surplus	—	—	94
Direct write-downs/charges against the allowance	—	—	(85)
Recoveries of amounts previously added to surplus	—	(2)	(7)
Balance at the end of the period	$—	$—	$2

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continued

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution (in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$4,288	33.1%	$4,399	33.5%
Shopping centers	4,278	33.0	4,211	32.1
Industrial buildings	2,118	16.4	2,313	17.6
Apartments	1,423	11.0	1,351	10.3
Land	265	2.0	265	2.0
Mixed use	264	2.0	268	2.0
Hotel	164	1.3	168	1.3
Other	156	1.2	158	1.2
Total	$12,956	100.0%	$13,133	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,312	25.6%	$3,561	27.1%
South Atlantic	2,908	22.4	3,144	23.9
Middle Atlantic	2,373	18.3	1,988	15.1
South Central	2,199	17.0	1,992	15.2
North Central	1,209	9.3	1,319	10.1
Mountain	361	2.8	410	3.1
New England	230	1.8	280	2.1
Other	364	2.8	439	3.4
Total	$12,956	100.0%	$13,133	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments primarily in Canada.

At December 31, 2012 and 2011, approximately 18.9% and 19.7% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2012 and 2011, approximately 15.3% and 13.5% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2012 and 2011, contractual maturities for mortgage loans were as follows (in millions):

	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$804	6.2%	$1,359	10.3%
Due after one year through five years	6,013	46.4	7,269	55.4
Due after five years through ten years	4,505	34.8	3,593	27.4
Due after ten years	1,634	12.6	912	6.9
Total	$12,956	100.0%	$13,133	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2012 or 2011. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2012 or 2011.

During 2012, the Company reduced interest rates on three outstanding commercial loans. The first loan changed from 5.40% to 4.50% from November 1, 2012 through maturity on November 1, 2015. The other two loans changed from 7.50% to 6.69% from August 3, 2012 through maturity on January 1, 2019. The recorded investment excluding accrued interest of these loans was $363 million at December 31, 2012.

During 2011, the Company reduced interest rates on two outstanding commercial loans. The first loan changed from 6.22% to 5.00% from December 1, 2010 through December 31, 2017 and then to 5.25% until maturity on December 1, 2020. The second loan changed from 6.30% to 5.75% from December 1, 2011 through April 30, 2013. The recorded investment excluding accrued interest of these three loans was $216 million at December 31, 2011.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2012 and 2011.

The Company has no reverse mortgages as of December 31, 2012 or 2011.

Mortgage loans of $13 million at December 31, 2012 and 2011 represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2012 and 2011, the carrying values of mortgage loans denominated in foreign currency were $281 million and $356 million, respectively.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2012 and 2011, TIAA’s directly owned real estate investments of $1,623 million and $1,595 million, respectively, were carried net of third party mortgage encumbrances, which totaled $0 and $109 million, respectively.

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows (in millions):

	Directly Owned Real Estate by Property Type
	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$836	51.5%	$1,056	66.2%
Industrial buildings	501	30.9	355	22.3
Retail	114	7.0	—	—
Mixed-use projects	95	5.9	98	6.1
Apartments	59	3.6	60	3.8
Land under development	18	1.1	24	1.5
Land	—	—	2	0.1
Total	$1,623	100.0%	$1,595	100.0%

	Directly Owned Real Estate by Geographic Region
	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$699	43.1%	$685	42.9%
Pacific	605	37.3	321	20.1
Middle Atlantic	203	12.5	183	11.5
South Central	116	7.1	158	9.9
North Central	—	—	248	15.6
Total	$1,623	100.0%	$1,595	100.0%

At December 31, 2012 and 2011, approximately 19.4% and 3.3% of the real estate portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2012 and 2011, approximately 18.5% and 19.0% of the real estate portfolio, respectively, was invested in Virginia and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

OTTI for directly owned real estate investments for the years ended December 31, 2012, 2011 and 2010 were $17 million, $2 million and $35 million, respectively and these amounts are included in the impairment table in Note 9. The OTTI during 2012 is for directly owned industrial properties in the states of Illinois and Texas and directly owned land in the state of Georgia. $13 million of OTTI during 2012 is a result of the Company’s intent to sell. The impairments were a result of unfavorable market conditions. The OTTI during 2011 is for directly owned land in California. The OTTI during 2010 is for directly owned industrial, office buildings and retail property at various locations throughout the country. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2012 and 2011, $31 million and $0, respectively, of the Company’s real estate investments were classified as held for sale. This held for sale investment was sold during January 2013. For the year ended December 31, 2012 and 2011, the Company recognized a net realized gain on real estate sold of $84 million and $17 million, respectively. The gains are included in net realized capital gains (losses) in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2012, 2011 and 2010, was $53 million, $54 million and $56 million, respectively. The amount of accumulated depreciation at December 31, 2012, 2011 and 2010 was $337 million, $478 million and $431 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2012, 2011 or 2010.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

As of December 31, 2012, the Company does not have any low income housing tax credits.

Note 6—subsidiaries and affiliates

The Company holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI and net investment income of these investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2012	2011	2010
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$1,517	$1,901	$2,073
Reported as other long-term investments	7,387	6,177	4,544
Total net carrying value	$8,904	$8,078	$6,617

OTTI	$9	$5	$7
Net investment income (distributed from investment subsidiaries and affiliates)	$438	$184	$145

The larger investment subsidiaries and affiliates, included in the above table, are TIAA Global Public Investments, LLC, T-C GA RE Holdings, LLC, Ceres Agricultural Properties, LLC, ND Properties, Inc., TIAA Oil & Gas Investments, LLC, Dionysus

B-100	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Properties, LLC, TIAA CPPIB Commercial Mortgage Company REIT, LLC and 485 Properties, LLC.

The carrying value, OTTI and net investment income of these operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2012	2011	2010
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$799	$537	$456
Reported as other long-term investments	1,799	1,578	471
Total net carrying value	$2,598	$2,115	$927

OTTI	$75	$94	$32
Net investment income (distributed from operating subsidiaries and affiliates)	$1	$1	$—

TIAA’s operating subsidiaries and affiliates primarily consist of Covariance Capital Management Series, LLC (“CCMS 1”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TIAA Global Ag Holdco, LLC, TCT Holdings, Inc., Covariance Capital Management Series 2, LLC (“CCMS 2”), Oleum Holding Company, LLC, TIAA Emerging Markets and TIAA-CREF Asset Management, Inc.

During 2011, the Company invested $1 billion with Covariance Capital Management, Inc. (“Covariance”) which is managed as a diversified investment portfolio. Covariance is an indirect wholly-owned subsidiary of the Company that provides customized endowment management services to educational institutions, foundations and other not-for-profits with endowments. As of December 31, 2012, the carrying value of the Company’s investments managed by Covariance in CCMS 1 and CCMS 2 is $935 million and $160 million, respectively.

The 2012 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

TIAA held bonds of affiliates at December 31, 2012 and 2011 for $2,161 million and $1,691 million, respectively. Ninety-eight percent (98%) and eighty four percent (84%) of these affiliated bonds were issued by ND Properties, Inc. at December 31, 2012 and 2011, respectively.

As of December 31, 2012 and 2011, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2012, 2011 and 2010, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2012 and December 31, 2011, the net amount due from subsidiaries and affiliates was $184 million and $94 million, respectively. The net amounts due are generally settled on a daily basis except for TIAA Realty, Inc., ND Properties, Inc., Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), and TIAA-CREF Asset Management, Inc. which are settled quarterly.

The Company discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and TIAA has limited the value of its investment in these noninsurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31 (in millions):

Subsidiary	2012	2011
TIAA Oil & Gas Investments, LLC	$550	$171
Dionysus Properties, LLC	432	227
Mansilla Participacoes LTDA	349	399
Infra Alpha LLC	298	210
TIAA Global Ag Holdco LLC	289	106
TIAA Super Regional Mall Member Sub, LLC	217	235
Occator Agricultural Properties, LLC	211	178
T-C 685 Third Avenue Member, LLC	107	99
TIAA-CREF Asset Management, Inc.	105	59
TIAA Union Place Phase I, LLC	73	20
TIAA Stonepeak Investments I, LLC	70	—
TIAA Infrastructure Investments, LLC	31	39
TIAA-CREF Redwood, LLC	29	39
T-C SMA II, LLC	26	26
TIAA SynGas, LLC	20	25
Almond Processors, LLC	19	—
T-C SMA III, LLC	8	—
TIAA Stonepeak Investments II, LLC	3	—
730 Texas Forest Holdings, Inc.	1	1
TIAA The Reserve II Member, LLC	—	4
TIAA Diamond Investor, LLC	—	1
Total	$2,838	$1,839

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2012	2011
Unaffiliated other invested assets	$8,710	$8,424
Affiliated other invested assets	9,185	7,755
Other long-term assets	78	18
Total other long-term investments	$17,973	$16,197

Single Premium Immediate Annuities ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

As of December 31, 2012, unaffiliated other invested assets of $8,710 million includes $7,611 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,099 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2012, affiliated other invested assets of $9,185 million includes investments in agriculture and timber related holdings of $2,659 million, investments in real estate related holdings of $2,163 million, investments in energy and infrastructure of $971 million and investments in securities related holdings of $3,034 million. The remaining $358 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

As of December 31, 2011, unaffiliated other invested assets of $8,424 million includes $7,298 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,126 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2011, affiliated other invested assets of $7,755 million includes investments in agriculture and timber related holdings of $2,303 million, investments in real estate related holdings of $1,793 million, investments in energy and infrastructure of $471 million and investments in securities related holdings of $2,780 million. The remaining $408 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

For the years ended December 31, 2012, 2011 and 2010, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $129 million, $233 million and $252 million, respectively.

For the years ended December 31, 2012 and 2011, other long-term investments denominated in foreign currency were $1,733 million and $1,741 million, respectively.

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2012, is shown below by asset category (in millions):

	2013	2014	In later years	Total Commitments
Bonds	$687	$145	$—	$832
Stocks	37	30	38	105
Mortgage loans	440	36	—	476
Other long-term investments	1,439	1,204	1,615	4,258
Total	$2,603	$1,415	$1,653	$5,671

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$9,391	$9,462	$9,343
Stocks	82	27	96
Mortgage loans	796	810	1,011
Real estate	244	234	244
Derivatives	23	10	22
Other long-term investments	960	775	300
Cash, cash equivalents and short-term investments	3	3	8
Total gross investment income	11,499	11,321	11,024
Less investment expenses	(574)	(551)	(566)
Net investment income before amortization of IMR	10,925	10,770	10,458
Plus amortization of IMR	117	140	76
Net investment income	$11,042	$10,910	$10,534

The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2012, 2011 and 2010.

Future minimum rental income expected to be received over the next five years under existing real estate leases in effect as of December 31, 2012 (in millions):

	2013	2014	2015	2016	2017	Total
Future rental income	$113	$94	$85	$73	$59	$424

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$163	$422	$(418)
Stocks	89	40	57
Mortgage loans	13	28	(240)
Real estate	68	15	(4)
Derivatives	(61)	(236)	29
Other long-term investments	(122)	(200)	(227)
Cash, cash equivalents and short-term investments	9	(16)	(3)
Total before capital gains taxes and transfers to IMR	159	53	(806)
Transfers to IMR	(575)	(497)	(624)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(416)	$(444)	$(1,430)

B-102	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2012	2011	2010
Other-than-temporary impairments:
Bonds	$643	$509	$1,764
Stocks	52	8	5
Mortgage loans	13	3	326
Real estate	17	2	35
Derivatives	8	—	—
Other long-term investments	129	233	252
Total	$862	$755	$2,382

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2012, 2011 and 2010 were $11,211 million, $8,011 million and $19,587 million, respectively. Gross gains of $917 million, $973 million and $1,416 million and gross losses, excluding impairments considered to be other-than-temporary of $155 million, $42 million and $71 million were realized during 2012, 2011 and 2010, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no NAIC 3—6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2012 and 2010.

The details by NAIC designation 3 or below securities sold during the year ended December 31, 2011 and reacquired within 30 days of the sale date are (in million):

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
NAIC 3	5	$5	$5	$—
NAIC 4	3	$4	$4	$—

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$172	$(21)	$(428)
Stocks	18	99	344
Mortgage loans	(13)	(36)	11
Derivatives	(109)	210	134
Other long-term investments	422	138	1,300
Total	$490	$390	$1,361

Note 10—securitizations

When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2012 or 2011. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2012 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$30	$35	(a)	$—	$—
2007	Mortgages	23	18	(b)	(2)	(3)
	Total	$53	$53		$(2)	$(3)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2012 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 3.95% to 6.61%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-103

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

b)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranging from 8.40% to 27.52%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

FAIR VALUE OF FINANCIAL INSTRUMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2012 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$193,191	$173,954	$73	$177,418	$15,700	$—
Common Stock	1,178	1,178	619	—	559	—
Preferred Stock	51	38	13	24	14	—
Mortgage Loans	14,228	12,956	—	—	14,228	—
Derivatives	123	96	—	104	19	—
Contract Loans	1,358	1,358	—	—	1,358	—
Separate Accounts	18,425	18,420	4,591	2,707	11,127	—
Cash, Cash Equivalents and Short-Term Investments	1,681	1,681	1,126	37	518	—
Total	$230,235	$209,681	$6,422	$180,290	$43,523	$—

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities
Deposit-type contracts	$765	$765	$—	$—	$765	$—
Separate account	18,067	18,067	—	—	18,067	—
Derivatives	372	346	—	372	—	—
Total	$19,204	$19,178	$—	$372	$18,832	$—

The following table provided information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2011 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$184,084	$167,931	$—	$165,230	$18,854	$—
Common Stock	1,144	1,144	690	83	371	—
Preferred Stock	80	82	25	20	35	—
Mortgage Loans	14,239	13,133	—	—	14,239	—
Derivatives	228	185	—	222	6	—
Contract Loans	1,316	1,316	—	—	1,316	—
Separate Accounts	16,019	16,019	3,197	2,897	9,925	—
Cash, Cash Equivalents and Short-Term Investments	597	597	422	175	—	—
Total	$217,707	$200,407	$4,334	$168,627	$44,746	$—

B-104	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$694	$694	$—	$—	$694	$—
Separate account	14,824	14,824	—	—	14,824	—
Derivatives	361	326	—	361	—	—
Total	$15,879	$15,844	$—	$361	$15,518	$—

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2012 and 2011. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AND REPORTED AT FAIR VALUE

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31 (in millions):

	2012
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$23	$322	$345
Total Bonds	$—	$23	$322	$345
Common Stock
Industrial and Miscellaneous	$619	$—	$559	$1,178
Total Common Stocks	$619	$—	$559	$1,178
Total Preferred Stocks	$—	$—	$8	$8
Derivatives:
Foreign Exchange Contracts	$—	$56	$—	$56
Interest Rate Contracts	—	31	—	31
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$89	$—	$89
Separate Accounts assets, net	$4,584	$2,570	$11,122	$18,276
Total assets at fair value	$5,203	$2,682	$12,011	$19,896

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(198)	$—	$(198)
Credit Default Swaps	—	(44)	—	(44)
Total liabilities at fair value	$—	$(242)	$—	$(242)

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	2011
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$457	$457
Total Bonds	$—	$—	$457	$457
Common Stock
Industrial and Miscellaneous	$690	$83	$371	$1,144
Total Common Stocks	$690	$83	$371	$1,144
Total Preferred Stocks	$—	$—	$1	$1
Derivatives:
Foreign Exchange Contracts	$—	$113	$—	$113
Interest Rate Contracts	—	33	—	33
Credit Default Swaps	—	28	—	28
Total Derivatives	$—	$174	$—	$174
Separate Accounts assets, net	$3,197	$2,897	$9,925	$16,019
Total assets at fair value	$3,887	$3,154	$10,754	$17,795

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(154)	$—	$(154)
Credit Default Swaps	—	(33)	—	(33)
Total liabilities at fair value	$—	$(187)	$—	$(187)

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

There were no transfers of common stock between Level 1 and Level 2 during 2012.

During 2011, the Company transferred $79 million of common stock from Level 2 to Level 1 and $28 million from Level 1 to Level 2 due to changes in the availability of quoted prices in active markets for identical assets at the quarterly measurement dates throughout the year.

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The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2012 (in millions):

	Beginning Balance at 1/1/2012	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2012
Bonds	$457	$207	[a]	$(353)[b]	$(52)	$49	$28	$—	$(6)	$(8)	$322
Common Stock	371	154	[c]	(68)[d]	(36)	129	9	—	—	—	559
Preferred Stock	1	9	[e]	—	(2)	—	—	—	—	—	8
Separate Account	9,925	—		—	(116)	965	1,378	—	(685)	(345)	11,122
Total	$10,754	$370		$(421)	$(206)	$1,143	$1,415	$—	$(691)	$(353)	$12,011

a	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
b	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2012.
c	The Company transferred common stocks into Level 3 due the significance of unobservable market data used in the valuation of these securities.
d	The Company transferred common stocks out of Level 3 due to the availability of observable or corroborated by market data at fair value as of December 31, 2012.
e	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2011 (in millions):

	Beginning Balance at 1/1/2011	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2011
Bonds	$514	$327	[a]	$(367)[b]	$(15)	$18	$18	$—	$(24)	$(14)	$457
Common Stock	256	126	[c]	(68)[d]	—	28	29	—	—	—	371
Preferred Stock	9	1	[e]	(9)[d]	—	—	—	—	—	—	1
Separate Account	8,031	—		—	—	1,047	1,128	—	(336)	55	9,925
Total	$8,810	$454		$(444)	$(15)	$1,093	$1,175	$—	$(360)	$41	$10,754

a	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
b	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2011.
c	The Company transferred common stocks into Level 3 due the significance of unobservable market data used in the valuation of these securities.
d	The Company transferred common and preferred stocks out of Level 3 due to the availability of observable or corroborated by market data and not measured and reported at fair value as of December 31, 2011.
e	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

CHARACTERISTICS OF ITEMS BEING MEASURED FOR LEVEL 2 AND LEVEL 3:

BONDS LEVEL 2 AND LEVEL 3:

As of December 31, 2012, the reported fair value of bonds in Levels 2 and Level 3 was $ 345 million, representing 80 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

The 80 bonds reported at fair value are all categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 52 bonds with a fair value of $273 million are collateralized by commercial mortgage loans, 26 bonds with a fair value of $ 48 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $24 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.33%.

As of December 31, 2011, the reported fair value of bonds in Level 3 was $457 million, representing 114 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

Of the 114 bonds reported at fair value, 107 bonds are loan-backed and structured securities with a fair value of $457 million. Of the loan-backed and structured securities reported at fair value, 59 bonds with a fair value of $284 million are collateralized by commercial mortgage loans, 47 bonds with a fair value of $154 million are collateralized by residential mortgage loans, and 1 bond with a fair value of $19 million is collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.38%. The remaining 7 bonds are issuer obligations with a fair value less than $1 million collectively and have a weighted average coupon of 5.90%.

COMMON STOCKS LEVELS 2 AND LEVELS 3:

As of December 31, 2012, the reported fair value of common stocks in Level 2 and Level 3 was $559 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 16 common stocks, 15 common stocks with a fair value of $559 million were reported in Level 3. 10 common stocks with a fair value of $277 million have a pricing method where the price per share is determined by the reporting entity; and 5 common stocks with a fair value of $282 million have a pricing method

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

where the unit price is published by the NAIC Securities Valuation Office.

As of December 31, 2011, the reported fair value of common stocks in Level 2 and Level 3 was $454 million representing 18 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 18 common stocks, 4 common stocks with a fair value of $83 million were in Level 2 and 14 common stocks with a fair value of $371 million were reported in Level 3. 4 common stocks with a fair value of $104 million have a pricing method where the price per share is determined by the reporting entity and 12 common stocks with a fair value of $350 million have a pricing method where the unit price is published by the NAIC Securities Valuation Office. The remaining 2 common stocks with a fair value less than $1 million have a pricing method where the unit price is published by the NAIC Securities Valuation Office.

PREFERRED STOCKS LEVEL 3:

As of December 31, 2012, the reported fair value of preferred stocks in Level 3 was $8 million, representing 2 individual preferred stocks. 1 preferred stock with a fair value of $ 4 million has a pricing method where the price per share is determined by the reporting entity; and 1 preferred stock with a fair value of $4 million has a pricing method where the unit price is published by the NAIC Securities Valuation Office. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

As of December 31, 2011, the reported fair value of preferred stocks in Level 3 was $1 million, representing 3 individual perpetual preferred stocks priced internally. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated 4 through 6 are reported at the lower of book value or fair value.

QUANTITATIVE INFORMATION REGARDING LEVEL 3 FAIR VALUE MEASUREMENTS

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2012 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed Maturity Bonds:
RMBS	$47	Discounted Cash Flow	Discount Rate	4.1% – 20.0%	11.7%
		Market Comparable	Credit Analysis/Market Comparable	$95.00	$95.00
CMBS	$251	Discounted Cash Flow	Discount Rate	6.2% –213.7%	31.4%
ABS	$24	Market Comparable	Credit Analysis/Market Comparable	$0.00 – $95.57	$95.57
Equity Securities:
Common Stock	$559	Equity Method	Book Value Multiple	0.00x – 3.26x	1.43x
		Market Comparable	EBITDA	5.60x – 12.00x	9.99x
			Book Value Multiple	0.44x – 1.00x	0.58x
Preferred Stock	$8	Equity Method	Book Value Multiple	0.94x	0.94x
		Recent Offering	Book Value Multiple	0.93x	0.93x
Separate Account Assets:
Real Estate Properties and Real Estate Joint Ventures	$13,065
Office Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 9.8%	7.4%
			Terminal Capitalization Rate	5.5% – 8.5%	6.3%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5% – 8.5%	5.7%
Industrial Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 9.8%	7.7%
			Terminal Capitalization Rate	5.5% – 8.3%	6.5%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	5.0% – 8.0%	5.9%
Residential Properties		Income Approach—Discounted cash flow	Discount Rate	5.8% – 8.0%	6.7%
			Terminal Capitalization Rate	4.3% – 6.3%	5.0%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	3.8% – 5.6%	4.4%
Retail Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 11.3%	7.8%
			Terminal Capitalization Rate	5.8% – 11.0%	6.6%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5% – 10.8%	6.0%

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Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage Loans Payable	$(2,283)
Office and Industrial Properties		Discounted cash flow	Loan to Value Ratio	36.0% – 67.0%	51.2%
			Equivalency Rate	2.5% – 3.0%	2.7%
		Net Present Value	Loan to Value Ratio	36.0% – 67.0%	51.2%
			Weighted Average Cost of Capital Risk Premiums	1.0% – 3.2%	1.7%
Residential Properties		Discounted cash flow	Loan to Value Ratio	37.0% – 60.0%	49.2%
			Equivalency Rate	2.3% – 3.9%	3.0%
		Net Present Value	Loan to Value Ratio	37.0% – 60.0%	49.2%
			Weighted Average Cost of Capital Risk Premiums	1.0% – 2.3%	1.5%
Retail Properties		Discounted cash flow	Loan to Value Ratio	31.0% –153.0%	62.6%
			Equivalency Rate	2.6% – 7.1%	4.1%
		Net Present Value	Loan to Value Ratio	31.0% –153.0%	62.6%
			Weighted Average Cost of Capital Risk Premiums	0.7% – 14.2%	4.1%
Limited Partnerships	$340	Relative Value	Estimated Net Asset Value (NAV)	0.0% – 7.2%	1.0%

ADDITIONAL QUALITATIVE INFORMATION ON FAIR VALUATION PROCESS

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The Risk Management Valuation group, which reports to the Chief Credit Risk Officer, sets the valuation policies for fixed income and equity securities and is responsible for the determination of fair value.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be taken for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in the TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, external appraiser whose appraisals are reviewed by the Company’s internal appraisal staff and by the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by Company’s internal valuation department, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market, and the credit quality of the Real Estate Account.

Note 12—Eurozone exposure

The Company’s investment portfolio includes direct investment exposure to the Eurozone region. The Eurozone region consists of 17 member countries from within the European Union that have adopted the euro as their common currency and sole legal tender. The Eurozone countries are Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. The Company has direct investment exposure to a group of peripheral countries within the Eurozone facing significant economic and fiscal strains, which includes Greece, Italy, Ireland, Portugal and Spain (collectively “GIIPS”). Specific

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

country exposure is determined based on the security issuer’s country of incorporation.

The following tables set forth the composition of the Company’s direct sovereign and non-sovereign exposure to the GIIPS countries, by country of incorporation, attributable to TIAA’s general account, as of December 31, 2012 and 2011 (in millions):

	2012
	Sovereign Exposure		Non-Sovereign Exposure
	Statement Value	Fair Value	Statement Value	Fair Value
Ireland
Bonds	$—	$—	$240	$281
Stocks	—	—	14	14
Total	$—	$—	$254	$295
Italy
Bonds	$25	$29	$27	$29
Total	$25	$29	$27	$29
Spain
Bonds	$38	$42	$241	$259
Total	$38	$42	$241	$259
Grand Total	$63	$71	$522	$583

	2011
	Sovereign Exposure		Non-Sovereign Exposure
	Statement Value	Fair Value	Statement Value	Fair Value
Portugal
Bonds	$—	$—	$114	$115
Total	$—	$—	$114	$115
Ireland
Bonds	$—	$—	$205	$196
Stocks	—	—	6	6
Total	$—	$—	$211	$202
Italy
Bonds	$—	$—	$26	$21
Total	$—	$—	$26	$21
Spain
Bonds	$—	$—	$269	$266
Total	$—	$—	$269	$266
Grand Total	$—	$—	$620	$604

The Company has no direct non-sovereign exposure to Greece or Portugal as of December 31, 2012. The Company has no direct non-sovereign exposure to Greece as of December 31, 2011. The Company has 16% and 13% of total direct non-sovereign exposure related to financial institutions within the GIIPS countries as of December 31, 2012 and 2011, respectively.

The Company has no gross unfunded commitments for investments in the GIIPS countries as of December 31, 2012 and 2011.

At December 31, 2012 and 2011, investment grade holdings (NAIC 1 and 2) made up 100% and 97% of GIIPS countries’ investments, respectively. The Company’s investments in the GIIPS countries are subject to the Company’s OTTI evaluation process.

The Company is not liable for any credit default protection underwritten for sovereign debt issued by the GIIPS countries as of December 31, 2012 and 2011.

Note 13—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each of its seventeen counterparties to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with thirteen derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2012, TIAA held cash collateral of $22 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2012, the Company pledged cash collateral of $78 million and securities collateral of $15 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2012 is $247 million for which the Company has posted collateral of $78 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the

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Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss as of December 31, 2012, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $81 million. The net realized loss for the year ended December 31, 2012, from all foreign currency swap contracts was $77 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2012, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $12 million. The net realized gain for the year ended December 31, 2012, from all foreign currency forward contracts was $7 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2012, from interest rate swap contracts that do not qualify for hedge accounting treatment was $2 million. The net realized gain/(loss) for the year ended December 31, 2012, from all interest rate swap contracts was $0.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps as protection against unexpected credit events on selective investments in the Company’s portfolio. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2012, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $36 million. The net realized loss for the year ended December 31, 2012 from all purchased credit default swap contracts was $1 million.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction (“RSAT”) is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSAT’s represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2012 from all written credit default swap contracts was $10 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represent a broad exposure to the investment grade corporate market. The Company has written contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 7 and 9 (DJ.NA.IG.7 and DJ.NA.IG.9, respectfully), whereby TIAA is obligated to perform should the default rates of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The Company will record an impairment (realized loss) on a derivative position

Single Premium Immediate Annuities ■ Statement of Additional Information	B-111

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2012 Impairment
DJ Investment Grade Index—Series 7 & 9
Super Senior Tranche 60%–100%	3–5 years	$2,574	0.24%	$19	$—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future pay-

ments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2012 Impairment
Corporate	0–2 years	$540	1.00%	$8	$—
Corporate	2–4 years	191	0.50%	1	—
Corporate	4–9 years	70	2.71%	—	—
Sovereign	0–2 years	140	1.52%	1	—
Sovereign	2–4 years	57	1.00%	1	—
Total		$998		$11	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Tranche	$2,574	$19	$3,266	$3,285
	Corporate	636	8	755	764
	Sovereign	60	1	72	73
	Subtotal	3,270	28	4,093	4,122
2 High Quality	Tranche	—	—	—	—
	Corporate	95	1	119	120
	Sovereign	72	1	85	86
	Subtotal	167	2	204	206
3 Medium Quality	Tranche	—	—	—	—
	Corporate	40	(3)	57	54
	Sovereign	40	—	48	48
	Subtotal	80	(3)	105	102
4 Low Quality	Tranche	—	—	—	—
	Corporate	30	3	36	39
	Sovereign	25	—	30	30
	Subtotal	55	3	66	69
	Total	$3,572	$30	$4,468	$4,499

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continued

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2012			December 31, 2011
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$759	$55	$56	$1,536	$106	$108
	Liabilities	2,485	(292)	(322)	1,305	(275)	(317)
	Subtotal	3,244	(237)	(266)	2,841	(169)	(209)
Foreign Currency Forward Contracts	Assets	93	1	1	167	9	9
	Liabilities	184	(4)	(4)	—	—	—
	Subtotal	277	(3)	(3)	167	9	9
Interest Rate Swap Contracts	Assets	351	32	32	384	33	33
	Liabilities	—	—	—	—	—	—
	Subtotal	351	32	32	384	33	33
Credit Default Swap Contracts—RSAT	Assets	3,460	6	32	8,081	9	50
	Liabilities	112	(6)	(2)	291	(18)	(11)
	Subtotal	3,572	—	30	8,372	(9)	39
Credit Default Swap Contracts (Purchased Default Protection)	Assets	83	2	2	646	28	28
	Liabilities	1,743	(44)	(44)	1,316	(33)	(33)
	Subtotal	1,826	(42)	(42)	1,962	(5)	(5)
Total	Assets	4,746	96	123	10,814	185	228
	Liabilities	4,524	(346)	(372)	2,912	(326)	(361)
	Total	$9,270	$(250)	$(249)	$13,726	$(141)	$(133)

The Company will record an impairment of a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss. The Company held $9.3 billion notional amount in derivative positions on December 31, 2012. Cumulative impairments of these positions were $9 million, all of which was recorded in 2012. During 2012 the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs, was $38 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$1	Derivatives	$3	Derivatives	$(128)	Derivatives	$(162)
Total Qualifying Hedge Relationships		1		3		(128)		(162)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	32	Derivatives	33	Derivatives	—	Derivatives	—
Foreign Currency Swaps	Derivatives	55	Derivatives	105	Derivatives	(194)	Derivatives	(155)
Foreign Currency Forwards	Derivatives	1	Derivatives	9	Derivatives	(4)	Derivatives	—
Purchased Credit Default Swaps	Derivatives	2	Derivatives	28	Derivatives	(44)	Derivatives	(33)
Total Non-qualifying Hedge Relationships		90		175		(242)		(188)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	32	Derivatives	50	Derivatives	(2)	Derivatives	(11)
Total Derivatives used for other than Hedging Purposes		32		50		(2)		(11)
Total Derivatives		$123		$228		$(372)		$(361)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-113

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Effect of Derivative Instruments
	December 31, 2012		December 31, 2011
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(36)	Net Realized Capital Gain (Loss)	$(56)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(36)		(56)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	(41)	Net Realized Capital Gain (Loss)	(49)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	7	Net Realized Capital Gain (Loss)	6
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	—
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(167)
Total Non-qualifying Hedge Relationships		(35)		(210)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	10	Net Realized Capital Gain (Loss)	17
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	13
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	10	Net Realized Capital Gain (Loss)	30
Total Derivatives		$(61)		$(236)

Note 14—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to the Company’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commis-

sion under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value is an insulated, non-unitized separate account and was established on April, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract that is intended initially to be offered to employer sponsored retirement plans.

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continued

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $18,420 million and $16,019 million, respectively. The assets legally insulated from the general account as of December 31, 2012 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$770	$—
TIAA Separate Account VA-3	2,482	—
TIAA Real Estate Account	15,024	—
TIAA Stable Value	144	—
Total	$18,420	$—

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policy holder proceeds will be remitted by the general account.)

As of December 31, 2012, the general account of the Company had a maximum guaranteed minimum death benefit for separate account liabilities of $0.7 million. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2012, the general account of the Company had paid (received) $0.4 million towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding five years ending at December 31, are as follows (in millions):

2011	$0.1
2010	$0.5
2009	$2.1
2008	$3.4
2007	$3.0

The General Account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account cannot fund participant requests, the General Account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is re-

ceived in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2012	$31.4
2011	$23.7
2010	$13.1
2009	$12.1
2008	$19.7

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus purchased units in the Real Estate Separate Account for the past five (5) years (in millions):

2012	$—
2011	$—
2010	$—
2009	$1,058.7
2008	$155.6

During 2012 there was $940 million of units redeemed by the Real Estate Separate Account. The remaining $321 million of accumulation units have been redeemed in the first quarter of 2013.

The Company engages in securities lending transactions through its VA-1 Separate Account.

As of December 31, 2012, the Separate Account had loaned securities of $15.9 million and collateral of $16.1 million.

The Company’s Separate Account may lend securities to qualified institutional borrowers to earn additional income. The Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

The Company’s General Account does not currently engage in securities lending transactions.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-115

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2012
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$92	$—	$2,545	$2,637
Reserves
For accounts with assets at:
Fair value	$—	$—	$17,777	$17,777
Amortized cost	113	—	—	113
Total reserves	$113	$—	$17,777	$17,890

By withdrawal characteristics:
Subject to discretionary withdrawal	$7	$—	$—	$7
At fair value	—	—	17,777	17,777
Not subject to discretionary withdrawal	106	—	—	106
Total reserves	$113	$—	$17,777	$17,890

	2011
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$38	$—	$2,655	$2,693
Reserves
For accounts with assets at:
Fair value	$—	$—	$14,615	$14,615
Amortized cost	67	—	—	67
Total reserves	$67	$—	$14,615	$14,682

By withdrawal characteristics:
Subject to discretionary withdrawal	$4	$—	$—	$4
At fair value	—	—	14,615	14,615
Not subject to discretionary withdrawal	63	—	—	63
Total reserves	$67	$—	$14,615	$14,682

	2010
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$25	$—	$2,626	$2,651
Reserves
For accounts with assets at:
Fair value	$—	$—	$11,704	$11,704
Amortized cost	23	—	—	23
Total reserves	$23	$—	$11,704	$11,727

By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—
At fair value	—	—	11,704	11,704
Not subject to discretionary withdrawal	23	—	—	23
Total reserves	$23	$—	$11,704	$11,727

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2012	2011	2010
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$2,935	$3,121	$3,209
Transfers from Separate Accounts	(1,417)	(1,463)	(1,079)
Net transfers (from) or to Separate Accounts	1,518	1,658	2,130

Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	3	—
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,518	$1,661	$2,130

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,464 million, $1,252 million and $1,076 million to its various subsidiaries and affiliates for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies.

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continued

These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of the Company. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $878 million, $870 million and $787 million for the years ended December 31, 2012, 2011 and 2010, respectively, are not included in the statements of operations and had no effect on the Company’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. The Distribution and Administrative Services Agreement between REA and Services limits the work performed by Services to distribution activities with the Company assuming responsibility for all administrative activities. The Company and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2012	2011	2012	2011
CREF	$10.5	$—	$—	$25.2
Investment Management	1.4	2.1	—	—
TIAA-CREF Life	9.9	19.4	0.3	—
Teachers Personal Investor Service	4.8	—	—	—
TIAA-CREF Trust Company	—	—	—	3.2
Covariance	6.7	—	—	—
Total	$33.3	$21.5	$0.3	$28.4

Note 16—federal income taxes

By charter, the Company is a stock life insurance company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, the Company is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

SSAP No. 101 became effective January 1, 2012 and included revised disclosure requirements for income taxes. Calendar year 2011 data has been revised to follow the SSAP 101 disclosure requirements to allow for better comparison. In revising the calendar year 2011 information no amounts have been recalculated or changed. The Company has met the necessary RBC levels to admit the greatest amount of deferred tax assets available under SSAP 101, Income Taxes—A Replacement of SSAP No. 10R and SSAP No. 10. The admissibility is consistent with the Company’s prior year election under SSAP No. 10R and has resulted in no material adoption impact. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of available evidence the Company has recorded a valuation allowance of $7.7 million on foreign tax credit carry forwards as of December 31, 2012.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-117

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2012			12/31/2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$12,057	$1,472	$13,529	$11,756	$2,617	$14,373	$301	$(1,145)	$(844)
b) Statutory Valuation Allowance Adjustments	8	—	8	3	—	3	5	—	5
c) Adjusted Gross Deferred Tax Assets (1a–1b)	$12,049	$1,472	$13,521	$11,753	$2,617	$14,370	$296	$(1,145)	$(849)
d) Deferred Tax Assets Non-admitted	8,560	404	8,964	8,430	1,818	10,248	130	(1,414)	(1,284)
e) Subtotal Net Admitted Deferred Tax Asset (1c–1d)	3,489	1,068	4,557	3,323	799	4,122	166	269	435
f) Deferred Tax Liabilities	320	1,002	1,322	338	714	1,052	(18)	288	270
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (1e–1f)	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165

	12/31/2012			12/31/2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components Under SSAP No. 101
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b) 2 below)	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165
2. Adjusted Gross DTA Allowed per Limitation Threshold.	XXX	XXX	$3,897	XXX	XXX	$3,477	XXX	XXX	$420
c) Adjusted Gross DTA (Excluding The Amount of DTA From 2(a) and 2(b) above) Offset by Gross DTL.	$320	$1,002	$1,322	$338	$714	$1,052	$(18)	$288	$270
d) DTA Admitted as the result of application of SSAP No. 101. Total (2(a)+2(b)+2(c))	$3,489	$1,068	$4,557	$3,323	$799	$4,122	$166	$269	$435

								2012	2011
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount								1064%	N/A

	12/31/2012			12/31/2011			Change
	(1) Ordinary Percent	(2) Capital Percent	(3) (Col 1+2) Total Percent	(4) Ordinary Percent	(5) Capital Percent	(6) (Col 4+5) Total Percent	(7) (Col 1–4) Ordinary Percent	(8) (Col 2–5) Capital Percent	(9) (Col 7+8) Total Percent
Impact of Tax Planning Strategies:
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	2.2%	—	2.2%	0.5%	—	0.5%	1.7%	—	1.7%
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	9.2%	—	9.2%	2.3%	—	2.3%	6.9%	—	6.9%
(c) TIAA does not have tax-planning strategies that include the use of reinsurance.

TIAA has no temporary differences for which deferred tax liabilities are not recognized.

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continued

Income taxes incurred consist of the following major components (in millions):

		12/31/2012	12/31/2011	Change
1.	Current Income Tax:
	Federal income tax expense/(benefit)	$(763)	$97	$(860)
	Subtotal	$(763)	$97	$(860)
	Federal income taxes expense/(benefit) on net capital gains	$(24)	$853	$(877)
	Generation/(Utilization) of loss carry-forwards	776	(1,089)	1,865

	Federal and foreign income taxes incurred	$(11)	$(139)	$128

2.	Deferred Tax Assets:
(a)	Ordinary:
	Policyholder reserves	$348	$366	$(18)
	Investments	723	794	(71)
	Deferred acquisition costs	28	28	—
	Policyholder dividends accrual	649	604	45
	Fixed assets	154	85	69
	Compensation and benefits accrual	286	272	14
	Receivables—non-admitted	36	—	36
	Net operating loss carry-forward	2,136	1,368	768
	Tax credit carry-forward	43	32	11
	Other (including items < 5% of total ordinary tax assets	512	609	(97)
	Intangible Assets—Business in Force and Software	7,142	7,598	(456)
	(99) Subtotal	$12,057	$11,756	$301
(b)	Statutory valuation allowance adjustment	8	3	5
(c)	Non-admitted	8,560	8,430	130
(d)	Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	$3,489	$3,323	$166

(e)	Capital:
	Investments	$1,421	$2,481	$(1,060)
	Real estate	38	136	(98)
	Other (including items < 5% of total capital tax assets	13	—	13
	(99) Subtotal	$1,472	$2,617	$(1,145)
(f)	Statutory valuation allowance adjustment	—	—	—
(g)	Non-admitted	404	1,818	(1,414)
(h)	Admitted capital deferred tax assets (2e99 – 2f – 2g)	1,068	799	269
(i)	Admitted deferred tax assets (2d + 2h)	$4,557	$4,122	$435

3.	Deferred Tax Liabilities:
(a)	Ordinary:
	Investments	$317	$337	$(20)
	Other (including items < 5% of total ordinary tax liabilities)	3	1	2
	(99) Subtotal	$320	$338	$(18)
(b)	Capital:
	Investments	$1,002	$714	$288
	(99) Subtotal	$1,002	$714	$288
(c)	Deferred tax liabilities (3a99 + 3b99)	$1,322	$1,052	$270

4.	Net Admitted Deferred Tax:
	Assets/Liabilities (2i – 3c)	$3,235	$3,070	$165

Single Premium Immediate Annuities ■ Statement of Additional Information	B-119

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

5. The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) (in millions):

	12/31/2012	12/31/2011	Change
Total deferred tax assets	$13,529	$14,373	$(844)
Total deferred tax liabilities	(1,322)	(1,052)	(270)
Net deferred tax assets / liabilities	$12,207	$13,321	$(1,114)
Statutory valuation allowance (“SVA”) adjustment	8	3	5
Net deferred tax assets / liabilities after SVA	$12,199	$13,318	$(1,119)
Tax effect of unrealized gains/(losses)			191
Change in net deferred income tax (charge)/benefit from sources other than unrealized capital gains (losses)			$(928)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2012 are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$2,606	$912	35.00%
Dividends received deduction	(63)	(22)	(0.84)%
Amortization of interest maintenance reserve	(117)	(41)	(1.57)%
Meal disallowance, spousal travel, non-deductible lobbying, fines & penalties	9	3	0.10%
Prior year true-ups	274	96	3.68%
Non-admitted assets	(100)	(35)	(1.34)
Other	11	4	0.17%
Total	$2,620	$917	35.20%

Federal and foreign income tax incurred expense (benefit)		$(11)	(0.44)%
Change in net deferred income tax charge (benefit)		1,119	42.97%
Tax effect of unrealized capital gain		(191)	(7.33)%
Total statutory income taxes		$917	35.20%

At December 31, 2012, the Company had net operating loss carry forwards expiring through the year 2027 (in millions):

Year Incurred	Operating Loss	Year of Expiration
1999	$997	2014
2001	186	2016
2002	779	2017
2003	467	2018
2004	356	2019
2008	1,141	2023
2012	2,175	2027
Total	$6,101

At December 31, 2012, the Company had no capital loss carry forwards.

At December 31, 2012, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	3	2015
2006	3	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	2	2020
2011	6	2021
Total	$20

At December 31, 2012, the Company had General Business Credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
Total	$22

The Company did not incur federal income taxes expense for 2012 or preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes were $(3) million and $5 million at December 31, 2012 and 2011, respectively.

B-120	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Asset Management, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) Savannah Teachers Properties, Inc.

8) TCT Holdings, Inc.

9) Teachers Advisors, Inc.

10) Teachers Personal Investors Service, Inc.

11) T-Investment Properties Corp.

12) T-Land Corp.

13) WRC Properties, Inc.

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA-CREF Trust Company, FSB

16) 730 Texas Forest Holdings, Inc.

17) TIAA Global Markets, Inc.

18) T-C Sports Co., Inc.

19) TIAA Board of Overseers

20) TIAA Realty, Inc.

21) TIAA Park Evanston, Inc.

22) Oleum Holding Company, Inc.

23) Covariance Capital Management, Inc.

24) Westchester Group Investment Management, Inc.

25) Westchester Group Investment Management Holding Company, Inc.

26) GreenWood Resources, Inc.

TIAA has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R—Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101, for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The IRS examination for tax years 2007, 2008, and 2009 federal income tax returns is scheduled to begin in 2013.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $36 million, $33 million and $36 million for the years ended December 31, 2012, 2011 and 2010, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2012	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$155	$130	$116
Service cost	10	7	5
Interest cost	6	7	6
Actuarial loss	4	17	10
Benefits paid	(8)	(6)	(7)
Benefit obligation at end of year	$167	$155	$130

Change in plan assets
Employer contribution	$8	$6	$7
Benefits paid	(8)	(6)	(7)
Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Unamortized prior service cost	$(1)	$(1)	$(1)
Unrecognized net loss	41	37	20
Accrued liabilities	127	119	111

Unfunded accumulated benefit obligation—vested employees	$167	$155	$130

Accumulated benefit obligation—non-vested employees	$23	$32	$33

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $8 million, $7 million and $5 million for 2012, 2011 and 2010, respectively.

The net periodic postretirement benefit cost for the years ended December 31, includes the following components (in millions):

	Post-retirement Benefits
	2012	2011	2010
Components of net periodic benefit cost:
Service cost	$10	$7	$5
Interest cost	6	7	6
Amount of recognized gains and losses	1	—	—
Total net periodic benefit cost	$17	$14	$11

The assumptions used at December 31 by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	2012	2011	2010
Weighted-average assumptions used to determine net periodic benefit cost as of December 31,
Weighted-average discount rate	4.50%	5.25%	5.75%
Rate of compensation increase	N/A	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligations as of December 31,
Weighted-average discount rate	4.00%	4.50%	5.25%
Rate of compensation increase	N/A	N/A	N/A

Single Premium Immediate Annuities ■ Statement of Additional Information	B-121

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

For measurement purposes, a 8.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2013. The rate was assumed to decrease gradually to 6.23% for 2045 and remain at that level thereafter.

A measurement date of December 31, 2012 was used to determine the above.

The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants’ contributions adjusted annually; the life insurance plans are noncontributory. Postretirement life insurance is offered only to those who retired prior to 2011. Company subsidies for the postretirement health care plans are offered to any who qualify for eligibility prior to 2015, after which newly qualifying retirees will pay the full cost of the health care plans. The accounting for health care plans anticipates future cost-sharing changes to the written plan consistent with the Company’s express intent to reflect general health care trend rates in the employee premiums. For postretirement medical, this is consistent with pre-65 trend rate assumptions of 8.5% for 2012 gradually scaling down to 5.76% in 2023. For post-65 medical care, this is consistent with a trend rate assumption of 8.0% in 2012 scaling down to 5% in 2018.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2012	2011	2010
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$23	$19	$14
Change in service cost and interest cost	$3	$2	$1
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(19)	$(16)	$(12)
Change in service cost and interest cost	$(2)	$(2)	$(1)

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $47.6 million and $46.6 million as of December 31, 2012 and 2011, respectively. The Company had accrued pension cost of $41.4 million and $43.4 million and had an additional minimum liability accrued of $6.2 million and $3.2 million as of December 31, 2012 and 2011, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2012 or 2011.

The plan obligations were determined based upon a discount rate of 3.08%. In accordance with SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid by the SERP are as follows (in millions):

2013	$4
2014	$4
2015	$4
2016	$4
2017	$4
Thereafter	$16

The Company does not have any regulatory contribution requirements for 2012.

IMPACT OF MEDICARE MODERNIZATION ACT ON POSTRETIREMENT BENEFITS

The Company expects to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) signed into law in December of 2003. The Act includes the following two new features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation (“APBO”) and net periodic postretirement cost for the plan.

•	A federal subsidy (based on 28% of an individual beneficiary’s annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D, and

•	The opportunity for a retiree to obtain a prescription drug benefit under Medicare.

For the year ended December 31, 2012, the effect of the Act was a $4 million reduction in the Company’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also decreased the 2012 service cost of $3 million and decreased the 2012 interest cost by $1 million.

Estimated Future Benefit Payments

The following benefit payments are expected to be paid and received relating to the Act (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2013	$8
2014	$8
2015	$8
2016	$9
2017	$9
Thereafter	$54

B-122	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Medicare Part D Subsidy Receipts
2013	$—
2014	$1
2015	$1
2016	$1
2017	$1
Thereafter	$6

Note 18—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees, the reserves are calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 93% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 4 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2012
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$17,777	$17,777	9.0%
Total with adjustment or at fair value	$—	$—	$17,777	$17,777	9.0%
At book value without adjustment (minimal or no charge or adjustment)	43,152	7	—	43,159	21.9%
Not subject to discretionary withdrawal	135,846	106	—	135,952	69.1%
Total (gross)	$178,998	$113	$17,777	$196,888	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$178,998	$113	$17,777	$196,888

	2011
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$14,615	$14,615	7.7%
Total with adjustment or at fair value	$—	$—	$14,615	$14,615	7.7%
At book value without adjustment (minimal or no charge or adjustment)	40,869	4	—	40,873	21.6%
Not subject to discretionary withdrawal	133,460	63	—	133,523	70.7%
Total (gross)	$174,329	$67	$14,615	$189,011	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$174,329	$67	$14,615	$189,011

Single Premium Immediate Annuities ■ Statement of Additional Information	B-123

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2012	2011
General Account Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$175,041	$170,745
Supplementary contracts with life contingencies	3,192	2,890
Deposit-type contract funds	765	694
Subtotal	178,998	174,329

Separate Accounts Annual Statement:
Annuities	17,750	14,569
Supplementary contracts with life contingencies	135	109
Deposit-type contract funds	5	4
Subtotal	17,890	14,682
Total	$196,888	$189,011

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2012, and $0.1 million at December 31, 2011. As of December 31, 2012 and December 31, 2011, the Company had $568.6 million and $553.9 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $2.8 million and $3.4 million at December 31, 2012 and December 31, 2011, respectively.

Note 19—reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2012	2011	2010
Aggregated assumed premiums	$—	$(204)	$12
Modified coinsurance reserves	$—	$—	$202
(Decrease) Increase in policy and contract reserves	$—	$(17)	$(4)

In 2004, the Company and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of the Company and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the Company and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2012 and 2011, there were premiums in force of $15 million for both years, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2012	2011	2010
Insurance and annuity premiums	$14	$14	$16
Policy and contract benefits	$55	$59	$62
Increase in policy and contract reserves	$20	$36	$81
Reserves for life and health insurance	$454	$474	$510

Note 20—repurchase program

During 2011, the Company commenced a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. The Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

B-124	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

As of December 31, 2012, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $440 million and $494 million, respectively. The securities pledged as collateral have a maturity of 8 years and an interest rate of 3.13%. The pledged securities are included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $494 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2012.

The Company’s source of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. The repurchase agreements outstanding at December 31, 2012 matured and were fully settled during January 2013.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2012	2011
Net unrealized capital gains	$490	$390
Asset valuation reserve	$(599)	$(802)
Net deferred federal income tax	$(1,119)	$(1,129)
Change in non-admitted assets	$1,305	$1,046
Net change in separate account surplus	$64	$134
Prior year surplus	$(5)	$—
Change in Accounting Principle	$—	$(23)

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2012, interest of $137 million was paid and since issuance $411 million has been paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2012 and 2011, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-125

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 22—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

At December 31, 2012, the Company was obligor under the following guarantees, indemnities and support obligations (in millions):

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company has guaranteed outstanding notes issued by subsidiary TIAA Global Markets, Inc.	$127	Investment in Subsidiary, Controlled, or Affiliated	$511	TIAA Global Markets, Inc. is current on all payments of principal and interest on notes.
Commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	Currently the capital of TIAA-CREF Trust Company is adequate.
Financial support agreement with TIAA-CREF Life Insurance Company to have (i) capital and surplus of $250.0 million; (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC RBC model; or (iii) such other amounts as necessary to maintain TIAA-CREF Life’s financial strength rating the same or better than the Company’s rating at all times.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	At December 31, 2012, the
capital and surplus of
TIAA-CREF Life Insurance
Company was in excess of
the minimum capital and
surplus amount referenced,
and its total adjusted
capital was in excess of the
referenced RBC-based
amount calculated at
				December 31, 2012.

B-126	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

A. Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees. (Should equal total of Column 4 for (2) above.)	$511
B. Current Liability Recognized in F/S:
1. Non-contingent Liabilities	$—
2. Contingent Liabilities	$127
c. Ultimate Financial Statement Impact if action under the guarantee is required.
1. Investments in Subsidiary, Controlled or Affiliated	$511
2. Joint Venture	—
3. Dividends to Stockholders (capital contribution)	—
4. Expense	—
5. Other	—
6. Total	$511

The Company has agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

The Company provides a $100.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 16, 2013. As of December 31, 2012, $30.0 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 10.0 basis points on the unused committed amount. During the period ending December 31, 2012, 46 draw-downs totaling $150.5 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2012.

TIAA Global Markets, Inc. (“TGM”), a wholly-owned subsidiary, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5.0 billion in debt and TIAA’s Board of Trustees authorized the Company to guarantee up to $5.0 billion of TGM’s debt. As of December 31, 2012, TGM had $500.0 million of outstanding debt and accrued interest of $11.4 million.

The Company maintains a $1.0 billion uncommitted and unsecured 364-day revolving line of credit arrangement with TIAA Global Markets, Inc. (“TGM”). This line has an expiration date of July 8, 2013. During 2012, 1 draw-down totaling $600.0 million was made under this line of credit arrangement of which $518.0 million was left outstanding at the end of 2012. As of December 31, 2012, outstanding principal amount plus accrued interest was $519.5 million.

The Company also provides a $1.0 billion uncommitted line of credit to certain accounts of College Retirement Equities Funds (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the

Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,058.7 million of accumulation units. The Company made no additional purchases in 2012 and 2011. During 2012, the Company redeemed $940 million of accumulation units. The remaining $321 million of accumulation units have been redeemed in the first quarter of 2013.

Accumulation units owned by TIAA are included as separate account assets and valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2012, the future minimum lease payments are estimated as follows (in millions):

Year	2013	2014	2015	2016	2017	Thereafter	Total
Amount	$36	$34	$34	$29	$22	$29	$184

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2012, 2011 and 2010 was

Single Premium Immediate Annuities ■ Statement of Additional Information	B-127

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

approximately $37 million, $34 million and $32 million, respectively.

OTHER CONTINGENCIES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Death Claim Notification and Unclaimed Property Practices. Throughout the U.S. insurance industry, there are multiple state actions addressing insurer practices regarding death claim notification and escheatment of unclaimed property. Currently, regarding these issues as they pertain to life insurance, annuities and retained asset accounts, the Com-

pany is: (1) responding to subpoenas from the New York Attorney General; (2) subject to a multi-state market conduct exam by at least 23 state insurance departments, with the Illinois Department of Insurance as the lead examiner; and (3) subject to a multi-state unclaimed property audit by at least 23 state treasurers, with Verus Financial, LLC as the appointed auditor. These actions are expected to last through most of 2013.

Note 23—borrowed money

Effective March 2009, the Company was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2012, the Company’s eligible ABS under the TALF program totaled $58 million. These eligible ABS have been pledged as collateral to support a $51 million loan outstanding payable to the FRBNY. The Company expects to fully settle this loan with the FRBNY during 2014.

Note 24—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 8, 2013, the date the financial statements were available to be issued. No such items were identified by the Company.

B-128	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 25—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2012 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
743947AE3	$12,292	$10,181		$(2,111)	$10,181	$10,520	12/31/2012
12669DN79	2,134,721	2,079,708		(55,013)	2,079,708	1,689,664	12/31/2012
76110HNP0	5,422,778	4,703,779		(718,999)	4,703,779	4,977,171	12/31/2012
76110HSG5	4,564,106	4,545,401		(18,704)	4,545,401	3,771,711	12/31/2012
12667FMJ1	13,948,629	13,848,062		(100,567)	13,848,062	9,415,902	12/31/2012
76110HWX3	15,762,328	15,729,153		(33,175)	15,729,153	15,777,345	12/31/2012
76110HVH9	7,564,015	7,558,610		(5,405)	7,558,610	7,390,773	12/31/2012
76110HWV7	13,000,000	12,947,349		(52,651)	12,947,349	12,582,245	12/31/2012
12667FZH1	51,252,076	51,185,070		(67,006)	51,185,070	48,794,852	12/31/2012
12667FYZ2	3,833,544	2,754,412		(1,079,132)	2,754,412	2,089,524	12/31/2012
12667F2J3	44,413,186	44,354,472		(58,714)	44,354,472	45,431,927	12/31/2012
05949AA75	941	—	*	(941)	—	—	12/31/2012
12667F7D1	20,604,095	20,223,008		(381,087)	20,223,008	20,694,569	12/31/2012
12667F5J0	17,257,953	17,245,267		(12,685)	17,245,267	17,714,912	12/31/2012
05949AM31	2,273	—	*	(2,273)	—	—	12/31/2012
12667F4N2	8,177,148	8,158,508		(18,640)	8,158,508	8,076,604	12/31/2012
12667GBA0	12,733,360	12,730,443		(2,917)	12,730,443	12,693,535	12/31/2012
12667GBA0	21,241,030	21,238,068		(2,962)	21,238,068	21,155,889	12/31/2012
12667GLE1	25,502,511	25,494,015		(8,496)	25,494,015	25,501,070	12/31/2012
12667GFB4	21,387,603	21,312,642		(74,961)	21,312,642	21,152,980	12/31/2012
12667GFB4	36,084,335	35,954,535		(129,801)	35,954,535	35,722,389	12/31/2012
12667GFT5	18,019,544	17,967,066		(52,478)	17,967,066	17,411,943	12/31/2012
12667GKE2	12,319,133	12,228,592		(90,541)	12,228,592	11,732,289	12/31/2012
12667GW74	17,197,784	17,116,368		(81,415)	17,116,368	17,207,247	12/31/2012
16162WNB1	16,063,625	15,997,434		(66,191)	15,997,434	16,615,012	12/31/2012
32051GP41	18,961,347	18,869,968		(91,380)	18,869,968	19,516,860	12/31/2012
36185MCL4	16,361,815	16,287,139		(74,677)	16,287,139	17,199,290	12/31/2012
45660LPD5	13,002,077	12,876,405		(125,672)	12,876,405	13,762,269	12/31/2012
32051G2J3	22,787,995	22,701,845		(86,150)	22,701,845	23,803,214	12/31/2012
761118PQ5	9,352,863	9,227,109		(125,753)	9,227,109	9,405,333	12/31/2012
94983SAV4	35,025,270	34,910,605		(114,665)	34,910,605	37,627,840	12/31/2012
46628YBK5	26,036,952	25,496,077		(540,875)	25,496,077	26,098,686	12/31/2012
94980SBJ3	18,710,250	18,680,668		(29,583)	18,680,668	19,942,220	12/31/2012
16163BAP9	26,448,642	26,434,293		(14,349)	26,434,293	28,096,744	12/31/2012
74957XAF2	29,231,293	29,047,907		(183,386)	29,047,907	29,954,055	12/31/2012
05950RAK5	26,012,709	26,010,415		(2,294)	26,010,415	26,702,848	12/31/2012
74958AAD6	13,562,315	13,561,271		(1,044)	13,561,271	13,521,848	12/31/2012
126694JS8	26,909,900	26,629,665		(280,235)	26,629,665	27,868,798	12/31/2012
170255AS2	12,597,571	12,538,204		(59,367)	12,538,204	12,552,376	12/31/2012
3622MPBE7	46,038,223	45,986,058		(52,165)	45,986,058	46,177,498	12/31/2012
52521RAS0	1,023,943	1,015,918		(8,025)	1,015,918	1,066,677	12/31/2012
12545CAU4	27,731,207	27,698,742		(32,465)	27,698,742	27,382,044	12/31/2012
17025TAV3	22,924,331	22,403,245		(521,085)	22,403,245	21,609,745	12/31/2012
74958AAD6	10,074,441	10,073,965		(475)	10,073,965	10,076,966	12/31/2012
12543XAD8	21,432,424	20,548,938		(883,487)	20,548,938	19,855,126	12/31/2012
12668AMH5	18,323,922	18,303,642		(20,280)	18,303,642	19,258,390	12/31/2012
126694RG5	10,464,244	9,560,577		(903,667)	9,560,577	10,077,874	12/31/2012
12669E4V5	8,031,392	7,241,681		(789,711)	7,241,681	6,096,282	12/31/2012
12669EL95	5,478,682	4,368,331		(1,110,352)	4,368,331	5,151,642	12/31/2012
31393YY41	16,257,654	14,541,582		(1,716,072)	14,541,582	9,047,635	12/31/2012

Single Premium Immediate Annuities ■ Statement of Additional Information	B-129

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668AAG0	$11,500,430	$11,492,959		$(7,471)	$11,492,959	$11,770,188	12/31/2012
12667GUG6	3,891,432	3,865,384		(26,048)	3,865,384	3,671,861	12/31/2012
05949TBF5	11,680,290	11,678,962		(1,328)	11,678,962	12,328,010	12/31/2012
12667FZM0	63,544	62,339		(1,205)	62,339	62,307	12/31/2012
03762AAG4	227,898	—	*	(227,898)	—	—	12/31/2012
03762CAE5	6,121,929	5,876,150		(245,779)	5,876,150	5,884,000	12/31/2012
05947U4P0	2,949,042	2,741,548		(207,494)	2,741,548	1,995,382	12/31/2012
05947UJV1	30,335	—	*	(30,335)	—	29,963	12/31/2012
059497AB3	7,752,053	6,933,890		(818,163)	6,933,890	3,776,352	12/31/2012
059500AG3	19,011,878	16,854,145		(2,157,733)	16,854,145	14,973,820	12/31/2012
05950WAN8	7,009,441	6,050,376		(959,065)	6,050,376	3,185,000	12/31/2012
05950WAP3	10,855,104	3,623,644		(7,231,460)	3,623,644	5,095,049	12/31/2012
07388YAW2	5,090,949	4,088,648		(1,002,301)	4,088,648	1,849,801	12/31/2012
07388YAY8	1,516,071	—	*	(1,516,071)	—	971,040	12/31/2012
20047QAM7	1,729,140	—	*	(1,729,140)	—	3,600,000	12/31/2012
20047QAN5	419,717	—	*	(419,717)	—	1,826,240	12/31/2012
20173QAH4	9,730,025	9,585,785		(144,240)	9,585,785	7,195,891	12/31/2012
20173QAH4	17,757,349	17,475,152		(282,197)	17,475,152	14,391,782	12/31/2012
22545DAH0	23,384,443	20,771,969		(2,612,474)	20,771,969	16,849,524	12/31/2012
22545DAJ6	8,867,304	1,590,040		(7,277,264)	1,590,040	5,575,138	12/31/2012
22545XAG8	2,823	—	*	(2,823)	—	50,483	12/31/2012
36159XAJ9	15,440,812	14,903,202		(537,609)	14,903,202	11,366,654	12/31/2012
36170UCQ2	35,672,163	32,619,590		(3,052,573)	32,619,590	18,250,000	12/31/2012
361849R53	6,075,708	5,372,014		(703,695)	5,372,014	2,377,467	12/31/2012
361849R61	2,352,237	218,575		(2,133,662)	218,575	3,294,488	12/31/2012
361849R79	30,956	—	*	(30,956)	—	1,421,647	12/31/2012
36228CXE8	9,984,962	6,046,672		(3,938,290)	6,046,672	2,328,359	12/31/2012
36228CYQ0	14,820,273	14,421,911		(398,362)	14,421,911	9,614,233	12/31/2012
396789KB4	9,468,217	8,525,091		(943,126)	8,525,091	4,777,602	12/31/2012
46625MKS7	831,176	435,220		(395,956)	435,220	12,160	12/31/2012
46625YNV1	18,573,254	16,975,608		(1,597,647)	16,975,608	6,636,547	12/31/2012
46625YQZ9	10,007,895	6,597,804		(3,410,091)	6,597,804	3,009,600	12/31/2012
46625YRB1	350,465	126,707		(223,757)	126,707	829,117	12/31/2012
46629YAQ2	30,773	10,676		(20,097)	10,676	604,920	12/31/2012
46630JAQ2	16,157,016	11,506,203		(4,650,813)	11,506,203	9,711,000	12/31/2012
46630JAS8	125,788	21,243		(104,545)	21,243	4,304,498	12/31/2012
46630VAL6	9,491,125	9,334,278		(156,847)	9,334,278	6,995,149	12/31/2012
46630VAP7	249,855	206,924		(42,930)	206,924	837,516	12/31/2012
46631BAK1	15,296,988	14,202,892		(1,094,096)	14,202,892	10,770,042	12/31/2012
46631BAK1	189,687	176,109		(13,578)	176,109	134,626	12/31/2012
46631BAK1	6,479,538	6,008,361		(471,177)	6,008,361	5,581,574	12/31/2012
50180JAG0	26,713,885	20,747,934		(5,965,951)	20,747,934	24,629,224	12/31/2012
55445RAP2	1,444,951	1,444,490		(461)	1,444,490	519,715	12/31/2012
59022HJS2	16,598,865	15,844,814		(754,051)	15,844,814	7,750,253	12/31/2012
59023BAK0	15,594,563	14,870,379		(724,184)	14,870,379	7,848,042	12/31/2012
59023BAM6	456,159	22,892		(433,266)	22,892	1,200,000	12/31/2012
59023BAN4	236,492	—	*	(236,492)	—	700,000	12/31/2012
60687UAM9	496,437	85,464		(410,973)	85,464	1,756,533	12/31/2012
617451CA5	5,239,631	550,331		(4,689,300)	550,331	2,824,626	12/31/2012
87246AAP3	13,693,565	6,311,284		(7,382,282)	6,311,284	7,349,800	12/31/2012
92978QAJ6	35,753	33,483		(2,270)	33,483	88,239	12/31/2012
760985YX3	5,766,943	5,223,161		(543,782)	5,223,161	972,301	12/31/2012
21075WBA2	330,564	330,360		(205)	330,360	324,870	12/31/2012
21075WBA2	330,564	330,360		(205)	330,360	324,870	12/31/2012
21075WBA2	578,488	578,130		(358)	578,130	568,523	12/31/2012

B-130	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668ASR7	$6,070,997	$6,069,630		$(1,367)	$6,069,630	$5,558,397	12/31/2012
75971EAF3	178,733	173,710		(5,022)	173,710	138,312	12/31/2012
75971EAF3	154,524	145,934		(8,589)	145,934	138,312	12/31/2012
05947US74	7,533,142	—	²	(3,642,339)	3,890,803	3,890,803	12/31/2012
07387BEK5	2,903,090	—	²	(439,254)	2,463,835	2,463,835	12/31/2012
07387BEN9	639,703	—	²	(39,654)	600,049	600,049	12/31/2012
07387BEP4	447,976	—	²	(165,005)	282,971	282,971	12/31/2012
226081AC1	4,082,719	—	²	(200,320)	3,882,398	3,882,398	12/31/2012
36828QSJ6	2,004,687	—	²	(343,137)	1,661,550	1,661,550	12/31/2012
46628FAU5	1,384,392	—	²	(634,392)	750,000	750,000	12/31/2012
52521TBJ5	3,980,813	—	²	(245,698)	3,735,114	3,735,114	12/31/2012
59023BAL8	1,843,085	—	²	(310,538)	1,532,547	1,532,547	12/31/2012
59025KAJ1	1,613,244	—	²	(859,494)	753,750	753,750	12/31/2012
92976BFZ0	1,232,012	—	²	(178,712)	1,053,300	1,053,300	12/31/2012
92976VAP3	9,585,403	—	²	(2,387,759)	7,197,643	7,197,643	12/31/2012
92976VAT5	5,983,169	—	²	(3,138,249)	2,844,920	2,844,920	12/31/2012
92977QAM0	2,091,944	—	²	(168,444)	1,923,500	1,923,500	12/31/2012
92977RAJ5	3,384,893	—	²	(225,851)	3,159,042	3,159,042	12/31/2012
92977RAK2	2,930,998	—	²	(393,144)	2,537,854	2,537,854	12/31/2012
52108RCB6	7,273,530	—	²	(993,267)	6,280,263	6,280,263	9/30/2012
52108RCD2	7,036,200	—	²	(778,673)	6,257,527	6,257,527	9/30/2012
52108RCF7	8,505,990	—	²	(598,352)	7,907,638	7,907,638	9/30/2012
07387BEK5	3,673,120	—	²	(770,030)	2,903,090	2,903,090	9/30/2012
362332AB4	22,910	—	²	(8)	22,902	22,902	9/30/2012
59025KAK8	3,892,690	—	²	(2,092,690)	1,800,000	1,800,000	9/30/2012
05947US74	13,833,368	—	²	(6,300,225)	7,533,142	7,533,142	9/30/2012
226081AB3	15,000,000	—	²	(3,750,000)	11,250,000	11,250,000	9/30/2012
226081AC1	13,471,331	—	²	(9,655,706)	3,815,625	3,815,625	9/30/2012
92976VAP3	14,617,299	—	²	(5,031,897)	9,585,403	9,585,403	9/30/2012
92976VAT5	9,438,823	—	²	(3,455,259)	5,983,564	5,983,564	9/30/2012
92977RAJ5	6,000,000	—	²	(2,615,107)	3,384,893	3,384,893	9/30/2012
92977RAK2	2,962,587	—	²	(15,634)	2,946,953	2,946,953	9/30/2012
52521TBJ5	4,212,500	—	²	(231,688)	3,980,813	3,980,813	9/30/2012
92976BHK1	5,000,000	—	²	(250,000)	4,750,000	4,750,000	9/30/2012
92978QAH0	12,770,554	—	²	(91,843)	12,678,711	12,678,711	9/30/2012
760985YY1	181,183	101,514		(79,669)	101,514	59,520	9/30/2012
36228CDP5	186,727	50,087		(136,640)	50,087	274,674	9/30/2012
74438WAM8	2,024,377	1,128,540		(895,837)	1,128,540	499,495	9/30/2012
74438WAN6	258,840	—	*	(258,840)	—	136,186	9/30/2012
46625MKS7	1,383,112	945,433		(437,679)	945,433	1,022,136	9/30/2012
22608SAD0	3,496,670	2,889,829		(606,841)	2,889,829	1,793,055	9/30/2012
36228CTS2	4,980,349	3,430,037		(1,550,312)	3,430,037	3,427,190	9/30/2012
46625YBP7	3,000,000	628,747		(2,371,253)	628,747	1,881,730	9/30/2012
03927PAF5	3,032,033	2,246,244		(785,789)	2,246,244	287,500	9/30/2012
05947UVY1	1,571,823	39,034		(1,532,789)	39,034	238,998	9/30/2012
05947UVZ8	66,087	—	*	(66,087)	—	112,082	9/30/2012
61745MX57	107,551	—	*	(107,551)	—	900,000	9/30/2012
396789KB4	10,005,101	9,468,217		(536,884)	9,468,217	3,612,568	9/30/2012
36828QLB0	4,963,498	3,486,452		(1,477,046)	3,486,452	2,686,850	9/30/2012
225458DT2	2,912,471	2,450,756		(461,715)	2,450,756	1,010,946	9/30/2012
05947UE38	7,034,752	2,712,720		(4,322,032)	2,712,720	3,971,018	9/30/2012
46625YRB1	843,417	428,226		(415,191)	428,226	850,172	9/30/2012
617451CA5	5,400,204	5,259,032		(141,171)	5,259,032	4,201,139	9/30/2012
92976BBU5	12,453,625	10,172,078		(2,281,548)	10,172,078	8,361,740	9/30/2012
36228CYQ0	16,065,836	15,584,903		(480,932)	15,584,903	10,121,393	9/30/2012

Single Premium Immediate Annuities ■ Statement of Additional Information	B-131

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
60687UAL1	$13,921,385	$11,975,176		$(1,946,209)	$11,975,176	$7,827,095	9/30/2012
36298JAA1	13,518,623	12,387,384		(1,131,238)	12,387,384	6,794,469	9/30/2012
36298JAC7	638,504	552,610		(85,894)	552,610	750,000	9/30/2012
059500AG3	21,252,478	19,096,945		(2,155,533)	19,096,945	14,201,475	9/30/2012
05950WAP3	11,102,176	10,946,184		(155,992)	10,946,184	6,280,871	9/30/2012
46630AAC2	32,356	—	*	(32,356)	—	245,000	9/30/2012
46629PAU2	55,668	—	*	(55,668)	—	671,722	9/30/2012
03762AAD1	2,070,311	691,485		(1,378,826)	691,485	792,000	9/30/2012
03762AAG4	705,549	227,898		(477,651)	227,898	782,100	9/30/2012
03762AAB5	10,000,000	8,495,870		(1,504,130)	8,495,870	3,661,000	9/30/2012
059497AC1	6,751,050	1,401,262		(5,349,788)	1,401,262	3,330,375	9/30/2012
059497AB3	10,014,746	7,773,948		(2,240,798)	7,773,948	4,217,178	9/30/2012
46629YAM1	1,591,997	1,464,468		(127,529)	1,464,468	6,100,464	9/30/2012
46630JAQ2	28,701,207	16,352,163		(12,349,044)	16,352,163	11,846,670	9/30/2012
46630JAS8	1,358,223	263,088		(1,095,135)	263,088	3,833,752	9/30/2012
46630JAU3	796,860	—	*	(796,860)	—	3,426,728	9/30/2012
03762CAE5	7,899,640	6,302,526		(1,597,114)	6,302,526	4,174,000	9/30/2012
50180JAG0	27,846,206	26,702,291		(1,143,915)	26,702,291	23,479,292	9/30/2012
36159XAJ9	16,578,143	15,303,623		(1,274,520)	15,303,623	10,747,086	9/30/2012
46630VAP7	364,698	273,752		(90,946)	273,752	917,117	9/30/2012
46630VAL6	9,680,971	9,492,295		(188,676)	9,492,295	7,140,655	9/30/2012
46631BAK1	19,828,259	15,354,756		(4,473,503)	15,354,756	10,210,292	9/30/2012
46631BAK1	246,192	190,355		(55,837)	190,355	127,629	9/30/2012
073945AN7	3,349,603	3,340,825		(8,778)	3,340,825	2,143,249	9/30/2012
07401DAM3	543,917	512,077		(31,840)	512,077	1,332,471	9/30/2012
07401DAL5	3,205,946	1,369,715		(1,836,230)	1,369,715	2,279,573	9/30/2012
20173QAH4	18,126,485	17,709,384		(417,101)	17,709,384	13,404,050	9/30/2012
36298JAA1	4,953,946	4,432,530		(521,416)	4,432,530	3,397,235	9/30/2012
46631BAK1	8,687,523	6,465,290		(2,222,233)	6,465,290	5,291,484	9/30/2012
22545XAG8	7,233	3,197		(4,036)	3,197	50,661	9/30/2012
92978QAJ6	35,788	34,726		(1,062)	34,726	60,350	9/30/2012
76110HNP0	5,711,479	5,597,608		(113,871)	5,597,608	5,088,171	9/30/2012
76110HNQ8	939,744	784,603		(155,141)	784,603	1,624,425	9/30/2012
76110HSG5	4,784,648	4,704,671		(79,977)	4,704,671	3,965,517	9/30/2012
05949AA75	3,756	1,775		(1,982)	1,775	18	9/30/2012
12667F7D1	21,368,878	21,299,548		(69,330)	21,299,548	21,382,779	9/30/2012
05949AM31	10,620	5,176		(5,444)	5,176	16	9/30/2012
12667GLE1	26,270,946	26,269,408		(1,538)	26,269,408	26,109,807	9/30/2012
76110HX87	20,018,524	19,892,624		(125,900)	19,892,624	18,027,090	9/30/2012
36185MCL4	17,224,540	16,897,255		(327,284)	16,897,255	17,561,933	9/30/2012
45660LPD5	13,145,993	13,006,371		(139,622)	13,006,371	12,226,110	9/30/2012
46628YBK5	27,191,791	27,156,857		(34,934)	27,156,857	27,044,981	9/30/2012
12670AAF8	43,552,511	43,399,026		(153,484)	43,399,026	46,962,161	9/30/2012
74957XAF2	31,083,799	30,828,996		(254,803)	30,828,996	31,789,302	9/30/2012
32052RAM2	14,588,455	14,544,599		(43,856)	14,544,599	15,139,019	9/30/2012
126694JS8	27,122,828	26,913,623		(209,205)	26,913,623	25,906,883	9/30/2012
94985RAP7	52,087,124	51,334,880		(752,244)	51,334,880	53,016,835	9/30/2012
12544LAK7	25,041,260	24,756,837		(284,423)	24,756,837	25,722,450	9/30/2012
94986AAC2	64,950,599	64,501,927		(448,673)	64,501,927	67,306,573	9/30/2012
17025TAV3	24,331,902	24,110,703		(221,199)	24,110,703	23,052,343	9/30/2012
12543XAD8	22,898,163	22,709,910		(188,253)	22,709,910	20,787,558	9/30/2012
94986AAC2	17,361,890	17,241,741		(120,149)	17,241,741	17,948,419	9/30/2012
94986AAC2	17,479,707	17,358,241		(121,466)	17,358,241	17,948,420	9/30/2012
36185MEG3	13,162,042	13,074,938		(87,104)	13,074,938	13,572,045	9/30/2012
126694HK7	14,755,000	14,751,299		(3,701)	14,751,299	14,800,111	9/30/2012

B-132	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668AAG0	$11,890,062	$11,875,532		$(14,530)	$11,875,532	$12,234,209	9/30/2012
94985WAP6	17,801,544	17,775,401		(26,143)	17,775,401	19,113,338	9/30/2012
02660TFM0	8,764,781	8,490,531		(274,250)	8,490,531	7,815,110	6/30/2012
03762AAD1	3,000,000	2,070,658		(929,342)	2,070,658	627,300	6/30/2012
03762AAG4	732,293	713,685		(18,608)	713,685	615,300	6/30/2012
03762CAE5	13,386,226	8,066,318		(5,319,908)	8,066,318	4,070,000	6/30/2012
05947UJT6	333,793	161,142		(172,651)	161,142	203,465	6/30/2012
05947UVY1	1,599,128	1,566,502		(32,626)	1,566,502	226,063	6/30/2012
05947UVZ8	269,262	66,087		(203,175)	66,087	98,240	6/30/2012
059497AC1	6,882,997	6,790,028		(92,969)	6,790,028	3,195,858	6/30/2012
05949AM31	69,991	11,759		(58,232)	11,759	14,102	6/30/2012
05949TBF5	13,416,592	13,381,246		(35,346)	13,381,246	13,169,015	6/30/2012
059500AG3	21,758,948	21,308,270		(450,678)	21,308,270	14,328,513	6/30/2012
07387BEP4	624,641	—²		(176,666)	447,975	447,975	6/30/2012
07388VAK4	6,268,615	5,189,700		(1,078,915)	5,189,700	3,535,050	6/30/2012
07388YAY8	3,071,222	1,647,280		(1,423,942)	1,647,280	1,037,102	6/30/2012
12543UAD4	39,574,526	39,271,273		(303,253)	39,271,273	36,661,882	6/30/2012
12543UAE2	13,538,330	13,435,251		(103,079)	13,435,251	12,259,932	6/30/2012
12543XAD8	23,507,632	23,453,737		(53,895)	23,453,737	36,034,925	6/30/2012
12544LAK7	26,536,539	26,356,049		(180,490)	26,356,049	25,546,974	6/30/2012
12545CAU4	31,822,762	31,653,395		(169,367)	31,653,395	27,601,525	6/30/2012
12667F5J0	18,034,912	18,016,016		(18,896)	18,016,016	16,552,489	6/30/2012
12667F7D1	22,124,421	21,891,922		(232,499)	21,891,922	20,175,469	6/30/2012
12667FYZ2	5,502,617	4,754,121		(748,496)	4,754,121	4,238,121	6/30/2012
12667GJG9	14,727,772	14,656,762		(71,010)	14,656,762	13,588,948	6/30/2012
12667GUG6	4,282,494	4,260,951		(21,543)	4,260,951	3,724,620	6/30/2012
12668AMH5	19,674,993	19,548,716		(126,277)	19,548,716	18,927,047	6/30/2012
126694AJ7	12,185,170	12,139,150		(46,020)	12,139,150	12,112,013	6/30/2012
126694HK7	15,413,291	15,408,676		(4,615)	15,408,676	14,763,735	6/30/2012
12669E4V5	8,677,291	8,398,456		(278,835)	8,398,456	6,329,948	6/30/2012
12669E4W3	827,218	710,891		(116,327)	710,891	1,481,742	6/30/2012
12670AAF8	43,653,801	43,625,231		(28,570)	43,625,231	40,584,922	6/30/2012
161546HW9	1,428,176	1,222,970		(205,206)	1,222,970	883,174	6/30/2012
161631AV8	36,435,316	36,263,948		(171,368)	36,263,948	34,218,930	6/30/2012
173105AA5	17,142,048	16,797,397		(344,651)	16,797,397	33,111,915	6/30/2012
17310MAQ3	3,919,074	—	²	(1,219,074)	2,700,000	2,700,000	6/30/2012
20173QAH4	28,595,882	27,813,175		(782,707)	27,813,175	19,246,290	6/30/2012
20173QAJ0	5,195,041	1,048,206		(4,146,835)	1,048,206	3,919,043	6/30/2012
21075WCJ2	689,534	668,529		(21,005)	668,529	680,333	6/30/2012
22545DAL1	6,142,839	2,050,893		(4,091,946)	2,050,893	7,216,425	6/30/2012
294751CU4	3,709,178	3,535,031		(174,147)	3,535,031	1,236,565	6/30/2012
32051G2J3	22,125,739	22,068,221		(57,518)	22,068,221	20,845,273	6/30/2012
36159XAJ9	17,018,696	16,460,720		(557,976)	16,460,720	8,713,825	6/30/2012
36170UCQ2	44,552,307	36,154,605		(8,397,702)	36,154,605	17,500,000	6/30/2012
361849N57	802,325	—	*	(802,325)	—	744,201	6/30/2012
36185MCL4	17,612,466	17,551,971		(60,495)	17,551,971	17,090,566	6/30/2012
36228CYQ0	16,361,418	16,161,689		(199,729)	16,161,689	8,707,039	6/30/2012
362332AM0	3,059,858	959,189		(2,100,669)	959,189	2,506,580	6/30/2012
362334ME1	18,227,822	18,002,987		(224,835)	18,002,987	14,110,138	6/30/2012
362334NC4	13,367,859	13,287,718		(80,141)	13,287,718	11,183,957	6/30/2012
362334QC1	7,226,782	7,163,560		(63,222)	7,163,560	6,660,052	6/30/2012
362669AQ6	9,257,495	9,153,232		(104,263)	9,153,232	8,347,214	6/30/2012
36828QSD9	10,768,000	1,605,187		(9,162,813)	1,605,187	5,572,894	6/30/2012
36828QSG2	6,508,662	137,078		(6,371,584)	137,078	2,567,984	6/30/2012
36828QSJ6	2,774,793	—	²	(770,106)	2,004,687	2,004,687	6/30/2012

Single Premium Immediate Annuities ■ Statement of Additional Information	B-133

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
396789KD0	$17,330,831	$1,791,128		$(15,539,703)	$1,791,128	$6,222,195	6/30/2012
396789KF5	1,808,508	—	*	(1,808,508)	—	1,322,525	6/30/2012
46625M2U2	1,625,716	988,294		(637,422)	988,294	342,628	6/30/2012
46625M2W8	46,102	34,313		(11,789)	34,313	262,896	6/30/2012
46625M7A1	3,973,461	3,950,819		(22,642)	3,950,819	3,084,394	6/30/2012
46628YBK5	27,654,943	27,440,030		(214,913)	27,440,030	25,104,306	6/30/2012
46629YAM1	2,065,423	1,849,348		(216,075)	1,849,348	6,652,180	6/30/2012
46629YAQ2	301,597	169,683		(131,914)	169,683	1,470,561	6/30/2012
46630VAL6	9,962,086	9,687,361		(274,725)	9,687,361	6,205,905	6/30/2012
46630VAP7	408,455	402,703		(5,752)	402,703	805,004	6/30/2012
50180JAG0	28,518,446	27,858,023		(660,423)	27,858,023	17,988,016	6/30/2012
52108MFL2	6,605,647	—	*	(6,605,647)	—	—	6/30/2012
52108MGC1	301,251	49,464		(251,787)	49,464	1,297,545	6/30/2012
52521RAS0	1,218,037	1,194,917		(23,120)	1,194,917	1,048,377	6/30/2012
59022HJU7	4,747,531	—	²	(1,351,921)	3,395,610	3,395,610	6/30/2012
59023BAM6	708,422	573,302		(135,120)	573,302	1,785,000	6/30/2012
59025KAJ1	1,697,124	—	²	(83,880)	1,613,244	1,613,244	6/30/2012
60688BAJ7	5,007,661	2,134,082		(2,873,579)	2,134,082	3,686,745	6/30/2012
617451CA5	6,470,895	5,418,314		(1,052,581)	5,418,314	3,912,764	6/30/2012
61746WE63	4,651,559	4,604,203		(47,356)	4,604,203	4,885,124	6/30/2012
61749EAE7	14,847,546	14,664,566		(182,980)	14,664,566	10,935,944	6/30/2012
69348HBT4	7,172,713	6,127,145		(1,045,568)	6,127,145	3,712,325	6/30/2012
74957XAF2	32,950,482	32,583,221		(367,261)	32,583,221	31,024,384	6/30/2012
759950GW2	9,351,642	9,055,718		(295,924)	9,055,718	6,203,439	6/30/2012
76110HHA0	7,116,124	6,558,105		(558,019)	6,558,105	6,268,723	6/30/2012
76110HNP0	5,934,416	5,878,642		(55,774)	5,878,642	5,276,482	6/30/2012
76110HNQ8	1,226,566	1,042,805		(183,761)	1,042,805	1,774,406	6/30/2012
76110WSF4	17,641,233	17,309,813		(331,420)	17,309,813	11,191,205	6/30/2012
76110WUL8	14,244,163	14,027,280		(216,883)	14,027,280	6,271,425	6/30/2012
92976BFY3	3,319,962	1,219,737		(2,100,225)	1,219,737	1,763,955	6/30/2012
92976VAT5	9,621,082	9,439,768		(181,314)	9,439,768	5,365,926	6/30/2012
92977QAK4	15,799,000	1,973,805		(13,825,195)	1,973,805	8,124,154	6/30/2012
92977RAK2	3,466,430	2,993,262		(473,168)	2,993,262	2,781,045	6/30/2012
94983SAV4	38,041,925	37,644,570		(397,355)	37,644,570	38,512,520	6/30/2012
94984AAG5	12,413,456	12,319,157		(94,299)	12,319,157	12,838,872	6/30/2012
94984AAR1	28,427,701	28,371,263		(56,438)	28,371,263	28,211,100	6/30/2012
94984AAS9	8,624,337	8,616,700		(7,637)	8,616,700	37,964,026	6/30/2012
94985LAF2	34,434,188	33,847,092		(587,096)	33,847,092	34,348,347	6/30/2012
94986AAC2	104,712,867	104,446,017		(266,850)	104,446,017	103,707,609	6/30/2012
03927PAF5	4,097,319	3,075,581		(1,021,738)	3,075,581	400,000	3/31/2012
03927PAH1	170,912	—	*	(170,912)	—	15,000	3/31/2012
03927PAG3	116,319	—	*	(116,319)	—	7,500	3/31/2012
05947UVY1	1,730,975	1,599,128		(131,847)	1,599,128	248,170	3/31/2012
059500AG3	23,991,105	21,807,242		(2,183,863)	21,807,242	14,344,230	3/31/2012
059497AC1	7,619,871	6,753,523		(866,348)	6,753,523	4,931,900	3/31/2012
07388YAY8	3,698,308	3,098,266		(600,042)	3,098,266	1,286,326	3/31/2012
07401DAL5	4,321,838	3,267,944		(1,053,894)	3,267,944	2,103,813	3/31/2012
07401DAN1	1,308,341	1,073,000		(235,341)	1,073,000	2,934,595	3/31/2012
07401DAM3	650,208	636,894		(13,314)	636,894	1,225,088	3/31/2012
17310MAS9	139,557	—	*	(139,557)	—	400,000	3/31/2012
17310MAL4	809,483	701,618		(107,865)	701,618	1,614,784	3/31/2012
226081AC1	15,000,000	13,196,967		(1,803,033)	13,196,967	3,750,000	3/31/2012
22545XAG8	9,418	8,641		(777)	8,641	45,569	3/31/2012
396789KF5	2,750,861	1,808,508		(942,353)	1,808,508	2,006,085	3/31/2012
36828QSG2	8,886,034	6,609,165		(2,276,869)	6,609,165	2,511,126	3/31/2012

B-134	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
36159XAJ9	$18,075,726	$16,999,560	$(1,076,166)	$16,999,560	$9,429,960	3/31/2012
36170UCQ2	50,006,750	44,638,189	(5,368,561)	44,638,189	18,500,000	3/31/2012
361849N57	2,498,005	932,692	(1,565,313)	932,692	1,064,682	3/31/2012
36228CYQ0	17,139,723	16,591,446	(548,277)	16,591,446	10,480,774	3/31/2012
362332AM0	4,193,532	3,211,574	(981,958)	3,211,574	2,501,155	3/31/2012
36298JAA1	19,270,136	18,645,869	(624,267)	18,645,869	9,024,418	3/31/2012
46625M2W8	718,878	80,154	(638,724)	80,154	544,649	3/31/2012
46625M2U2	1,933,117	1,650,190	(282,927)	1,650,190	839,863	3/31/2012
46625YRB1	1,552,608	849,009	(703,599)	849,009	872,913	3/31/2012
46629PAG3	1,923,444	629,946	(1,293,498)	629,946	1,972,653	3/31/2012
46629PAU2	252,381	109,816	(142,565)	109,816	420,000	3/31/2012
46630AAC2	135,940	113,054	(22,886)	113,054	507,500	3/31/2012
46629YAM1	2,722,648	2,316,128	(406,520)	2,316,128	6,841,688	3/31/2012
46629YAQ2	403,667	368,342	(35,325)	368,342	1,435,833	3/31/2012
46630VAP7	503,239	445,838	(57,401)	445,838	860,255	3/31/2012
50180JAG0	29,421,933	28,528,328	(893,605)	28,528,328	22,288,749	3/31/2012
60687UAL1	18,630,039	14,068,393	(4,561,646)	14,068,393	6,703,769	3/31/2012
60687UAM9	1,211,212	719,541	(491,671)	719,541	1,425,431	3/31/2012
55312TAG8	15,993,661	11,729,221	(4,264,440)	11,729,221	11,710,318	3/31/2012
59022HJS2	19,602,631	16,750,885	(2,851,746)	16,750,885	10,924,354	3/31/2012
59023BAM6	852,744	777,989	(74,755)	777,989	1,815,000	3/31/2012
61746WE63	5,223,712	4,558,844	(664,868)	4,558,844	4,756,946	3/31/2012
03762AAG4	1,927,848	781,662	(1,146,186)	781,662	817,800	3/31/2012
03762CAE5	15,300,852	13,477,162	(1,823,690)	13,477,162	5,274,000	3/31/2012
69348HBT4	11,257,496	10,736,009	(521,487)	10,736,009	6,011,014	3/31/2012
92976BFY3	5,004,685	3,345,962	(1,658,723)	3,345,962	2,633,728	3/31/2012
92976BFZ0	1,944,020	1,339,186	(604,834)	1,339,186	4,643,300	3/31/2012
92977RAK2	3,899,093	3,504,932	(394,161)	3,504,932	2,633,330	3/31/2012
93934DAQ0	157,705	154,642	(3,063)	154,642	154,371	3/31/2012
02660TFM0	8,915,850	8,781,984	(133,866)	8,781,984	6,462,980	3/31/2012
294751CU4	3,777,924	3,709,800	(68,124)	3,709,800	1,329,517	3/31/2012
05948KP37	9,696,291	9,372,211	(324,080)	9,372,211	8,247,443	3/31/2012
05949TBF5	14,080,977	14,060,674	(20,303)	14,060,674	13,860,502	3/31/2012
05949YAC2	11,181,786	11,077,225	(104,561)	11,077,225	10,681,716	3/31/2012
12543UAD4	39,803,535	39,656,412	(147,123)	39,656,412	36,063,504	3/31/2012
12543UAE2	13,826,679	13,787,864	(38,815)	13,787,864	12,368,960	3/31/2012
12543XAD8	23,845,753	23,783,722	(62,031)	23,783,722	38,733,966	3/31/2012
12544AAC9	46,211,075	45,875,845	(335,230)	45,875,845	43,857,150	3/31/2012
12545CAU4	33,345,918	32,943,812	(402,106)	32,943,812	30,068,254	3/31/2012
12566RAG6	32,645,165	31,609,034	(1,036,131)	31,609,034	26,651,272	3/31/2012
12667F5J0	18,496,365	18,415,016	(81,349)	18,415,016	17,036,641	3/31/2012
12667FYZ2	6,127,484	5,924,528	(202,956)	5,924,528	5,268,084	3/31/2012
12667GBA0	40,470,851	40,460,359	(10,492)	40,460,359	57,575,147	3/31/2012
12667GFB4	61,503,248	61,358,880	(144,368)	61,358,880	57,438,367	3/31/2012
12667GQA4	20,297,838	20,035,772	(262,066)	20,035,772	18,409,732	3/31/2012
12668AAG0	12,666,531	12,533,282	(133,249)	12,533,282	11,896,006	3/31/2012
12668AMH5	20,094,299	20,089,659	(4,640)	20,089,659	18,723,757	3/31/2012
126694XQ6	29,628,767	28,997,984	(630,783)	28,997,984	28,753,277	3/31/2012
12669EL95	6,892,323	6,107,068	(785,255)	6,107,068	5,962,426	3/31/2012
12669YAF9	17,415,527	17,368,357	(47,170)	17,368,357	15,276,915	3/31/2012
12670AAF8	43,931,290	43,723,746	(207,544)	43,723,746	40,497,490	3/31/2012
16163BAP9	26,828,880	26,583,068	(245,812)	26,583,068	23,883,701	3/31/2012
173105AA5	17,849,631	17,295,350	(554,281)	17,295,350	33,649,187	3/31/2012
32051G2J3	21,836,523	21,773,507	(63,016)	21,773,507	18,982,238	3/31/2012
32051GN35	24,404,858	24,072,518	(332,340)	24,072,518	23,374,393	3/31/2012

Single Premium Immediate Annuities ■ Statement of Additional Information	B-135

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
32051GP41	$19,237,781	$18,976,918		$(260,863)	$18,976,918	$18,191,200	3/31/2012
32051GVL6	22,734,824	22,500,748		(234,076)	22,500,748	21,047,581	3/31/2012
32052RAM2	17,650,370	17,527,669		(122,701)	17,527,669	16,629,858	3/31/2012
36185MCL4	18,070,244	17,926,899		(143,345)	17,926,899	17,299,053	3/31/2012
52521RAS0	1,457,118	1,341,799		(115,319)	1,341,799	1,230,650	3/31/2012
576434FV1	3,535,359	2,733,022		(802,337)	2,733,022	2,421,774	3/31/2012
576434SW5	5,935,941	5,224,519		(711,422)	5,224,519	4,132,898	3/31/2012
74951PCY2	815,537	624,580		(190,957)	624,580	419,838	3/31/2012
74957EAE7	16,268,852	16,213,191		(55,661)	16,213,191	15,099,680	3/31/2012
74957EAF4	33,400,652	33,205,596		(195,056)	33,205,596	30,244,486	3/31/2012
74957VAQ2	17,998,524	17,959,283		(39,241)	17,959,283	16,492,900	3/31/2012
74957XAF2	34,181,152	34,157,387		(23,765)	34,157,387	32,241,167	3/31/2012
76110HHA0	7,430,484	7,410,160		(20,324)	7,410,160	6,546,208	3/31/2012
76110HNQ8	2,175,407	1,304,971		(870,436)	1,304,971	1,962,670	3/31/2012
76110HX87	20,920,644	20,909,644		(11,000)	20,909,644	17,159,174	3/31/2012
761118PQ5	10,370,246	10,320,154		(50,092)	10,320,154	9,168,236	3/31/2012
86359BFG1	1,354,808	772,407		(582,401)	772,407	614,009	3/31/2012
94980SAS4	37,327,551	37,125,634		(201,917)	37,125,634	38,290,480	3/31/2012
94980SBJ3	18,809,209	18,676,165		(133,044)	18,676,165	19,090,280	3/31/2012
949837CC0	24,318,442	24,094,300		(224,142)	24,094,300	23,330,721	3/31/2012
94983SAV4	38,865,634	38,006,398		(859,236)	38,006,398	38,594,720	3/31/2012
94984AAG5	12,688,720	12,406,546		(282,174)	12,406,546	12,886,206	3/31/2012
94984FAR0	32,918,269	32,847,539		(70,730)	32,847,539	51,109,162	3/31/2012
94984HAC9	35,234,983	34,945,769		(289,214)	34,945,769	43,293,935	3/31/2012
94984JAE1	48,737,842	48,475,543		(262,299)	48,475,543	47,664,691	3/31/2012
94985LAF2	37,123,314	36,283,916		(839,398)	36,283,916	36,668,371	3/31/2012
52108RCH3	7,597,426	—	²	(1,731,676)	5,865,750	5,865,750	3/31/2012
36828QSJ6	4,267,678	—	²	(1,492,886)	2,774,792	2,774,792	3/31/2012
52108RCF7	9,530,616	—	²	(1,024,626)	8,505,990	8,505,990	3/31/2012
92976BBV3	10,142,088	—	²	(797,059)	9,345,029	9,345,029	3/31/2012
52108RCD2	7,647,568	—	²	(611,369)	7,036,199	7,036,199	3/31/2012
07387BEN9	1,151,438	—	²	(511,735)	639,703	639,703	3/31/2012
52108RBX9	9,752,984	—	²	(417,859)	9,335,125	9,335,125	3/31/2012
52108RCB6	7,690,609	—	²	(417,080)	7,273,529	7,273,529	3/31/2012
52108RBZ4	9,672,215	—	²	(385,016)	9,287,199	9,287,199	3/31/2012
46628FAU5	1,464,501	—	²	(80,110)	1,384,391	1,384,391	3/31/2012
59025KAJ1	1,771,647	—	²	(74,524)	1,697,123	1,697,123	3/31/2012
17310MAQ3	3,988,101	—	²	(69,027)	3,919,074	3,919,074	3/31/2012
004421MW0	22,591,560	22,415,344		(176,216)	22,415,344	16,999,971	12/31/2011
12668ASQ9	15,553,893	15,403,907		(149,986)	15,403,907	13,365,858	12/31/2011
12668ASR7	6,286,385	6,153,807		(132,578)	6,153,807	4,577,427	12/31/2011
161546FJ0	2,543,448	2,503,870		(39,578)	2,503,870	1,341,142	12/31/2011
21075WBA2	1,428,491	1,374,301		(54,190)	1,374,301	1,347,187	12/31/2011
21075WCJ2	742,471	723,050		(19,421)	723,050	706,888	12/31/2011
22541S5T1	4,997,995	4,717,562		(280,433)	4,717,562	2,578,420	12/31/2011
251511AC5	13,001,316	12,456,530		(544,786)	12,456,530	11,115,631	12/31/2011
294751BQ4	1,400,662	1,130,716		(269,946)	1,130,716	596,090	12/31/2011
294751BY7	2,303,908	2,083,863		(220,045)	2,083,863	1,362,934	12/31/2011
294751FC1	424,059	245,031		(179,028)	245,031	481,165	12/31/2011
3622ELAD8	34,344,829	32,885,188		(1,459,641)	32,885,188	26,326,768	12/31/2011
61749EAE7	15,855,707	15,621,821		(233,886)	15,621,821	11,248,225	12/31/2011
75971EAF3	353,565	337,595		(15,970)	337,595	198,481	12/31/2011
760985YY1	260,203	217,084		(43,119)	217,084	99,483	12/31/2011
03762CAE5	19,030,571	15,365,581		(3,664,990)	15,365,581	4,324,000	12/31/2011
059500AG3	25,048,068	24,002,215		(1,045,853)	24,002,215	13,928,185	12/31/2011

B-136	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05950WAP3	$17,080,256	$11,361,761		$(5,718,495)	$11,361,761	$10,205,143	12/31/2011
05950XAJ5	19,827,696	19,777,781		(49,915)	19,777,781	11,880,270	12/31/2011
07388YAY8	5,637,345	3,777,667		(1,859,678)	3,777,667	2,174,987	12/31/2011
07388YBA9	2,111,151	—	*	(2,111,151)	—	1,489,308	12/31/2011
07401DAL5	5,422,242	4,332,442		(1,089,800)	4,332,442	2,849,643	12/31/2011
07401DAM3	2,052,629	694,611		(1,358,018)	694,611	1,570,166	12/31/2011
17310MAL4	2,234,420	872,009		(1,362,411)	872,009	1,573,349	12/31/2011
17310MAS9	162,759	139,556		(23,203)	139,556	720,000	12/31/2011
20047QAM7	2,058,527	2,001,047		(57,480)	2,001,047	8,316,304	12/31/2011
225458VV7	10,008,698	9,869,824		(138,874)	9,869,824	6,488,972	12/31/2011
225458VY1	1,871,162	931,334		(939,828)	931,334	838,537	12/31/2011
22545XAG8	20,411	10,369		(10,042)	10,369	40,301	12/31/2011
36159XAJ9	18,258,715	18,091,151		(167,564)	18,091,151	8,454,269	12/31/2011
36228CWB5	25,278,369	22,690,676		(2,587,693)	22,690,676	14,480,243	12/31/2011
396789KF5	2,814,647	2,770,038		(44,609)	2,770,038	1,782,400	12/31/2011
46625M2Y4	90,542	—	*	(90,542)	—	325,809	12/31/2011
46625M7A1	6,030,156	4,030,987		(1,999,169)	4,030,987	917,897	12/31/2011
46625MQ77	115,005	—	*	(115,005)	—	183,273	12/31/2011
46625YA60	269,520	266,222		(3,298)	266,222	1,204,869	12/31/2011
46630VAP7	786,932	538,761		(248,171)	538,761	1,208,319	12/31/2011
50180JAG0	31,643,343	29,504,194		(2,139,149)	29,504,194	17,105,627	12/31/2011
60687UAL1	19,129,917	18,630,476		(499,441)	18,630,476	9,338,153	12/31/2011
60687UAM9	1,995,422	1,274,639		(720,783)	1,274,639	1,860,876	12/31/2011
69348HBT4	11,973,543	11,186,588		(786,955)	11,186,588	5,836,449	12/31/2011
74438WAN6	305,442	258,839		(46,603)	258,839	187,853	12/31/2011
92976BFZ0	8,536,283	2,040,473		(6,495,810)	2,040,473	4,295,675	12/31/2011
92976BGE6	653,988	544,541		(109,447)	544,541	1,444,195	12/31/2011
92976VAT5	9,903,330	9,618,391		(284,939)	9,618,391	5,811,388	12/31/2011
92977QAM0	8,175,546	2,091,944		(6,083,602)	2,091,944	10,268,650	12/31/2011
92977QAP3	895,885	374,432		(521,453)	374,432	5,627,130	12/31/2011
92978TAM3	1,943,041	—	*	(1,943,041)	—	7,411,617	12/31/2011
05948KKZ1	3,497,270	3,182,834		(314,436)	3,182,834	2,371,208	12/31/2011
05949AA67	1,128,478	1,081,178		(47,300)	1,081,178	2,746,501	12/31/2011
05949AM31	76,222	69,991		(6,231)	69,991	52,033	12/31/2011
12669E4V5	9,046,295	8,974,503		(71,792)	8,974,503	6,551,168	12/31/2011
12669E4W3	1,566,728	1,061,141		(505,587)	1,061,141	1,580,772	12/31/2011
12669EL95	7,358,570	7,002,255		(356,315)	7,002,255	6,085,718	12/31/2011
12669EWY8	7,947,570	7,392,317		(555,253)	7,392,317	5,713,418	12/31/2011
12669EWZ5	757,315	705,056		(52,259)	705,056	1,711,058	12/31/2011
22541SVH8	5,026,531	4,205,902		(820,629)	4,205,902	3,273,345	12/31/2011
251510ET6	2,308,450	1,587,724		(720,726)	1,587,724	2,663,480	12/31/2011
32051GDH5	1,261,349	950,225		(311,124)	950,225	885,279	12/31/2011
36185NJ50	1,643,240	1,582,400		(60,840)	1,582,400	1,394,056	12/31/2011
36185NW55	1,438,957	1,379,484		(59,473)	1,379,484	1,144,329	12/31/2011
74951PEA2	265,968	219,733		(46,235)	219,733	334,464	12/31/2011
7609856L0	3,647,060	3,197,376		(449,684)	3,197,376	2,937,238	12/31/2011
76110HHA0	7,821,928	7,732,724		(89,204)	7,732,724	6,833,214	12/31/2011
76110HSG5	5,335,610	5,214,665		(120,945)	5,214,665	5,207,641	12/31/2011
05949TBF5	14,539,522	14,376,599		(162,923)	14,376,599	13,957,421	12/31/2011
12667GUG6	4,686,673	4,579,177		(107,496)	4,579,177	4,302,914	12/31/2011
32051G2H7	9,425,438	9,061,820		(363,618)	9,061,820	8,061,549	12/31/2011
32051GN35	25,013,674	24,819,498		(194,176)	24,819,498	23,227,400	12/31/2011
32051GNS0	2,830,893	2,415,871		(415,022)	2,415,871	5,504,762	12/31/2011
32051GSQ9	6,940,626	6,588,863		(351,763)	6,588,863	12,743,891	12/31/2011
92977YBQ3	8,053,327	7,203,202		(850,125)	7,203,202	9,640,415	12/31/2011

Single Premium Immediate Annuities ■ Statement of Additional Information	B-137

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94985JCA6	$28,110,187	$27,677,160	$(433,027)	$27,677,160	$26,444,910	12/31/2011
32051GP41	19,478,025	19,238,580	(239,445)	19,238,580	17,501,620	12/31/2011
949837AF5	68,067,065	67,125,276	(941,789)	67,125,276	63,007,793	12/31/2011
94984HAC9	35,382,919	35,259,321	(123,598)	35,259,321	44,366,701	12/31/2011
94985WAP6	19,305,817	19,109,418	(196,399)	19,109,418	18,637,274	12/31/2011
05949YAC2	11,697,309	11,058,756	(638,553)	11,058,756	9,947,093	12/31/2011
12667F2J3	42,493,417	41,990,777	(502,640)	41,990,777	38,184,902	12/31/2011
12667GJR5	52,238,578	51,716,807	(521,771)	51,716,807	42,382,367	12/31/2011
32051G2J3	21,816,767	21,604,152	(212,615)	21,604,152	18,313,327	12/31/2011
76111XN90	7,442,211	7,261,986	(180,225)	7,261,986	6,972,081	12/31/2011
94985WAQ4	78,543,947	77,054,573	(1,489,374)	77,054,573	74,163,533	12/31/2011
02147QAE2	39,337,111	38,882,221	(454,890)	38,882,221	33,224,390	12/31/2011
02151FAD1	35,416,605	35,192,440	(224,165)	35,192,440	33,825,680	12/31/2011
05948KC98	16,299,738	16,153,307	(146,431)	16,153,307	14,667,519	12/31/2011
05948KP37	9,927,884	9,916,487	(11,397)	9,916,487	9,203,366	12/31/2011
05950RAK5	27,835,569	27,671,346	(164,223)	27,671,346	26,103,546	12/31/2011
12543UAD4	40,684,575	39,858,306	(826,269)	39,858,306	34,747,225	12/31/2011
12543UAE2	14,258,736	13,984,348	(274,388)	13,984,348	11,959,746	12/31/2011
12543XAD8	24,330,818	24,020,519	(310,299)	24,020,519	37,876,184	12/31/2011
12544DAK5	21,263,750	20,670,543	(593,207)	20,670,543	19,855,762	12/31/2011
12544DAQ2	15,139,862	14,729,039	(410,823)	14,729,039	14,114,085	12/31/2011
12544LAK7	28,564,821	28,564,411	(410)	28,564,411	28,371,660	12/31/2011
12544RAL2	8,464,824	8,315,419	(149,405)	8,315,419	7,412,400	12/31/2011
12667F4N2	8,936,680	8,781,423	(155,257)	8,781,423	7,896,344	12/31/2011
12667F5Z4	25,640,140	25,198,370	(441,770)	25,198,370	21,765,290	12/31/2011
12667F7D1	23,222,032	23,213,847	(8,185)	23,213,847	20,760,221	12/31/2011
12667GFB4	62,309,602	62,103,000	(206,602)	62,103,000	57,708,345	12/31/2011
12667GFT5	18,406,789	18,097,001	(309,788)	18,097,001	15,339,699	12/31/2011
12667GKE2	13,340,301	13,268,591	(71,710)	13,268,591	11,223,530	12/31/2011
12667GLE1	27,739,481	27,514,390	(225,091)	27,514,390	24,804,232	12/31/2011
12667GQA4	20,607,678	20,451,471	(156,207)	20,451,471	18,191,516	12/31/2011
12668AAG0	13,402,901	12,916,976	(485,925)	12,916,976	13,010,199	12/31/2011
126694JS8	27,613,195	27,122,138	(491,057)	27,122,138	23,122,404	12/31/2011
126694XQ6	30,333,090	29,648,783	(684,307)	29,648,783	27,666,690	12/31/2011
12669YAF9	18,085,807	17,898,160	(187,647)	17,898,160	16,105,757	12/31/2011
12669YAX0	13,211,327	13,153,470	(57,857)	13,153,470	9,785,452	12/31/2011
12670AAF8	44,668,605	43,974,056	(694,549)	43,974,056	39,296,110	12/31/2011
161631AV8	39,102,113	38,849,870	(252,243)	38,849,870	36,394,968	12/31/2011
16163BAP9	27,227,221	26,855,354	(371,867)	26,855,354	24,058,902	12/31/2011
170255AS2	14,453,750	14,052,285	(401,465)	14,052,285	12,797,879	12/31/2011
17025AAB8	15,878,895	14,907,194	(971,701)	14,907,194	16,706,175	12/31/2011
17025JAB9	36,480,861	36,150,043	(330,818)	36,150,043	34,331,281	12/31/2011
17025TAV3	27,283,438	26,829,885	(453,553)	26,829,885	24,516,797	12/31/2011
17312FAD5	9,783,950	9,663,490	(120,460)	9,663,490	8,790,970	12/31/2011
32051GFL4	6,947,633	6,743,701	(203,932)	6,743,701	6,749,021	12/31/2011
32051GUQ6	20,646,005	20,566,812	(79,193)	20,566,812	18,677,368	12/31/2011
32051GVL6	23,167,772	22,949,745	(218,027)	22,949,745	20,749,766	12/31/2011
36185MEG3	14,048,228	13,887,960	(160,268)	13,887,960	13,939,519	12/31/2011
3622MPAN8	28,418,236	28,346,905	(71,331)	28,346,905	27,359,350	12/31/2011
3622MPBE7	49,423,845	49,367,449	(56,396)	49,367,449	45,604,100	12/31/2011
362669AQ6	9,800,494	9,689,758	(110,736)	9,689,758	9,494,484	12/31/2011
45660LPD5	13,382,334	13,151,674	(230,660)	13,151,674	10,948,805	12/31/2011
46627MAC1	10,184,151	9,933,001	(251,150)	9,933,001	7,945,644	12/31/2011
46628YBK5	28,210,123	27,685,765	(524,358)	27,685,765	24,243,108	12/31/2011
58550PAC0	588,658	446,296	(142,362)	446,296	540,515	12/31/2011

B-138	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
749577AL6	$17,298,863	$17,200,477	$(98,386)	$17,200,477	$15,205,934	12/31/2011
74957VAQ2	18,823,946	18,766,902	(57,044)	18,766,902	17,094,112	12/31/2011
74957XAF2	35,043,094	34,928,034	(115,060)	34,928,034	29,419,918	12/31/2011
749583AH3	9,617,142	9,588,658	(28,484)	9,588,658	8,623,983	12/31/2011
74958AAD6	28,218,004	27,857,101	(360,903)	27,857,101	24,432,287	12/31/2011
74958AAH7	24,779,658	24,562,278	(217,380)	24,562,278	22,037,429	12/31/2011
76110HX53	9,390,953	9,350,418	(40,535)	9,350,418	8,590,219	12/31/2011
949772AD9	26,064,111	26,032,967	(31,144)	26,032,967	25,707,965	12/31/2011
94980SAS4	37,499,780	37,305,760	(194,020)	37,305,760	38,106,160	12/31/2011
94980SBJ3	18,895,713	18,800,399	(95,314)	18,800,399	18,496,460	12/31/2011
949837BE7	19,710,586	19,441,226	(269,360)	19,441,226	18,563,052	12/31/2011
949837BK3	8,461,277	8,343,680	(117,597)	8,343,680	7,879,095	12/31/2011
949837CC0	25,066,550	24,701,523	(365,027)	24,701,523	23,881,548	12/31/2011
94984AAR1	28,695,367	28,439,129	(256,238)	28,439,129	27,287,880	12/31/2011
94984AAS9	9,070,812	9,031,927	(38,885)	9,031,927	38,971,534	12/31/2011
94984FAR0	33,820,848	33,486,156	(334,692)	33,486,156	50,826,958	12/31/2011
94985JAB6	47,805,425	46,890,799	(914,626)	46,890,799	45,631,000	12/31/2011
94985JBR0	28,796,377	28,237,483	(558,894)	28,237,483	27,341,087	12/31/2011
94985LAD7	15,367,803	14,899,982	(467,821)	14,899,982	14,659,815	12/31/2011
94985RAP7	60,111,130	59,299,392	(811,738)	59,299,392	56,583,744	12/31/2011
94985WBL4	36,679,399	36,086,592	(592,807)	36,086,592	35,280,570	12/31/2011
94986AAC2	108,934,925	107,831,375	(1,103,550)	107,831,375	102,662,685	12/31/2011
17310MAQ3	4,720,890	—²	(732,789)	3,988,101	3,988,101	12/31/2011
19075CAJ2	4,708,261	—²	(486,329)	4,221,932	4,221,932	12/31/2011
19075CAK9	5,375,311	—²	(140,726)	5,234,585	5,234,585	12/31/2011
46628FAU5	1,566,902	—²	(102,400)	1,464,502	1,464,502	12/31/2011
59025KAJ1	1,902,971	—²	(131,323)	1,771,648	1,771,648	12/31/2011
92976BBV3	11,050,865	—²	(908,776)	10,142,089	10,142,089	12/31/2011
004421MW0	23,869,919	23,338,255	(531,664)	23,338,255	17,755,371	9/30/2011
05947U6C7	20,574,137	19,297,180	(1,276,957)	19,297,180	11,127,386	9/30/2011
05948KLA5	251,425	245,722	(5,703)	245,722	609,380	9/30/2011
05949AM31	94,954	76,222	(18,732)	76,222	80,680	9/30/2011
05949TBF5	15,295,706	15,260,891	(34,815)	15,260,891	15,054,284	9/30/2011
05950XAJ5	20,044,794	19,834,096	(210,698)	19,834,096	13,827,214	9/30/2011
059511AK1	3,839,391	1,637,950	(2,201,441)	1,637,950	1,167,394	9/30/2011
059511AL9	3,748,791	542,271	(3,206,520)	542,271	1,722,948	9/30/2011
07388VAK4	7,626,772	6,344,300	(1,282,472)	6,344,300	3,715,392	9/30/2011
07388VAL2	3,292,020	2,952,388	(339,632)	2,952,388	7,589,981	9/30/2011
07388YBA9	2,578,515	2,129,725	(448,790)	2,129,725	2,249,971	9/30/2011
12543UAD4	41,224,372	40,773,524	(450,848)	40,773,524	35,252,740	9/30/2011
12543UAE2	14,631,007	14,523,778	(107,229)	14,523,778	12,316,542	9/30/2011
12543XAD8	24,604,683	24,459,424	(145,259)	24,459,424	24,145,850	9/30/2011
12545CAU4	36,163,938	35,885,213	(278,725)	35,885,213	34,149,720	9/30/2011
12566XAE8	28,324,818	27,959,736	(365,082)	27,959,736	26,512,878	9/30/2011
12566XAG3	13,448,822	13,143,200	(305,622)	13,143,200	12,632,660	9/30/2011
126670CL0	19,762,888	18,725,504	(1,037,384)	18,725,504	16,979,265	9/30/2011
126670GR3	5,167,251	4,933,550	(233,701)	4,933,550	2,618,574	9/30/2011
126670QT8	3,070,989	3,025,169	(45,820)	3,025,169	2,336,675	9/30/2011
126670QU5	10,850,281	10,623,307	(226,974)	10,623,307	7,414,440	9/30/2011
12667FMJ1	15,390,872	14,991,177	(399,695)	14,991,177	9,049,653	9/30/2011
12667GQA4	21,147,716	20,976,951	(170,765)	20,976,951	18,026,894	9/30/2011
12668ASR7	6,350,809	6,304,821	(45,988)	6,304,821	4,724,677	9/30/2011
126694JS8	27,781,151	27,603,141	(178,010)	27,603,141	23,212,641	9/30/2011
12669YAF9	18,877,231	18,704,323	(172,908)	18,704,323	17,063,109	9/30/2011
12669YAH5	14,499,875	14,321,116	(178,759)	14,321,116	12,599,988	9/30/2011

Single Premium Immediate Annuities ■ Statement of Additional Information	B-139

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12669YAX0	$14,076,715	$13,925,667		$(151,048)	$13,925,667	$12,074,555	9/30/2011
161631AV8	39,254,318	39,137,734		(116,584)	39,137,734	36,591,824	9/30/2011
17025JAB9	36,628,466	36,485,065		(143,401)	36,485,065	34,773,813	9/30/2011
17307GVJ4	9,875,066	9,672,443		(202,623)	9,672,443	9,934,363	9/30/2011
17310MAS9	217,952	210,763		(7,189)	210,763	946,070	9/30/2011
20173MAN0	3,713,203	3,699,090		(14,113)	3,699,090	5,100,000	9/30/2011
20173QAJ0	6,096,193	5,393,157		(703,036)	5,393,157	5,407,908	9/30/2011
20173QAK7	836,318	641,753		(194,565)	641,753	2,796,231	9/30/2011
21075WBA2	1,524,463	1,494,595		(29,868)	1,494,595	1,458,058	9/30/2011
22541Q4M1	6,252,359	5,912,667		(339,692)	5,912,667	3,774,210	9/30/2011
225458VY1	2,655,464	1,988,615		(666,849)	1,988,615	1,989,750	9/30/2011
22545XAG8	46,759	20,651		(26,108)	20,651	36,009	9/30/2011
32051GUQ6	20,813,600	20,636,064		(177,536)	20,636,064	18,495,702	9/30/2011
32051GVL6	23,490,915	23,438,918		(51,997)	23,438,918	21,821,759	9/30/2011
36157TJG7	983,821	—	²	(121,880)	861,941	861,941	9/30/2011
36228CDP5	471,909	266,055		(205,854)	266,055	831,507	9/30/2011
36228CWB5	32,052,168	25,368,074		(6,684,094)	25,368,074	14,035,764	9/30/2011
3622MPBE7	49,585,723	49,466,350		(119,373)	49,466,350	45,826,150	9/30/2011
396789KF5	3,202,256	2,833,921		(368,335)	2,833,921	1,686,993	9/30/2011
42332QAL7	2,730,543	2,718,239		(12,304)	2,718,239	1,375,070	9/30/2011
46625YA60	1,358,830	307,473		(1,051,357)	307,473	1,052,876	9/30/2011
46625YRB1	2,181,256	1,599,726		(581,530)	1,599,726	1,037,184	9/30/2011
46628SAG8	18,266,766	17,826,876		(439,890)	17,826,876	14,470,465	9/30/2011
46628YBK5	28,634,253	28,222,762		(411,491)	28,222,762	26,701,133	9/30/2011
46628YBP4	14,979,014	14,024,082		(954,932)	14,024,082	13,802,096	9/30/2011
46629PAG3	2,495,437	1,966,524		(528,913)	1,966,524	2,891,205	9/30/2011
50177AAL3	200,996	9,902		(191,094)	9,902	3,900,515	9/30/2011
50180JAG0	34,812,879	31,695,404		(3,117,475)	31,695,404	18,529,224	9/30/2011
52521RAS0	1,619,807	1,564,384		(55,423)	1,564,384	1,626,438	9/30/2011
525221CM7	23,250,372	21,935,145		(1,315,227)	21,935,145	15,515,449	9/30/2011
52523KAH7	9,804,380	9,624,320		(180,060)	9,624,320	7,023,874	9/30/2011
55312TAG8	19,718,435	16,110,600		(3,607,835)	16,110,600	11,109,030	9/30/2011
55312TAH6	1,426,882	798,219		(628,663)	798,219	5,148,109	9/30/2011
58550PAC0	701,448	628,080		(73,368)	628,080	579,586	9/30/2011
59022HJS2	20,301,794	19,617,805		(683,989)	19,617,805	10,878,474	9/30/2011
60688BAJ7	11,584,760	5,857,859		(5,726,901)	5,857,859	5,564,470	9/30/2011
617451CA5	6,618,726	6,475,244		(143,482)	6,475,244	3,126,802	9/30/2011
61745MU50	3,976,991	2,642,754		(1,334,237)	2,642,754	1,670,635	9/30/2011
61745MU68	356,186	233,081		(123,105)	233,081	1,540,732	9/30/2011
61749EAE7	16,389,173	16,237,957		(151,216)	16,237,957	9,506,129	9/30/2011
61750YAF6	27,638,067	26,699,216		(938,851)	26,699,216	18,884,468	9/30/2011
61754KAH8	25,173,879	20,992,729		(4,181,150)	20,992,729	17,832,370	9/30/2011
61755BAH7	49,044,448	47,427,779		(1,616,669)	47,427,779	27,906,835	9/30/2011
73316PGH7	10,289,711	10,221,039		(68,672)	10,221,039	8,225,465	9/30/2011
73316PGJ3	13,120,319	12,179,070		(941,249)	12,179,070	9,496,204	9/30/2011
74951PEA2	385,150	300,979		(84,171)	300,979	507,036	9/30/2011
749577AL6	17,419,537	17,342,882		(76,655)	17,342,882	16,238,819	9/30/2011
74957EAE7	17,577,497	17,487,105		(90,392)	17,487,105	16,506,009	9/30/2011
74957EAF4	36,282,204	36,082,378		(199,826)	36,082,378	33,437,131	9/30/2011
74957VAQ2	20,077,409	19,914,811		(162,598)	19,914,811	18,595,328	9/30/2011
74957XAF2	35,784,486	35,609,375		(175,111)	35,609,375	34,500,677	9/30/2011
74958EAD8	47,419,570	46,777,510		(642,060)	46,777,510	45,050,650	9/30/2011
7609856L0	4,065,048	3,827,087		(237,961)	3,827,087	3,081,325	9/30/2011
76110HHB8	894,252	835,371		(58,881)	835,371	2,093,527	9/30/2011
76110HX87	21,983,539	21,367,921		(615,618)	21,367,921	17,514,460	9/30/2011

B-140	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
761118PQ5	$11,097,907	$10,934,518		$(163,389)	$10,934,518	$9,321,301	9/30/2011
76111XN90	8,564,760	7,846,221		(718,539)	7,846,221	7,616,815	9/30/2011
84604CAE7	2,732,318	2,633,669		(98,649)	2,633,669	2,551,738	9/30/2011
86359BFG1	1,797,452	1,496,026		(301,426)	1,496,026	1,377,970	9/30/2011
92976BFZ0	10,005,179	8,555,934		(1,449,245)	8,555,934	3,889,206	9/30/2011
92976BGE6	758,600	727,947		(30,653)	727,947	1,287,305	9/30/2011
94980SBJ3	18,888,889	18,876,199		(12,690)	18,876,199	18,515,880	9/30/2011
949837CC0	25,203,525	25,067,215		(136,310)	25,067,215	24,255,407	9/30/2011
94983BAP4	15,409,157	15,367,334		(41,823)	15,367,334	15,500,397	9/30/2011
94984AAR1	28,921,008	28,699,246		(221,762)	28,699,246	26,162,730	9/30/2011
94984AAS9	9,534,419	9,460,302		(74,117)	9,460,302	8,865,397	9/30/2011
94984FAR0	34,862,018	34,654,252		(207,766)	34,654,252	32,829,185	9/30/2011
94984HAC9	35,804,330	35,428,449		(375,881)	35,428,449	35,314,539	9/30/2011
94985JAB6	48,005,187	47,823,688		(181,499)	47,823,688	47,755,100	9/30/2011
94985JBR0	28,950,520	28,812,994		(137,526)	28,812,994	28,370,535	9/30/2011
94985JCA6	28,354,882	28,154,177		(200,705)	28,154,177	26,814,150	9/30/2011
94985RAP7	60,563,665	60,162,652		(401,013)	60,162,652	58,824,064	9/30/2011
07387BEP4	1,067,268	—	²	(442,627)	624,641	624,641	9/30/2011
19075CAJ2	4,783,820	—	²	(75,559)	4,708,261	4,708,261	9/30/2011
36828QSJ6	4,749,563	—	²	(481,884)	4,267,679	4,267,679	9/30/2011
46628FAU5	1,637,904	—	²	(71,003)	1,566,901	1,566,901	9/30/2011
55312TAR4	485,680	—	²	(60,710)	424,970	424,970	9/30/2011
59022HJU7	5,344,727	—	²	(597,196)	4,747,531	4,747,531	9/30/2011
59025KAJ1	3,507,263	—	²	(1,604,292)	1,902,971	1,902,971	9/30/2011
92976BBV3	12,467,305	—	²	(1,416,440)	11,050,865	11,050,865	9/30/2011
92978MAL0	6,740,664	—	²	(1,018,481)	5,722,183	5,722,183	9/30/2011
126670GR3	5,416,291	5,190,365		(225,926)	5,190,365	3,016,097	6/30/2011
12668ASQ9	18,889,756	18,195,156		(694,600)	18,195,156	17,989,930	6/30/2011
12668ASR7	6,667,207	6,368,377		(298,830)	6,368,377	4,739,805	6/30/2011
16165LAG5	12,333,221	12,311,672		(21,549)	12,311,672	11,544,529	6/30/2011
21075WBA2	1,551,510	1,544,351		(7,159)	1,544,351	1,493,611	6/30/2011
3622ELAD8	37,605,697	36,833,238		(772,459)	36,833,238	32,652,797	6/30/2011
525221CM7	23,311,901	23,306,182		(5,719)	23,306,182	16,105,313	6/30/2011
525221DF1	26,458,975	26,180,867		(278,108)	26,180,867	25,862,099	6/30/2011
525221EB9	23,883,119	23,305,539		(577,580)	23,305,539	20,824,874	6/30/2011
52523KAH7	10,623,645	10,156,312		(467,333)	10,156,312	7,529,057	6/30/2011
61749WAH0	3,775,210	3,619,957		(155,253)	3,619,957	3,061,191	6/30/2011
61749WAJ6	2,639,940	2,503,794		(136,146)	2,503,794	2,140,023	6/30/2011
61750YAF6	29,536,727	28,464,536		(1,072,191)	28,464,536	28,014,201	6/30/2011
74924PAJ1	379,543	154,379		(225,164)	154,379	158,197	6/30/2011
760985WT4	366,614	213,018		(153,596)	213,018	47,090	6/30/2011
760985YX3	6,166,894	5,816,442		(350,452)	5,816,442	1,077,367	6/30/2011
760985YY1	582,188	281,856		(300,332)	281,856	107,740	6/30/2011
76110WRW8	2,466,943	2,224,582		(242,361)	2,224,582	670,391	6/30/2011
76110WSF4	18,410,240	18,239,875		(170,365)	18,239,875	9,853,689	6/30/2011
76110WXR2	8,889,893	8,521,705		(368,188)	8,521,705	4,440,835	6/30/2011
79550DAD1	4,258,742	4,110,947		(147,795)	4,110,947	2,983,636	6/30/2011
059511AL9	4,685,314	3,807,010		(878,304)	3,807,010	2,185,614	6/30/2011
07387BEQ2	266,043	—	*	(266,043)	—	833,700	6/30/2011
07388VAK4	7,974,854	7,633,817		(341,037)	7,633,817	4,718,009	6/30/2011
07388VAL2	6,973,679	3,513,683		(3,459,996)	3,513,683	10,081,157	6/30/2011
07401DAM3	2,793,504	2,090,294		(703,210)	2,090,294	2,601,535	6/30/2011
07401DAN1	2,209,235	1,707,746		(501,489)	1,707,746	6,656,890	6/30/2011
17310MAL4	3,811,232	2,312,053		(1,499,179)	2,312,053	2,880,693	6/30/2011
17310MAS9	413,377	268,555		(144,822)	268,555	1,070,687	6/30/2011

Single Premium Immediate Annuities ■ Statement of Additional Information	B-141

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
20047QAM7	$2,931,027	$2,482,198		$(448,829)	$2,482,198	$9,492,008	6/30/2011
20047QAN5	1,083,109	608,636		(474,473)	608,636	5,705,568	6/30/2011
20173TAP0	444,753	372,922		(71,831)	372,922	4,986,279	6/30/2011
22544QAK5	369,203	191,537		(177,666)	191,537	4,485,326	6/30/2011
225458VY1	11,201,665	2,762,419		(8,439,246)	2,762,419	2,046,600	6/30/2011
361849K84	308,401	—	*	(308,401)	—	2,388,397	6/30/2011
36828QSL1	425,621	193,835		(231,786)	193,835	993,103	6/30/2011
396789KF5	4,330,436	3,231,663		(1,098,773)	3,231,663	1,727,913	6/30/2011
46625MQ77	257,122	133,559		(123,563)	133,559	205,442	6/30/2011
46625MZG7	7,872,548	6,303,333		(1,569,215)	6,303,333	8,624,734	6/30/2011
46625YA60	2,985,770	1,382,420		(1,603,350)	1,382,420	1,153,210	6/30/2011
46625YA78	361,470	—	*	(361,470)	—	1,082,782	6/30/2011
46625YC68	25,139	—	*	(25,139)	—	364,800	6/30/2011
46625YRB1	2,848,883	2,203,328		(645,555)	2,203,328	1,201,335	6/30/2011
46629PAG3	3,785,480	2,501,865		(1,283,615)	2,501,865	3,546,260	6/30/2011
46629PAU2	421,316	351,240		(70,076)	351,240	1,505,654	6/30/2011
46630AAC2	327,069	242,804		(84,265)	242,804	875,000	6/30/2011
46631BAP0	520,501	178,624		(341,877)	178,624	5,045,346	6/30/2011
50180JAG0	35,106,978	34,821,850		(285,128)	34,821,850	26,270,801	6/30/2011
50180JAJ4	1,472,798	85,964		(1,386,834)	85,964	6,437,085	6/30/2011
59025KAJ1	3,911,404	3,487,720		(423,684)	3,487,720	2,281,862	6/30/2011
59025KAK8	14,098,654	4,035,144		(10,063,510)	4,035,144	7,378,574	6/30/2011
60688BAJ7	20,725,566	11,672,299		(9,053,267)	11,672,299	10,546,935	6/30/2011
60688BAM0	1,292,276	—	*	(1,292,276)	—	1,844,769	6/30/2011
60688BAS7	1,015,664	—	*	(1,015,664)	—	1,920,945	6/30/2011
617451CA5	6,856,720	6,618,744		(237,976)	6,618,744	3,409,175	6/30/2011
61745MX40	467,147	456,400		(10,747)	456,400	2,090,886	6/30/2011
61751NAN2	2,219,120	1,959,479		(259,641)	1,959,479	1,983,658	6/30/2011
61753JAL3	349,048	184,198		(164,850)	184,198	5,067,583	6/30/2011
61754KAH8	31,916,904	25,308,458		(6,608,446)	25,308,458	26,570,862	6/30/2011
74438WAN6	400,684	305,443		(95,241)	305,443	23,023	6/30/2011
92976BGE6	4,985,198	807,846		(4,177,352)	807,846	1,378,953	6/30/2011
05948KC98	16,688,309	16,679,711		(8,598)	16,679,711	15,591,701	6/30/2011
05948KKZ1	4,210,412	3,655,833		(554,579)	3,655,833	2,534,931	6/30/2011
05948KLA5	489,827	296,688		(193,139)	296,688	622,602	6/30/2011
05948KP37	10,167,635	10,135,821		(31,814)	10,135,821	10,005,554	6/30/2011
05949AA67	1,743,978	1,411,357		(332,621)	1,411,357	3,201,888	6/30/2011
05949AM31	121,686	94,954		(26,732)	94,954	90,534	6/30/2011
05949AMP2	522,129	411,275		(110,854)	411,275	1,154,031	6/30/2011
12543TAD7	9,394,168	9,055,170		(338,998)	9,055,170	9,351,070	6/30/2011
12543XAD8	24,623,511	24,606,300		(17,211)	24,606,300	22,823,175	6/30/2011
12544AAC9	47,196,010	46,389,700		(806,310)	46,389,700	43,866,350	6/30/2011
12544DAK5	21,279,994	21,263,602		(16,392)	21,263,602	21,290,700	6/30/2011
12544LAK7	30,599,865	30,093,760		(506,105)	30,093,760	30,403,424	6/30/2011
12545CAU4	36,946,640	36,898,080		(48,560)	36,898,080	35,045,960	6/30/2011
12667F7D1	24,022,504	23,967,516		(54,988)	23,967,516	22,177,373	6/30/2011
12667FR98	997,492	739,430		(258,062)	739,430	1,811,075	6/30/2011
12667FW92	6,583,670	6,483,531		(100,139)	6,483,531	6,779,092	6/30/2011
12667FYZ2	9,034,528	7,354,134		(1,680,394)	7,354,134	6,185,202	6/30/2011
12667GFT5	18,442,849	18,442,840		(9)	18,442,840	15,025,502	6/30/2011
12667GQA4	21,384,266	21,381,385		(2,881)	21,381,385	20,056,759	6/30/2011
12667GUG6	5,167,610	5,167,297		(313)	5,167,297	5,112,152	6/30/2011
126694JS8	27,808,907	27,770,828		(38,079)	27,770,828	22,993,126	6/30/2011
126694W61	24,217,642	23,678,080		(539,562)	23,678,080	22,368,908	6/30/2011
12669EL95	8,284,724	7,721,748		(562,976)	7,721,748	6,558,419	6/30/2011

B-142	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12670AAF8	$44,922,498	$44,783,315		$(139,183)	$44,783,315	$44,789,385	6/30/2011
161631AV8	39,796,299	39,278,742		(517,557)	39,278,742	37,422,710	6/30/2011
16163BAP9	27,734,334	27,304,404		(429,930)	27,304,404	26,377,189	6/30/2011
17025AAB8	16,059,004	15,895,940		(163,064)	15,895,940	17,624,540	6/30/2011
17025JAB9	36,896,570	36,624,793		(271,777)	36,624,793	36,327,947	6/30/2011
17025TAV3	27,341,745	27,328,845		(12,900)	27,328,845	26,350,131	6/30/2011
17310AAR7	32,471,083	32,412,785		(58,298)	32,412,785	33,225,945	6/30/2011
17312FAD5	9,800,667	9,780,400		(20,267)	9,780,400	9,285,010	6/30/2011
22541SVH8	5,329,789	5,234,541		(95,248)	5,234,541	4,879,329	6/30/2011
32051G2J3	21,238,137	21,014,956		(223,181)	21,014,956	20,281,432	6/30/2011
32051GVL6	23,829,503	23,685,971		(143,532)	23,685,971	22,766,429	6/30/2011
36185MEG3	14,514,115	14,486,354		(27,761)	14,486,354	14,554,166	6/30/2011
3622MPAN8	28,462,267	28,389,939		(72,328)	28,389,939	27,765,585	6/30/2011
3622MPBE7	49,870,925	49,615,350		(255,575)	49,615,350	46,550,600	6/30/2011
45660LPD5	13,547,007	13,379,208		(167,799)	13,379,208	12,110,328	6/30/2011
46627MAC1	10,677,787	10,335,468		(342,319)	10,335,468	10,083,260	6/30/2011
46628YBK5	28,786,021	28,636,816		(149,205)	28,636,816	27,420,781	6/30/2011
46628YBP4	15,078,124	14,990,171		(87,953)	14,990,171	14,237,700	6/30/2011
749577AL6	17,584,234	17,450,729		(133,505)	17,450,729	12,436,493	6/30/2011
74957EAE7	17,814,093	17,577,167		(236,926)	17,577,167	17,262,933	6/30/2011
74957EAF4	37,205,793	36,827,984		(377,809)	36,827,984	35,373,641	6/30/2011
74957VAQ2	21,230,104	21,068,104		(162,000)	21,068,104	20,265,315	6/30/2011
74957XAF2	36,103,087	35,807,508		(295,579)	35,807,508	32,022,553	6/30/2011
749583AH3	9,815,438	9,752,111		(63,327)	9,752,111	8,703,301	6/30/2011
74958AAH7	26,951,193	26,897,160		(54,033)	26,897,160	25,899,660	6/30/2011
74958EAD8	47,862,448	47,451,650		(410,798)	47,451,650	47,469,000	6/30/2011
75115CAG2	7,208,598	6,931,280		(277,318)	6,931,280	6,802,458	6/30/2011
7609856L0	4,396,370	4,200,274		(196,096)	4,200,274	3,097,026	6/30/2011
76110HHA0	8,737,053	8,559,813		(177,240)	8,559,813	7,568,913	6/30/2011
76110HHB8	1,254,860	1,006,472		(248,388)	1,006,472	2,316,831	6/30/2011
76110HX87	22,233,784	22,177,729		(56,055)	22,177,729	16,733,815	6/30/2011
761118CZ9	9,709,887	9,396,854		(313,033)	9,396,854	8,761,849	6/30/2011
761118PQ5	11,601,676	11,402,188		(199,488)	11,402,188	10,342,383	6/30/2011
94980SAS4	37,491,045	37,417,720		(73,325)	37,417,720	39,170,800	6/30/2011
94980SBJ3	18,923,461	18,874,400		(49,061)	18,874,400	19,442,560	6/30/2011
949837AF5	68,304,020	68,037,751		(266,269)	68,037,751	65,159,759	6/30/2011
949837BE7	19,770,628	19,689,484		(81,144)	19,689,484	19,695,651	6/30/2011
949837BK3	8,492,068	8,459,611		(32,457)	8,459,611	8,359,376	6/30/2011
949837CC0	25,381,819	25,201,881		(179,938)	25,201,881	25,004,770	6/30/2011
94984AAR1	28,984,526	28,920,780		(63,746)	28,920,780	28,157,580	6/30/2011
94984AAS9	9,834,523	9,822,590		(11,933)	9,822,590	9,563,280	6/30/2011
94984FAR0	35,000,570	34,869,922		(130,648)	34,869,922	35,442,517	6/30/2011
94984HAC9	36,057,606	35,832,279		(225,327)	35,832,279	36,678,932	6/30/2011
94985JAB6	48,194,982	48,015,850		(179,132)	48,015,850	46,991,250	6/30/2011
94985JBR0	29,095,015	28,960,567		(134,448)	28,960,567	29,230,889	6/30/2011
94985JCA6	28,455,723	28,384,350		(71,373)	28,384,350	27,959,490	6/30/2011
94985LAD7	15,372,480	15,341,859		(30,621)	15,341,859	15,296,021	6/30/2011
94985RAP7	60,789,484	60,595,456		(194,028)	60,595,456	60,278,912	6/30/2011
94985WAP6	20,503,066	20,440,065		(63,001)	20,440,065	20,928,461	6/30/2011
94985WAQ4	76,047,217	75,699,850		(347,367)	75,699,850	71,018,745	6/30/2011
94985WBL4	36,808,718	36,638,302		(170,416)	36,638,302	37,093,079	6/30/2011
94986AAC2	109,651,376	109,007,990		(643,386)	109,007,990	106,429,740	6/30/2011
07387BEP4	1,236,850	—	²	(169,582)	1,067,268	1,067,268	6/30/2011
92976BBV3	12,846,900	—	²	(379,595)	12,467,305	12,467,305	6/30/2011
36828QSJ6	4,838,046	—	²	(88,483)	4,749,563	4,749,563	6/30/2011

Single Premium Immediate Annuities ■ Statement of Additional Information	B-143

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
004421MW0	$26,134,851	$25,819,133		$(315,718)	$25,819,133	$19,948,526	3/31/2011
02148YAD6	18,373,356	18,039,367		(333,989)	18,039,367	16,089,686	3/31/2011
026710AE3	447,206	207,373		(239,833)	207,373	203,765	3/31/2011
05947UML9	3,114,619	2,835,685		(278,934)	2,835,685	216,693	3/31/2011
05947UMM7	36,450	—	*	(36,450)	—	143,238	3/31/2011
05948KC98	16,862,524	16,843,139		(19,385)	16,843,139	15,742,234	3/31/2011
05948KLA5	604,953	530,956		(73,997)	530,956	632,086	3/31/2011
05949AA67	2,006,284	1,869,181		(137,103)	1,869,181	3,218,466	3/31/2011
05949AM23	544,074	518,756		(25,318)	518,756	1,357,721	3/31/2011
07401DAM3	3,084,496	2,799,301		(285,195)	2,799,301	2,619,104	3/31/2011
12498NAC7	4,672,423	4,272,197		(400,226)	4,272,197	2,426,275	3/31/2011
12544RAL2	8,561,484	8,498,630		(62,854)	8,498,630	7,859,330	3/31/2011
126670GR3	6,082,523	5,437,768		(644,755)	5,437,768	2,819,453	3/31/2011
126670QT8	3,444,883	3,125,127		(319,756)	3,125,127	2,864,320	3/31/2011
126670QU5	12,164,039	11,087,890		(1,076,149)	11,087,890	9,755,060	3/31/2011
126671R65	3,570,814	3,006,150		(564,664)	3,006,150	1,404,321	3/31/2011
126671R73	1,795,347	1,764,930		(30,417)	1,764,930	1,228,587	3/31/2011
12667FMJ1	16,261,545	15,767,157		(494,388)	15,767,157	10,371,867	3/31/2011
12667FR98	1,187,196	1,158,180		(29,016)	1,158,180	1,742,980	3/31/2011
12668ASR7	6,843,785	6,680,512		(163,273)	6,680,512	4,824,802	3/31/2011
126694W61	24,040,337	23,883,605		(156,732)	23,883,605	22,027,517	3/31/2011
126694XQ6	30,700,106	30,394,828		(305,278)	30,394,828	24,847,192	3/31/2011
12669DN87	673,777	332,309		(341,468)	332,309	1,020,537	3/31/2011
12669EL95	8,482,550	8,401,553		(80,997)	8,401,553	6,635,352	3/31/2011
12669YAF9	19,384,353	18,899,059		(485,294)	18,899,059	18,754,880	3/31/2011
12669YAH5	14,838,083	14,575,582		(262,501)	14,575,582	13,168,921	3/31/2011
12669YAX0	14,411,235	14,187,029		(224,206)	14,187,029	12,623,821	3/31/2011
161546JL1	1,485,648	1,470,737		(14,911)	1,470,737	670,185	3/31/2011
161631AV8	40,084,936	39,812,268		(272,668)	39,812,268	40,647,651	3/31/2011
16163BAP9	28,144,708	27,759,884		(384,824)	27,759,884	26,372,292	3/31/2011
17025JAB9	36,901,741	36,893,393		(8,348)	36,893,393	35,781,306	3/31/2011
17310MAL4	5,011,529	3,828,689		(1,182,840)	3,828,689	2,852,490	3/31/2011
17310MAS9	507,205	459,730		(47,475)	459,730	1,122,064	3/31/2011
20047QAM7	17,902,880	3,151,682		(14,751,198)	3,151,682	10,004,112	3/31/2011
20047QAN5	4,566,404	1,233,498		(3,332,906)	1,233,498	5,994,850	3/31/2011
20173QAJ0	10,027,487	6,204,989		(3,822,498)	6,204,989	7,075,800	3/31/2011
20173QAK7	4,074,318	977,794		(3,096,524)	977,794	4,044,972	3/31/2011
21075WCJ2	837,354	835,799		(1,555)	835,799	787,697	3/31/2011
22541SVH8	6,333,087	5,504,066		(829,021)	5,504,066	4,916,925	3/31/2011
251511AC5	14,410,235	13,394,657		(1,015,578)	13,394,657	12,423,542	3/31/2011
294751BY7	2,387,325	2,360,048		(27,277)	2,360,048	1,504,496	3/31/2011
31393YY41	18,208,783	17,806,025		(402,758)	17,806,025	10,393,929	3/31/2011
32051GN35	26,461,628	26,378,642		(82,986)	26,378,642	23,764,864	3/31/2011
32051GP41	19,478,996	19,470,340		(8,656)	19,470,340	18,338,240	3/31/2011
36159XAJ9	18,655,072	18,319,743		(335,329)	18,319,743	15,945,138	3/31/2011
361849N57	4,911,220	2,623,916		(2,287,304)	2,623,916	3,199,540	3/31/2011
361849N73	460,265	—	*	(460,265)	—	4,367,499	3/31/2011
361849R61	7,914,732	2,971,019		(4,943,713)	2,971,019	5,335,530	3/31/2011
361849R79	895,563	525,976		(369,587)	525,976	2,916,576	3/31/2011
361849R87	735,488	111,137		(624,351)	111,137	3,411,975	3/31/2011
361849S29	249,893	—	*	(249,893)	—	1,165,320	3/31/2011
36185MEG3	14,705,421	14,668,815		(36,606)	14,668,815	14,668,500	3/31/2011
3622ELAD8	39,373,123	38,814,468		(558,655)	38,814,468	31,156,752	3/31/2011
3622MPBE7	49,903,985	49,896,450		(7,535)	49,896,450	46,499,450	3/31/2011
362334ME1	20,513,172	20,302,969		(210,203)	20,302,969	17,775,971	3/31/2011

B-144	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
36237UAA0	$1,976,834	$299,340		$(1,677,494)	$299,340	$297,358	3/31/2011
36828QSL1	840,928	424,359		(416,569)	424,359	1,028,900	3/31/2011
42332QAL7	7,413,917	7,006,131		(407,786)	7,006,131	4,262,450	3/31/2011
46614KAB2	1,868,652	—	*	(1,868,652)	—	500,000	3/31/2011
46625MUH0	821,129	—	*	(821,129)	—	220,515	3/31/2011
46625YA60	3,001,274	2,987,204		(14,070)	2,987,204	1,169,679	3/31/2011
46625YA78	1,159,363	412,216		(747,147)	412,216	1,294,484	3/31/2011
46625YRB1	2,951,644	2,865,195		(86,449)	2,865,195	1,359,505	3/31/2011
46628FAU5	1,967,897	1,719,301		(248,596)	1,719,301	1,825,165	3/31/2011
46629YAM1	3,820,870	3,679,982		(140,888)	3,679,982	12,486,100	3/31/2011
46629YAQ2	852,181	661,343		(190,838)	661,343	2,520,828	3/31/2011
46630AAC2	371,986	371,665		(321)	371,665	875,000	3/31/2011
46630AAG3	228,652	188,527		(40,125)	188,527	360,000	3/31/2011
46630VAP7	1,281,382	880,273		(401,109)	880,273	2,263,308	3/31/2011
46631BAN5	2,067,269	1,962,050		(105,219)	1,962,050	11,743,724	3/31/2011
46632HAR2	338,594	321,213		(17,381)	321,213	1,795,207	3/31/2011
50180JAJ4	5,395,600	1,633,764		(3,761,836)	1,633,764	6,873,272	3/31/2011
525221CM7	24,035,186	23,366,873		(668,313)	23,366,873	16,725,997	3/31/2011
525221EB9	25,485,754	24,683,537		(802,217)	24,683,537	20,946,595	3/31/2011
55312TAG8	20,019,218	19,735,250		(283,968)	19,735,250	16,315,940	3/31/2011
55312TAH6	2,207,998	1,665,240		(542,758)	1,665,240	6,930,460	3/31/2011
55312TAK9	1,463,616	1,366,983		(96,633)	1,366,983	7,008,850	3/31/2011
576434SW5	6,822,609	6,643,763		(178,846)	6,643,763	7,308,884	3/31/2011
59023BAM6	1,241,964	1,138,167		(103,797)	1,138,167	2,100,000	3/31/2011
59023BAN4	759,062	742,577		(16,485)	742,577	2,100,000	3/31/2011
59025KAK8	14,863,537	14,158,504		(705,033)	14,158,504	10,938,160	3/31/2011
61745MX40	2,829,155	500,821		(2,328,334)	500,821	2,223,453	3/31/2011
61745MX57	410,915	236,164		(174,751)	236,164	1,707,255	3/31/2011
61750YAF6	30,510,824	30,257,642		(253,182)	30,257,642	28,800,452	3/31/2011
61753JAM1	265,953	262,049		(3,904)	262,049	4,110,640	3/31/2011
61754KAH8	32,037,425	31,954,014		(83,411)	31,954,014	28,214,790	3/31/2011
749577AL6	17,749,260	17,612,942		(136,318)	17,612,942	12,463,414	3/31/2011
74957EAE7	18,052,385	17,809,927		(242,458)	17,809,927	17,254,742	3/31/2011
74957EAF4	37,739,040	37,226,534		(512,506)	37,226,534	35,384,715	3/31/2011
74957VAQ2	21,876,010	21,776,902		(99,108)	21,776,902	20,502,339	3/31/2011
74957XAF2	36,336,989	36,121,369		(215,620)	36,121,369	32,099,111	3/31/2011
749583AH3	9,922,978	9,828,768		(94,210)	9,828,768	8,661,614	3/31/2011
74958AAD6	31,449,361	30,659,726		(789,635)	30,659,726	28,651,915	3/31/2011
74958AAH7	27,528,556	26,958,450		(570,106)	26,958,450	25,888,560	3/31/2011
74958EAD8	48,651,248	47,887,750		(763,498)	47,887,750	47,710,650	3/31/2011
75971EAF3	361,836	355,848		(5,988)	355,848	286,121	3/31/2011
76110HNQ8	2,633,445	2,541,404		(92,041)	2,541,404	1,896,437	3/31/2011
76110HSH3	994,572	886,275		(108,297)	886,275	561,962	3/31/2011
76110WTB2	3,595,530	3,411,697		(183,833)	3,411,697	1,293,373	3/31/2011
76110WTU0	2,611,711	2,532,463		(79,248)	2,532,463	1,045,322	3/31/2011
76110WUL8	14,294,626	14,272,968		(21,658)	14,272,968	6,850,410	3/31/2011
76110WWK8	1,519,032	971,769		(547,263)	971,769	636,777	3/31/2011
76110WXR2	9,343,952	8,901,101		(442,851)	8,901,101	4,685,343	3/31/2011
761118CZ9	9,917,785	9,852,695		(65,090)	9,852,695	8,930,139	3/31/2011
761118PQ5	11,963,158	11,871,034		(92,124)	11,871,034	10,061,385	3/31/2011
76113GAC2	220,904	168,594		(52,310)	168,594	387,051	3/31/2011
81375WHJ8	11,994,033	11,748,937		(245,096)	11,748,937	6,288,801	3/31/2011
81375WHK5	3,583,984	3,560,106		(23,878)	3,560,106	2,697,555	3/31/2011
86359BFG1	2,961,522	1,918,424		(1,043,098)	1,918,424	2,105,972	3/31/2011
92976UAA8	2,539,718	2,288,499		(251,219)	2,288,499	5,600,000	3/31/2011

Single Premium Immediate Annuities ■ Statement of Additional Information	B-145

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
92977RAK2	$5,148,529	$4,022,307		$(1,126,222)	$4,022,307	$4,002,510	3/31/2011
94980SBJ3	18,920,645	18,908,520		(12,125)	18,908,520	19,434,920	3/31/2011
949837AF5	68,370,975	68,287,919		(83,056)	68,287,919	65,117,660	3/31/2011
949837BE7	19,786,077	19,760,612		(25,465)	19,760,612	19,692,088	3/31/2011
949837BK3	8,501,003	8,490,908		(10,095)	8,490,908	8,357,873	3/31/2011
94984FAR0	35,153,298	35,006,469		(146,829)	35,006,469	35,362,766	3/31/2011
94984XAB6	9,278,978	9,211,401		(67,577)	9,211,401	9,528,038	3/31/2011
94984XAD2	7,673,000	7,617,061		(55,939)	7,617,061	7,877,512	3/31/2011
94984XAM2	11,712,546	11,626,954		(85,592)	11,626,954	12,019,770	3/31/2011
94985JAB6	48,221,105	48,202,750		(18,355)	48,202,750	47,740,150	3/31/2011
94985JBR0	29,114,124	29,102,779		(11,345)	29,102,779	29,598,947	3/31/2011
94985JCA6	28,507,528	28,483,710		(23,818)	28,483,710	28,460,520	3/31/2011
94986AAC2	109,742,861	109,672,080		(70,781)	109,672,080	106,206,985	3/31/2011
740408AA7	9,395,362	—	²	(2,503,582)	6,891,780	6,891,780	3/31/2011
92976BBV3	1,982,600	—	²	(127,452)	1,855,148	1,855,148	3/31/2011
36828QSJ6	4,973,252	—	²	(135,206)	4,838,046	4,838,046	3/31/2011
92976BBV3	11,746,905	—	²	(755,153)	10,991,752	10,991,752	3/31/2011
07387BEP4	1,426,135	—	²	(189,284)	1,236,851	1,236,851	3/31/2011
02660TFM0	9,072,871	8,993,572		(79,299)	8,993,572	5,104,550	12/31/2010
03762AAG4	2,101,951	2,013,089		(88,862)	2,013,089	1,179,900	12/31/2010
05947UMM7	1,960,454	36,449		(1,924,005)	36,449	149,096	12/31/2010
059511AM7	1,035,890	—	*	(1,035,890)	—	1,105,164	12/31/2010
059511AS4	749,798	—	*	(749,798)	—	1,406,667	12/31/2010
059511AU9	845,707	—	*	(845,707)	—	1,373,330	12/31/2010
07383F6U7	2,490,124	2,094,925		(395,199)	2,094,925	3,100,870	12/31/2010
07387BEQ2	820,330	447,544		(372,786)	447,544	1,811,230	12/31/2010
07388VAL2	10,747,974	7,302,404		(3,445,570)	7,302,404	4,214,420	12/31/2010
07388YBC5	1,417,660	—	*	(1,417,660)	—	990,577	12/31/2010
07388YBE1	855,193	—	*	(855,193)	—	630,000	12/31/2010
07401DAM3	3,439,369	3,083,707		(355,662)	3,083,707	1,972,655	12/31/2010
12498NAC7	4,999,786	4,674,166		(325,620)	4,674,166	2,499,495	12/31/2010
126671R65	3,749,037	3,574,283		(174,754)	3,574,283	1,375,277	12/31/2010
126671TV8	435,057	319,559		(115,498)	319,559	168,056	12/31/2010
126671TW6	448,023	394,139		(53,884)	394,139	210,082	12/31/2010
20047EAM4	1,814,136	1,197,607		(616,529)	1,197,607	5,642,594	12/31/2010
20047QAN5	11,304,365	4,660,376		(6,643,989)	4,660,376	5,416,753	12/31/2010
20173QAK7	6,017,476	4,101,651		(1,915,825)	4,101,651	3,633,294	12/31/2010
20173TAP0	1,780,482	722,541		(1,057,941)	722,541	3,688,180	12/31/2010
22544QAK5	1,798,847	709,514		(1,089,333)	709,514	6,708,762	12/31/2010
22608SAD0	3,150,813	3,071,255		(79,558)	3,071,255	600,009	12/31/2010
294751DY5	1,226,812	903,019		(323,793)	903,019	260,169	12/31/2010
36159XAJ9	19,512,730	18,670,215		(842,515)	18,670,215	10,504,542	12/31/2010
361849N57	5,009,542	4,922,538		(87,004)	4,922,538	3,074,680	12/31/2010
361849N73	1,264,245	704,837		(559,408)	704,837	4,954,623	12/31/2010
361849R61	9,617,774	7,935,307		(1,682,467)	7,935,307	4,877,148	12/31/2010
361849R79	4,702,135	963,680		(3,738,455)	963,680	2,659,464	12/31/2010
361849R87	1,586,254	866,712		(719,542)	866,712	3,096,156	12/31/2010
361849S29	426,981	326,781		(100,200)	326,781	1,165,320	12/31/2010
36228CDP5	707,260	471,910		(235,350)	471,910	1,040,356	12/31/2010
36228CYQ0	18,382,849	18,045,609		(337,240)	18,045,609	12,913,908	12/31/2010
3622ELAD8	41,439,863	40,333,120		(1,106,743)	40,333,120	32,759,823	12/31/2010
362332AM0	4,533,075	4,250,580		(282,495)	4,250,580	1,500,000	12/31/2010
362334ME1	21,081,013	20,974,961		(106,052)	20,974,961	16,318,857	12/31/2010
36298JAA1	21,479,336	19,948,371		(1,530,965)	19,948,371	13,746,958	12/31/2010
46625MQ77	619,843	270,160		(349,683)	270,160	196,715	12/31/2010

B-146	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46625MUH0	$1,191,047	$821,129		$(369,918)	$821,129	$635,138	12/31/2010
46625YA78	3,989,943	1,223,441		(2,766,502)	1,223,441	1,199,316	12/31/2010
46625YC68	192,699	137,255		(55,444)	137,255	304,000	12/31/2010
46625YRB1	4,095,553	3,032,138		(1,063,415)	3,032,138	2,185,563	12/31/2010
46628FAU5	3,244,633	2,010,465		(1,234,168)	2,010,465	1,417,955	12/31/2010
46629PAG3	4,152,176	3,729,601		(422,575)	3,729,601	2,989,477	12/31/2010
46629PAU2	625,708	491,322		(134,386)	491,322	1,395,696	12/31/2010
46629YAM1	4,299,779	4,041,162		(258,617)	4,041,162	8,095,640	12/31/2010
46629YAQ2	955,307	909,968		(45,339)	909,968	1,874,158	12/31/2010
46630AAC2	494,162	414,909		(79,253)	414,909	595,000	12/31/2010
46631BAN5	4,758,756	2,507,697		(2,251,059)	2,507,697	10,524,883	12/31/2010
46631BAP0	1,116,985	1,083,703		(33,282)	1,083,703	4,835,036	12/31/2010
46632HAQ4	387,089	234,521		(152,568)	234,521	640,263	12/31/2010
46632HAR2	657,982	413,493		(244,489)	413,493	1,445,123	12/31/2010
50179AAL1	13,174,417	12,419,388		(755,029)	12,419,388	4,828,886	12/31/2010
50179AAM9	1,005,481	790,316		(215,165)	790,316	480,000	12/31/2010
50180CAM2	337,891	277,303		(60,588)	277,303	2,842,250	12/31/2010
52108HF82	7,459,725	5,924,509		(1,535,216)	5,924,509	5,205,529	12/31/2010
52108HV76	4,377,380	741,715		(3,635,665)	741,715	1,821,350	12/31/2010
52108MGC1	3,137,225	628,286		(2,508,939)	628,286	1,267,523	12/31/2010
52108MGD9	369,749	—	*	(369,749)	—	497,400	12/31/2010
525221EB9	27,039,152	26,946,967		(92,185)	26,946,967	21,562,436	12/31/2010
59025KAK8	18,903,173	14,904,466		(3,998,707)	14,904,466	9,272,020	12/31/2010
59025WAU0	3,874,226	3,161,797		(712,429)	3,161,797	1,874,928	12/31/2010
60688BAM0	1,868,835	1,400,980		(467,855)	1,400,980	2,517,984	12/31/2010
60688BAS7	1,558,562	1,157,994		(400,568)	1,157,994	2,520,386	12/31/2010
617451CA5	7,211,647	6,847,722		(363,925)	6,847,722	3,362,630	12/31/2010
61746WE97	205,421	114,771		(90,650)	114,771	713,866	12/31/2010
61746WF21	44,826	—	*	(44,826)	—	129,579	12/31/2010
61753JAL3	1,461,072	613,152		(847,920)	613,152	4,701,500	12/31/2010
61753JAM1	651,003	400,720		(250,283)	400,720	3,409,210	12/31/2010
61753JAN9	436,652	238,561		(198,091)	238,561	1,621,328	12/31/2010
61754KAH8	34,531,549	32,008,837		(2,522,712)	32,008,837	20,419,998	12/31/2010
61754KAN5	14,246,522	—	*	(14,246,522)	—	11,932,260	12/31/2010
61754KAP0	2,120,835	—	*	(2,120,835)	—	3,653,011	12/31/2010
76110WQA7	14,360,762	14,183,346		(177,416)	14,183,346	6,766,953	12/31/2010
76110WRW8	2,900,673	2,557,357		(343,316)	2,557,357	720,800	12/31/2010
81375WHJ8	13,468,350	12,013,441		(1,454,909)	12,013,441	6,643,498	12/31/2010
81375WHK5	3,992,206	3,666,950		(325,256)	3,666,950	2,376,394	12/31/2010
92976UAA8	3,123,080	2,712,496		(410,584)	2,712,496	2,800,000	12/31/2010
92977RAK2	5,447,870	5,160,766		(287,104)	5,160,766	3,041,064	12/31/2010
02148FAW5	23,469,071	23,456,026		(13,045)	23,456,026	20,626,166	12/31/2010
02149HAK6	21,622,113	21,396,405		(225,708)	21,396,405	22,846,880	12/31/2010
02151CBD7	24,471,198	24,001,487		(469,711)	24,001,487	23,706,444	12/31/2010
02151NBA9	15,480,186	15,291,181		(189,005)	15,291,181	13,428,018	12/31/2010
05946XL92	11,074,631	10,989,293		(85,338)	10,989,293	9,273,597	12/31/2010
05948KB65	9,575,839	9,448,438		(127,401)	9,448,438	7,787,100	12/31/2010
05948KC98	17,059,882	17,047,745		(12,137)	17,047,745	15,271,833	12/31/2010
05948KF20	17,433,474	17,417,390		(16,084)	17,417,390	16,163,338	12/31/2010
05948KKZ1	4,378,874	4,348,094		(30,780)	4,348,094	3,162,909	12/31/2010
05948KLA5	748,470	655,160		(93,310)	655,160	968,395	12/31/2010
05948KP37	10,440,935	10,342,820		(98,115)	10,342,820	9,470,228	12/31/2010
12543TAD7	9,455,636	9,424,960		(30,676)	9,424,960	8,013,000	12/31/2010
12543UAD4	42,092,525	41,384,370		(708,155)	41,384,370	38,905,393	12/31/2010
12543UAE2	14,949,354	14,714,571		(234,783)	14,714,571	13,537,440	12/31/2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-147

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12544AAC9	$48,165,626	$47,278,200	$(887,426)	$47,278,200	$30,525,000	12/31/2010
12544DAK5	21,408,332	21,278,877	(129,455)	21,278,877	19,988,228	12/31/2010
12544DAQ2	15,270,767	15,189,090	(81,677)	15,189,090	13,553,792	12/31/2010
12544LAK7	30,760,928	30,597,504	(163,424)	30,597,504	29,382,400	12/31/2010
12544RAL2	8,573,674	8,569,990	(3,684)	8,569,990	6,884,000	12/31/2010
12545CAU4	37,156,526	37,023,160	(133,366)	37,023,160	37,092,000	12/31/2010
12667F4N2	9,394,946	9,362,609	(32,337)	9,362,609	7,370,515	12/31/2010
12667F5J0	19,508,667	19,458,636	(50,031)	19,458,636	16,864,398	12/31/2010
12667F5Z4	6,127,911	6,074,174	(53,737)	6,074,174	23,122,722	12/31/2010
12667F5Z4	21,006,008	20,971,664	(34,344)	20,971,664	23,122,722	12/31/2010
12667F7D1	24,551,494	24,417,749	(133,745)	24,417,749	20,944,078	12/31/2010
12667FR98	1,434,383	1,345,289	(89,094)	1,345,289	2,014,288	12/31/2010
12667FYZ2	11,827,718	9,763,883	(2,063,835)	9,763,883	5,306,397	12/31/2010
12667GBA0	14,356,377	14,265,050	(91,327)	14,265,050	54,951,911	12/31/2010
12667GBA0	23,954,630	23,799,646	(154,984)	23,799,646	54,951,911	12/31/2010
12667GBA0	28,520,429	28,356,700	(163,729)	28,356,700	54,951,911	12/31/2010
12667GFB4	24,466,401	24,329,899	(136,502)	24,329,899	54,299,602	12/31/2010
12667GFB4	41,264,741	41,037,127	(227,614)	41,037,127	54,299,602	12/31/2010
12667GFT5	18,562,240	18,474,874	(87,366)	18,474,874	15,007,688	12/31/2010
12667GJG9	15,775,364	15,766,092	(9,272)	15,766,092	12,829,793	12/31/2010
12667GJR5	50,983,827	50,777,728	(206,099)	50,777,728	40,057,620	12/31/2010
12667GLE1	29,155,691	29,145,504	(10,187)	29,145,504	25,833,254	12/31/2010
12667GQA4	22,109,149	21,879,738	(229,411)	21,879,738	18,047,633	12/31/2010
12667GW74	19,617,942	19,539,187	(78,755)	19,539,187	16,537,691	12/31/2010
12668AAG0	15,979,719	15,516,771	(462,948)	15,516,771	15,873,697	12/31/2010
126694JS8	27,801,206	27,787,428	(13,778)	27,787,428	22,064,889	12/31/2010
126694W61	23,884,838	23,708,747	(176,091)	23,708,747	18,993,432	12/31/2010
126694XQ6	30,891,681	30,711,314	(180,367)	30,711,314	26,691,546	12/31/2010
12669D5V6	3,366,133	3,224,123	(142,010)	3,224,123	2,161,792	12/31/2010
12669DN79	3,832,053	3,076,024	(756,029)	3,076,024	2,305,674	12/31/2010
12669EWY8	8,695,050	8,642,661	(52,389)	8,642,661	6,982,960	12/31/2010
12669EWZ5	1,659,203	1,236,059	(423,144)	1,236,059	1,567,961	12/31/2010
12669YAF9	19,396,737	19,386,356	(10,381)	19,386,356	10,846,750	12/31/2010
12670AAF8	45,556,274	45,009,286	(546,988)	45,009,286	39,241,526	12/31/2010
161631AV8	40,499,302	40,096,350	(402,952)	40,096,350	35,712,547	12/31/2010
16163BAP9	28,514,838	28,163,886	(350,952)	28,163,886	24,986,500	12/31/2010
16165TBJ1	9,210,012	9,136,783	(73,229)	9,136,783	8,184,917	12/31/2010
170255AS2	14,567,961	14,517,614	(50,347)	14,517,614	13,461,000	12/31/2010
17025TAV3	27,400,420	27,375,370	(25,050)	27,375,370	25,509,873	12/31/2010
1729732W8	20,382,764	20,315,199	(67,565)	20,315,199	17,354,537	12/31/2010
17310AAR7	32,430,459	32,419,024	(11,435)	32,419,024	24,900,996	12/31/2010
17312FAD5	9,808,087	9,796,800	(11,287)	9,796,800	8,686,000	12/31/2010
22541Q4M1	6,735,654	6,418,429	(317,225)	6,418,429	3,526,395	12/31/2010
22541SVH8	6,484,621	6,430,759	(53,862)	6,430,759	3,627,227	12/31/2010
251510ET6	3,345,541	3,209,845	(135,696)	3,209,845	1,586,646	12/31/2010
32051G2J3	20,635,774	20,567,316	(68,458)	20,567,316	17,988,737	12/31/2010
32051GN35	27,101,137	26,907,870	(193,267)	26,907,870	19,863,250	12/31/2010
32051GP41	19,697,380	19,476,620	(220,760)	19,476,620	14,994,000	12/31/2010
32051GVL6	24,502,122	24,194,205	(307,917)	24,194,205	22,632,548	12/31/2010
362669AQ6	9,992,478	9,836,120	(156,358)	9,836,120	9,037,754	12/31/2010
46627MAC1	10,865,010	10,703,051	(161,959)	10,703,051	7,621,227	12/31/2010
46628YBK5	29,058,810	28,786,174	(272,636)	28,786,174	26,129,350	12/31/2010
46628YBP4	15,236,182	15,097,096	(139,086)	15,097,096	11,056,346	12/31/2010
52521RAS0	1,883,100	1,784,443	(98,657)	1,784,443	2,390,945	12/31/2010
576434JM7	5,273,080	4,794,747	(478,333)	4,794,747	3,308,819	12/31/2010

B-148	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
74951PEA2	$475,727	$462,483		$(13,244)	$462,483	$381,945	12/31/2010
749577AL6	18,052,454	17,775,596		(276,858)	17,775,596	11,959,216	12/31/2010
74957EAE7	18,232,309	18,044,355		(187,954)	18,044,355	16,918,370	12/31/2010
74957EAF4	38,283,506	37,751,749		(531,757)	37,751,749	34,693,545	12/31/2010
74957VAQ2	22,154,815	21,889,958		(264,857)	21,889,958	20,054,567	12/31/2010
74957XAF2	36,766,143	36,351,790		(414,353)	36,351,790	30,585,720	12/31/2010
749583AH3	10,049,814	9,934,668		(115,146)	9,934,668	4,931,266	12/31/2010
74958AAD6	13,436,388	13,414,590		(21,798)	13,414,590	27,992,687	12/31/2010
74958AAD6	18,104,246	18,066,777		(37,469)	18,066,777	27,992,687	12/31/2010
74958BAH5	25,527,558	25,194,638		(332,920)	25,194,638	22,300,818	12/31/2010
74958EAD8	48,792,758	48,664,800		(127,958)	48,664,800	43,555,000	12/31/2010
75115CAG2	7,692,270	7,620,317		(71,953)	7,620,317	7,894,687	12/31/2010
76110HQS1	4,259,475	4,133,507		(125,968)	4,133,507	4,000,830	12/31/2010
76110HX53	10,221,637	10,177,036		(44,601)	10,177,036	8,533,547	12/31/2010
76110HX87	22,805,054	22,632,748		(172,306)	22,632,748	18,830,017	12/31/2010
761118CZ9	10,039,550	10,005,568		(33,982)	10,005,568	9,365,092	12/31/2010
76114DAE4	13,559,309	13,519,856		(39,453)	13,519,856	13,404,091	12/31/2010
949772AD9	28,243,539	28,132,050		(111,489)	28,132,050	23,501,359	12/31/2010
949837AF5	68,474,786	68,353,707		(121,079)	68,353,707	44,639,062	12/31/2010
949837BE7	19,812,631	19,775,778		(36,853)	19,775,778	16,546,363	12/31/2010
949837BK3	8,514,486	8,499,688		(14,798)	8,499,688	7,110,656	12/31/2010
949837CC0	25,450,065	25,373,072		(76,993)	25,373,072	20,690,221	12/31/2010
94983BAP4	15,420,570	15,386,926		(33,644)	15,386,926	12,756,150	12/31/2010
94984AAR1	29,144,103	28,982,130		(161,973)	28,982,130	17,766,000	12/31/2010
94984AAS9	9,953,947	9,909,440		(44,507)	9,909,440	9,662,000	12/31/2010
94984FAR0	35,173,276	35,157,002		(16,274)	35,157,002	34,782,734	12/31/2010
94984HAC9	36,429,878	36,105,824		(324,054)	36,105,824	34,059,273	12/31/2010
94984XAB6	9,370,975	9,287,499		(83,476)	9,287,499	5,478,272	12/31/2010
94984XAD2	7,749,136	7,680,094		(69,042)	7,680,094	4,557,000	12/31/2010
94984XAM2	11,829,067	11,723,543		(105,524)	11,723,543	8,324,642	12/31/2010
94985JAB6	48,321,959	48,228,400		(93,559)	48,228,400	44,145,000	12/31/2010
94985JBR0	29,162,715	29,121,539		(41,176)	29,121,539	27,803,419	12/31/2010
94985JCA6	28,558,476	28,534,710		(23,766)	28,534,710	26,562,000	12/31/2010
94985LAD7	15,368,802	15,349,891		(18,911)	15,349,891	12,980,185	12/31/2010
94985RAP7	61,243,009	60,846,336		(396,673)	60,846,336	47,827,200	12/31/2010
94985WAP6	21,483,619	21,439,796		(43,823)	21,439,796	19,756,941	12/31/2010
94985WAQ4	73,940,814	73,680,424		(260,390)	73,680,424	62,384,887	12/31/2010
94985WBL4	36,878,714	36,769,287		(109,427)	36,769,287	30,262,158	12/31/2010
94986AAC2	19,180,863	19,096,840		(84,023)	19,096,840	102,925,000	12/31/2010
94986AAC2	19,329,580	19,244,820		(84,760)	19,244,820	102,925,000	12/31/2010
94986AAC2	71,734,602	71,420,325		(314,277)	71,420,325	102,925,000	12/31/2010
03702YAC4	14,400	—	²	(7,200)	7,200	7,200	12/31/2010
07387BEK5	9,182,390	—	²	(5,509,271)	3,673,119	3,673,119	12/31/2010
07387BEN9	3,313,391	—	²	(2,161,953)	1,151,438	1,151,438	12/31/2010
07387BEP4	1,934,097	—	²	(507,963)	1,426,134	1,426,134	12/31/2010
17310MAQ3	9,598,479	—	²	(4,877,589)	4,720,890	4,720,890	12/31/2010
20173MAM2	4,964,116	—	²	(3,466,972)	1,497,144	1,497,144	12/31/2010
36828QSJ6	10,856,558	—	²	(5,883,307)	4,973,251	4,973,251	12/31/2010
59023BAL8	4,712,257	—	²	(2,869,173)	1,843,084	1,843,084	12/31/2010
74040KAC6	4,024,899	—	²	(919,386)	3,105,513	3,105,513	12/31/2010
92976BBV3	3,224,723	—	²	(1,242,124)	1,982,599	1,982,599	12/31/2010
92976BBV3	23,512,118	—	²	(11,765,214)	11,746,904	11,746,904	12/31/2010
92978MAL0	10,612,719	—	²	(3,872,055)	6,740,664	6,740,664	12/31/2010
46625MQ85	1,057,827	2,824		(1,055,003)	2,824	233,586	9/30/2010
22544QAM1	487,456	27,610		(459,846)	27,610	6,078,402	9/30/2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-149

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
92978QAJ6	$33,516	$29,201	$(4,315)	$29,201	$45,068	9/30/2010
50180CAV2	513,643	56,863	(456,780)	56,863	900,000	9/30/2010
50180JAL9	78,357	58,000	(20,357)	58,000	840,000	9/30/2010
46625M2Y4	127,218	90,542	(36,676)	90,542	168,938	9/30/2010
20173MAQ3	340,808	152,700	(188,108)	152,700	450,000	9/30/2010
03927PAG3	1,003,568	191,997	(811,571)	191,997	180,000	9/30/2010
46625YC68	1,201,084	217,132	(983,952)	217,132	770,491	9/30/2010
50180JAK1	17,728,775	251,080	(17,477,695)	251,080	5,568,380	9/30/2010
03927PAH1	3,010,831	378,597	(2,632,234)	378,597	465,000	9/30/2010
46632HAQ4	502,407	410,663	(91,744)	410,663	562,770	9/30/2010
50177AAL3	928,391	418,825	(509,566)	418,825	2,683,060	9/30/2010
52108MGD9	511,840	436,322	(75,518)	436,322	497,400	9/30/2010
61745MX57	2,601,720	479,664	(2,122,056)	479,664	1,481,676	9/30/2010
50180CAM2	1,960,200	490,243	(1,469,957)	490,243	2,554,245	9/30/2010
361849S29	2,229,531	509,443	(1,720,088)	509,443	3,046,218	9/30/2010
61745MU68	1,350,938	535,909	(815,029)	535,909	1,994,764	9/30/2010
361849K84	3,973,100	552,964	(3,420,136)	552,964	3,000,254	9/30/2010
46625MQ77	759,578	619,476	(140,102)	619,476	157,342	9/30/2010
61751NAQ5	819,550	680,057	(139,493)	680,057	1,032,044	9/30/2010
36228CDP5	767,216	707,260	(59,956)	707,260	1,050,518	9/30/2010
46625M2W8	1,031,919	782,253	(249,666)	782,253	174,387	9/30/2010
294751EM0	1,506,623	831,775	(674,848)	831,775	250,445	9/30/2010
805564NE7	2,078,249	897,226	(1,181,023)	897,226	284,686	9/30/2010
07387BEQ2	936,886	921,644	(15,242)	921,644	1,679,372	9/30/2010
52108HZ80	1,227,132	976,255	(250,877)	976,255	2,483,719	9/30/2010
50179AAM9	1,354,724	1,047,071	(307,653)	1,047,071	480,000	9/30/2010
46625MUH0	4,605,575	1,191,047	(3,414,528)	1,191,047	1,742,729	9/30/2010
361849N73	9,996,216	1,268,522	(8,727,694)	1,268,522	5,013,340	9/30/2010
46631BAP0	2,024,805	1,271,800	(753,005)	1,271,800	4,168,738	9/30/2010
46630VAP7	2,972,270	1,328,263	(1,644,007)	1,328,263	1,568,592	9/30/2010
36298JAC7	1,834,754	1,633,630	(201,124)	1,633,630	750,000	9/30/2010
361849R87	10,524,919	1,707,335	(8,817,584)	1,707,335	2,773,103	9/30/2010
20173TAP0	7,846,013	1,883,441	(5,962,572)	1,883,441	3,328,123	9/30/2010
60688BAM0	2,426,047	1,968,375	(457,672)	1,968,375	2,211,318	9/30/2010
07387BEP4	2,571,979	1,969,179	(602,800)	1,969,179	1,319,047	9/30/2010
22544QAK5	3,458,269	2,028,181	(1,430,088)	2,028,181	5,817,474	9/30/2010
03762AAG4	2,267,403	2,115,821	(151,582)	2,115,821	669,000	9/30/2010
60687UAM9	2,665,917	2,224,903	(441,014)	2,224,903	1,356,766	9/30/2010
61751NAN2	5,016,590	2,335,548	(2,681,042)	2,335,548	1,514,820	9/30/2010
55312TAH6	4,025,969	2,425,063	(1,600,906)	2,425,063	3,848,100	9/30/2010
07383F6U7	4,544,157	2,523,716	(2,020,441)	2,523,716	2,917,320	9/30/2010
61745MX40	3,005,245	2,832,830	(172,415)	2,832,830	1,934,883	9/30/2010
61749WAJ6	3,131,729	2,976,424	(155,305)	2,976,424	2,610,356	9/30/2010
52108MGC1	3,824,197	3,155,305	(668,892)	3,155,305	1,174,873	9/30/2010
61745M6T5	5,294,616	3,219,448	(2,075,168)	3,219,448	3,402,161	9/30/2010
46628FAU5	4,037,131	3,268,489	(768,642)	3,268,489	1,305,785	9/30/2010
92976UAA8	10,526,641	3,285,654	(7,240,987)	3,285,654	1,820,000	9/30/2010
59022HBW1	5,862,578	3,821,756	(2,040,822)	3,821,756	1,872,228	9/30/2010
07387BAT0	4,534,942	3,983,278	(551,664)	3,983,278	1,709,633	9/30/2010
81375WHK5	4,270,433	4,033,599	(236,834)	4,033,599	2,176,741	9/30/2010
03927PAF5	5,015,517	4,193,790	(821,727)	4,193,790	1,050,000	9/30/2010
61749WAH0	4,477,955	4,259,879	(218,076)	4,259,879	3,597,948	9/30/2010
396789KF5	4,416,306	4,367,634	(48,672)	4,367,634	1,844,566	9/30/2010
52108HV76	4,714,587	4,387,185	(327,402)	4,387,185	2,177,995	9/30/2010
46629YAM1	8,430,490	4,516,533	(3,913,957)	4,516,533	7,004,700	9/30/2010

B-150	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
20173MAN0	$6,985,383	$4,641,381		$(2,344,002)	$4,641,381	$2,800,000	9/30/2010
361849R79	6,014,394	4,719,268		(1,295,126)	4,719,268	2,522,106	9/30/2010
46631BAN5	5,386,554	5,053,566		(332,988)	5,053,566	9,091,732	9/30/2010
61754JAM0	6,257,352	5,085,114		(1,172,238)	5,085,114	3,054,182	9/30/2010
92977RAK2	6,000,000	5,455,051		(544,949)	5,455,051	2,810,760	9/30/2010
50180JAJ4	12,276,489	5,571,591		(6,704,898)	5,571,591	4,764,503	9/30/2010
59022HJU7	11,674,617	5,635,576		(6,039,041)	5,635,576	6,285,333	9/30/2010
52108HF82	7,727,956	7,452,402		(275,554)	7,452,402	5,477,803	9/30/2010
46625MZG7	14,378,021	7,761,562		(6,616,459)	7,761,562	7,068,304	9/30/2010
92977QAM0	9,999,889	8,976,592		(1,023,297)	8,976,592	7,785,280	9/30/2010
17310MAQ3	10,917,564	9,677,098		(1,240,466)	9,677,098	3,092,280	9/30/2010
92978MAL0	10,891,007	10,594,077		(296,930)	10,594,077	6,121,980	9/30/2010
760985XK2	11,177,627	10,796,094		(381,533)	10,796,094	5,812,531	9/30/2010
92978TAK7	14,624,706	11,979,384		(2,645,322)	11,979,384	6,905,860	9/30/2010
81375WHJ8	14,316,870	13,476,996		(839,874)	13,476,996	6,308,833	9/30/2010
36242DDD2	14,949,165	14,918,720		(30,445)	14,918,720	13,206,450	9/30/2010
61749EAE7	18,695,577	18,367,862		(327,715)	18,367,862	14,629,965	9/30/2010
36228CYQ0	19,061,878	18,417,176		(644,702)	18,417,176	10,564,431	9/30/2010
03762CAE5	20,000,000	19,175,412		(824,588)	19,175,412	4,278,000	9/30/2010
55312TAG8	20,068,059	20,027,948		(40,111)	20,027,948	9,761,480	9/30/2010
36298JAA1	24,766,309	22,359,588		(2,406,721)	22,359,588	13,478,365	9/30/2010
87222PAE3	28,206,921	26,236,469		(1,970,452)	26,236,469	17,684,360	9/30/2010
525221EB9	28,731,701	27,779,667		(952,034)	27,779,667	21,675,300	9/30/2010
36242DSS3	27,998,997	27,925,439		(73,558)	27,925,439	24,350,900	9/30/2010
52522HAL6	32,497,160	30,700,898		(1,796,262)	30,700,898	19,912,720	9/30/2010
337925CP4	708,577	—	*	(708,577)	—	681,596	9/30/2010
337925CZ2	610,176	—	*	(610,176)	—	548,633	9/30/2010
337925DL2	473,971	—	*	(473,971)	—	461,740	9/30/2010
337925EG2	1,044,691	—	*	(1,044,691)	—	714,399	9/30/2010
337925EH0	474,932	—	*	(474,932)	—	422,913	9/30/2010
337925EU1	1,214,988	—	*	(1,214,988)	—	1,178,254	9/30/2010
337925CA7	428,760	—	*	(428,760)	—	428,944	9/30/2010
46625MZH5	973,556	—	*	(973,556)	—	647,412	9/30/2010
50180JAR6	37,891	—	*	(37,891)	—	840,000	9/30/2010
50180JAM7	191,908	—	*	(191,908)	—	1,700,000	9/30/2010
50180CAW0	348,525	—	*	(348,525)	—	647,640	9/30/2010
362332AN8	398,583	—	*	(398,583)	—	500,000	9/30/2010
22544QAN9	271,620	—	*	(271,620)	—	2,556,246	9/30/2010
291701CS7	357,217	—	*	(357,217)	—	340,483	9/30/2010
337937AK2	555,930	—	*	(555,930)	—	722,709	9/30/2010
291701CN8	843,207	—	*	(843,207)	—	871,099	9/30/2010
225458SA7	2,727,617	—	*	(2,727,617)	—	2,663,768	9/30/2010
22544QAP4	60,547	—	*	(60,547)	—	1,334,085	9/30/2010
74040KAC6	3,935,934	—	²	(934,784)	3,001,150	3,001,150	9/30/2010
74951PEA2	515,298	501,141		(14,157)	501,141	383,289	9/30/2010
05948KLA5	794,663	789,904		(4,759)	789,904	958,430	9/30/2010
12669DN87	1,039,821	851,895		(187,926)	851,895	1,283,223	9/30/2010
76110HSH3	1,655,812	1,148,317		(507,495)	1,148,317	616,643	9/30/2010
12667FR98	1,634,046	1,588,689		(45,357)	1,588,689	1,372,774	9/30/2010
76110HHB8	2,172,936	1,711,873		(461,063)	1,711,873	1,619,613	9/30/2010
52521RAS0	2,357,220	1,999,845		(357,375)	1,999,845	1,262,735	9/30/2010
12669E4W3	2,775,166	2,218,359		(556,807)	2,218,359	2,657,258	9/30/2010
05949AA67	2,301,179	2,246,111		(55,068)	2,246,111	3,101,032	9/30/2010
76110HNQ8	2,978,792	2,836,485		(142,307)	2,836,485	1,900,872	9/30/2010
251510CY7	4,008,391	3,877,663		(130,728)	3,877,663	2,457,374	9/30/2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-151

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12669DN79	$4,281,079	$3,932,407	$(348,672)	$3,932,407	$2,303,428	9/30/2010
76110HQS1	4,582,481	4,359,220	(223,261)	4,359,220	3,995,766	9/30/2010
05948KKZ1	4,469,511	4,442,425	(27,086)	4,442,425	3,137,443	9/30/2010
576434JM7	5,523,783	5,415,092	(108,691)	5,415,092	3,306,110	9/30/2010
12667GUG6	6,076,219	5,956,519	(119,700)	5,956,519	5,270,371	9/30/2010
76110HSG5	6,261,452	6,042,010	(219,442)	6,042,010	3,928,811	9/30/2010
32051GFL4	7,399,409	7,313,027	(86,382)	7,313,027	5,749,581	9/30/2010
12667FW92	7,483,674	7,461,412	(22,262)	7,461,412	7,874,328	9/30/2010
05948KF38	7,700,164	7,591,407	(108,757)	7,591,407	7,856,195	9/30/2010
94984XAD2	7,777,291	7,755,115	(22,176)	7,755,115	4,252,391	9/30/2010
949837BK3	8,529,969	8,512,962	(17,007)	8,512,962	6,582,888	9/30/2010
12544RAL2	8,654,164	8,581,480	(72,684)	8,581,480	6,388,110	9/30/2010
12669EL95	8,835,696	8,797,873	(37,823)	8,797,873	6,601,090	9/30/2010
12669G5U1	9,025,626	8,841,996	(183,630)	8,841,996	8,322,040	9/30/2010
12669EWY8	9,139,220	8,891,603	(247,617)	8,891,603	6,957,959	9/30/2010
16165TBJ1	9,471,606	9,310,541	(161,065)	9,310,541	7,319,370	9/30/2010
94984XAB6	9,405,896	9,378,148	(27,748)	9,378,148	5,127,610	9/30/2010
12543TAD7	9,547,554	9,470,079	(77,475)	9,470,079	7,959,480	9/30/2010
76110HHA0	9,694,151	9,529,148	(165,003)	9,529,148	7,251,752	9/30/2010
17312FAD5	9,815,809	9,806,180	(9,629)	9,806,180	8,066,300	9/30/2010
362669AQ6	10,010,325	9,998,147	(12,178)	9,998,147	7,466,551	9/30/2010
05948KP37	10,530,359	10,456,348	(74,011)	10,456,348	8,709,566	9/30/2010
46627MAC1	10,932,249	10,874,923	(57,326)	10,874,923	6,533,115	9/30/2010
94984XAM2	11,873,049	11,838,358	(34,691)	11,838,358	7,959,049	9/30/2010
12667FYZ2	13,543,516	12,153,503	(1,390,013)	12,153,503	5,378,866	9/30/2010
45660LPD5	13,630,938	13,535,779	(95,159)	13,535,779	10,422,789	9/30/2010
76114DAE4	14,403,332	14,158,910	(244,422)	14,158,910	13,090,774	9/30/2010
12667GKE2	14,381,868	14,217,499	(164,369)	14,217,499	12,474,020	9/30/2010
12669YAX0	14,609,899	14,474,708	(135,191)	14,474,708	7,351,063	9/30/2010
170255AS2	14,686,766	14,580,345	(106,421)	14,580,345	12,626,625	9/30/2010
36185MEG3	14,702,269	14,698,050	(4,219)	14,698,050	13,749,795	9/30/2010
12669YAH5	15,042,278	14,902,664	(139,614)	14,902,664	11,353,622	9/30/2010
12543UAE2	14,985,389	14,972,823	(12,566)	14,972,823	13,808,141	9/30/2010
46628YBP4	15,292,671	15,243,202	(49,469)	15,243,202	10,564,104	9/30/2010
12544DAQ2	15,349,276	15,280,254	(69,022)	15,280,254	10,370,642	9/30/2010
94985LAD7	15,362,213	15,357,526	(4,687)	15,357,526	11,807,387	9/30/2010
94983BAP4	15,420,761	15,412,864	(7,897)	15,412,864	12,098,625	9/30/2010
02151NBA9	15,606,580	15,520,065	(86,515)	15,520,065	12,120,095	9/30/2010
17025AAB8	16,283,347	15,828,040	(455,307)	15,828,040	16,699,980	9/30/2010
05948KC98	17,319,534	17,277,035	(42,499)	17,277,035	14,358,801	9/30/2010
05948KF20	17,618,032	17,564,850	(53,182)	17,564,850	15,131,075	9/30/2010
749577AL6	18,139,489	18,074,251	(65,238)	18,074,251	10,410,837	9/30/2010
02148YAD6	18,639,155	18,554,515	(84,640)	18,554,515	17,726,264	9/30/2010
12667GFT5	18,726,582	18,576,105	(150,477)	18,576,105	13,843,487	9/30/2010
12669YAF9	19,610,253	19,399,149	(211,104)	19,399,149	10,066,709	9/30/2010
949837BE7	19,849,775	19,801,905	(47,870)	19,801,905	15,333,220	9/30/2010
12667GW74	19,818,397	19,813,092	(5,305)	19,813,092	15,345,380	9/30/2010
12667F5Z4	21,428,561	21,294,549	(134,012)	21,294,549	17,673,695	9/30/2010
12544DAK5	21,491,809	21,405,725	(86,084)	21,405,725	16,578,519	9/30/2010
02149HAK6	21,864,991	21,660,002	(204,989)	21,660,002	20,699,706	9/30/2010
94985WAP6	21,974,515	21,939,669	(34,846)	21,939,669	19,201,255	9/30/2010
12667GQA4	22,343,996	22,294,347	(49,649)	22,294,347	16,792,289	9/30/2010
02148FAW5	24,307,551	23,980,519	(327,032)	23,980,519	19,215,067	9/30/2010
12667F7D1	24,953,037	24,876,150	(76,887)	24,876,150	19,505,863	9/30/2010
949837CC0	25,539,157	25,444,549	(94,608)	25,444,549	19,255,931	9/30/2010

B-152	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
74958BAH5	$25,685,855	$25,561,877		$(123,978)	$25,561,877	$18,927,974	9/30/2010
16163BAP9	28,686,716	28,528,270		(158,446)	28,528,270	23,782,605	9/30/2010
94985JCA6	28,644,151	28,584,900		(59,251)	28,584,900	25,770,990	9/30/2010
46628YBK5	29,077,252	29,054,422		(22,830)	29,054,422	14,702,251	9/30/2010
94985JBR0	29,257,811	29,169,353		(88,458)	29,169,353	13,110,447	9/30/2010
12667GLE1	29,623,764	29,503,475		(120,289)	29,503,475	24,393,453	9/30/2010
12544LAK7	30,863,683	30,752,256		(111,427)	30,752,256	27,918,624	9/30/2010
02151FAD1	35,662,487	35,631,440		(31,047)	35,631,440	26,756,800	9/30/2010
94984HAC9	37,354,109	36,448,626		(905,483)	36,448,626	32,702,779	9/30/2010
74957XAF2	36,832,899	36,774,560		(58,339)	36,774,560	28,287,752	9/30/2010
94985WBL4	36,958,147	36,857,659		(100,488)	36,857,659	27,838,397	9/30/2010
17025JAB9	37,271,990	36,891,975		(380,015)	36,891,975	34,077,959	9/30/2010
12545CAU4	37,511,851	37,191,320		(320,531)	37,191,320	34,835,400	9/30/2010
12667F2J3	39,544,156	39,164,431		(379,725)	39,164,431	32,915,608	9/30/2010
161631AV8	40,692,742	40,504,203		(188,539)	40,504,203	32,871,977	9/30/2010
12543UAD4	42,273,632	42,132,737		(140,895)	42,132,737	23,735,250	9/30/2010
02147QAE2	43,134,015	42,336,150		(797,865)	42,336,150	37,748,150	9/30/2010
12670AAF8	45,917,985	45,587,433		(330,552)	45,587,433	37,380,393	9/30/2010
12544AAC9	48,512,531	48,193,800		(318,731)	48,193,800	28,169,900	9/30/2010
94985JAB6	48,450,962	48,327,700		(123,262)	48,327,700	30,442,250	9/30/2010
74958EAD8	48,969,169	48,804,200		(164,969)	48,804,200	41,046,800	9/30/2010
12667GJR5	50,995,614	50,818,362		(177,252)	50,818,362	37,041,360	9/30/2010
94985RAP7	61,403,193	61,264,640		(138,553)	61,264,640	44,305,600	9/30/2010
12667GFB4	66,405,357	66,349,512		(55,845)	66,349,512	52,004,355	9/30/2010
12667GBA0	67,787,544	67,607,741		(179,803)	67,607,741	51,342,736	9/30/2010
949837AF5	68,594,272	68,455,886		(138,386)	68,455,886	41,453,035	9/30/2010
94985WAQ4	72,997,980	72,781,248		(216,732)	72,781,248	57,469,842	9/30/2010
94986AAC2	110,671,126	110,256,395		(414,731)	110,256,395	97,475,610	9/30/2010
05948KF38	8,102,922	8,008,653		(94,269)	8,008,653	7,523,260	9/30/2010
02660TFM0	10,000,000	9,111,833		(888,167)	9,111,833	5,875,731	6/30/2010
05947UJV1	230,773	—	*	(230,773)	—	250,062	6/30/2010
05947UWD6	3,887	—	*	(3,887)	—	17	6/30/2010
38500XAL6	19,569,620	1,200,000		(18,369,620)	1,200,000	1,200,000	6/30/2010
38500XAM4	1,390,890	—	*	(1,390,890)	—	180,390	6/30/2010
61749EAE7	20,521,789	19,037,308		(1,484,481)	19,037,308	16,444,615	6/30/2010
02147QAE2	43,607,310	43,250,000		(357,310)	43,250,000	36,456,645	6/30/2010
02148FAW5	24,764,882	24,744,699		(20,183)	24,744,699	18,944,847	6/30/2010
02148YAD6	18,959,037	18,754,083		(204,954)	18,754,083	17,217,844	6/30/2010
02149HAK6	22,147,214	21,909,031		(238,183)	21,909,031	20,032,454	6/30/2010
02151CBD7	25,594,706	25,322,620		(272,086)	25,322,620	21,171,746	6/30/2010
02151FAD1	36,260,450	35,708,000		(552,450)	35,708,000	25,848,640	6/30/2010
05948KB65	9,775,591	9,767,580		(8,011)	9,767,580	6,880,762	6/30/2010
05948KC98	17,486,605	17,465,528		(21,077)	17,465,528	13,745,026	6/30/2010
05948KF20	17,769,200	17,751,754		(17,446)	17,751,754	15,634,741	6/30/2010
05948KKZ1	4,669,696	4,553,585		(116,111)	4,553,585	3,037,480	6/30/2010
05948KLA5	943,050	848,321		(94,729)	848,321	925,782	6/30/2010
05948KP37	10,605,841	10,530,759		(75,082)	10,530,759	8,290,079	6/30/2010
05949AMP2	840,574	727,190		(113,384)	727,190	1,437,741	6/30/2010
12543UAD4	42,348,982	42,321,343		(27,639)	42,321,343	22,970,474	6/30/2010
12543UAE2	15,120,338	15,014,740		(105,598)	15,014,740	8,284,514	6/30/2010
12543XAD8	24,672,024	24,630,000		(42,024)	24,630,000	18,013,338	6/30/2010
12544DAK5	21,554,275	21,486,386		(67,889)	21,486,386	15,740,814	6/30/2010
12544DAQ2	15,401,721	15,360,128		(41,593)	15,360,128	10,058,344	6/30/2010
12544LAK7	30,938,839	30,854,400		(84,439)	30,854,400	26,452,928	6/30/2010
12544RAL2	8,678,575	8,663,000		(15,575)	8,663,000	6,057,710	6/30/2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-153

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12545CAU4	$37,809,701	$37,548,000	$(261,701)	$37,548,000	$32,720,240	6/30/2010
12667F7D1	25,272,217	25,220,610	(51,607)	25,220,610	19,089,165	6/30/2010
12667FMJ1	18,249,039	16,795,987	(1,453,052)	16,795,987	9,771,574	6/30/2010
12667FR98	2,402,990	1,819,641	(583,349)	1,819,641	1,365,102	6/30/2010
12667FYZ2	14,897,374	13,912,931	(984,443)	13,912,931	5,145,385	6/30/2010
12667GBA0	68,402,008	68,282,640	(119,368)	68,282,640	50,138,543	6/30/2010
12667GFB4	67,048,513	66,949,823	(98,690)	66,949,823	50,786,923	6/30/2010
12667GFT5	18,766,761	18,741,443	(25,318)	18,741,443	13,010,285	6/30/2010
12667GJG9	16,197,696	16,150,982	(46,714)	16,150,982	11,650,232	6/30/2010
12667GJR5	50,615,994	50,483,550	(132,444)	50,483,550	35,617,692	6/30/2010
12667GKE2	14,577,494	14,515,865	(61,629)	14,515,865	7,914,878	6/30/2010
12667GLE1	29,905,071	29,881,712	(23,359)	29,881,712	23,880,078	6/30/2010
12667GQA4	22,506,298	22,460,394	(45,904)	22,460,394	16,292,248	6/30/2010
12667GUG6	6,374,893	6,339,105	(35,788)	6,339,105	5,439,295	6/30/2010
12667GW74	19,961,817	19,886,000	(75,817)	19,886,000	14,816,578	6/30/2010
12668AAG0	17,380,632	17,270,938	(109,694)	17,270,938	16,458,570	6/30/2010
126694JS8	27,851,078	27,774,433	(76,645)	27,774,433	11,456,916	6/30/2010
12669DN79	4,405,292	4,358,244	(47,048)	4,358,244	2,268,827	6/30/2010
12669DN87	1,232,118	1,116,045	(116,073)	1,116,045	1,266,465	6/30/2010
12669E4W3	2,888,994	2,881,803	(7,191)	2,881,803	2,594,890	6/30/2010
12669YAF9	19,667,671	19,608,000	(59,671)	19,608,000	9,585,698	6/30/2010
12669YAH5	15,357,306	15,079,800	(277,506)	15,079,800	10,946,251	6/30/2010
12669YAX0	14,918,393	14,647,080	(271,313)	14,647,080	6,992,192	6/30/2010
161631AV8	40,839,369	40,694,486	(144,883)	40,694,486	31,252,349	6/30/2010
16163BAP9	28,792,721	28,700,550	(92,171)	28,700,550	23,400,306	6/30/2010
170255AS2	14,759,899	14,701,500	(58,399)	14,701,500	11,982,225	6/30/2010
17025AAB8	16,181,831	16,172,000	(9,831)	16,172,000	14,520,234	6/30/2010
17307G4H8	8,933,129	8,323,160	(609,969)	8,323,160	6,853,426	6/30/2010
17312FAD5	9,835,339	9,813,000	(22,339)	9,813,000	7,749,916	6/30/2010
251510ET6	3,857,397	3,772,604	(84,793)	3,772,604	1,528,953	6/30/2010
32051GDH5	3,252,876	1,786,149	(1,466,727)	1,786,149	3,463,472	6/30/2010
32051GFL4	7,483,229	7,445,103	(38,126)	7,445,103	5,640,328	6/30/2010
32051GVL6	25,285,339	24,685,122	(600,217)	24,685,122	20,274,599	6/30/2010
36185MEG3	14,806,237	14,698,500	(107,737)	14,698,500	13,133,460	6/30/2010
3622MPAN8	28,614,151	28,411,588	(202,563)	28,411,588	23,067,594	6/30/2010
362669AQ6	10,054,269	10,017,389	(36,880)	10,017,389	7,067,147	6/30/2010
45660LPD5	13,629,843	13,624,200	(5,643)	13,624,200	9,771,779	6/30/2010
46628YBP4	15,318,147	15,300,702	(17,445)	15,300,702	10,182,346	6/30/2010
52521RAS0	2,469,848	2,467,918	(1,930)	2,467,918	1,344,928	6/30/2010
576434JM7	5,886,943	5,653,674	(233,269)	5,653,674	3,250,454	6/30/2010
576434SW5	8,120,545	7,355,638	(764,907)	7,355,638	6,446,802	6/30/2010
74951PEA2	597,326	543,209	(54,117)	543,209	436,786	6/30/2010
74957EAF4	38,358,479	38,293,596	(64,883)	38,293,596	31,920,863	6/30/2010
74957VAQ2	22,202,597	22,177,240	(25,357)	22,177,240	18,773,771	6/30/2010
749583AH3	10,118,223	10,072,116	(46,107)	10,072,116	4,455,192	6/30/2010
74958BAH5	25,784,859	25,728,036	(56,823)	25,728,036	18,448,619	6/30/2010
74958EAD8	49,154,795	48,980,000	(174,795)	48,980,000	39,845,220	6/30/2010
76110HHB8	2,928,571	2,269,149	(659,422)	2,269,149	1,574,575	6/30/2010
76110HNQ8	3,116,679	3,024,481	(92,198)	3,024,481	1,883,540	6/30/2010
76110HSG5	6,516,403	6,414,262	(102,141)	6,414,262	3,841,482	6/30/2010
76110HSH3	1,800,187	1,733,449	(66,738)	1,733,449	604,826	6/30/2010
761118PQ5	12,207,070	12,192,106	(14,964)	12,192,106	9,685,647	6/30/2010
94980KAQ5	547,902	379,172	(168,730)	379,172	609,386	6/30/2010
949837AF5	68,992,674	68,564,059	(428,615)	68,564,059	39,882,612	6/30/2010
949837BE7	19,954,665	19,833,968	(120,697)	19,833,968	14,590,502	6/30/2010

B-154	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
949837BK3	$8,580,092	$8,527,305		$(52,787)	$8,527,305	$6,364,555	6/30/2010
949837CC0	25,681,333	25,528,998		(152,335)	25,528,998	18,373,777	6/30/2010
94984XAB6	9,481,753	9,414,256		(67,497)	9,414,256	5,064,834	6/30/2010
94984XAD2	7,840,833	7,784,280		(56,553)	7,784,280	4,191,274	6/30/2010
94984XAM2	11,969,285	11,883,922		(85,363)	11,883,922	7,797,417	6/30/2010
94985JAB6	48,678,798	48,455,000		(223,798)	48,455,000	29,726,700	6/30/2010
94985JBR0	29,415,431	29,263,940		(151,491)	29,263,940	12,762,503	6/30/2010
94985JCA6	28,823,651	28,677,000		(146,651)	28,677,000	24,438,870	6/30/2010
94985RAP7	61,723,029	61,427,200		(295,829)	61,427,200	44,165,632	6/30/2010
94985WAP6	22,493,083	22,415,762		(77,321)	22,415,762	19,308,138	6/30/2010
94985WAQ4	72,279,028	71,850,942		(428,086)	71,850,942	30,769,004	6/30/2010
94985WBL4	37,110,835	36,927,295		(183,540)	36,927,295	27,557,573	6/30/2010
94986AAC2	111,161,847	110,675,500		(486,347)	110,675,500	92,731,400	6/30/2010
19075CAJ2	10,031,998	—	²	(5,248,178)	4,783,820	4,783,820	6/30/2010
19075CAK9	5,761,021	—	²	(385,711)	5,375,310	5,375,310	6/30/2010
19075CAN3	454,802	—	²	(4,802)	450,000	450,000	6/30/2010
03762AAG4	3,000,000	2,290,278		(709,722)	2,290,278	473,700	6/30/2010
05947UY28	3,872,411	3,536,539		(335,872)	3,536,539	2,304,160	6/30/2010
07383F4H8	4,215,294	2,999,442		(1,215,852)	2,999,442	2,092,997	6/30/2010
07383F6U7	5,012,020	4,551,163		(460,857)	4,551,163	2,193,960	6/30/2010
07387BEP4	4,526,623	2,598,305		(1,928,318)	2,598,305	1,022,967	6/30/2010
07387BEQ2	1,586,185	1,037,442		(548,743)	1,037,442	1,538,635	6/30/2010
07387BFZ1	2,845,351	2,806,498		(38,853)	2,806,498	994,117	6/30/2010
07387BGA5	1,043,338	704,201		(339,137)	704,201	475,037	6/30/2010
07388VAL2	11,525,006	10,970,227		(554,779)	10,970,227	3,277,402	6/30/2010
07388YBE1	1,156,869	1,027,849		(129,020)	1,027,849	718,053	6/30/2010
126171AQ0	4,279,102	3,221,462		(1,057,640)	3,221,462	1,587,060	6/30/2010
126671R73	4,136,680	1,903,429		(2,233,251)	1,903,429	1,441,915	6/30/2010
161546GN0	2,474,742	2,218,390		(256,352)	2,218,390	1,496,551	6/30/2010
161546HW9	2,109,796	1,916,133		(193,663)	1,916,133	877,420	6/30/2010
17310MAQ3	11,543,931	10,977,840		(566,091)	10,977,840	2,437,350	6/30/2010
17310MAS9	869,195	658,119		(211,076)	658,119	524,056	6/30/2010
190749AN1	454,683	—	*	(454,683)	—	334,555	6/30/2010
20047EAM4	17,809,954	2,262,744		(15,547,210)	2,262,744	7,551,052	6/30/2010
20047EAP7	1,939,562	86,050		(1,853,512)	86,050	4,187,072	6/30/2010
20173MAQ3	543,825	409,714		(134,111)	409,714	450,000	6/30/2010
21075WBA2	1,992,829	1,695,008		(297,821)	1,695,008	1,755,083	6/30/2010
21075WCJ2	1,024,488	991,680		(32,808)	991,680	919,230	6/30/2010
22544QAK5	7,527,566	3,664,397		(3,863,169)	3,664,397	4,856,256	6/30/2010
22544QAM1	1,598,153	928,636		(669,517)	928,636	4,888,517	6/30/2010
22544QAN9	462,771	405,235		(57,536)	405,235	2,008,916	6/30/2010
22544QAP4	260,514	141,114		(119,400)	141,114	1,063,716	6/30/2010
22544QAQ2	432,694	—	*	(432,694)	—	1,627,740	6/30/2010
225458SA7	18,121,902	2,904,026		(15,217,876)	2,904,026	2,131,445	6/30/2010
225458SB5	9,869,737	—	*	(9,869,737)	—	1,281,595	6/30/2010
225470G80	9,885,679	9,314,838		(570,841)	9,314,838	3,586,580	6/30/2010
225470H22	829,081	674,362		(154,719)	674,362	930,776	6/30/2010
361849K84	7,525,132	4,018,985		(3,506,147)	4,018,985	4,018,985	6/30/2010
361849K92	7,623,154	—	*	(7,623,154)	—	3,325,906	6/30/2010
361849S29	4,640,299	2,288,639		(2,351,660)	2,288,639	2,291,990	6/30/2010
362332AT5	166,263	—	*	(166,263)	—	2,198,895	6/30/2010
36298JAA1	27,099,044	24,822,176		(2,276,868)	24,822,176	12,400,025	6/30/2010
36298JAC7	5,139,995	1,949,799		(3,190,196)	1,949,799	1,200,000	6/30/2010
449670FA1	1,137,158	989,132		(148,026)	989,132	824,067	6/30/2010
46625M2W8	1,190,469	1,035,452		(155,017)	1,035,452	172,779	6/30/2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-155

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46625M2Y4	$304,618	$148,459		$(156,159)	$148,459	$166,916	6/30/2010
46625MQ85	1,454,205	1,055,723		(398,482)	1,055,723	129,182	6/30/2010
46625MQ93	263,036	—	*	(263,036)	—	121,269	6/30/2010
46625MZH5	1,098,149	973,556		(124,593)	973,556	600,519	6/30/2010
46625MZJ1	229,904	—	*	(229,904)	—	480,692	6/30/2010
46625YC68	1,920,693	1,211,550		(709,143)	1,211,550	801,566	6/30/2010
46628FAU5	4,912,849	4,049,667		(863,182)	4,049,667	1,006,440	6/30/2010
46629PAU2	2,702,265	690,309		(2,011,956)	690,309	983,460	6/30/2010
46629YAM1	13,707,049	8,592,792		(5,114,257)	8,592,792	6,450,580	6/30/2010
46630AAC2	688,305	577,839		(110,466)	577,839	595,000	6/30/2010
46630AAG3	354,138	345,685		(8,453)	345,685	360,000	6/30/2010
46631BAN5	20,305,019	5,730,812		(14,574,207)	5,730,812	8,501,437	6/30/2010
46631BAP0	3,520,588	2,243,276		(1,277,312)	2,243,276	3,436,631	6/30/2010
46632HAQ4	644,565	523,138		(121,427)	523,138	487,451	6/30/2010
46632HAR2	1,000,083	789,774		(210,309)	789,774	968,281	6/30/2010
50179AAM9	2,402,327	1,391,550		(1,010,777)	1,391,550	480,000	6/30/2010
50180CAM2	2,358,833	2,090,558		(268,275)	2,090,558	1,991,243	6/30/2010
50180JAK1	20,070,456	17,763,790		(2,306,666)	17,763,790	4,400,140	6/30/2010
50180JAL9	3,748,058	176,580		(3,571,478)	176,580	840,000	6/30/2010
50180JAM7	1,106,615	432,446		(674,169)	432,446	1,700,000	6/30/2010
50180JAR6	308,480	212,024		(96,456)	212,024	840,000	6/30/2010
52108HV76	5,010,652	4,725,295		(285,357)	4,725,295	1,674,835	6/30/2010
52108HZ80	4,919,590	1,306,664		(3,612,926)	1,306,664	1,793,141	6/30/2010
52108MGC1	4,348,789	3,833,542		(515,247)	3,833,542	923,270	6/30/2010
52108MGD9	4,934,933	577,539		(4,357,394)	577,539	497,400	6/30/2010
52108RCK6	6,079,350	2,445,872		(3,633,478)	2,445,872	853,528	6/30/2010
52522HAL6	33,516,549	32,632,083		(884,466)	32,632,083	18,025,164	6/30/2010
55312TAH6	7,043,679	4,110,302		(2,933,377)	4,110,302	2,912,630	6/30/2010
55312YAJ1	1,059,807	891,680		(168,127)	891,680	2,550,000	6/30/2010
59023BAN4	1,021,114	1,018,056		(3,058)	1,018,056	770,000	6/30/2010
60687UAM9	3,361,402	2,705,553		(655,849)	2,705,553	1,074,526	6/30/2010
60687VAN5	32,425	27,267		(5,158)	27,267	749,891	6/30/2010
61745M6T5	6,514,086	5,299,526		(1,214,560)	5,299,526	2,651,250	6/30/2010
61745MX57	2,849,974	2,608,523		(241,451)	2,608,523	1,120,443	6/30/2010
61749MAG4	108,945	92,067		(16,878)	92,067	345,736	6/30/2010
61750YAF6	32,430,105	32,248,898		(181,207)	32,248,898	26,973,444	6/30/2010
61751NAQ5	1,387,727	864,604		(523,123)	864,604	805,440	6/30/2010
61751NAR3	714,999	378,635		(336,364)	378,635	400,000	6/30/2010
61754KAP0	2,678,454	2,541,397		(137,057)	2,541,397	3,684,741	6/30/2010
643529AD2	12,102,280	11,103,196		(999,084)	11,103,196	8,263,928	6/30/2010
74438WAN6	1,082,617	400,684		(681,933)	400,684	35,420	6/30/2010
760985YY1	831,763	605,023		(226,740)	605,023	143,230	6/30/2010
76110WRX6	1,417,999	758,223		(659,776)	758,223	583,292	6/30/2010
86359B4V0	21,641,235	20,762,501		(878,734)	20,762,501	14,349,507	6/30/2010
86359DMX2	49,984,375	47,927,368		(2,057,007)	47,927,368	32,510,440	6/30/2010
87222PAE3	29,238,524	28,382,087		(856,437)	28,382,087	15,820,916	6/30/2010
92977QAM0	20,053,514	10,149,716		(9,903,798)	10,149,716	5,842,480	6/30/2010
92978MAL0	11,091,220	10,867,453		(223,767)	10,867,453	4,429,080	6/30/2010
92978MAN6	7,874,789	1,282,000		(6,592,789)	1,282,000	5,840,200	6/30/2010
92978MAT3	130,171	—	*	(130,171)	—	435,680	6/30/2010
92978TAK7	20,062,978	14,704,038		(5,358,940)	14,704,038	5,308,880	6/30/2010
92978TAL5	22,273,467	4,978,080		(17,295,387)	4,978,080	6,427,860	6/30/2010
92978TAM3	5,018,168	4,288,449		(729,719)	4,288,449	5,558,910	6/30/2010
93934DAR8	63,646	54,032		(9,614)	54,032	44,885	6/30/2010
939344AN7	6,065,430	—²		(1,272,720)	4,792,710	4,792,710	6/30/2010

B-156	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
00253CHK6	$2,245,378	$1,955,804		$(289,574)	$1,955,804	$1,174,423	3/31/2010
74040KAC6	6,795,019	—	²	(2,859,085)	3,935,934	3,935,934	3/31/2010
03702YAC4	25,200	—	²	(10,800)	14,400	14,400	3/31/2010
55312TAR4	650,808	—	²	(165,128)	485,680	485,680	3/31/2010
02147QAE2	45,092,898	43,634,925		(1,457,973)	43,634,925	35,987,230	3/31/2010
02148FAW5	26,144,301	25,008,260		(1,136,041)	25,008,260	18,776,720	3/31/2010
02148YAD6	19,568,230	18,986,984		(581,246)	18,986,984	17,070,532	3/31/2010
02149HAK6	23,392,360	22,157,145		(1,235,215)	22,157,145	19,738,678	3/31/2010
02151CBD7	27,542,769	25,854,585		(1,688,184)	25,854,585	23,165,668	3/31/2010
02151FAD1	37,054,586	36,269,400		(785,186)	36,269,400	25,475,656	3/31/2010
02151NBA9	17,316,643	15,671,369		(1,645,274)	15,671,369	8,688,977	3/31/2010
05947UVZ8	318,015	298,794		(19,221)	298,794	11,341	3/31/2010
05947UWA2	160,955	—	*	(160,955)	—	5,670	3/31/2010
05947UWB0	38,213	—	*	(38,213)	—	11	3/31/2010
05947UWC8	37,462	—	*	(37,462)	—	11	3/31/2010
05947UY28	4,010,191	3,876,118		(134,073)	3,876,118	2,551,720	3/31/2010
05948KB65	9,967,742	9,779,206		(188,536)	9,779,206	6,793,636	3/31/2010
05948KC98	17,655,061	17,488,890		(166,171)	17,488,890	13,601,691	3/31/2010
05948KF20	17,999,982	17,770,893		(229,089)	17,770,893	15,539,459	3/31/2010
05948KLA5	1,682,897	966,410		(716,487)	966,410	922,443	3/31/2010
05948KP37	10,677,570	10,605,671		(71,899)	10,605,671	8,190,960	3/31/2010
05949AA67	4,729,113	2,495,578		(2,233,535)	2,495,578	3,005,167	3/31/2010
05949AA75	255,894	251,887		(4,007)	251,887	430,578	3/31/2010
05949AM23	1,731,479	910,147		(821,332)	910,147	1,872,146	3/31/2010
05949AM31	358,619	174,351		(184,268)	174,351	328,060	3/31/2010
05949AMN7	6,185,487	5,227,430		(958,057)	5,227,430	4,028,445	3/31/2010
05949AMP2	2,112,024	867,709		(1,244,315)	867,709	1,432,633	3/31/2010
05949TBF5	19,631,054	19,565,964		(65,090)	19,565,964	16,488,408	3/31/2010
059511AM7	1,289,986	1,249,704		(40,282)	1,249,704	1,392,444	3/31/2010
059511AS4	1,188,469	1,011,351		(177,118)	1,011,351	1,314,724	3/31/2010
059511AU9	1,414,062	1,236,027		(178,035)	1,236,027	1,730,310	3/31/2010
07383F5T1	4,790,399	4,327,654		(462,745)	4,327,654	1,797,485	3/31/2010
07387BGA5	1,400,027	1,067,771		(332,256)	1,067,771	394,127	3/31/2010
07388YBC5	1,667,650	1,652,127		(15,523)	1,652,127	1,013,894	3/31/2010
07388YBE1	1,280,301	1,239,645		(40,656)	1,239,645	651,277	3/31/2010
12543UAE2	15,131,563	15,127,220		(4,343)	15,127,220	8,170,711	3/31/2010
12543XAD8	24,797,903	24,672,225		(125,678)	24,672,225	18,039,990	3/31/2010
12544ABJ3	13,091,155	12,070,878		(1,020,277)	12,070,878	12,263,022	3/31/2010
12544DAK5	21,675,290	21,552,653		(122,637)	21,552,653	15,549,424	3/31/2010
12544DAQ2	15,572,064	15,404,221		(167,843)	15,404,221	9,926,487	3/31/2010
12566RAG6	38,921,572	36,322,540		(2,599,032)	36,322,540	29,557,714	3/31/2010
126378AG3	13,400,744	11,953,260		(1,447,484)	11,953,260	9,307,516	3/31/2010
126378AH1	14,653,389	13,107,947		(1,545,442)	13,107,947	8,948,331	3/31/2010
126670GR3	6,435,271	6,134,841		(300,430)	6,134,841	2,553,352	3/31/2010
126670QT8	3,567,630	3,532,757		(34,873)	3,532,757	1,735,609	3/31/2010
126671TW6	791,031	482,758		(308,273)	482,758	173,299	3/31/2010
12667F4N2	9,827,189	9,686,117		(141,072)	9,686,117	6,712,318	3/31/2010
12667F7D1	25,637,740	25,380,242		(257,498)	25,380,242	18,962,088	3/31/2010
12667FMJ1	19,236,952	18,352,895		(884,057)	18,352,895	9,673,785	3/31/2010
12667FR98	4,326,017	2,464,197		(1,861,820)	2,464,197	1,354,983	3/31/2010
12667FW92	8,268,058	8,092,925		(175,133)	8,092,925	8,186,958	3/31/2010
12667FYZ2	19,181,294	15,089,537		(4,091,757)	15,089,537	5,129,987	3/31/2010
12667GBA0	69,058,015	68,732,995		(325,020)	68,732,995	49,770,826	3/31/2010
12667GFB4	67,640,171	67,336,274		(303,897)	67,336,274	50,440,009	3/31/2010
12667GFT5	19,136,757	18,770,374		(366,383)	18,770,374	12,774,402	3/31/2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-157

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12667GJG9	$16,350,299	$16,229,555		$(120,744)	$16,229,555	$11,513,931	3/31/2010
12667GJR5	50,384,658	50,284,751		(99,907)	50,284,751	34,930,567	3/31/2010
12667GKE2	14,834,096	14,618,697		(215,399)	14,618,697	7,806,783	3/31/2010
12667GLE1	30,077,725	30,005,580		(72,145)	30,005,580	23,611,971	3/31/2010
12667GQA4	22,619,726	22,510,909		(108,817)	22,510,909	16,091,161	3/31/2010
12667GUG6	6,835,517	6,537,866		(297,651)	6,537,866	5,463,941	3/31/2010
12667GW74	20,027,382	19,963,420		(63,962)	19,963,420	14,633,914	3/31/2010
12668AAG0	18,586,413	17,911,328		(675,085)	17,911,328	16,654,665	3/31/2010
12668ASQ9	27,229,913	25,937,547		(1,292,366)	25,937,547	22,812,379	3/31/2010
12668ASR7	7,317,769	6,886,618		(431,151)	6,886,618	4,037,703	3/31/2010
12669DN79	4,528,692	4,471,443		(57,249)	4,471,443	2,271,979	3/31/2010
12669DN87	1,895,658	1,279,333		(616,325)	1,279,333	1,264,284	3/31/2010
12669E4W3	4,764,288	2,964,336		(1,799,952)	2,964,336	2,585,613	3/31/2010
12669EL95	9,268,819	9,039,136		(229,683)	9,039,136	6,425,375	3/31/2010
12669EWY8	9,536,306	9,367,430		(168,876)	9,367,430	6,773,222	3/31/2010
12669EWZ5	2,824,872	1,934,891		(889,981)	1,934,891	1,526,678	3/31/2010
12669G5U1	9,149,772	9,036,280		(113,492)	9,036,280	7,866,346	3/31/2010
12669YAH5	16,359,710	15,365,488		(994,222)	15,365,488	7,308,981	3/31/2010
12669YAX0	15,297,865	14,926,570		(371,295)	14,926,570	6,898,128	3/31/2010
161546ED4	1,026,193	150,374		(875,819)	150,374	122,313	3/31/2010
161546FY7	2,174,201	1,131,814		(1,042,387)	1,131,814	901,447	3/31/2010
161546GN0	3,527,196	2,676,088		(851,108)	2,676,088	1,565,295	3/31/2010
161546HW9	2,319,369	2,179,089		(140,280)	2,179,089	914,234	3/31/2010
161551FW1	102,065	17,042		(85,023)	17,042	6,631	3/31/2010
16163BAP9	28,961,620	28,795,776		(165,844)	28,795,776	23,240,422	3/31/2010
16165LAG5	13,413,371	13,314,507		(98,864)	13,314,507	8,095,071	3/31/2010
16165TBJ1	10,243,892	9,600,706		(643,186)	9,600,706	7,029,679	3/31/2010
17025AAB8	16,388,366	16,154,460		(233,906)	16,154,460	14,346,748	3/31/2010
17307GVK1	11,149,554	10,299,526		(850,028)	10,299,526	7,870,632	3/31/2010
17309YAD9	19,148,250	16,770,460		(2,377,790)	16,770,460	12,633,390	3/31/2010
17310AAR7	32,435,381	32,363,117		(72,264)	32,363,117	21,929,096	3/31/2010
17312FAD5	9,848,853	9,834,560		(14,293)	9,834,560	7,686,453	3/31/2010
190749AN1	1,108,586	511,945		(596,641)	511,945	360,290	3/31/2010
19075CAL7	2,833,371	2,096,747		(736,624)	2,096,747	4,471,046	3/31/2010
19075CAM5	719,222	568,626		(150,596)	568,626	851,135	3/31/2010
19075CAN3	556,895	476,463		(80,432)	476,463	500,000	3/31/2010
19075CAS2	2,932,809	2,400,723		(532,086)	2,400,723	2,419,440	3/31/2010
20047EAP7	2,599,344	2,086,554		(512,790)	2,086,554	5,188,491	3/31/2010
22544QAK5	15,058,638	7,669,903		(7,388,735)	7,669,903	4,243,770	3/31/2010
22544QAM1	6,170,500	1,899,693		(4,270,807)	1,899,693	4,437,299	3/31/2010
22544QAN9	2,210,330	592,662		(1,617,668)	592,662	1,752,254	3/31/2010
22544QAP4	928,438	334,945		(593,493)	334,945	942,255	3/31/2010
22544QAQ2	1,521,856	574,510		(947,346)	574,510	1,467,674	3/31/2010
225458SB5	13,997,534	9,852,236		(4,145,298)	9,852,236	2,691,761	3/31/2010
22545XAP8	717,543	—	*	(717,543)	—	2,567,337	3/31/2010
251510CY7	6,027,410	4,221,438		(1,805,972)	4,221,438	2,388,495	3/31/2010
251510ET6	5,967,441	3,950,554		(2,016,887)	3,950,554	1,526,850	3/31/2010
251511AC5	14,805,071	14,612,272		(192,799)	14,612,272	10,668,651	3/31/2010
294751BY7	3,584,750	2,457,027		(1,127,723)	2,457,027	1,050,749	3/31/2010
294751DH2	2,155,248	1,701,535		(453,713)	1,701,535	389,294	3/31/2010
294751DY5	1,611,177	1,242,907		(368,270)	1,242,907	272,004	3/31/2010
294751FB3	4,469,940	2,159,859		(2,310,081)	2,159,859	1,262,440	3/31/2010
294751FC1	1,232,038	609,805		(622,233)	609,805	514,437	3/31/2010
294754AY2	5,323,066	5,073,326		(249,740)	5,073,326	4,147,640	3/31/2010
32051GDH5	3,970,409	3,264,438		(705,971)	3,264,438	3,409,527	3/31/2010

B-158	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
32051GFL4	$7,578,722	$7,537,146		$(41,576)	$7,537,146	$5,595,466	3/31/2010
36228CYQ0	23,086,753	19,954,462		(3,132,291)	19,954,462	7,527,524	3/31/2010
3622ECAH9	5,882,873	4,421,834		(1,461,039)	4,421,834	2,885,374	3/31/2010
3622ECAK2	18,750,828	16,607,826		(2,143,002)	16,607,826	11,280,108	3/31/2010
3622ELAD8	44,091,517	41,871,096		(2,220,421)	41,871,096	24,891,299	3/31/2010
3622MPBE7	50,351,907	49,993,950		(357,957)	49,993,950	40,524,485	3/31/2010
362332AT5	431,489	238,109		(193,380)	238,109	2,881,920	3/31/2010
362332AV0	399,877	—	*	(399,877)	—	1,640,000	3/31/2010
362334ME1	23,534,063	22,348,250		(1,185,813)	22,348,250	16,824,456	3/31/2010
362334QC1	9,034,890	8,860,291		(174,599)	8,860,291	6,830,887	3/31/2010
362375AD9	15,214,761	14,512,803		(701,958)	14,512,803	11,097,407	3/31/2010
362669AQ6	10,072,205	10,055,881		(16,324)	10,055,881	6,988,691	3/31/2010
36298JAC7	7,457,412	5,205,353		(2,252,059)	5,205,353	1,300,000	3/31/2010
36828QLB0	6,650,482	5,297,161		(1,353,321)	5,297,161	1,925,996	3/31/2010
45660LPD5	13,660,835	13,628,158		(32,677)	13,628,158	9,535,212	3/31/2010
46412QAD9	4,715,407	4,220,242		(495,165)	4,220,242	2,670,797	3/31/2010
46625MQ93	446,572	295,023		(151,549)	295,023	121,263	3/31/2010
46627MAC1	11,101,556	10,947,012		(154,544)	10,947,012	6,190,987	3/31/2010
46628SAG8	24,118,269	20,192,336		(3,925,933)	20,192,336	14,055,183	3/31/2010
46628YBP4	15,322,409	15,320,058		(2,351)	15,320,058	10,033,890	3/31/2010
46629PAU2	3,005,928	2,707,139		(298,789)	2,707,139	898,887	3/31/2010
46629YAM1	15,658,620	13,795,880		(1,862,740)	13,795,880	5,507,620	3/31/2010
46630AAC2	1,551,188	728,104		(823,084)	728,104	490,000	3/31/2010
46631BAN5	28,347,649	20,421,136		(7,926,513)	20,421,136	6,896,809	3/31/2010
46631BAP0	9,891,067	3,714,812		(6,176,255)	3,714,812	2,894,337	3/31/2010
46632HAQ4	1,677,705	661,287		(1,016,418)	661,287	508,468	3/31/2010
46632HAR2	2,047,306	1,057,218		(990,088)	1,057,218	1,015,355	3/31/2010
50177AAL3	2,208,516	1,197,758		(1,010,758)	1,197,758	1,903,030	3/31/2010
50179AAM9	2,908,774	2,465,436		(443,338)	2,465,436	480,000	3/31/2010
50179AAN7	1,311,655	—	*	(1,311,655)	—	549,000	3/31/2010
50179AAS6	1,242,113	—	*	(1,242,113)	—	524,370	3/31/2010
50180JAM7	4,017,423	1,334,232		(2,683,191)	1,334,232	1,700,000	3/31/2010
50180JAR6	2,095,451	478,725		(1,616,726)	478,725	840,000	3/31/2010
52108HZ80	5,810,790	4,946,320		(864,470)	4,946,320	1,767,997	3/31/2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	3/31/2010
525221EB9	29,827,547	28,822,444		(1,005,103)	28,822,444	20,852,745	3/31/2010
525221JW8	40,440,084	34,927,611		(5,512,473)	34,927,611	25,824,420	3/31/2010
52522HAL6	39,058,866	33,636,080		(5,422,786)	33,636,080	17,901,172	3/31/2010
52523KAH7	11,907,943	11,021,602		(886,341)	11,021,602	8,733,078	3/31/2010
55312TAJ2	2,018,264	1,289,222		(729,042)	1,289,222	1,686,681	3/31/2010
55312TAK9	3,935,156	2,755,763		(1,179,393)	2,755,763	3,275,550	3/31/2010
55312YAJ1	1,551,651	1,249,295		(302,356)	1,249,295	1,950,000	3/31/2010
55312YAK8	733,206	333,928		(399,278)	333,928	880,000	3/31/2010
55312YAL6	910,764	—	*	(910,764)	—	700,000	3/31/2010
55312YAS1	550,646	—	*	(550,646)	—	400,000	3/31/2010
55312YAT9	765,344	—	*	(765,344)	—	600,000	3/31/2010
576434GR9	2,237,348	1,529,886		(707,462)	1,529,886	1,340,151	3/31/2010
576434SW5	11,213,256	8,207,145		(3,006,111)	8,207,145	6,404,670	3/31/2010
59022HEC2	1,383,042	207,699		(1,175,343)	207,699	2,685,200	3/31/2010
59022HED0	159,625	—	*	(159,625)	—	225,006	3/31/2010
59023BAN4	1,122,794	1,105,828		(16,966)	1,105,828	700,000	3/31/2010
60687UAM9	3,497,630	3,390,262		(107,368)	3,390,262	825,381	3/31/2010
60687VAM7	657,467	431,421		(226,046)	431,421	1,131,145	3/31/2010
60687VAN5	298,309	80,935		(217,374)	80,935	641,864	3/31/2010
60688BAS7	2,250,067	1,955,270		(294,797)	1,955,270	1,571,053	3/31/2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-159

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61745MU68	$2,299,306	$1,415,396		$(883,910)	$1,415,396	$1,525,508	3/31/2010
61745MX57	3,006,452	2,853,555		(152,897)	2,853,555	1,241,373	3/31/2010
61746WF21	92,228	86,333		(5,895)	86,333	107,333	3/31/2010
61749MAG4	191,762	145,696		(46,066)	145,696	315,933	3/31/2010
61749WAH0	5,178,256	4,930,474		(247,782)	4,930,474	3,532,277	3/31/2010
61749WAJ6	3,606,906	3,446,762		(160,144)	3,446,762	2,750,651	3/31/2010
61750CAS6	5,688,819	4,877,713		(811,106)	4,877,713	2,649,141	3/31/2010
61751NAQ5	1,632,133	1,424,789		(207,344)	1,424,789	689,540	3/31/2010
61751NAR3	835,685	762,541		(73,144)	762,541	400,000	3/31/2010
61752JAF7	12,151,727	11,733,026		(418,701)	11,733,026	9,177,410	3/31/2010
61753JAM1	1,468,321	1,034,343		(433,978)	1,034,343	1,927,030	3/31/2010
61753JAN9	893,267	724,829		(168,438)	724,829	1,013,006	3/31/2010
61754KAN5	29,543,750	14,902,848		(14,640,902)	14,902,848	7,169,550	3/31/2010
61754KAP0	4,753,770	2,882,584		(1,871,186)	2,882,584	3,179,403	3/31/2010
74951PEA2	1,411,161	611,715		(799,446)	611,715	798,880	3/31/2010
749577AL6	18,344,213	18,173,451		(170,762)	18,173,451	9,351,820	3/31/2010
74958BAH5	26,688,678	25,795,063		(893,615)	25,795,063	18,183,241	3/31/2010
74958EAD8	49,330,341	49,156,800		(173,541)	49,156,800	39,456,610	3/31/2010
75115CAG2	8,686,890	8,574,274		(112,616)	8,574,274	8,132,934	3/31/2010
75971EAF3	426,984	364,335		(62,649)	364,335	261,375	3/31/2010
759950GW2	11,000,000	9,571,051		(1,428,949)	9,571,051	5,472,159	3/31/2010
7609854A6	33,830,344	30,009,356		(3,820,988)	30,009,356	15,941,114	3/31/2010
760985YY1	951,336	833,683		(117,653)	833,683	122,201	3/31/2010
76110HHB8	3,704,290	2,979,257		(725,033)	2,979,257	1,570,435	3/31/2010
76110HNQ8	3,421,480	3,163,808		(257,672)	3,163,808	1,875,614	3/31/2010
76110HQS1	5,909,509	4,753,597		(1,155,912)	4,753,597	3,911,273	3/31/2010
76110HQT9	1,234,187	501,006		(733,181)	501,006	552,010	3/31/2010
76110HSH3	2,599,507	1,840,661		(758,846)	1,840,661	597,846	3/31/2010
76110HX53	10,731,362	10,506,169		(225,193)	10,506,169	7,093,483	3/31/2010
76110HX87	23,928,208	23,397,766		(530,442)	23,397,766	15,777,859	3/31/2010
76110WQA7	15,542,700	14,592,408		(950,292)	14,592,408	6,411,873	3/31/2010
76110WRX6	2,811,280	1,514,494		(1,296,786)	1,514,494	597,290	3/31/2010
76110WTB2	4,358,804	4,046,507		(312,297)	4,046,507	1,956,630	3/31/2010
76110WTU0	2,967,641	2,806,539		(161,102)	2,806,539	1,139,118	3/31/2010
76110WUL8	14,858,673	14,320,496		(538,177)	14,320,496	4,842,900	3/31/2010
76110WUM6	6,485,856	6,369,500		(116,356)	6,369,500	5,036,685	3/31/2010
76110WVT0	877,241	672,338		(204,903)	672,338	363,176	3/31/2010
76110WWK8	2,357,146	1,818,861		(538,285)	1,818,861	770,759	3/31/2010
761118CZ9	11,151,038	10,916,220		(234,818)	10,916,220	5,093,136	3/31/2010
761118PQ5	12,290,266	12,209,616		(80,650)	12,209,616	9,599,776	3/31/2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	3/31/2010
76114DAE4	15,287,451	15,118,884		(168,567)	15,118,884	13,098,239	3/31/2010
87222PAE3	35,277,842	29,398,655		(5,879,187)	29,398,655	16,122,708	3/31/2010
92977QAP3	8,825,113	2,097,324		(6,727,789)	2,097,324	3,343,397	3/31/2010
92977QAQ1	3,067,791	555,880		(2,511,911)	555,880	2,894,060	3/31/2010
92978MAN6	21,198,285	8,122,135		(13,076,150)	8,122,135	6,003,050	3/31/2010
92978MAT3	1,306,147	207,324		(1,098,823)	207,324	1,234,287	3/31/2010
92978QAP2	454,099	—	*	(454,099)	—	1,408,390	3/31/2010
92978QAR8	1,555,608	—	*	(1,555,608)	—	3,448,340	3/31/2010
92978QAT4	721,689	—	*	(721,689)	—	1,200,000	3/31/2010
93934DAR8	80,306	66,124		(14,182)	66,124	42,673	3/31/2010
94980KAQ5	672,475	563,431		(109,044)	563,431	608,303	3/31/2010
949837AF5	69,106,312	68,983,549		(122,763)	68,983,549	39,419,082	3/31/2010
949837BE7	19,956,633	19,950,284		(6,349)	19,950,284	14,404,911	3/31/2010
949837BK3	8,604,257	8,579,231		(25,026)	8,579,231	6,285,336	3/31/2010

B-160	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94983BAP4	$15,480,624	$15,407,947		$(72,677)	$15,407,947	$11,951,023	3/31/2010
94984AAR1	29,305,436	29,134,800		(170,636)	29,134,800	15,831,891	3/31/2010
94984AAS9	10,026,305	9,967,760		(58,545)	9,967,760	7,951,333	3/31/2010
94984FAR0	35,362,500	35,181,913		(180,587)	35,181,913	26,150,659	3/31/2010
94984JAK7	44,835,899	43,930,925		(904,974)	43,930,925	31,606,570	3/31/2010
94984XAB6	9,537,419	9,483,578		(53,841)	9,483,578	5,034,366	3/31/2010
94984XAD2	7,887,301	7,842,358		(44,943)	7,842,358	4,163,905	3/31/2010
94984XAM2	12,041,714	11,971,668		(70,046)	11,971,668	7,721,227	3/31/2010
94985JAB6	48,930,619	48,678,950		(251,669)	48,678,950	29,241,105	3/31/2010
94985JBR0	29,490,677	29,416,351		(74,326)	29,416,351	12,570,636	3/31/2010
94985JCA6	28,951,381	28,831,230		(120,151)	28,831,230	24,132,195	3/31/2010
94985RAP7	61,798,708	61,727,872		(70,836)	61,727,872	43,791,258	3/31/2010
94985WAP6	23,112,305	22,793,202		(319,103)	22,793,202	19,317,875	3/31/2010
94985WAQ4	71,557,171	71,525,516		(31,655)	71,525,516	30,565,698	3/31/2010
94985WBL4	37,253,580	37,102,427		(151,153)	37,102,427	27,324,140	3/31/2010
94986AAC2	111,247,247	111,160,855		(86,392)	111,160,855	80,968,395	3/31/2010
02148FAW5	28,092,012	26,534,625		(1,557,387)	26,534,625	18,680,752	12/31/2009
02149HAK6	24,244,801	23,401,542		(843,259)	23,401,542	18,845,141	12/31/2009
02151CBD7	28,168,626	27,928,844		(239,782)	27,928,844	23,040,583	12/31/2009
02151FAD1	38,605,381	37,069,441		(1,535,940)	37,069,441	24,873,276	12/31/2009
02151NBA9	18,265,546	17,329,209		(936,337)	17,329,209	8,458,155	12/31/2009
03702YAC4	28,800	—	²	(3,600)	25,200	25,200	12/31/2009
03927NAA1	14,694,000	9,404,655		(5,289,345)	9,404,655	5,250,000	12/31/2009
05947UJT6	684,903	461,411		(223,492)	461,411	307,397	12/31/2009
05947UMM7	2,599,818	1,949,371		(650,447)	1,949,371	378,124	12/31/2009
05947UVY1	1,969,347	1,783,588		(185,759)	1,783,588	231,398	12/31/2009
05947UVZ8	1,943,102	318,015		(1,625,087)	318,015	230,470	12/31/2009
05947UWA2	767,441	160,955		(606,486)	160,955	225,250	12/31/2009
05947UWB0	131,202	38,214		(92,988)	38,214	109,176	12/31/2009
05947UWC8	58,568	37,462		(21,106)	37,462	100,663	12/31/2009
05947UWD6	68,815	3,886		(64,929)	3,886	85,979	12/31/2009
05948KB65	10,449,434	9,975,968		(473,466)	9,975,968	6,636,940	12/31/2009
05948KC98	17,774,894	17,659,659		(115,235)	17,659,659	13,260,340	12/31/2009
05948KLA5	1,899,662	1,730,054		(169,608)	1,730,054	929,252	12/31/2009
05948KP37	10,774,470	10,676,031		(98,439)	10,676,031	7,980,675	12/31/2009
059497AC1	10,033,749	7,475,988		(2,557,761)	7,475,988	2,700,530	12/31/2009
05949AA67	6,044,085	4,810,509		(1,233,576)	4,810,509	3,013,807	12/31/2009
05949AA75	751,465	301,666		(449,799)	301,666	430,971	12/31/2009
05949AM23	2,018,499	1,815,560		(202,939)	1,815,560	1,867,555	12/31/2009
05949AM31	419,986	371,791		(48,195)	371,791	325,386	12/31/2009
05949AMP2	2,912,645	2,125,205		(787,440)	2,125,205	1,401,219	12/31/2009
059511AL9	7,909,548	4,984,251		(2,925,297)	4,984,251	2,157,600	12/31/2009
059511AM7	3,154,584	1,355,076		(1,799,508)	1,355,076	1,145,100	12/31/2009
059511AS4	1,707,661	1,267,071		(440,590)	1,267,071	1,098,652	12/31/2009
059511AU9	2,073,166	1,533,143		(540,023)	1,533,143	1,463,230	12/31/2009
07387BEQ2	6,510,227	1,763,263		(4,746,964)	1,763,263	2,421,832	12/31/2009
07387BGA5	2,801,784	1,418,267		(1,383,517)	1,418,267	380,252	12/31/2009
07388YBC5	1,811,745	1,741,414		(70,331)	1,741,414	858,613	12/31/2009
07388YBE1	1,393,067	1,358,950		(34,117)	1,358,950	594,875	12/31/2009
073945AN7	3,339,528	3,306,158		(33,370)	3,306,158	957,803	12/31/2009
073945AQ0	1,868,880	659,799		(1,209,081)	659,799	418,758	12/31/2009
073945AS6	579,048	467,855		(111,193)	467,855	261,696	12/31/2009
12543TAD7	10,072,936	9,581,949		(490,987)	9,581,949	7,308,631	12/31/2009
12543UAD4	45,177,737	42,394,764		(2,782,973)	42,394,764	20,791,904	12/31/2009
12543UAE2	15,930,769	15,151,663		(779,106)	15,151,663	7,917,427	12/31/2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-161

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12544AAC9	$49,835,937	$48,573,999	$(1,261,938)	$48,573,999	$25,931,615	12/31/2009
12544DAK5	21,950,653	21,668,533	(282,120)	21,668,533	15,139,755	12/31/2009
12544DAQ2	15,698,178	15,576,809	(121,369)	15,576,809	9,330,008	12/31/2009
12544LAK7	31,269,224	30,929,119	(340,105)	30,929,119	23,283,773	12/31/2009
12544RAL2	8,883,000	8,687,070	(195,930)	8,687,070	5,835,361	12/31/2009
12545CAU4	39,546,663	37,843,801	(1,702,862)	37,843,801	29,109,776	12/31/2009
12558MBN1	14,860,111	14,345,457	(514,654)	14,345,457	2,493,919	12/31/2009
12566RAG6	40,498,727	38,955,331	(1,543,396)	38,955,331	28,805,442	12/31/2009
12566XAE8	34,342,512	31,146,696	(3,195,816)	31,146,696	22,906,737	12/31/2009
12566XAG3	15,725,340	14,714,071	(1,011,269)	14,714,071	7,004,737	12/31/2009
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	12/31/2009
126378AG3	14,468,757	13,583,840	(884,917)	13,583,840	9,322,523	12/31/2009
126378AH1	15,735,264	14,849,376	(885,888)	14,849,376	8,924,133	12/31/2009
126670GR3	6,999,491	6,444,126	(555,365)	6,444,126	2,538,239	12/31/2009
126670QT8	3,628,335	3,588,346	(39,989)	3,588,346	2,216,845	12/31/2009
126671TW6	1,104,726	893,475	(211,251)	893,475	157,397	12/31/2009
12667F2J3	38,230,681	37,962,650	(268,031)	37,962,650	16,806,135	12/31/2009
12667F4N2	10,000,000	9,861,140	(138,860)	9,861,140	6,538,343	12/31/2009
12667FMJ1	19,582,164	19,378,750	(203,414)	19,378,750	11,437,931	12/31/2009
12667FR98	6,874,348	4,442,078	(2,432,270)	4,442,078	1,295,211	12/31/2009
12667FYZ2	24,125,540	19,416,478	(4,709,062)	19,416,478	5,117,969	12/31/2009
12667GFB4	68,056,538	67,661,838	(394,700)	67,661,838	49,131,254	12/31/2009
12667GFT5	19,521,163	19,142,452	(378,711)	19,142,452	12,645,891	12/31/2009
12667GJG9	16,385,944	16,353,724	(32,220)	16,353,724	11,171,557	12/31/2009
12667GKE2	15,362,913	14,843,603	(519,310)	14,843,603	7,562,329	12/31/2009
12667GQA4	23,036,429	22,632,016	(404,413)	22,632,016	15,677,998	12/31/2009
12667GW74	20,096,846	20,031,300	(65,546)	20,031,300	14,258,906	12/31/2009
12668ASQ9	4,716,558	4,702,861	(13,697)	4,702,861	3,743,740	12/31/2009
12668ASQ9	23,876,161	23,806,826	(69,335)	23,806,826	18,951,563	12/31/2009
12668ASR7	7,449,505	7,322,310	(127,195)	7,322,310	3,739,156	12/31/2009
126694AG3	14,053,115	13,575,455	(477,660)	13,575,455	5,578,762	12/31/2009
126694HK7	19,184,867	19,020,520	(164,347)	19,020,520	14,660,188	12/31/2009
126694JS8	27,939,566	27,834,551	(105,015)	27,834,551	10,595,359	12/31/2009
126694W61	24,054,887	22,698,356	(1,356,531)	22,698,356	9,466,804	12/31/2009
126694XQ6	32,714,970	30,923,460	(1,791,510)	30,923,460	13,730,021	12/31/2009
12669DN87	2,557,344	1,951,794	(605,550)	1,951,794	1,261,641	12/31/2009
12669E4W3	5,078,179	4,840,772	(237,407)	4,840,772	2,593,800	12/31/2009
12669YAF9	20,652,190	19,664,480	(987,710)	19,664,480	8,774,980	12/31/2009
12669YAH5	16,469,188	16,368,464	(100,724)	16,368,464	6,872,166	12/31/2009
12669YAX0	15,969,650	15,316,597	(653,053)	15,316,597	6,697,462	12/31/2009
12670AAF8	48,352,021	45,989,004	(2,363,017)	45,989,004	33,931,285	12/31/2009
161546FY7	4,136,277	2,201,131	(1,935,146)	2,201,131	671,769	12/31/2009
161551FW1	154,005	103,493	(50,512)	103,493	3,237	12/31/2009
161631AV8	42,128,293	40,838,840	(1,289,453)	40,838,840	30,045,941	12/31/2009
16163BAP9	29,341,512	28,968,116	(373,396)	28,968,116	13,865,667	12/31/2009
16165LAG5	13,821,284	13,647,764	(173,520)	13,647,764	7,986,973	12/31/2009
16165TBJ1	10,448,900	10,263,761	(185,139)	10,263,761	6,816,639	12/31/2009
170255AS2	15,112,930	14,773,335	(339,595)	14,773,335	11,552,634	12/31/2009
17025JAB9	9,459,235	9,190,500	(268,735)	9,190,500	4,008,065	12/31/2009
17025JAB9	28,874,314	28,054,001	(820,313)	28,054,001	12,234,618	12/31/2009
17025TAV3	28,498,552	27,463,403	(1,035,149)	27,463,403	15,287,882	12/31/2009
172973W62	440,184	436,545	(3,639)	436,545	313,988	12/31/2009
17309YAD9	20,217,243	19,172,925	(1,044,318)	19,172,925	12,006,899	12/31/2009
17310AAR7	32,963,982	32,409,718	(554,264)	32,409,718	20,022,763	12/31/2009
17310MAQ3	15,046,908	11,646,343	(3,400,565)	11,646,343	1,856,580	12/31/2009

B-162	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
17310MAS9	$1,275,932	$960,222		$(315,710)	$960,222	$414,852	12/31/2009
17312FAD5	9,855,551	9,846,320		(9,231)	9,846,320	7,494,675	12/31/2009
190749AN1	1,490,230	1,163,840		(326,390)	1,163,840	360,290	12/31/2009
19075CAK9	10,988,235	5,934,671		(5,053,564)	5,934,671	4,175,325	12/31/2009
19075CAL7	4,094,402	2,993,689		(1,100,713)	2,993,689	3,540,530	12/31/2009
19075CAM5	1,087,743	779,994		(307,749)	779,994	719,115	12/31/2009
19075CAN3	841,743	620,145		(221,598)	620,145	500,000	12/31/2009
19075CAS2	3,735,011	3,321,386		(413,625)	3,321,386	2,419,440	12/31/2009
20047EAP7	3,693,912	2,729,624		(964,288)	2,729,624	4,169,656	12/31/2009
20173MAN0	19,810,076	7,538,530		(12,271,546)	7,538,530	3,457,580	12/31/2009
20173MAQ3	1,220,517	672,398		(548,119)	672,398	450,000	12/31/2009
22544QAK5	17,504,444	15,077,211		(2,427,233)	15,077,211	3,463,938	12/31/2009
22544QAM1	19,198,558	6,452,459		(12,746,099)	6,452,459	3,771,547	12/31/2009
22544QAN9	3,673,347	2,374,304		(1,299,043)	2,374,304	1,541,414	12/31/2009
22544QAP4	1,395,672	1,013,001		(382,671)	1,013,001	841,401	12/31/2009
22544QAQ2	2,386,341	1,713,686		(672,655)	1,713,686	1,332,980	12/31/2009
225458DT2	2,910,803	2,893,702		(17,101)	2,893,702	1,143,105	12/31/2009
225458SB5	14,087,585	14,001,463		(86,122)	14,001,463	3,794,631	12/31/2009
22545XAP8	2,080,603	858,458		(1,222,145)	858,458	2,707,527	12/31/2009
22545XAQ6	1,601,753	—	*	(1,601,753)	—	1,117,160	12/31/2009
225470H22	970,504	913,918		(56,586)	913,918	879,984	12/31/2009
251510CY7	6,174,468	6,128,159		(46,309)	6,128,159	2,385,464	12/31/2009
251510ET6	6,610,704	6,129,009		(481,695)	6,129,009	1,531,776	12/31/2009
294751FB3	4,704,156	4,472,358		(231,798)	4,472,358	941,193	12/31/2009
294751FC1	2,323,121	1,249,074		(1,074,047)	1,249,074	395,093	12/31/2009
294754AY2	5,853,602	5,588,893		(264,709)	5,588,893	4,304,994	12/31/2009
32051G2J3	19,664,606	19,456,027		(208,579)	19,456,027	15,337,214	12/31/2009
32051GDH5	5,217,232	4,028,086		(1,189,146)	4,028,086	3,390,503	12/31/2009
32051GFL4	7,842,427	7,595,406		(247,021)	7,595,406	5,536,785	12/31/2009
36157TJG7	1,804,125	1,308,394		(495,731)	1,308,394	1,469,454	12/31/2009
361849S29	6,462,883	4,691,114		(1,771,769)	4,691,114	1,678,015	12/31/2009
36228CYQ0	24,033,161	23,095,688		(937,473)	23,095,688	7,171,836	12/31/2009
3622ECAH9	6,009,448	5,942,640		(66,808)	5,942,640	2,934,538	12/31/2009
3622MPBE7	50,481,437	50,370,399		(111,038)	50,370,399	39,532,250	12/31/2009
362332AM0	6,642,090	4,602,455		(2,039,635)	4,602,455	1,911,030	12/31/2009
362332AN8	3,128,933	473,329		(2,655,604)	473,329	856,025	12/31/2009
362332AT5	8,451,782	642,221		(7,809,561)	642,221	2,520,945	12/31/2009
362332AV0	3,936,084	668,865		(3,267,219)	668,865	1,640,000	12/31/2009
362334QC1	9,544,327	9,182,164		(362,163)	9,182,164	7,009,589	12/31/2009
362669AQ6	10,133,998	10,076,618		(57,380)	10,076,618	6,805,070	12/31/2009
36298JAC7	9,824,095	7,485,905		(2,338,190)	7,485,905	1,299,000	12/31/2009
36828QSL1	1,764,915	977,473		(787,442)	977,473	908,306	12/31/2009
45660LPD5	13,759,047	13,655,346		(103,701)	13,655,346	9,245,813	12/31/2009
46412QAD9	4,768,657	4,752,037		(16,620)	4,752,037	1,247,784	12/31/2009
46614KAB2	2,754,987	2,069,970		(685,017)	2,069,970	500,000	12/31/2009
46625M2W8	1,230,406	1,196,250		(34,156)	1,196,250	169,265	12/31/2009
46625MQ93	2,095,225	474,700		(1,620,525)	474,700	146,389	12/31/2009
46625MZH5	1,179,409	1,094,197		(85,212)	1,094,197	490,187	12/31/2009
46625MZJ1	2,162,622	259,295		(1,903,327)	259,295	342,817	12/31/2009
46625MZK8	2,331,637	—	*	(2,331,637)	—	302,478	12/31/2009
46625MZL6	44,886	—	*	(44,886)	—	225,453	12/31/2009
46625YC68	3,016,699	1,949,218		(1,067,481)	1,949,218	439,970	12/31/2009
46627MAC1	11,109,835	11,107,913		(1,922)	11,107,913	5,679,297	12/31/2009
46628SAG8	26,022,755	24,189,294		(1,833,461)	24,189,294	13,494,828	12/31/2009
46628YBK5	29,479,163	29,064,914		(414,249)	29,064,914	12,713,916	12/31/2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-163

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46628YBP4	$15,611,011	$15,328,042		$(282,969)	$15,328,042	$9,316,003	12/31/2009
46629YAM1	16,337,536	15,714,000		(623,536)	15,714,000	4,461,220	12/31/2009
46629YAQ2	1,460,898	1,180,316		(280,582)	1,180,316	1,011,940	12/31/2009
46630AAG3	450,846	429,259		(21,587)	429,259	360,000	12/31/2009
46630JAQ2	30,100,789	28,949,901		(1,150,888)	28,949,901	11,111,370	12/31/2009
46630JAS8	2,912,412	2,596,223		(316,189)	2,596,223	2,667,440	12/31/2009
46630JAU3	4,457,046	3,568,616		(888,430)	3,568,616	4,334,260	12/31/2009
46630JAW9	3,084,864	2,480,742		(604,122)	2,480,742	3,159,820	12/31/2009
46631BAP0	16,557,726	9,978,276		(6,579,450)	9,978,276	2,458,651	12/31/2009
46632HAR2	2,993,238	2,071,845		(921,393)	2,071,845	863,376	12/31/2009
50177AAL3	9,847,630	2,320,838		(7,526,792)	2,320,838	1,603,730	12/31/2009
50179AAM9	3,872,820	2,919,211		(953,609)	2,919,211	480,000	12/31/2009
50179AAN7	1,687,002	1,350,628		(336,374)	1,350,628	549,000	12/31/2009
50179AAS6	1,625,796	1,300,608		(325,188)	1,300,608	524,370	12/31/2009
50180CAV2	824,030	740,070		(83,960)	740,070	720,000	12/31/2009
50180JAM7	5,085,004	4,203,919		(881,085)	4,203,919	1,700,000	12/31/2009
50180JAR6	2,635,610	2,240,013		(395,597)	2,240,013	840,000	12/31/2009
52108HZ80	6,961,779	5,822,810		(1,138,969)	5,822,810	1,828,078	12/31/2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	12/31/2009
525221EB9	24,996,094	24,882,653		(113,441)	24,882,653	13,496,608	12/31/2009
525221JW8	42,492,282	40,532,474		(1,959,808)	40,532,474	25,739,305	12/31/2009
52522HAL6	40,000,000	39,094,709		(905,291)	39,094,709	17,347,248	12/31/2009
55312TAH6	10,038,969	7,114,883		(2,924,086)	7,114,883	2,796,660	12/31/2009
55312TAJ2	4,409,205	2,116,859		(2,292,346)	2,116,859	2,034,828	12/31/2009
55312TAK9	5,861,263	4,227,537		(1,633,726)	4,227,537	3,406,325	12/31/2009
55312TAQ6	627,674	—	²	(29,932)	597,742	597,742	12/31/2009
55312TAR4	692,324	—	²	(41,516)	650,808	650,808	12/31/2009
55312YAJ1	3,719,481	1,734,574		(1,984,907)	1,734,574	3,123,960	12/31/2009
55312YAK8	1,238,011	832,561		(405,450)	832,561	1,387,912	12/31/2009
576434GR9	2,302,714	2,299,657		(3,057)	2,299,657	1,342,087	12/31/2009
576434SW5	11,501,301	11,319,423		(181,878)	11,319,423	6,428,454	12/31/2009
59022HEC2	4,863,526	1,462,290		(3,401,236)	1,462,290	2,343,838	12/31/2009
59022HED0	254,509	182,000		(72,509)	182,000	271,585	12/31/2009
59025KAK8	19,132,586	18,816,090		(316,496)	18,816,090	6,127,020	12/31/2009
60687UAM9	5,359,678	3,522,644		(1,837,034)	3,522,644	724,072	12/31/2009
60687VAM7	1,011,356	718,736		(292,620)	718,736	973,765	12/31/2009
60687VAN5	467,103	343,023		(124,080)	343,023	551,651	12/31/2009
60688BAM0	5,814,544	2,690,005		(3,124,539)	2,690,005	1,276,092	12/31/2009
60688BAS7	2,980,912	2,368,385		(612,527)	2,368,385	1,370,490	12/31/2009
61745MTQ6	3,511,230	3,145,941		(365,289)	3,145,941	467,827	12/31/2009
61745MU68	2,521,714	2,318,144		(203,570)	2,318,144	1,326,172	12/31/2009
61749EAE7	21,937,113	20,632,744		(1,304,369)	20,632,744	14,241,794	12/31/2009
61749MAC3	4,982,502	3,122,849		(1,859,653)	3,122,849	1,248,255	12/31/2009
61749MAD1	3,971,145	869,200		(3,101,945)	869,200	1,097,016	12/31/2009
61749MAE9	649,935	537,517		(112,418)	537,517	973,452	12/31/2009
61749MAF6	335,488	309,596		(25,892)	309,596	444,996	12/31/2009
61749MAG4	245,789	226,491		(19,298)	226,491	295,570	12/31/2009
61749WAH0	5,831,762	5,444,731		(387,031)	5,444,731	4,125,921	12/31/2009
61749WAJ6	3,826,597	3,730,700		(95,897)	3,730,700	2,791,770	12/31/2009
61750YAF6	33,373,686	32,686,865		(686,821)	32,686,865	16,663,416	12/31/2009
61751NAQ5	2,487,197	1,664,541		(822,656)	1,664,541	589,020	12/31/2009
61751NAR3	1,028,941	880,327		(148,614)	880,327	400,000	12/31/2009
61752JAF7	12,681,357	12,380,156		(301,201)	12,380,156	9,537,557	12/31/2009
61753JAN9	1,142,224	984,350		(157,874)	984,350	877,061	12/31/2009
61754KAN5	29,809,708	29,531,670		(278,038)	29,531,670	5,844,840	12/31/2009

B-164	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61754KAP0	$13,409,091	$4,918,205		$(8,490,886)	$4,918,205	$2,666,250	12/31/2009
643529AD2	13,146,934	13,050,002		(96,932)	13,050,002	9,017,512	12/31/2009
74438WAN6	1,816,058	1,072,747		(743,311)	1,072,747	458,439	12/31/2009
74924PAJ1	936,873	519,462		(417,411)	519,462	328,120	12/31/2009
74951PEA2	3,495,148	1,433,284		(2,061,864)	1,433,284	835,487	12/31/2009
749577AL6	19,105,048	18,361,591		(743,457)	18,361,591	8,706,964	12/31/2009
74957EAE7	18,387,988	18,193,031		(194,957)	18,193,031	12,426,822	12/31/2009
74957EAF4	38,816,646	38,362,975		(453,671)	38,362,975	30,535,097	12/31/2009
74957VAQ2	22,747,844	22,214,688		(533,156)	22,214,688	17,832,166	12/31/2009
74957XAF2	37,231,074	36,852,426		(378,648)	36,852,426	26,262,639	12/31/2009
749583AH3	10,731,811	10,129,812		(601,999)	10,129,812	4,117,628	12/31/2009
74958AAD6	32,866,792	31,650,698		(1,216,094)	31,650,698	25,854,525	12/31/2009
74958AAH7	29,073,808	27,518,939		(1,554,869)	27,518,939	17,192,658	12/31/2009
74958BAH5	27,755,168	26,705,568		(1,049,600)	26,705,568	17,197,206	12/31/2009
74958EAD8	49,662,273	49,333,700		(328,573)	49,333,700	37,201,145	12/31/2009
75115CAG2	9,239,147	8,856,644		(382,503)	8,856,644	4,622,037	12/31/2009
75971EAF3	467,367	426,479		(40,888)	426,479	249,442	12/31/2009
760985CM1	1,269,068	1,011,624		(257,444)	1,011,624	804,386	12/31/2009
760985SS1	6,542,585	6,519,651		(22,934)	6,519,651	2,957,601	12/31/2009
760985U66	182,646	71,279		(111,367)	71,279	31,872	12/31/2009
76110HHB8	4,318,025	3,800,654		(517,371)	3,800,654	1,572,093	12/31/2009
76110HQT9	1,441,903	1,286,427		(155,476)	1,286,427	541,109	12/31/2009
76110HSH3	3,131,045	2,652,424		(478,621)	2,652,424	583,025	12/31/2009
76110HX53	10,788,610	10,730,777		(57,833)	10,730,777	6,894,858	12/31/2009
76110HX87	24,320,507	23,938,919		(381,588)	23,938,919	15,338,776	12/31/2009
76110WQA7	17,189,799	15,628,688		(1,561,111)	15,628,688	5,701,419	12/31/2009
76110WQU3	4,478,236	2,780,527		(1,697,709)	2,780,527	1,017,879	12/31/2009
76110WRX6	3,720,469	2,952,563		(767,906)	2,952,563	628,962	12/31/2009
76110WXR2	9,699,484	9,369,981		(329,503)	9,369,981	4,053,679	12/31/2009
761118CZ9	11,726,512	11,266,871		(459,641)	11,266,871	4,579,678	12/31/2009
761118PQ5	12,839,852	12,296,584		(543,268)	12,296,584	9,392,704	12/31/2009
76114DAE4	16,600,875	15,340,493		(1,260,382)	15,340,493	12,614,418	12/31/2009
84604CAE7	3,738,299	3,401,918		(336,381)	3,401,918	1,038,660	12/31/2009
86359DPP6	26,065,028	22,653,220		(3,411,808)	22,653,220	7,578,276	12/31/2009
87222PAE3	36,209,915	35,349,968		(859,947)	35,349,968	15,782,436	12/31/2009
87246AAP3	20,502,917	14,536,427		(5,966,490)	14,536,427	2,167,886	12/31/2009
92976UAA8	13,920,295	10,668,447		(3,251,848)	10,668,447	1,820,000	12/31/2009
92977QAP3	13,540,376	8,896,827		(4,643,549)	8,896,827	2,906,604	12/31/2009
92977QAQ1	4,916,523	3,218,603		(1,697,920)	3,218,603	2,611,154	12/31/2009
92978MAN6	25,076,116	21,257,728		(3,818,388)	21,257,728	5,553,925	12/31/2009
92978MAT3	4,232,886	1,366,517		(2,866,369)	1,366,517	1,044,924	12/31/2009
92978QAJ6	41,868,287	34,756,308		(7,111,979)	34,756,308	17,803,755	12/31/2009
92978QAN7	1,054,106	588,222		(465,884)	588,222	1,852,940	12/31/2009
92978QAP2	1,006,290	586,700		(419,590)	586,700	1,681,690	12/31/2009
92978QAR8	2,428,623	2,009,686		(418,937)	2,009,686	3,686,283	12/31/2009
92978TAL5	23,643,133	22,488,549		(1,154,584)	22,488,549	8,652,630	12/31/2009
92978TAM3	7,091,481	5,731,599		(1,359,882)	5,731,599	7,777,740	12/31/2009
939344AN7	7,558,129	—	²	(1,492,699)	6,065,430	6,065,430	12/31/2009
94980KAQ5	891,257	697,126		(194,131)	697,126	605,375	12/31/2009
94980SAS4	37,892,867	37,298,560		(594,307)	37,298,560	19,209,448	12/31/2009
94980SBJ3	19,025,324	18,852,599		(172,725)	18,852,599	9,434,204	12/31/2009
949837AF5	69,395,783	69,077,308		(318,475)	69,077,308	37,135,283	12/31/2009
949837BE7	20,118,623	19,943,534		(175,089)	19,943,534	14,029,989	12/31/2009
949837BK3	8,651,946	8,601,312		(50,634)	8,601,312	6,121,859	12/31/2009
949837CC0	26,170,357	25,669,010		(501,347)	25,669,010	17,713,389	12/31/2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-165

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94983BAP4	$15,664,980	$15,471,918		$(193,062)	$15,471,918	$11,295,344	12/31/2009
94984AAR1	29,306,329	29,299,321		(7,008)	29,299,321	14,513,796	12/31/2009
94984FAR0	35,392,208	35,362,908		(29,300)	35,362,908	25,486,630	12/31/2009
94984XAB6	9,930,589	9,542,007		(388,582)	9,542,007	4,478,081	12/31/2009
94984XAD2	8,215,869	7,891,136		(324,733)	7,891,136	3,736,617	12/31/2009
94984XAM2	12,527,390	12,047,711		(479,679)	12,047,711	6,848,925	12/31/2009
94985JAB6	49,089,904	48,927,100		(162,804)	48,927,100	27,457,860	12/31/2009
94985JBR0	30,201,956	29,492,146		(709,810)	29,492,146	11,724,021	12/31/2009
94985JCA6	30,000,000	28,972,050		(1,027,950)	28,972,050	23,547,594	12/31/2009
94985LAD7	15,416,713	15,332,698		(84,015)	15,332,698	10,789,988	12/31/2009
94985RAP7	63,260,667	61,811,840		(1,448,827)	61,811,840	41,620,166	12/31/2009
94985WAP6	24,098,090	23,541,749		(556,341)	23,541,749	18,898,058	12/31/2009
94985WAQ4	71,553,189	70,433,050		(1,120,139)	70,433,050	28,405,225	12/31/2009
94985WBL4	37,767,886	37,226,500		(541,386)	37,226,500	25,982,515	12/31/2009
94986AAC2	113,043,780	111,243,241		(1,800,539)	111,243,241	79,103,383	12/31/2009
126670QT8	4,999,957	3,628,335		(1,371,622)	3,628,335	1,948,947	9/30/2009
126670QU5	19,998,914	12,696,540		(7,302,374)	12,696,540	7,020,652	9/30/2009
251511AC5	18,175,550	14,861,707		(3,313,843)	14,861,707	8,959,648	9/30/2009
33848JAC9	9,112,868	6,923,454		(2,189,414)	6,923,454	6,366,877	9/30/2009
3622ECAK2	20,941,477	18,788,252		(2,153,225)	18,788,252	11,474,209	9/30/2009
3622ELAD8	50,223,381	44,199,500		(6,023,881)	44,199,500	26,566,545	9/30/2009
362334NC4	17,932,324	14,708,014		(3,224,310)	14,708,014	8,351,942	9/30/2009
362375AD9	19,344,302	15,288,032		(4,056,270)	15,288,032	10,719,528	9/30/2009
395386AP0	16,986,719	14,017,799		(2,968,920)	14,017,799	11,738,682	9/30/2009
525221CM7	28,026,636	24,254,757		(3,771,879)	24,254,757	7,226,630	9/30/2009
525221JW8	44,542,371	42,492,282		(2,050,089)	42,492,282	25,949,093	9/30/2009
52523KAH7	14,909,635	11,956,832		(2,952,803)	11,956,832	8,970,537	9/30/2009
61750YAF6	39,999,988	33,373,686		(6,626,302)	33,373,686	18,338,272	9/30/2009
61752JAF7	14,943,281	12,681,357		(2,261,924)	12,681,357	8,250,000	9/30/2009
74040KAC6	4,810,269	—	²	(515,386)	4,294,883	4,294,883	9/30/2009
87222PAE3	39,983,008	36,209,916		(3,773,092)	36,209,916	16,649,220	9/30/2009
03702YAC4	2,162,800	—	²	(432,560)	1,730,240	1,730,240	9/30/2009
05947UJV1	312,746	—	²	(90,811)	221,935	221,935	9/30/2009
05947UWA2	1,738,023	767,441		(970,582)	767,441	212,822	9/30/2009
05947UWB0	791,256	131,202		(660,054)	131,202	100,361	9/30/2009
05950EAP3	4,884,794	1,370,873		(3,513,921)	1,370,873	715,945	9/30/2009
059511AM7	5,904,407	3,154,584		(2,749,823)	3,154,584	750,192	9/30/2009
059511AS4	6,726,167	1,707,661		(5,018,506)	1,707,661	855,021	9/30/2009
059511AU9	9,752,428	2,073,166		(7,679,262)	2,073,166	1,137,750	9/30/2009
07387BEQ2	7,985,888	6,510,227		(1,475,661)	6,510,227	1,649,017	9/30/2009
07388VAL2	18,797,504	11,722,177		(7,075,327)	11,722,177	2,502,987	9/30/2009
07388YBA9	10,701,132	3,390,725		(7,310,407)	3,390,725	770,000	9/30/2009
07401DAN1	9,459,397	2,892,020		(6,567,377)	2,892,020	861,453	9/30/2009
19075CAK9	15,052,911	10,989,000		(4,063,911)	10,989,000	2,273,985	9/30/2009
19075CAL7	14,220,451	4,095,130		(10,125,321)	4,095,130	1,907,778	9/30/2009
19075CAM5	5,017,824	1,088,000		(3,929,824)	1,088,000	450,000	9/30/2009
19075CAN3	5,017,830	842,000		(4,175,830)	842,000	400,000	9/30/2009
19075CAS2	30,351,166	3,735,010		(26,616,156)	3,735,010	2,419,440	9/30/2009
20047EAP7	10,886,649	3,667,140		(7,219,509)	3,667,140	720,850	9/30/2009
22544QAM1	25,959,195	19,198,558		(6,760,637)	19,198,558	2,598,478	9/30/2009
22544QAN9	13,672,024	3,673,346		(9,998,678)	3,673,346	1,221,097	9/30/2009
22544QAP4	4,970,573	1,387,115		(3,583,458)	1,387,115	715,966	9/30/2009
225470H22	3,888,986	970,505		(2,918,481)	970,505	240,000	9/30/2009
362332AT5	15,051,925	8,451,781		(6,600,144)	8,451,781	2,285,175	9/30/2009
36828QSL1	2,972,198	1,764,915		(1,207,283)	1,764,915	611,917	9/30/2009

B-166	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
396789KF5	$5,378,625	$4,506,021		$(872,604)	$4,506,021	$1,194,307	9/30/2009
46614KAB2	9,657,805	2,800,420		(6,857,385)	2,800,420	500,000	9/30/2009
46629YAM1	20,070,948	16,337,536		(3,733,412)	16,337,536	3,476,200	9/30/2009
46630JAS8	10,035,389	2,912,412		(7,122,977)	2,912,412	1,108,700	9/30/2009
46632HAR2	4,028,186	2,987,063		(1,041,123)	2,987,063	657,928	9/30/2009
50180CAM2	11,464,618	2,607,049		(8,857,569)	2,607,049	1,573,335	9/30/2009
55312TAJ2	9,036,266	4,409,675		(4,626,591)	4,409,675	1,432,692	9/30/2009
55312TAK9	24,178,234	5,855,254		(18,322,980)	5,855,254	2,631,250	9/30/2009
55312TAR4	701,767	692,323		(9,444)	692,323	849,940	9/30/2009
55312YAJ1	15,059,261	3,720,260		(11,339,001)	3,720,260	3,310,965	9/30/2009
55312YAK8	8,031,810	1,238,428		(6,793,382)	1,238,428	1,521,368	9/30/2009
55312YAL6	10,039,591	1,036,649		(9,002,942)	1,036,649	1,268,330	9/30/2009
55312YAS1	10,039,851	682,106		(9,357,745)	682,106	1,273,890	9/30/2009
55312YAT9	2,141,339	1,234,413		(906,926)	1,234,413	1,800,000	9/30/2009
59023BAL8	4,930,792	4,713,154		(217,638)	4,713,154	604,725	9/30/2009
60687VAM7	5,018,438	1,011,356		(4,007,082)	1,011,356	581,350	9/30/2009
60688BAM0	8,279,911	5,814,544		(2,465,367)	5,814,544	2,036,952	9/30/2009
60688BAS7	9,910,681	2,980,912		(6,929,769)	2,980,912	2,100,637	9/30/2009
61745MU68	3,909,052	2,521,714		(1,387,338)	2,521,714	949,776	9/30/2009
61746WE63	5,393,259	4,810,580		(582,679)	4,810,580	1,369,482	9/30/2009
61749MAE9	3,953,068	649,935		(3,303,133)	649,935	783,732	9/30/2009
61750CAS6	9,000,000	5,734,363		(3,265,637)	5,734,363	1,779,777	9/30/2009
61751NAQ5	4,014,486	2,487,197		(1,527,289)	2,487,197	496,676	9/30/2009
61753JAL3	10,039,489	1,923,248		(8,116,241)	1,923,248	1,497,480	9/30/2009
61754KAP0	16,333,731	13,409,091		(2,924,640)	13,409,091	1,823,465	9/30/2009
74438WAN6	2,435,634	1,816,058		(619,576)	1,816,058	483,756	9/30/2009
92978QAJ6	44,853,705	41,898,576		(2,955,129)	41,898,576	23,143,606	9/30/2009
92978QAN7	10,035,032	1,054,620		(8,980,412)	1,054,620	1,308,000	9/30/2009
92978QAP2	10,035,430	1,006,809		(9,028,621)	1,006,809	1,227,540	9/30/2009
92978QAR8	33,913,365	2,428,623		(31,484,742)	2,428,623	2,703,520	9/30/2009
92978QAT4	2,207,457	(307,191)		(2,514,648)	(307,191)	1,400,000	9/30/2009
92978TAL5	30,104,829	23,644,657		(6,460,172)	23,644,657	5,013,420	9/30/2009
92978TAM3	30,106,380	7,091,481		(23,014,899)	7,091,481	4,660,680	9/30/2009
02151CBD7	30,078,496	28,536,105		(1,542,391)	28,536,105	22,051,302	9/30/2009
12566XAG3	17,348,888	15,725,340		(1,623,548)	15,725,340	6,953,865	9/30/2009
02147QAE2	49,228,610	45,152,500		(4,076,110)	45,152,500	36,433,950	9/30/2009
12544RAL2	9,625,351	8,883,000		(742,351)	8,883,000	5,950,703	9/30/2009
12566XAE8	36,726,158	34,342,512		(2,383,646)	34,342,512	23,452,904	9/30/2009
16165TBJ1	11,550,415	10,448,900		(1,101,515)	10,448,900	6,535,688	9/30/2009
46627MAC1	11,998,763	11,109,835		(888,928)	11,109,835	5,856,448	9/30/2009
362334ME1	30,218,777	—	²	(12,195,320)	18,023,457	18,023,457	6/30/2009
61749EAE7	25,483,761	—	²	(16,778,706)	8,705,055	8,705,055	6/30/2009
643529AD2	15,955,720	—	²	(8,979,720)	6,976,000	6,976,000	6/30/2009
74040KAC6	5,669,246	—	²	(858,977)	4,810,269	4,810,269	6/30/2009
939344AN7	6,948,092	—	²	(1,155,092)	5,793,000	5,793,000	6/30/2009
46630AAG3	3,008,127	—	²	(2,599,827)	408,300	408,300	6/30/2009
46630AAC2	3,509,499	—	²	(2,982,749)	526,750	526,750	6/30/2009
46630JAU3	20,074,125	—	²	(17,918,125)	2,156,000	2,156,000	6/30/2009
50179AAN7	5,511,632	—	²	(4,650,800)	860,832	860,832	6/30/2009
362332AV0	20,707,546	—	²	(18,846,146)	1,861,400	1,861,400	6/30/2009
50179AAS6	7,520,314	—	²	(6,537,495)	982,819	982,819	6/30/2009
50179AAM9	4,015,625	—	²	(3,284,425)	731,200	731,200	6/30/2009
07388YBE1	6,678,995	—	²	(6,104,995)	574,000	574,000	6/30/2009
07388YBC5	6,807,716	—	²	(6,205,016)	602,700	602,700	6/30/2009
05947UJT6	1,000,436	—	²	(743,026)	257,410	257,410	6/30/2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-167

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61751NAR3	$4,002,195	$—	²	$(3,660,595)	$341,600	$341,600	6/30/2009
92978MAT3	5,464,600	—	²	(4,860,639)	603,961	603,961	6/30/2009
92977QAQ1	13,034,405	—	²	(11,980,105)	1,054,300	1,054,300	6/30/2009
61754JAN8	2,787,584	—	²	(2,427,884)	359,700	359,700	6/30/2009
61753JAN9	7,376,067	—	²	(6,286,655)	1,089,412	1,089,412	6/30/2009
61753JAM1	10,040,730	—	²	(8,673,730)	1,367,000	1,367,000	6/30/2009
50180JAL9	7,028,178	—	²	(5,882,278)	1,145,900	1,145,900	6/30/2009
61749MAF6	2,933,947	—	²	(2,552,647)	381,300	381,300	6/30/2009
61746WE89	934,072	—	²	(703,548)	230,524	230,524	6/30/2009
61746WE71	2,038,212	—	²	(1,558,205)	480,007	480,007	6/30/2009
59023BAM6	5,888,700	—	²	(4,806,900)	1,081,800	1,081,800	6/30/2009
59022HEC2	6,984,225	—	²	(5,699,025)	1,285,200	1,285,200	6/30/2009
50180JAM7	17,068,049	—	²	(14,611,549)	2,456,500	2,456,500	6/30/2009
59022HED0	2,244,466	—	²	(1,953,125)	291,341	291,341	6/30/2009
52108RCK6	13,624,490	—	²	(12,692,065)	932,425	932,425	6/30/2009
50180JAR6	12,048,727	—	²	(10,654,327)	1,394,400	1,394,400	6/30/2009
251510CY7	9,287,032	—	²	(7,029,696)	2,257,336	2,257,336	6/30/2009
52521RAS0	3,173,730	—	²	(1,672,517)	1,501,213	1,501,213	6/30/2009
02149HAK6	27,458,769	—	²	(13,202,360)	14,256,409	14,256,409	6/30/2009
75115CAG2	10,160,350	—	²	(5,511,758)	4,648,592	4,648,592	6/30/2009
126378AG3	16,952,099	—	²	(8,331,528)	8,620,571	8,620,571	3/31/2009
126378AH1	18,332,132	—	²	(8,896,772)	9,435,360	9,435,360	3/31/2009
46628SAG8	28,479,557	—	²	(15,739,186)	12,740,371	12,740,371	3/31/2009
589929JS8	3,614,074	—	²	(977,614)	2,636,460	2,636,460	3/31/2009
61749WAH0	8,348,064	—	²	(3,723,256)	4,624,808	4,624,808	3/31/2009
61749WAJ6	4,840,214	—	²	(2,064,598)	2,775,616	2,775,616	3/31/2009
74040KAC6	6,735,434	—	²	(1,066,188)	5,669,246	5,669,246	3/31/2009
84604CAE7	4,395,157	—	²	(2,954,291)	1,440,866	1,440,866	3/31/2009
939344AN7	7,049,401	—	²	(101,309)	6,948,092	6,948,092	3/31/2009
03702YAC4	4,325,600	—	²	(2,162,800)	2,162,800	2,162,800	3/31/2009
190749AN1	5,165,844	—	²	(4,674,925)	490,919	490,919	3/31/2009
22544QAQ2	14,679,428	—	²	(13,730,058)	949,370	949,370	3/31/2009
22545DAL1	18,978,397	—	²	(17,449,489)	1,528,908	1,528,908	3/31/2009
46629YAQ2	5,060,345	—	²	(4,730,706)	329,639	329,639	3/31/2009
46630JAW9	20,076,375	—	²	(18,747,505)	1,328,870	1,328,870	3/31/2009
55312TAQ6	1,243,450	—	²	(615,776)	627,674	627,674	3/31/2009
55312TAR4	1,246,413	—	²	(544,645)	701,768	701,768	3/31/2009
59023BAN4	6,816,310	—	²	(5,908,928)	907,382	907,382	3/31/2009
05949AA67	7,180,337	—	²	(4,018,514)	3,161,823	3,161,823	3/31/2009
05949AA75	831,546	—	²	(270,990)	560,556	560,556	3/31/2009
12667FR98	9,441,206	—	²	(3,893,272)	5,547,934	5,547,934	3/31/2009
12669DN87	2,733,589	—	²	(1,410,077)	1,323,512	1,323,512	3/31/2009
251510ET6	12,727,050	—	²	(11,016,684)	1,710,366	1,710,366	3/31/2009
79548KJH2	51,335	—	²	(23,450)	27,885	27,885	3/31/2009
79548KJJ8	53,540	—	²	(21,307)	32,233	32,233	3/31/2009
79548KJK5	28,691	—	²	(12,508)	16,183	16,183	3/31/2009
02148FAW5	32,011,265	—	²	(13,311,789)	18,699,476	18,699,476	3/31/2009
76114DAE4	18,470,379	—	²	(12,205,478)	6,264,901	6,264,901	3/31/2009
76114DAE4	7,280,863	—	²	(2,325,579)	4,955,284	4,955,284	12/31/2008
02148YAD6	24,448,782	—	²	(10,894,044)	13,554,738	13,554,738	12/31/2008
028909AC3	1,459,724	—	²	(481,866)	977,858	977,858	12/31/2008
03702YAC4	7,278,038	—	²	(2,952,438)	4,325,600	4,325,600	12/31/2008
05947UJV1	884,711	—	²	(566,669)	318,042	318,042	12/31/2008
05947UWC8	724,284	—	²	(637,873)	86,411	86,411	12/31/2008
05947UWD6	917,748	—	²	(838,199)	79,549	79,549	12/31/2008

B-168	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05949AA75	$2,375,256	$—	²	$(1,542,097)	$833,159	$833,159	12/31/2008
05949AM23	5,328,628	—	²	(3,347,549)	1,981,079	1,981,079	12/31/2008
05949AM31	1,618,515	—	²	(1,265,231)	353,284	353,284	12/31/2008
073945AS6	1,754,077	—	²	(1,498,173)	255,904	255,904	12/31/2008
12669EWZ5	4,405,837	—	²	(2,024,744)	2,381,093	2,381,093	12/31/2008
17310MAS9	4,015,015	—	²	(3,485,815)	529,200	529,200	12/31/2008
20173MAQ3	4,869,808	—	²	(4,234,308)	635,500	635,500	12/31/2008
21075WCJ2	1,407,861	—	²	(377,699)	1,030,162	1,030,162	12/31/2008
22540VHN5	2,463,713	—	²	(1,124,977)	1,338,736	1,338,736	12/31/2008
22545XAP8	33,792,994	—	²	(29,365,135)	4,427,859	4,427,859	12/31/2008
294751DY5	1,586,038	—	²	(894,024)	692,014	692,014	12/31/2008
294751FC1	2,299,916	—	²	(1,875,560)	424,356	424,356	12/31/2008
36228CDP5	750,894	—	²	(532,759)	218,135	218,135	12/31/2008
3622ECAH9	9,815,000	—	²	(6,403,699)	3,411,301	3,411,301	12/31/2008
38500XAM4	3,263,688	—	²	(2,878,688)	385,000	385,000	12/31/2008
46412QAD9	6,997,504	—	²	(5,554,244)	1,443,260	1,443,260	12/31/2008
46625M2W8	1,708,545	—	²	(1,550,593)	157,952	157,952	12/31/2008
46625M2Y4	596,284	—	²	(442,858)	153,426	153,426	12/31/2008
50180CAV2	6,024,175	—	²	(5,211,175)	813,000	813,000	12/31/2008
50180CAW0	7,183,387	—	²	(6,315,658)	867,729	867,729	12/31/2008
55312TAQ6	3,817,868	—	²	(2,574,418)	1,243,450	1,243,450	12/31/2008
55312TAR4	3,616,402	—	²	(2,369,989)	1,246,413	1,246,413	12/31/2008
55312YAT9	20,004,831	—	²	(17,949,031)	2,055,800	2,055,800	12/31/2008
589929JS8	4,196,584	—	²	(460,813)	3,735,771	3,735,771	12/31/2008
60687VAN5	3,276,152	—	²	(2,857,652)	418,500	418,500	12/31/2008
61746WE97	982,114	—	²	(622,238)	359,876	359,876	12/31/2008
61746WF21	198,149	—	²	(108,779)	89,370	89,370	12/31/2008
61749MAG4	2,463,365	—	²	(2,174,584)	288,781	288,781	12/31/2008
70556RAD3	41,824,931	—	²	(16,186,786)	25,638,145	25,638,145	12/31/2008
74040KAC6	14,387,860	—	²	(7,644,893)	6,742,967	6,742,967	12/31/2008
74924PAJ1	1,071,735	—	²	(577,030)	494,705	494,705	12/31/2008
760985U58	380,419	—	²	(70,655)	309,764	309,764	12/31/2008
760985U66	166,134	—	²	(69,050)	97,084	97,084	12/31/2008
76110HQT9	2,966,509	—	²	(1,968,981)	997,528	997,528	12/31/2008
76110VLD8	2,354,852	—	²	(467,251)	1,887,601	1,887,601	12/31/2008
76110VPJ1	2,462,808	—	²	(780,464)	1,682,344	1,682,344	12/31/2008
76110VPU6	1,428,428	—	²	(659,001)	769,427	769,427	12/31/2008
76110VTQ1	6,999,985	—	²	(6,060,515)	939,470	939,470	12/31/2008
76110WRX6	4,096,799	—	²	(1,412,549)	2,684,250	2,684,250	12/31/2008
76110WVT0	1,123,116	—	²	(565,567)	557,549	557,549	12/31/2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	12/31/2008
92978QAT4	20,021,630	—	²	(17,893,630)	2,128,000	2,128,000	12/31/2008
939344AN7	10,000,000	—	²	(3,054,200)	6,945,800	6,945,800	12/31/2008
93934DAQ0	87,351	—	²	(51,823)	35,528	35,528	12/31/2008
94980KAQ5	1,103,943	—	²	(643,629)	460,314	460,314	12/31/2008
004421RV7	9,463,168	7,747,697	¹	(1,715,471)	7,747,697	7,003,715	9/30/2008
03702YAC4	21,627,908	—	²	(14,058,108)	7,569,800	7,569,800	9/30/2008
05949AM31	1,873,669	1,656,719	¹	(216,950)	1,656,719	739,839	9/30/2008
55312TAQ6	10,046,558	—	²	(6,083,638)	3,962,920	3,962,920	9/30/2008
55312TAR4	11,893,403	—	²	(8,099,902)	3,793,501	3,793,501	9/30/2008
589929JS8	5,505,188	—	²	(694,732)	4,810,456	4,810,456	9/30/2008
74040KAC6	15,328,440	—	²	(940,580)	14,387,860	14,387,860	9/30/2008
316781AA1	14,996,100	—	²	(8,432,550)	6,563,550	6,563,550	9/30/2008
67088CAA5	20,000,000	—	²	(17,500,000)	2,500,000	2,500,000	9/30/2008
004421RV7	13,293,979	10,420,391	¹	(2,873,588)	10,420,391	8,677,457	9/30/2008

Single Premium Immediate Annuities ■ Statement of Additional Information	B-169

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	concluded

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05947UJV1	$1,613,758	$1,063,032	¹	$(550,726)	$1,063,032	$2,510,921	9/30/2008
74040KAC6	16,983,047	—	²	(834,284)	16,148,763	16,148,763	9/30/2008
46625M2Y4	1,434,849	674,165	¹	(760,684)	674,165	727,135	3/31/2008
61746WE97	1,687,099	1,085,336	¹	(601,763)	1,085,336	1,710,037	3/31/2008
61746WF21	659,501	249,760	¹	(409,741)	249,760	545,244	3/31/2008
68400XBL3	557,541	280,704	¹	(276,837)	280,704	426,874	3/31/2008
760985U66	867,188	—	²	(536,924)	330,264	330,264	12/31/2007
363259AA0	15,000,000	—	²	(4,800,000)	10,200,000	10,200,000	12/31/2007
61746WF21	771,351	676,705	¹	(94,646)	676,705	556,580	12/31/2007
760985U58	2,813,940	911,116	¹	(1,902,824)	911,116	2,421,305	12/31/2007
76110WRX6	5,900,848	4,987,584	¹	(913,264)	4,987,584	4,149,159	12/31/2007
652454BB4	10,000,000	—	²	(1,500,000)	8,500,000	8,500,000	9/30/2007
652454BC2	5,000,000	—	²	(850,000)	4,150,000	4,150,000	9/30/2007
52518RBE5	1,322,892	—	²	(333,510)	989,382	989,382	6/30/2006
74681@AK5	4,500,000	—	²	(2,487,421)	2,012,579	2,012,579	9/30/2003
Total				(2,809,307,433)

[1]	Impairment based on undiscounted cash flows.
[2]	Impairment based on Fair Value.
*	Securities identified as having a net present value of $0.

B-170	Statement of Additional Information ■ Single Premium Immediate Annuities

730 Third Avenue New York, NY 10017-3206

A10896 (5/13)

Part C—OTHER INFORMATION

Item 24. Financial Statements and Exhibits

	(a)	Financial statements.

Part A:		None

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

	(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None

(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)

	(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)

	(C)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

	(D)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

	(A)	One-Life Immediate Annuity contract (5)

	(B)	Two-Life Immediate Annuity contract (5)

	(C)	Fixed Period Immediate Annuity contract (5)

(5)	Form of Application for the SPIA Contracts (5)

(6)	(A)	Charter of TIAA-CREF Life (2)

	(B)	Bylaws of TIAA-CREF Life (2)

(7)	None

(8)	(A)	Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

	(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

	(C)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)

	(D)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

	(E)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)

	(F)	Administrative Services Agreement between TIAA-CREF Funds and Teachers Advisors, Inc. (10)

	(E)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire *

(10)	(A)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

(11)	None

(12)	None

(13)	(A)	Schedule of Computation of Performance Information (6)

	(B)	Powers of Attorney *

(14)	Financial Data Schedule—not required

*	Filed herewith.

1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).

2	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).

3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).

4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).

5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).

6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).

7	Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).

8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).

9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).

10	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-6, filed on May 1, 2010 (File No 333-46414).

11	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

12	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
David M. Anderson	Director, Chairman
Kathie Andrade	Director
Elizabeth D. Black	Director
Matthew Halperin	Director
Nancy Heller	Director
Eric T. Jones	Director
Matthew Kurzweil	Director
Russell Noles	Director
Ronald R. Pressman	Director
Martin Snow	Director
Elizabeth Debenedictis	Vice President, Third Party Insurance Wholesaling
Linda Dougherty	Vice President & Chief Financial Officer
Margarita Echevarria	Chief Compliance Officer
Jorge Gutierrez	Vice President, Treasurer
Meredith Kornreich	Vice President & General Counsel
Richard Biegen	Chief Compliance Officer of the Separate Account
Marjorie Pierre-Merrit	Vice President & Assistant Corporate Secretary
Jeremy Ragsdale	Vice President , Product Management
Kevin Tiernan	Vice President, Insurance & ATA Products

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	Teachers Insurance and Annuity Association of America is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. Employs all TIAA entities staff except for Kaspick and TIAA-CREF Asset Management UK Limited (England). The TIAA Board of Overseers elects TIAA’s trustees.

•

TIAA Separate Account VA-1 (“VA-1”) is a separate account registered with the SEC as an open-end management investment company that offers individual, variable, after-tax annuities. VA-1 has only one investment portfolio, the Stock Index Account.

•	TIAA Real Estate Account VA-2 (“VA-2”) is a separate account of TIAA that allows TIAA to offer a variable investment option based on real estate investments for TIAA’s pension annuities.

•

TIAA Separate Account VA-3 (“VA-3”) is registered with the SEC as an investment company under the Investment Company Act of 1940 and operates as a unit investment trust. VA-3 is designed to fund individual and group variable contracts in retirement plans.

(4)	The following corporations, trusts and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC
485 Properties, LLC*	T-C Sports Co., Inc.*
730 Texas Forest Holdings, Inc.*	T-C Stonecrest LLC
Bethesda ARC, LLC	T-Investment Properties Corp.
Bethesda HARC, LLC	T-Land Corp.
Ceres Agricultural Properties, LLC*	T-Pointe, LLC
CTG&P, LLC	TCPC Associates, LLC
DAN Properties, Inc.	Teachers Concourse, LLC*
Debt Holdings, LLC	Teachers Mayflower, LLC
Demeter Agricultural Properties, LLC	Teachers West, LLC
Demeter Agricultural Properties II, LLC	TIAA 485 Boca 54 LLC
Flint European Trust	TIAA 485 Clarendon, LLC
Infra Alpha LLC	TIAA Canada Retail Business Trust
JV Georgia One, Inc.	(a Pennsylvania business trust)
JWL Properties, Inc.	TIAA CMBS I, LLC*
ND 70SMA LLC	TIAA Diamond Investor, LLC
ND Belgrave House LLC	TIAA European Funding Trust*
ND La Jolla, LLC	TIAA Franklin Square, LLC*
ND Properties, Inc.*	TIAA Gemini Office, LLC
ND-T Street, LLC	TIAA Global Public Investments, LLC
Normandale Center LLC	TIAA Lakepointe, LLC
Occator Agricultural Properties, LLC	TIAA Park Evanston, Inc.
Port Northwest IV Corporation

DOMESTIC
Premiere Agricultural Properties, LLC	TIAA Realty, Inc.
Premiere Columbia Properties, LLC	TIAA SF One, LLC
Premiere Farm Properties, LLC	TIAA Stafford Harrison LLC
Savannah Teachers Properties, Inc.	TIAA The Reserve II Member, LLC
T-C 685 Third Avenue Member LLC	TIAA Timberlands I, LLC*
T-C 1101 Pennsylvania Avenue LLC	TIAA Timberlands II, LLC*
T-C 1101 Pennsylvania Avenue Owner LLC	TIAA Union Place Phase I LLC
T-C 1101 Pennsylvania Avenue Venture LLC	TIAA-CREF Global Investments LLC
T-C Cypress Park West LLC	WRC Properties, Inc.*
T-C Duke Street LLC
T-C King Street Station LLC
T-C Montgomery Mall LLC
T-C Newbury Common LLC
T-C Potomac Promenade LLC
T-C Roosevelt Square LLC
T-C SMA I, LLC
T-C SMA 2, LLC
T-C State House On Congress Apartments LLC

INTERNATIONAL
36 Rue La Fayette (Luxembourg)	SAS Roosevelt (France)
154 Rue de l’Universite SARL (France)	Servin EURL (France)
Bruyeres I SAS (France)	Servin Holding SARL (France)
Bruyeres II SAS (France)	SNC Amarante (France)
Business Port S.r.l. (Italy)	SNC La Defense (France)
Courcelles 70 SAS (France)	SNC Lazulli (France)
Des Brateaux SARL (France)	SNC Peridot (France)
Erlangen Arcaden GmbH & Co. KG (Germany)	SNC Roosevelt (France)
LaFayette Lux 1 S.a.r.l. (Luxembourg)	TIAA Lux 2 (Luxembourg)
LaFayette Lux 2 S.a.r.l. (Luxembourg)	TIAA Lux 4 (Luxembourg)
Mansilla Participacoes Ltda (Brazil)	TIAA Lux 5 S.a.r.l. (Luxembourg)
ND Europe S.a.r.l.* (Luxembourg)	TIAA Lux 6 S.a.r.l.*(Luxembourg)
Norte Shopping – Centre Commercial S. A. (Portugal)	TIAA Lux 7 S.a.r.l. (Luxembourg)
Norte Shopping Retail & Leisure Centre BV* (Netherlands)	TIAA Lux 8 S.a.r.l (Luxembourg)
Olympe EURL (France)	TIAA Lux 9 S.a.r.l. (Luxembourg)
Olympe Holding SARL (France)	Villabe SAS (France)
Provence 110 (France)
REA Europe SARL (Luxembourg)
REA Lux 1 SARL (Luxembourg)
Rue de I’Universite 154 SAS (France)
SAS La Defense (France)
SAS Malachite (France)

(5)	Subsidiaries of the Separate Real Estate Account:

Marketfair Holdings LLC, One Boston Place Real Estate Investment Trust, a Maryland investment trust; Seneca Industrial Holdings, LLC; T-C 701 Brickell LLC; T-C Ashford Meadows LLC, T-C Four Oaks Place LLC; T-C Legacy at Westwood LLC; T-C Legend at Kierland LLC, T-C Lenox Park LLC, T-C Montecito LLC, T-C Palomino Blue Ridge LLC, T-C Palomino Green River LLC, T-C Palomino Red Canyon LLC, T-C Phoenician LLC,T-C Preston Sherry Plaza, LLC; T-C Regents Court LLC; T-C San Montego TX LLC, T-C SP, Inc., T-C The Caruth LLC; T-C The Colorado LLC; T-C Tradition at Kierland LLC, Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TIAA-CREF Global Separate Real Estate Company LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA Florida Retail, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(7)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, and through a selling agreement with Teachers Personal Investors Services, Inc. distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Variable Annuity and Variable Life Products, Tuition Savings Products, and TCAM Funds.

(8)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(9)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., TCAM Core Property Fund GP LLC and Westchester Group Investment Management Holding Company, Inc.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds. It provides investment adviser services for set contractual fees, with the intent of making a profit.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds, and is the placement agent for the private funds managed by TIAA-CREF Asset Management.

(12)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(13)	TIAA-CREF Tuition Financing, Inc. (“TFI”) is organized to administer and provide advice to tuition savings and prepaid plans. It is a program manager providing program management services to state’s qualified tuition programs. TFI performs certain services related to the plan on behalf of the state, but the 529 plan is the state’s products since Section 529 of the IRC only allows states and eligible educational institutions to establish and maintain 529 plans. TFI also manages the Independent 529 plans (I-529) which is sponsored by a consortium of private colleges and universities. TFI, with permission from the states, subcontracts with other entities to perform certain of the program management services.

(14)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, a federal savings bank.

(15)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank that provides individual and institutional asset management and investment advice for its customers.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

(17)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, an open-end private investment fund which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC (“GP”). GP was organized to act as the general partner of TCAM Core Property Fund Operating LP, which is an unregistered 3(c)(7) fund organized as a vehicle for direct real estate investment by TCAM customers.

(18)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interests in Kaspick & Company, LLC.

(19)	Kaspick & Company, LLC a registered investment adviser providing administrative advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(20)	Active Extension Fund I, LLC, Active Extension Fund II-Global Opportunities, LLC, Active Extension Fund III, LLC and Active Extension Fund V – Analyst Market Neutral, LLC were organized to engage in investment strategies.

(21)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TCAM SVREF I GP, LLC and TCAM DOF GP LLC.

•

TCAM SVREF I GP, LLC was organized to hold the membership interests in TCAM SVREF I A.S., LLC and to act as the general partner of TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP, a closed-end private investment fund. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP will hold the memberships interests in TCAM SVREF I Properties, LLC and TCAM SVREF I REIT, LLC, which were organized to hold the investments of their parent entity. TCAM SVREF I REIT, LLC will elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. TCAM SVREF I A.S., LLC was organized to facilitate the acquisition of the first property by TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P. and appropriately comply with certain ERISA requirements.

•

TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

(22)	TIAA-CREF International Holdings LLC, was organized to hold the ownership interests in a foreign subsidiary.

(23)	TIAA-CREF Asset Management UK Limited was organized to provide advisory services with respect to TIAA’s UK and European real estate investments.

(24)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Canadian Oil and Gas Holding, Inc., a Canadian entity.

(25)	Polar Star Canadian Oil and Gas, Inc., whose shares are owned by Polar Star Canadian Oil and Gas Holding, Inc., is a Canadian company engaged in oil and gas exploration and production.

(26)	T-C SMA III, LLC was organized to act as the general partner of TIAA-CPPIB Commercial Mortgage Company, L.P., which in turn will act as a member of TIAA-CPPIB Commercial Mortgage Company REIT LLC.

(27)	Covariance Capital Management, Inc. was organized to act as an investment adviser to manage mid-size endowments and foundations.

(28)	Westchester Group Investment Management Holding Company, Inc. was organized to acquire an interest in certain assets of an Illinois corporation and to contribute that interest to Westchester Group Investment Management, Inc.

(29)	Westchester Group Investment Management, Inc. was organized to operate an agricultural asset management business.

TIAA	% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1) 485 Properties, LLC	100%
(T2) Bethesda ARC, LLC	100%
(T3) Bethesda HARC, LLC	100%
(T2) DAN Properties, Inc.	100%
(T2) JV Georgia One, Inc.	100%
(T2) JWL Properties, Inc.	100%
(T2) Normandale Center LLC	100%
(T2) Port Northwest IV Corporation	100%
(T2) Savannah Teachers Properties, Inc.	100%
(T2) T-Investment Properties Corp.	100%
(T2) T-Land Corp.	100%
(T2) T-C Duke Street LLC	100%
(T2) TIAA 485 Boca 54 LLC	100%
(T2) TIAA 485 Clarendon, LLC	100%
(T2) TIAA Gemini Office, LLC	100%
(T2) TIAA-CREF Global Investments LLC	100%
(T1) 730 Texas Forest Holdings, Inc.	100%
(T2) 730 Texas Timberlands Ltd.	.5%
(T2) 730 Texas Timberlands II Ltd.	.5%
(T1) 730 Texas Timberlands II, Ltd.	99.5%
(T1) Active Extension Fund I, LLC	100%
(T1) Active Extension Fund II – Global Opportunities, LLC	100%
(T1) Active Extension Fund III, LLC	100%
(T1) Active Extension Fund V – Analyst Market Neutral, LLC	100%
(T1) Ceres Agricultural Properties, LLC	100%
(T2) Premiere Farm Properties, LLC	100%
(T2) Premiere Agricultural Properties, LLC	100%
(T2) Premiere Columbia Properties, LLC	100%
(T1) CTG & P, LLC	100%
(T1) CPPIB-TIAA U.S. Real Property Fund, L.P.	50%
(T2) C-T REIT LLC	99.99%
(T3) C-T Stoneridge LLC	100%
(T3) C-T Shenandoah LLC	100%
(T1) Debt Holdings, LLC	100%
(T1) Demeter Agricultural Properties, LLC	100%
(T2) Mansilla Participacoes Ltda	.01%
(T1) Demeter Agricultural Properties II, LLC	100%
(T1) Infra Alpha LLC	100%
(T1) Mansilla Participacoes Ltda	99.99%
(T1) ND Properties, Inc.	100%
(T2) Norte Shopping Retail & Leisure Centre BV	100%
(T3) Norte Shopping – Centre Commercial S.A.	100%
(T2) TIAA Canada Retail Business Trust	100%
(T2) TIAA Stafford-Harrison LLC	100%
(T2) ND La Jolla, LLC	100%
(T2) ND-T Street, LLC	100%
(T2) T- Pointe, LLC	100%
(T2) ND 70SMA LLC	100%
(T2) ND Belgrave House LLC	100%
(T2) ND Europe S.a.r.l.	100%
(T3) La Fayette Lux 1 S.a.r.l	100%

TIAA	% owned by TIAA/ Subsidiary
(T4) 36 Rue La Fayette	.01%
(T3) La Fayette Lux 2 S.a.r.l.	100%
(T4) 36 Rue La Fayette	99.99%
(T3) TIAA Lux 2	100%
(T4) SAS Roosevelt	100%
(T5) SNC Roosevelt	100%
(T4) Villabe SAS	100%
(T5) Des Brateaux SARL	100%
(T4) Bruyeres I SAS	100%
(T5) Olympe Holding SARL	100%
(T6) Olympe EURL	100%
(T4) Bruyeres II SAS	100%
(T5) Servin Holding SARL	100%
(T6) Servin EURL	100%
(T3) TIAA Lux 9	100%
(T4) SNC Amarante	.01%
(T4) SAS Malachite	100%
(T5) SNC Amarante	99.99%
(T6) SNC Lazulli	99.99%
(T6) SNC Peridot	99.99%
(T4) SAS La Defense	100%
(T5) SNC La Defense	99.9%
(T4) SNC La Defense	.01%
(T4) SNC Peridot	.01%
(T4) SNC Lazuli	.01%
(T3) TIAA Lux 4	100%
(T4) Rue De L’Universite 154 SAS	100%
(T5) 154 Rue De L’Universite S.a.r.l	100%
(T3) TIAA Lux 6 S.a.r.l	100%
(T4) Courcelles 70 SAS	100%
(T3) TIAA Lux 7 S.a.r.l	100%
(T4) Business Port S.r.l.	50%
(T3) TIAA Lux 8 S.a.r.l	100%
(T3) TIAA Lux 9 S.a.r.l	100%
(T2) TIAA Lux 5 S.a.r.l	100%
(T3) Erlanden Arcaden GmbH & Co. KG	92.5%
(T2) T-C 1101 Pennsylvania Avenue LLC	100%
(T3) T-C Pennsylvania Avenue Venture LLC	100%
(T4) T-C Pennsylvania Avenue Owner LLC	100%
(T1) Occator Agricultural Properties, LLC	100%
(T1) Oleum Holding Company, Inc.	100%
(T2) Polar Star Canadian Oil and Gas Holding, Inc.	100%
(T3) Polar Star Canadian Oil and Gas, Inc.	100%
(T1) T-C 685 Third Avenue Member LLC	100%
(T2) T-C 685 Third Avenue Venture LLC	50.01%
(T3) T-C 685 Third Avenue LLC	100%
(T1) T-C Montgomery Mall LLC	100%
(T1) T-C SMA I, LLC	100%
(T2) CPPIB-TIAA U.S. Real Property Fund, L.P.	1%
(T3) C-T REIT LLC	99.99%
(T4) C-T Stoneridge LLC	100%

(T4) C-T Shenandoah LLC	100%
(T1) T-C SMA 2, LLC	100%
(T2) PennMuni-TIAA U.S. Real Estate Fund, LLC	20%
(T3) T-C Century Plaza LLC	100%
(T3) T-C Barton Springs LLC	100%
(T3) T-C Shoppes At Monarch Lakes LLC	100%
(T3) T-C Des Peres Corners LLC	100%
(T1) T-C SMA III, LLC	100%
(T1) TIAA-CPPIB Commercial Mortgage Company, L.P.	50%
(T2) TIAA-CPPIB Commercial Mortgage Company, L.P.	1%
(T3) TIAA-CPPIB Commercial Mortgage Company REIT LLC	100%
(T1) T-C Sports Co., Inc.	100%
(T1) TCT Holdings, Inc.	100%
(T2) TIAA-CREF Trust Company, FSB	100%
(T1) Teachers Concourse, LLC	100%
(T1) Teachers Mayflower, LLC	100%
(T1) Teachers West, LLC	100%
(T1) TIAA CMBS I, LLC	100%
(T1) TIAA Diamond Investor, LLC	99.99%
(T1) TIAA European Funding Trust	100%
(T2) Flint European Trust	100%
(T1) TIAA Franklin Square, LLC	100%
(T1) TIAA Global Markets, Inc.	100%
(T1) TIAA Global Public Investments, LLC	100%
(T1) TIAA Lakepointe, LLC	100%
(T1) TIAA Park Evanston, Inc.	100%
(T1) TIAA Realty, Inc.	100%
(T1) TIAA SF One, LLC	100%
(T1) TIAA The Reserve II Member, LLC	100%
(T1) TIAA Timberlands I, LLC	100%
(T2) 730 Texas Timberlands, Ltd.	99.5%
(T1) TIAA Timberlands II, LLC	100%
(T1) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	99.996%
(T1) TIAA-CREF Life Insurance Company	100%
(T2) TIAA-CREF Life Insurance Agency, LLC	100%
(T1) TIAA-CREF LPHC, LLC	100%
(T2) TCAM SVREF I GP, LLC	100%
(T3) TCAM SVREF I A.S., LLC	100%
(T3) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	.00399%
(T4) TCAM SVREF I Properties, LLC	100%
(T4) TCAM SVREF I REIT, LLC	100%
(T2) TCAM DOF GP LLC	100%
(T3) TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.
(T1) TIAA-CREF Individual & Institutional Services, LLC	100%
(T1) TIAA-CREF International Holdings, LLC	100%
(T2) TIAA-CREF Asset Management UK Limited	100%
(T1) TIAA-CREF Investment Management, LLC	100%
(T1) TIAA-CREF Redwood, LLC	100%
(T2) Covariance Capital Management, Inc.	100%
(T2) Kaspick & Co., LLC	100%
(T1) TIAA Union Place Phase I, LLC	100%
(T1) WRC Properties, Inc.	100%
(T2) TCPC Associates, LLC	100%
(T1) TIAA-CREF Enterprises, Inc.	100%
(T2) Teachers Advisors, Inc.	100%
(T2) Teachers Personal Investors Services, Inc.	100%
(T2) TIAA-CREF Tuition Financing, Inc.	100%
(T2) TCAM Core Property Fund GP, LLC	100%

(T3) TIAA-CREF Asset Management Core Property Fund, LP	.1%
(T4) TCAM Core Property Fund REIT LLC	99%
(T5) TCAM Core Property Fund Operating GP LLC	100%
(T6) TCAM Core Property Fund Operating LP	.1%
(T7) T-C Stonecrest LLC	100%
(T7) T-C King Street Station LLC	100%
(T7) T-C Cypress Park West LLC	100%
(T7) T-C Roosevelt Square LLC	100%
(T7) T-C Potomac Promenade LLC	100%
(T7) T-C Newbury Common LLC	100%
(T7) T-C State House On Congress Apartments LLC	100%
(T2) Westchester Group Investment Management Holding Company, Inc.	100%
(T3) Westchester Group Investment Management, Inc.	85%
Real Estate Separate Account
(T1) One Boston Place Real Estate Investment Trust	50.25%
(T2) One Boston Place, LLC	100%
(T1) Marketfair Holdings LLC	100%
(T1) Seneca Industrial Holdings LLC	100%
(T1) T-C 701 Brickell LLC	100%
(T1) T-C Ashford Meadows LLC	100%
(T1) T-C Four Oaks Place LLC	100%
(T1) T-C Legacy at Westwood LLC	100%
(T1) T-C Legend at Kierland LLC	100%
(T1) T-C Lenox Park LLC	100%
(T1) T-C Montecito LLC	100%
(T1) T-C Palomino Red Canyon LLC	100%
(T1) T-C Palomino Blue Ridge LLC	100%
(T1) T-C Palomino Green River LLC	100%
(T1) T-C Phoenician LLC	100%
(T1) T-C Preston Sherry Plaza LLC	100%
(T1) T-C Regents Court LLC	100%
(T1) T-C San Montego TX LLC	100%
(T1) T-C SP, Inc.	100%
(T1) T-C The Caruth LLC	100%
(T1) T-C The Colorado LLC	100%
(T1) T-C Tradition at Kierland LLC	100%
(T1) Teachers REA, LLC	100%
(T2) REA Europe SARL	100%
(T3) REA Lux 1 SARL	100%
(T4) Provence 110	100%
(T2) Teachers REA III, LLC	99%
(T2) TIAA-CREF Global Separate Real Estate Company LLC	100%
(T2) TREA GA Reserve, LLC	100%
(T2) TREA 10 Schalks Crossing Road, LLC	100%
(T2) Teachers Belvidere Properties, LLC	100%
(T2) TIAA West Town Mall, LLC	100%
(T2) Light Street Partners LLP	10%
(T2) TREA Broadlands, LLC	100%
(T2) TREA 1401 H, LLC	100%
(T2) TREA Weston, LLC	100%
(T2) TREA Wilshire Rodeo, LLC	100%
(T1) Teachers REA II, LLC	100%
(T2) Light Street Partners LLP	90%
(T1) Teachers REA III, LLC	1%
(T1) TIAA Florida Mall, LLC	100%

(T1) TIAA Miami International Mall, LLC	100%
(T1) TREA Florida Retail, LLC	100%
(T1) TREA Pacific Plaza, LLC	100%
(T1) TREA Retail Fund-K, LLC	100%
(T2) Kim-T Income Fund I, LP	82%
(T1) TREA Retail Property Portfolio 2006, LLC	100%
Footnotes
(T1) Tier 1 subsidiary directly owned by TIAA
(T2) Tier 2 subsidiary owned by the Tier 1 sub
(T3) Tier 3 subsidiary owned by the Tier 2 sub
(T4) Tier 4 subsidiary owned by the Tier 3 sub
(T5) Tier 5 subsidiary owned by the Tier 4 sub
(T6) Tier 6 subsidiary owned by the Tier 5 sub
(T7) Tier 7 subsidiary owned by the Tier 6 sub

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 27. Number of Contractowners

As of February 28, 2013, there were 451 owners of Contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Kathie J. Andrade	President and Chief Executive Officer
Stephen D. Collier	Senior Vice President, Head of Tax
William C. Bair	Vice President and Chief Financial Officer
Yves P. Denize	Vice President and Chief Legal Officer
Linda Dougherty	Vice President and Controller
Peter Kennedy	Vice President and Chief Operating Officer
Pamela Lewis Marlborough	Vice President and Assistant Secretary
Raymond Bellucci	Vice President
Kevin C. Brown	Vice President
Douglas Chittenden	Vice President
William Griesser	Vice President
Christopher J. Weyrauch	Senior Managing Director
Catherine McCabe	Managing Director
Peter Case	Director of Operations
Patricia Adams	Assistant Director, Operations
Samuel Turvey	Chief Compliance Officer
Thomas Dudek	Anti-Money Laundering Officer
Jorge Gutierrez	Treasurer
Jennifer Sisom	Assistant Treasurer
Marjorie Pierre-Merritt	Secretary
Janet Acosta	Assistant Secretary
Henry W. Atkinson	Assistant Secretary
Nicholas Cifelli	Assistant Secretary
Gail Clinton	Assistant Secretary
Jamin R. Jenkins	Assistant Secretary
Ann Medeiros	Assistant Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Not applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 20 North 12th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31. Management Services

Not applicable.

Item 31. Management Services Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 24th day of April, 2013.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	/s/ *

David M. Anderson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 24, 2013 in the capacities and on the dates indicated.

Signature	Title

*	President and Chief Executive Officer
David M. Anderson

*	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Linda S. Dougherty

*	Director, Chairman
David M. Anderson

*	Director
Kathie Andrade

*	Director
Elizabeth D. Black

*	Director
Matthew Halperin

*	Director
Nancy Heller

*	Director
Eric T. Jones

*	Director
Matthew Kurzweil

*	Director
Russell Noles

*	Director
Ronaold R. Pressman

*	Director
Martin Snow

*	Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: April 19, 2013

/S/ KENNETH W. REITZ
Kenneth W. Reitz, Esq.
Attorney-in-fact

Exhibit Index

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire

(10)	(A) Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(13)	(B) Powers of Attorney